As filed with the U.S. Securities and Exchange Commission on April 18, 2025.
Securities Act File
No. 333-284605
Commission File
No. 814-01571

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective
Amendment No. 3
Post-Effective Amendment No.

Fidelity Private Credit Fund
(Exact name of registrant as specified in charter)

245 Summer Street
Boston, Massachusetts 02210
617-563-7000
(Address and telephone number, including area code, of principal executive offices)
Nicole Macarchuk, Secretary
245 Summer Street
Boston, Massachusetts 02210
(Name and address of agent for service)

COPIES TO:
William J. Bielefeld, Esq.
Paul Stevens, Esq.
Dechert LLP
1900 K Street, NW
Washington, DC 20006

Approximate Date of Commencement of Proposed Public Offering
: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☒	on April 21, 2025 pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

EXPLANATORY NOTE
Pursuant to the registration statement (File
No. 333-267297)
dated January 6, 2023, as amended, on Form
N-2
filed by Fidelity Private Credit Fund (the “Registrant”), a total of $1,000,000,000 common shares of beneficial interest, par value $0.01 per share, were previously registered. This Registration Statement has registered an additional $3,000,000,000 of common shares, resulting in a total of $4,000,000,000 in registered common shares.
This
Pre-Effective
Amendment No. 3 is being filed for the purpose of (i) delaying the effective date of the Registration Statement to April 21, 2025, and (ii) making other non-material
updates. This Amendment is organized as follows: (a) Prospectus and (b) Part C Information relating to the Registrant.

Prospectus

Fidelity Private Credit Fund
Class S, Class D, and Class I
Maximum Offering of $4,000,000,000

Fidelity Private Credit Fund is a Delaware statutory trust that invests in loans targeted at private U.S. operating companies whose securities are not listed on a national securities exchange or registered under the Securities Exchange Act of 1934, as amended, and public U.S. operating companies having a market capitalization of less than $250,000,000. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Throughout this prospectus, we refer to Fidelity Private Credit Fund as the “Fund,” “we,” “us” or “our.”
We are a
non-diversified,
closed-end
management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by our adviser, Fidelity Diversifying Solutions LLC (“FDS” or the “Adviser”). The Fund elected to be treated, and intends to qualify annually, as a regulated investment company as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. We are offering on a continuous basis up to $4,000,000,000 of our common shares of beneficial interest (the “Common Shares”). We expect to offer to sell any combination of three classes of Common Shares, Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per share for each class of Common Shares equals our net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. Fidelity Distributors Company LLC, the managing dealer (the “Managing Dealer”) for this offering, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in this offering.

Investing in our Common Shares involves a high degree of risk. See “Risk Factors” beginning on page 32 of this prospectus. Also consider the following:

•	We have a limited operating history and there is no assurance that we will achieve our investment objective.

•	An investment in our Common Shares may not be appropriate for all investors and is not designed to be a complete investment program.

•	This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them.

•	You should not expect to be able to sell your shares regardless of how we perform.

•	You should consider that you may not have access to the money you invest for an extended period of time.

•	We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop.

•	Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

•	You should purchase these securities only if you can afford a complete loss of your investment.

•
We have commenced a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions. See “Share Repurchase Program” and “Risk Factors” —
Repurchase Program
and
Timing of Repurchase May be Disadvantageous
.

•	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•
We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

•
Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

•	We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us. See “Risk Factors” — Leverage Risk .

•
We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.

•
We invest primarily in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

This prospectus contains important information you should know before investing in the Common Shares. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at alternatives@fmr.com, calling us at
817-474-1001
or visiting our website located at fidcredit.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.
We will provide you with a copy of any information that has been incorporated by reference into this prospectus. Neither the SEC nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the “Regulation Best Interest” standard to any or all purchasers.
The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common

Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

	Price to the Public (1)	Proceeds to Us, Before Expenses (2)
Maximum Offering (3)	$4,000,000,000	$4,000,000,000
Class S Shares, per Share	$25.74	$1,333,333,333
Class D Shares, per Share	$25.74	$1,333,333,333
Class I Shares, per Share	$25.74	$1,333,333,334

(1)
Class I shares were initially offered at $25.00 per share and Class S shares, Class D shares and Class I shares are currently being offered on a monthly basis at a price per share equal to the NAV per share for such class. The table reflects the NAV per share of each class as of February 28, 2025.

(2)
Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S shares, Class D shares, or Class I shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, such intermediaries may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that such intermediaries limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. We will also pay the following shareholder servicing and/or distribution fees to the Managing Dealer and/or a participating broker, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares, and (b) for Class D shares, a shareholder servicing and or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We and/or our affiliates may also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting shareholder servicing and/or distribution fees or organization and offering expenses payable by us, which are paid over time.

(3)
The table assumes that all shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class S shares, 1/3 from the sale of Class D shares, and 1/3 from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from this assumption.

The date of this prospectus is April 18, 2025

SUITABILITY STANDARDS
Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:

•	a gross annual income of at least $70,000 and a net worth of at least $70,000, or

•	a net worth of at least $250,000.
For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.
In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards set forth below:
Alabama
—In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us and our affiliates.
California
—California residents may not invest more than 10% of their liquid net worth in us and must have either (a) a liquid net worth of $350,000 and annual gross income of $65,000 or (b) a liquid net worth of $500,000.
Idaho
—Purchasers residing in Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in us shall not exceed 10% of their liquid net worth.
Iowa
—Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded business development companies (“BDCs”) to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).
Kansas
—The Securities Commissioner of Kansas recommends that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10 percent of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
Kentucky
—A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.
Maine
—The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.
Massachusetts
— Massachusetts investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of

i

$350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a Massachusetts investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.
Missouri
—In addition to the suitability standards set forth above, no more than ten percent (10%) of any one (1) Missouri investor’s liquid net worth shall be invested in the securities being registered in this offering.
Nebraska
—In addition to the suitability standards set forth above, Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), are not subject to the foregoing investment concentration limit.
New Jersey
—New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.
New Mexico
—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.
North Dakota
—Purchasers residing in North Dakota must have a net worth of at least ten times their investment in us.
Ohio
—It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer and in any other non-traded BDC. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities.
Oklahoma
—Purchasers residing in Oklahoma may not invest more than 10% of their liquid net worth in us.
Oregon—
In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in us and our affiliates. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.
Pennsylvania—
Purchasers residing in Pennsylvania may not invest more than 10% of their liquid net worth in us.
Puerto Rico—
Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.
Tennessee
—Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us.

Vermont
—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.
The Adviser, those selling shares on our behalf and participating brokers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our shares is suitable and appropriate for each investor. In making this determination, the participating broker, registered investment adviser, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:

•	meets the minimum income and net worth standards established in the investor’s state;

•	can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;

•	is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and

•	has an apparent understanding of the following:

•	the fundamental risks of the investment;

•	the risk that the entire investment may be lost;

•	the lack of liquidity of our shares;

•	the background and qualification of our Adviser; and

•	the tax consequences of the investment.
In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.
In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.
Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. Under Regulation Best Interest, high cost, high risk and complex products may be subject to greater scrutiny by broker-dealers and their salespersons. Certain states, including Massachusetts, have adopted or may adopt state-level standards that seek to further enhance the broker-dealer standard of conduct to a fiduciary standard for all broker-dealer recommendations made to retail customers in their states. In comparison to the standards of Regulation Best Interest, the Massachusetts fiduciary standard, for example, requires broker-dealers to adhere to the duties of utmost care and loyalty to customers. The Massachusetts standard requires a broker-dealer to make recommendations without regard to the financial or any other interest of any party other than the retail customer, and that broker-dealers must make all reasonably practicable efforts to avoid conflicts of interest, eliminate conflicts that cannot reasonably be avoided, and mitigate conflicts that cannot reasonably be avoided or eliminated. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. In addition to Regulation Best Interest and state fiduciary standards of care, registered investment advisers and registered broker-dealers must provide a brief summary to retail investors. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonably available alternatives in the best interests of their clients. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have a lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our common stock, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. This relationship summary, referred to as Form CRS, is not a prospectus. Investors should refer to this prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time.

ABOUT THIS PROSPECTUS
Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.
We will disclose the NAV per share of each class of our Common Shares for each month when available on our website at fidcredit.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
The words “we,” “us,” “our” and the “Fund” refer to Fidelity Private Credit Fund, together with its consolidated subsidiaries.
Unless otherwise noted, numerical information relating to FDS is approximate as of December 31, 2024.
Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.
MULTI-CLASS EXEMPTIVE RELIEF
This prospectus relates to our Common Shares of Class S, Class D, and Class I. We have been granted exemptive relief by the SEC to offer multiple classes of Common Shares.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue”, “project” or other similar words. These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward- looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved. The safe harbor provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in connection with this offering.
You should carefully review the “Risk Factors” section of this prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

v

PROSPECTUS SUMMARY
This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary of all known material information and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.

Q:	What is Fidelity Private Credit Fund?

A:
The Fund is externally managed by Fidelity Diversifying Solutions LLC (“FDS” or the “Adviser”), and invests in loans targeted at private U.S. operating companies whose securities are not listed on a national securities exchange or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and public U.S. operating companies having a market capitalization of less than $250,000,000. We are a Delaware statutory trust and a non-diversified,
closed-end
management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund elected to be treated, and intends to qualify annually, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Q:	Who is FDS?

A:
FDS is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and a wholly-owned subsidiary of FMR LLC (“FMR”). As of December 31, 2024, FDS had $9.6 billion in assets under management. FDS is also registered with the U.S. Commodity Futures Trading Commission (the “CFTC”) under the Commodity Exchange Act of 1936, as amended (the “CEA”), as a commodity pool operator (“CPO”) and a commodity trading adviser (“CTA”), and is a member of the National Futures Association (the “NFA”). FDS leverages the resources of the entire Fidelity organization (“Fidelity Investments” or “Fidelity”) in managing the Fund.

FMR is the ultimate parent company of FDS. At present, the primary business activities of FMR and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Q:	What is your investment objective?

A:
Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Fund seeks to achieve these objectives by investing primarily through directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select Private Credit (as defined below) investments.

Q:	What is an originated loan?

A:
An originated loan is a loan where we, along with other funds and client accounts managed by the Adviser and/or its affiliates, lend directly to the borrower and hold the loan generally on our own or in a small group with other affiliated funds and accounts and/or third-party investors. This is distinct from a syndicated loan, which is generally originated by a bank and then syndicated, or sold, in several pieces to other investors. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans often have liquid markets and can be traded by investors.

Q:	Why do you invest in liquid credit investments in addition to originated loans?

A:
We expect the allocation to liquid credit investments within the Fund’s portfolio (i) to provide the Fund with sufficient liquidity in order to meet the Fund’s quarterly share repurchase targets, and (ii) to seek attractive investment returns prior to investing subscription proceeds into newly originated loans.

Q:	What is your investment strategy?

A:
The Adviser’s investment strategy is credit driven with a focus on capital preservation. The Adviser seeks to employ a rigorous and consistent due diligence process when assessing each individual issuer. The Adviser evaluates each issuers’ ownership and management team, business model, competitive differentiation, historical and projected financial performance, cost structure, key customers and key suppliers, and position within its industry.

The Adviser will utilize its expertise sourcing and investing in loans to private businesses while leveraging the proprietary industry research of the broader Fidelity platform when constructing the Fund’s portfolio. Quantitative and qualitative factors will drive each investment decision to seek to achieve the Fund’s stated investment objective. The Fund invests across issuers, industries, geographies, and private equity sponsors (each, a “Sponsors” and collectively, “Sponsors”) or ownership groups.

Q:	What types of investments do you make?

A:
The majority of the Fund’s investments will be loans targeted at private U.S. operating companies whose securities are not listed on a national securities exchange or registered under the Exchange Act, and public U.S. operating companies having a market capitalization of less than $250,000,000. The Adviser may also invest to a lesser degree in
non-U.S.
companies. Specific private investments may include: (a) directly originated first lien loans, senior secured revolving lines of credit, term loans and delayed draw term loans, (b) directly originated second lien, last out senior, secured or unsecured mezzanine term loans and delayed draw term loans, (c) club deals (investments generally comprised from a small group of lenders), and broadly syndicated leveraged loans (investments generally arranged or underwritten by investment banks or other intermediaries), and (d) other debt (collectively referred to as “Private Credit”). The Adviser may also invest to a lesser degree in equity linked instruments (may include debt with warrants, preferred equity investments, or equity co-investments).
The Adviser and/or its affiliates may lead and structure the transaction as sole-lender, as the agent of a club credit facility (a group of similar direct lenders that invest in the same tranches), or may participate as a non-agent
investor in a large club or syndicated transactions.

Under normal circumstances, the Fund will invest at least 80% of its total assets in Private Credit investments. The Fund will also invest at least 70% of its total assets in investments that meet regulatory requirements of the BDC structure, which will generally include investments in companies that are generally private and may be backed by a Sponsor but may also include investments in small capitalization public companies or companies that are backed by a non-private
equity sponsor ownership group
(“Non-Sponsored”).
The Adviser directly originates credit opportunities from a large universe of Sponsors, intermediaries and other direct lenders, as well as internal Fidelity resources.
Targeted borrowers operate within a wide range of industries. Leveraging Fidelity’s proprietary industry research and the Adviser’s expertise, the Fund primarily invests in industries where the Adviser’s portfolio management team has deep experience with similarly situated companies. The Adviser targets investments structured as first lien senior secured and unitranche credit facilities, while also taking advantage of opportunistic investments in other parts of the capital structure, including last out loans, second lien loans, mezzanine and other junior debt loans, as well as equity investments.
The Fund may enter into hedging transactions, which may utilize instruments such as forward contracts, currency options and interest rate swaps, collars and floors to seek to hedge against fluctuations in the relative values of the Fund’s portfolio positions from changes in currency exchange rates and market interest rates. The Fund may also receive or purchase warrants or rights.
Most of the investments that the Fund invests in are unrated or rated below investment grade, which are often referred to as “leveraged loans,” “high yield” or “junk” debt investments and may be considered “high risk” or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal, and such risk of default could reduce the Fund’s net asset value and income distributions to shareholders. They may also be illiquid and difficult to value.
The Adviser will seek collateral packages in connection with the Fund’s secured investments that include liens on the borrower’s assets and a pledge of the borrower’s stock. In addition, the Adviser expects to seek investment structures that include covenant packages that measure the borrower’s key performance metrics but will also be permitted to invest in loans that would not include maintenance covenants. Loans will usually have stated terms of five to seven years, but the expected average life of such securities is usually between three to four years and may contain scheduled amortization payments and/or mandatory excess cash flow payments to reduce exposure and risk over the life of the investment.
The Fund generally seeks to invest in loans that carry variable (
i.e.
, “floating”) interest rates. In addition to the cash yields received on its loans from principal and interest payments, the Fund seeks to invest in loans that generally pay additional fees, including but not limited to, closing fees, arrangement fees, prepayment premiums, or amendment fees. In certain cases, loan investments have equity enhancement features, which may be in the form of warrants or other equity-related securities that are designed to provide the opportunity for capital appreciation.
To seek to enhance returns, the Fund employs leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act, which currently allows the Fund to borrow up to a 2x debt to equity ratio.
The Fund borrows money for investment and cash management purposes. In determining whether to borrow money, the Fund analyzes the financial flexibility, maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to the Fund’s investment outlook. In addition to borrowing money from third parties, the Fund may borrow on an unsecured basis from the Adviser or its affiliates. The use of borrowed funds to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds would be borne by the shareholders indirectly through their interests in the Fund.
Because the Fund is classified as
non-diversified
fund under the 1940 Act, the Adviser may invest a significant percentage of the Fund’s assets in a single issuer, however, the Fund will be subject to diversification requirements applicable to RICs under Subchapter M of the Code.
Our investments are subject to a number of risks. See “Investment Objective and Strategies” and “Risk Factors.”

Q:	What potential competitive strengths does the Adviser offer?

A:
Founded in 1946, Fidelity has been known for its professional money management and comprehensive client services. Fidelity is one of the world’s largest providers of financial services with assets under administration of $15.1 trillion, including managed assets of $5.9 trillion as of December 31, 2024. The portfolio management team has extensive experience in middle market lending and has sourced, underwritten and/or managed diverse credit and lending teams in a variety of market environments from the nascent cash flow lending markets of the early 2000’s, through the great financial crisis of 2007 to 2009 (the “Great Financial Crisis”), during the recovery and growth of the 2010’s, and during the recent pandemic related disruptions. The Adviser emphasizes a consistent and disciplined underwriting process which is the foundation for its approach to portfolio construction. Leveraging proprietary research insights and performing granular credit and loan to value analysis for each investment are core tenets of the Adviser’s credit philosophy. Focusing on capital preservation and minimizing volatility, the Adviser seeks to employ the same underwriting, due diligence and the Adviser’s Direct Lending Investment Committee (as defined below “Direct Lending Investment Committee”) approval process for every investment. The Adviser believes that Fidelity’s history and scale, combined with the portfolio management team’s experience and strategy enable it to compete across the credit spectrum in the middle market. See “Conflicts of Interest – Relationship among the Fund, the Adviser and the Portfolio Managers” for more information about risks related to investing with an affiliate adviser. The Adviser’s specific areas of differentiation that drive its competitive advantages are below:

•
Fidelity’s multi-decade history and substantial scale in the credit markets:
Fidelity has operated through the last twelve recessions, numerous crises, expansions and contractions during its more than 75 years of history. Active in the credit markets since 1971, Fidelity has over $861 billion of fixed income assets under management as of December 31, 2024. Fidelity also offered its first high yield bond fund in 1977 and was the first mutual fund company to offer an open-ended fund focused on leveraged loans in 2000.

•
Dedicated team of seasoned middle market credit investors
: The portfolio management team is comprised of professionals that have spent their entire careers in middle market lending. The portfolio managers average more than 20 years of experience, and the portfolio management team’s capabilities include sourcing, underwriting and executing on middle market loans, and most importantly, actively managing credit portfolios through multiple cycles. This includes experience managing companies during periods of growth and distress including restructurings and bankruptcies, providing valuable foresight as the Direct Lending Investment Committee evaluates and approves new opportunities. The Adviser maintains in-depth
oversight throughout the investment process and instills the culture of intense focus on capital preservation and hands-on
portfolio management with a focus on proper risk mitigation throughout the life of an investment.

•
Ability to operate at scale across the entire lending landscape:
The Adviser seeks to offer compelling financing solutions for creditworthy issuers regardless of company size. This increases the opportunity set for the Fund and promotes the Adviser’s selective investment approach, while providing reliable financing to companies as they scale. The Adviser’s ability to offer attractive financing proposals for small to mid-market
businesses as well as upper middle market companies also deepens the relationship with Sponsors, a source of investment opportunities for the Adviser. The Adviser targets issuers that the Adviser considers to be high quality, regardless of size, and provide financing structures that afford attractive risk adjusted returns for the Fund.

•
Access to proprietary credit and equity research platform creates efficient and differentiated diligence:
As part of Fidelity, the Adviser has access to FMR’s extensive research platform that allows the Adviser to make more informed and efficient investment decisions. FMR has over 400 research professionals in North America, Europe and Asia that cover equities, fixed income and high yield markets. As part of the due diligence and underwriting process for each potential investment, the Adviser reviews and analyzes relevant FMR industry research and engages directly with the industry analysts. Using the proprietary insights, the Adviser expects to improve portfolio construction and risk mitigation, allowing it to potentially (i) gain conviction on investments or (ii) avoid investments that have subtle industry headwinds or competitive pressures, that might otherwise appear attractive. In addition to the portfolio management team’s independent industry analysis and broad experience lending to middle market businesses, the Adviser’s access to proprietary Fidelity research differentiates the platform and, we believe, translates into more efficient and informed decision making.

•	Disciplined, consistent underwriting process with risk adjusted approach: The Adviser employs a consistent and rigorous due diligence and underwriting process to assess each investment. Investments are reviewed in deal team structures where all investment professionals have overlapping responsibilities, which is expected to improve process oversight and risk mitigation. The Adviser’s philosophy and investment approach has been informed by the portfolio management team’s extensive experience lending to middle market companies and utilizes a bottoms-up
credit approach, with the primary focus being return of capital. For each potential investment, the Adviser will actively engage with company management and ownership and complete detailed credit and valuation analysis. While the Adviser will independently determine an investment thesis and identify key risks, the Adviser also benefits from significant third-party diligence commissioned for the majority of investments.

•
Access to expert diligence professionals
: The Adviser may independently commission third-party legal, environmental, insurance, industry, background check and financial diligence on investments where necessary. For every investment, the Adviser may engage its own independent legal counsel to perform legal due diligence, review and comment on loan documents and structures on the Adviser’s behalf. The Adviser also will typically engage with Fidelity analysts regarding industry diligence for each investment and utilize consultants for additional industry insights as needed. The Adviser may engage environmental consultants to review any environmental diligence performed to provide insight into the risk exposure and ultimate liability. When acting as agent, the Adviser and/or its affiliates will typically engage insurance consultants to assess the borrower’s insurance policies and if they are sufficient given the debt being provided and the borrower’s operations, and to confirm the endorsements and insurance certificates properly reflect the liens and position as a lender. The Adviser may engage internal due diligence counterparts to screen and perform background checks on the borrower’s legal entities, and the key management team members. The Adviser may also engage a third party financial due diligence provider to perform a quality of earnings if none is available from a private equity sponsor or the Adviser determines that an outside review is needed. The Adviser will review all available third-party diligence commissioned by the private equity sponsor.

•
Diligent credit assessment process to optimize returns
: Credit and valuation analysis are synthesized by the Adviser to determine the appropriate leverage and return profile, to ensure there is sufficient downside protection and that risk is properly rewarded. Investments will be formally presented to the Direct Lending Investment Committee (“Direct Lending Investment Committee”) twice at a minimum before final approval to invest is granted.

Q:	What is the market opportunity?

A:
The private credit market has grown tenfold since the Great Financial Crisis and is projected to grow double-digit percentages in the near future.
1
The consolidation of regional U.S. banks following the financial crisis and the enhanced regulations introduced by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), resulted in larger banks decreasing their willingness to issue and hold loans to middle-market companies, thus contributing to the growth of direct lending. Direct lending is a subset of private credit that is frequently compared to more liquid public market options, including leveraged loans or broadly syndicated loans and high yield bonds. More recently, demand has been driven by key characteristics of the asset class summarized below.

•
Large and growing market
: Fidelity research estimates the U.S. private credit market is at approximately $1.8 trillion (AUM) and finances mergers and acquisitions, recapitalization and refinance activity for the approximately 200,000 middle market businesses that operate in the U.S. according to the National Center for the Middle Market. Private equity investing activity drives a significant portion of this volume.
2

1	Forecasts are inherently uncertain and subject to change.
2	Source: Pitchbook, Preqin, Cliffwater, Bloomberg, KBRA DLD, National Center for the Middle Market, Fidelity Investments.

•
The private credit market has expanded into areas traditionally served by the leveraged loan and high yield markets
: According to Leveraged Commentary & Data (“LCD”) and Intercontinental Exchange Bank of America (“ICE BAML”), from 2003 to 2024, the share of leveraged loans with an issue size below $500,000,000 has declined from 51% to 5%, and similarly from 2003 to 2024, the share of high yield loans with an issue size below $500,000,000 has declined from 68% to 13%. In both cases, direct lending is now regularly filling this gap for loans up to $500,000,000 and larger.
3

•	Floating rate debt may provide a hedge against rising interest rates : The majority of direct lending investments are floating rate instruments whose rates change with the market and/or interest rates.

•
Predominantly senior secured positions that sit at the top of the capital structure
: Direct lending investments may offer enhanced collateral and covenant protections compared to the leveraged loans and high yield market that have contributed to relatively lower historical loss rates.

•
Direct access to the sponsors and ownership groups improves information flow
: For direct lending investments, the sourcing and due diligence ties directly to the sponsor or ownership group, so lenders have efficient access to information (frequently monthly financials vs. quarterly), can complete comprehensive and high-quality diligence, and develop bespoke financing solutions that better serve the needs of the middle-market companies.

The foregoing information is with respect to past performance of certain markets and indices, only, and does not reflect the actual or expected performance of the Fund. There can be no guarantee that the Fund will achieve results resembling these metrics or that market circumstances in the future will be comparable. See “Risk Factors.”

Q:	How will you identify investments?

A:
One of the critical success factors in private credit is access to a deep pipeline of investment opportunities. Based on the portfolio management team’s extensive experience, the Adviser employs a multi-faceted approach to sourcing transactions through a large network of private equity firms, intermediaries, as well as other direct lending firms. The Adviser believes that Fidelity’s scale and track record in the liquid markets, combined with the portfolio management team’s long tenure in direct lending, will provide unique and rich access to high credit quality investment opportunities.

Private equity acquisition activity drives a substantial amount of private credit volume in the middle-market, and Fidelity has longstanding relationships with a diverse set of Sponsors that invest across a broad set of industries, geographies and business models. The Adviser expects to enhance these relationships and bolster its sourcing efforts with its differentiated and efficient credit review process that is honed by a team of experienced credit professionals.
Lastly, Fidelity’s existing relationships with liquid issuers, some of which are owned by the same mix of Sponsors, and size in the liquid markets, provide the Adviser with differentiated investment opportunities. The Adviser can leverage these relationships to provide value-added capabilities and better execution on loans in the liquid markets, which can translate into a more robust pipeline of private credit investment opportunities for the Fund.

Q:	How will you evaluate and manage investments?

A:
The Adviser has a strong culture focused on risk management, with significant dedicated resources committed to that effort. The Adviser firmly believes that one of the most powerful risk management tools occurs at the individual investment level. The regular monitoring of a portfolio’s investments seeks to ensure that the risk/return ratio has not become unfavorable to help avoid unnecessary capital losses, and the

3	Source: LCD, ICE BAML, Fidelity Investments.

Adviser believes it is a key component to positive long-term performance. Frequent monitoring and oversight are conducted by the investment professionals to ensure that each position is still an attractive investment. At the portfolio level, the investment professionals ensure that the overall risk profile, diversification, and positioning is consistent with the Fund’s objectives. There is also considerable executive oversight with regular, systematic portfolio reviews with senior management.
The Adviser seeks to employ a disciplined and rigorous process for all credit investments which includes the following key features:

•
Underwriting the borrower
: Performing detailed credit and valuation analysis; analyzing historical trends and business drivers; assessing management; and developing a deep understanding of the business operations and cost structure.

•
Analyzing the industry
: Leveraging Fidelity’s broad research and analysts’ platform and Sponsor provided third party industry studies (when available) to uncover macro and micro industry forces; understanding the competitive dynamics and market forces; validating the growth and outlook; and assessing public and private competitors.

•
Underwriting the Sponsor or ownership group
: Evaluating investment performance; understanding track record and willingness to invest follow-on
capital in times of stress; assessing available dry powder, due diligence quality and relevant sector expertise.

•
Confirming investment thesis
: Validating the sustainability of competitive advantages, revenues and margins; confirming diversity of products, customers, services, suppliers and institutionalized value.

•	Evaluating the credit structure : Analyzing ability to repay debt; performing loan-to-value analysis and downside case scenarios; and evaluating appropriate risk and reward for a proposed investment.
During the credit underwriting process, the deal team will compile and present diligence findings to the Adviser’s Direct Lending Investment Committee at least once before issuing a term sheet and a second time before closing. The Adviser’s focus is on downside protection so the deal team and Direct Lending Investment Committee are expected to spend substantial time understanding and validating various downside scenarios, exit options, and structural protections in every investment seeking to ensure adequate cushion.
Following the closing of an investment, one or several members of the deal team that originated the loan on behalf of the Fund are generally expected to manage the portfolio moving forward. As part of the portfolio management process, the investment professional seeks to assess liquidity needs daily or weekly, evaluate financial performance on a monthly basis for the majority of accounts (a minority may only report quarterly), scrutinize financial covenant calculations on a quarterly basis (if applicable) and maintain frequent dialogue with the company management and Sponsor regarding company performance, strategic initiatives, acquisitions or other business items.
Systems and technology play a critical role in portfolio monitoring and risk management. The Adviser’s proprietary systems provide investment professionals access to risk measures and exposures across multiple dimensions, among other things. Compliance modules are also systematically linked to the trading platform as another mechanism to minimize risk.
Risk management efforts are further bolstered by multiple,
non-investment
professional teams. For example, a dedicated compliance team monitors all portfolios and investment professionals; a dedicated counterparty risk team monitors all trading and business counterparties; and a dedicated legal team is able to support the Adviser across a variety of legal questions.

Q:	How will investments be allocated to the Fund?

A:
FDS and its affiliates provide investment management services to registered investment companies, investment funds, client accounts, and proprietary accounts that may be established from time to time. FDS will share any investment and sale opportunities with its other clients and the Fund in accordance with applicable law, including the Advisers Act, firm-wide allocation policies and procedures, and an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) permitting co-investment
activities (as further described below), which generally provide for sharing eligible investments pro rata
among the eligible participating funds and accounts, subject to certain allocation factors (as discussed further in “Investment Objective and Strategies—Allocation of Investment Opportunities”).

As a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments
and joint transactions with affiliates, which, are likely in certain circumstances to limit the Fund’s ability to make investments or enter into other transactions alongside other clients. The Adviser has received exemptive relief from the SEC that will permit us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Fund’s board of trustees (the “Board” and each member of the Board, a “Trustee”) may establish objective criteria (“Board-Established Criteria”) clearly defining co-investment
opportunities in which the Fund will have the opportunity to participate with other public or private affiliated funds that target similar assets. If an investment falls within the Board-Established Criteria, FDS must offer an opportunity for the Fund to participate. The Fund may determine to participate or not to participate, depending on whether FDS determines that the investment is appropriate for the Fund (
e.g.
, based on investment strategy). The
co-investment
would generally be allocated to us and the other affiliated funds that target similar assets pro rata
based on internal order size, subject to certain allocation factors under the Adviser’s allocation policies and procedures. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board at the next quarterly board meeting.

Q:	Will the Fund use leverage?

A:
Yes, we use leverage to seek to enhance our returns. Our leverage levels will vary over time in response to general market conditions, the size and compositions of our investment portfolio and the views of our Adviser and Board. Once we have established a scaled investment portfolio, we expect that our debt to equity ratio will generally range between 1.0x and 1.5x. While our leverage employed may be greater or less than these levels from time to time, it will never exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 2x debt to equity ratio.

Our leverage may take the form of revolving or term loans from financial institutions, secured or unsecured bonds, securitization of portions of our investment portfolio via collateralized loan obligations or preferred shares. When determining whether to borrow money and assessing the various borrowing structure alternatives, we analyze the financial flexibility, maturity, rate structure and covenant package of the proposed borrowings in the context of our investment portfolio, pre-existing
borrowings and market outlook.
The use of leverage magnifies returns, including losses. See “Risk Factors.”

Q:	What is a BDC?

A:
Congress created the business development company, or BDC, through the Small Business Investment Incentive Act of 1980 to facilitate capital investment in small and middle market companies.
Closed-end
investment companies organized in the U.S. that elect to be treated as BDCs under the 1940 Act are subject to specific provisions of the law, most notably that at least 70% of their total assets must be “Qualifying Assets.” Qualifying Assets are generally defined as privately offered debt or equity securities of U.S. private companies or U.S. publicly traded companies with market capitalizations less than $250,000,000.
BDCs may be exchange-traded, public
non-traded,
or private placements. They can be internally or externally managed. BDCs typically elect to be treated as “regulated investment companies” for U.S. tax purposes, which are generally not subject to entity level taxes on distributed income. See “Investment Objective and Strategies—Regulation as a BDC.”

Q:	What is a non-exchange traded, perpetual-life BDC?

A:
A
non-exchange
traded BDC’s shares are not listed for trading on a stock exchange or other securities market. The term “perpetual-life” is used to differentiate our structure from other BDCs that have a finite offering period and/or have a predefined time period to pursue a liquidity event or to wind down the fund. In contrast, in a perpetual-life BDC structure like ours, we expect to offer common shares continuously at a price equal to the net asset value (“NAV”) per share and we have an indefinite duration, with no obligation to effect a liquidity event at any time. We generally offer our common shareholders an opportunity to have their shares repurchased on a quarterly basis, subject to an aggregate cap of 5% of shares outstanding. However, the determination to repurchase shares in any given quarter is fully at the Board’s discretion, so investors may not always have access to liquidity when they desire it. See “Risk Factors.”

Q:	How will an investment in the Fund differ from an investment in a listed BDC or private BDC with a finite life?

A:	An investment in our common shares of beneficial interest (“Common Shares”) differs from an investment in a listed or exchange traded BDC in several ways, including:

•
Pricing.
The value at which our Common Shares may be offered, or our Common Shares may be repurchased, will be equal to our monthly NAV per share. In contrast, shares of listed BDCs are priced by the trading market, which can be influenced by a variety of factors, including many that are not directly related to the underlying value of an entity’s assets and liabilities. The prices of listed BDCs are often higher or lower than the fund’s NAV per share and can be subject to volatility, particularly during periods of market stress.
Non-listed
BDC’s are valued on at least a monthly basis which may make it difficult to estimate the volatility of the non-listed
BDC’s assets. Our shares are valued on at least a monthly basis which may make it difficult to estimate the volatility of our assets. A listed BDC may be a reasonable alternative to the Fund, and can be less costly and less complex with fewer and/or different risks than we have. A listed BDC may have historical performance that investors can evaluate, and transactions involving a listed BDC can involve nominal or no commissions.

•
Liquidity
.
An investment in our Common Shares has limited or no liquidity beyond our quarterly share repurchase program, and our share repurchase program can be modified, suspended or terminated at the Board’s discretion. In contrast, a listed BDC is a liquid investment, as shares can be sold on the exchange at any time the exchange is open.

•
Fees
.
Non-listed
BDCs may bear different fees than listed BDCs. Listed BDCs may have different fees and sales charges, including minimal sales commissions if purchased through certain financial intermediaries. See “Fees and Expenses” for more information about fees paid by the Fund to the Adviser.

•
Oversight
.
Both listed BDCs and
non-traded
BDCs are subject to the requirements of the 1940 Act and the Exchange Act. Unlike the offering of a listed BDC, the Fund’s offering will be registered in every state in which we are offering and selling shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our charter limits the fees we can pay to the Adviser.
A listed BDC is subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its board, audit committee, independent trustee oversight of executive compensation and the trustee nomination process, code of conduct, shareholder meetings, related party transactions, shareholder approvals and voting rights. Although we expect to follow many of these same governance guidelines, there is no requirement that we do so.
Some listed BDCs are self-managed, whereas our investment operations are managed by the Adviser, which is a subsidiary of FMR.
An investment in our Common Shares differs from an investment in a BDC offered through private placement in several ways, including:

•
Eligible Investors.
Our Common Shares may be purchased by any investor who meets the minimum suitability requirements described under “Suitability Standards” in this prospectus. While the standard varies by state, it generally requires that a potential investor has either (i) both net worth and annual net income of $70,000, or (ii) net worth of at least $250,000 (for this purpose, net worth does not include an investor’s home, home furnishings and personal automobiles). In contrast, privately placed BDCs are generally only sold to investors that qualify as either an “accredited investor” as defined under Regulation D under the Securities Act, and/or as a “qualified purchaser” as defined under the 1940 Act.

•
Investment funding
. Purchases of our Common Shares must be fully funded at the time of subscription. In contrast, investors typically make an upfront commitment in the context of a privately placed BDC and their capital is subsequently called over time as investments are made.

•
Investment period.
We have a perpetual life and may continue to take in new capital on a continuous basis at a value generally equal to our NAV per share. We will be continually originating new investments to the extent we raise additional capital. We will also be regularly recycling capital from our existing investors into new investments. In contrast, privately placed BDCs generally have a finite offering period and an associated designated time period for investment. In addition, many privately placed BDCs have either a finite life or time period by which a liquidity event must occur or fund operations must be wound down, which may limit the ability of the fund to recycle investments.

Q:	For whom may an investment in the Fund be appropriate?

A:	An investment in our Common Shares may be appropriate for you if you:

•
meet the minimum suitability requirements described under “Suitability Standards” above, which generally require that a potential investor has either (i) both net worth and annual net income of $70,000 or (ii) net worth of at least $250,000;

•	seek to allocate a portion of your financial assets to a direct investment vehicle with an income-oriented portfolio of primarily U.S. credit investments;

•	seek to receive current income through regular distribution payments while obtaining the potential benefit of long-term capital appreciation; and

•	can hold your shares as a long-term investment without the need for near-term or rapid liquidity.
We cannot assure you that an investment in our shares will allow you to realize any of these objectives. An investment in our shares is only intended for investors who do not need the ability to sell their shares quickly in the future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter. See “Share Repurchase Program.”

Q:	Will FDS or its affiliates be investing in the Fund?

A:
Yes, FDS and/or its affiliates plan to invest in our Common Shares and have made a seed investment in excess of $32 million. Affiliated funds have invested in excess of $18 million. In addition, officers and employees of FDS and its affiliates may also purchase our Common Shares.

Q:	Is there any minimum investment required?

A:
Yes, to purchase Class S or Class D shares in this offering, you must make a minimum initial investment in our Common Shares of $2,500. To purchase Class I shares in this offering, you must make a minimum initial investment of $1,000,000, unless waived or reduced by the Managing Dealer. The Managing Dealer waives or reduces to $25,000 or less Class I investment minimums for certain categories of investors (See “Plan of Distribution”). Financial intermediaries may be permitted to impose higher or lower investment minimums for purchases made through their platforms. Investors should consult their financial intermediary for more information. All subsequent purchases of Class S, Class D or Class I shares, except for those made under our distribution reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Managing Dealer can waive the initial or subsequent minimum investment at its discretion.

Q:	How will the Fund’s value be established?

A:	Our NAV will be determined based on the value of our assets less our liabilities, including accrued fees and expenses, as of any date of determination.
FDS, as our Adviser determines the value of each of our investments, and FDS, as our administrator (the “Administrator”) determines the NAV per share of each of our outstanding classes of shares each month, subject to Board oversight. Investments for which market quotations are readily available will typically be valued at those market quotations. Investments, including debt securities, that are publicly traded but for which no readily available market quotations exist are generally valued on the basis of information furnished by a third-party pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Investments that are not publicly traded or for which market prices are not readily available, in the opinion of the Adviser, will be fair valued based on the input of the Adviser and independent third-party valuation services engaged to assist in the fair value determination process. The NAV per share of a class of our outstanding Common Shares will be determined by dividing the NAV of that share class by the total number of Common Shares outstanding in that class as of the date of determination. The NAV per share of each share class will vary due to, among other things, differences in the amount of servicing fees carried by each class and the number of Common Shares outstanding in each class. See “Determination of Net Asset Value.”

Q:	How can I purchase shares?

A:
Subscriptions to purchase our Common Shares may be made on an ongoing basis. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first business day of each month. “Business day” means any day other than a Saturday, a Sunday or a day on which banks are permitted to be closed in New York, New York. A subscription must be received in good order at least five business days prior to the first business day of the month (unless waived by the Managing Dealer) and include the full subscription funding amount to be accepted.

A shareholder will not know our NAV per share applicable on the effective date of the share purchase. However, the NAV per share applicable to a purchase of shares will generally be available within 20 business days after the effective date of the share purchase. At that time, the actual number of shares purchased based on the shareholder’s subscription amount will be determined, and the shares will be credited to the shareholder’s account as of the effective date of the share purchase. Notice of each share transaction, together with information relevant for personal and tax records, will be furnished to shareholders (or their financial representatives) as soon as practicable, but no later than seven business days after our NAV is determined.
Investors, in determining which class of shares to purchase, should consider any ongoing account-based fees payable to outside financial service providers that may apply to shares held in fee-based
accounts, as well as the total length of time that the investor will hold the shares.
See “How to Subscribe” for more details.

Q:	When will my subscription be accepted?

A:	Completed subscription requests will not be accepted by us any earlier than two business days before the first day of each month.

Q:	Can I withdraw a subscription to purchase shares once I have made it?

A:
Yes, you may withdraw a subscription after submission at any time before we have accepted the subscription, which we will generally not do any earlier than two business days before the first day of each month. You may withdraw your purchase request by notifying the transfer agent at
817-474-1001,
or through your financial intermediary.

Q:	What is the per share purchase price?

A:	Shares are sold at the then-current NAV per share, as described above.

Q:	When will the NAV per share be available?

A:
We will report our NAV per share as of the last day of each month on our website, fidcredit.com, within 20 business days of the last day of each month. Because subscriptions must be submitted at least five business days prior to the first day of each month, you will not know the NAV per share at which you will be subscribing at the time you subscribe.

For example, if you are subscribing in October, your subscription must be submitted at least five business days prior to November 1. The purchase price for your shares will be the NAV per share determined as of October 31. The NAV per share as of October 31 will generally be available within 20 business days from October 31.

Q:	Can I invest through my Individual Retirement Account (“IRA”), Simplified Employee Pension Plan (“SEP”) or other after-tax deferred account?

A:
Yes, if you meet the suitability standards described under “Suitability Standards” above, you may invest via an IRA, SEP or other after-tax
deferred account. If you would like to invest through one of these account types, you should contact your custodian, trustee or other authorized person for the account to subscribe. They will process the subscription and forward it to us, and we will send the confirmation and notice of our acceptance back to them. Please consult your financial intermediary for additional information.

Please be aware that in purchasing shares, custodians or directors of, or any other person providing advice to, employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or other applicable laws. These additional fiduciary duties may require the custodian, trustee, director, or any other person providing investment advice to employee pension benefit plans or IRAs to provide information about the services provided and fees received, separate and apart from the disclosures in this prospectus. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law and would not constitute or otherwise result in a prohibited transaction under Section 4975 of the Code.

Q:	How often will the Fund pay distributions?

A:
We expect to pay regular monthly distributions. We declared our first distribution on April 26, 2023 and expect to continue to declare regular monthly distributions. Any distributions we make will be at the discretion of our Board, who will consider, among other things, our earnings, cash flow, capital needs and general financial condition, as well as our desire to comply with the RIC requirements, which generally require us to make aggregate annual distributions to our shareholders of at least 90% of our ordinary income. As a result, our distribution rates and payment frequency may vary from time to time and there is no assurance we will pay distributions in any particular amount, if at all. See “Description of our Common Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S, Class D and Class I shares will generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class.

Q:	Can I reinvest distributions in the Fund?

A:
Yes, we have adopted a distribution reinvestment plan whereby shareholders (other than those located in specific states or who are clients of certain participating brokers, as outlined below) will have their cash distributions automatically reinvested in additional shares of the same class of our Common Shares to which the distribution relates unless they elect to receive their distributions in cash. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the then current NAV per share of the relevant class of Common Shares. Shareholders will not pay transaction related charges when purchasing shares under our distribution reinvestment plan, but all outstanding Class S and Class D shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing servicing fees.

Shareholders located in Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont and Washington, as well as those who are clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan, will automatically receive their distributions in cash unless they elect to participate in our distribution reinvestment plan and have their cash distributions reinvested in additional common shares. See “Description of Our Common Shares” and “Distribution Reinvestment Plan.”

Q:	How can I change my distribution reinvestment plan election?

A:
Participants may terminate their participation in the distribution reinvestment plan or shareholders may elect to participate in our distribution reinvestment plan with five business days’ prior written notice by contacting our Transfer Agent, Fidelity Investments Institutional Operations Company LLC, at alternatives@fmr.com.

Q:	How will distributions be taxed?

A:	The Fund elected to be treated, and intends to qualify annually, as a RIC as defined under Subchapter M of the Code.
Distributions of ordinary income and of net short-term capital gains, if any, will generally be taxable to U.S. shareholders as ordinary income to the extent such distributions are paid out of our current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of our current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by us will generally not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate
shareholders.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to our distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional shares received by a shareholder pursuant to our distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.
Because each investor’s tax position is different, you should consult with your tax adviser on the tax consequences to you of investing in the Fund. In particular,
non-U.S.
investors should consult their tax advisers regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”

Q:	Can I sell, transfer or otherwise liquidate my shares post purchase?

A:
The purchase of our Common Shares is intended to be a long-term investment. We do not intend to list our shares on a national securities exchange and do not expect a public market to develop for our shares in the foreseeable future. We also do not intend to complete a liquidity event within any specific period, and there can be no assurance that we will ever complete a liquidity event. We do conduct quarterly share repurchase offers in accordance with the 1940 Act to provide limited liquidity to our shareholders. Our share repurchase program will be the only liquidity initiative that we offer to our shareholders.

Because of the lack of a trading market for our shares, you may not be able to sell your shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.
Our Common Shares are freely transferable, except where a transfer is restricted by federal and state securities laws or by contract. We will generally not charge you to facilitate transfers of your shares, other than for necessary and reasonable costs actually incurred by us.

Q:	Can I request that my shares be repurchased?

A:
Yes, you can request that your shares be repurchased subject to the following limitations. We have commenced a share repurchase program pursuant to which we conduct quarterly repurchase offers to allow our shareholders to tender their shares at a price equal to the NAV per share for the applicable class of shares on each date of repurchase. Our Board may amend, suspend or terminate the share repurchase program at any time if it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter. Upon a suspension of our share repurchase program, our Board will consider at least quarterly whether the continued suspension of our share repurchase program remains in our best interest and the best interest of our shareholders. However, our Board is not required to authorize the recommencement of our share repurchase program within any specified period of time. Our Board may also determine to terminate our share repurchase program if required by applicable law or in connection with a transaction in which our shareholders receive liquidity for their Common Shares, such as a sale or merger of the Fund or listing of our Common Shares on a national securities exchange.
Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we limit the number of shares to be repurchased to no more than 5% of our outstanding Common Shares as of the last day of the immediately preceding quarter. In the event the number of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable.
We expect to repurchase shares pursuant to tender offers each quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year
holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived, at our discretion, in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. We conduct the repurchase offers in accordance with the requirements of Rule
13e-4
promulgated under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
In addition, the Fund’s Common Shares may also be sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to
non-U.S.
persons. In certain markets, feeder vehicles may be established that impose an early repurchase deduction that corresponds to the Early Repurchase Deduction established by the Fund. The Fund may look through such feeder vehicles in applying its Early Repurchase Deduction, such that the feeder vehicle will receive repurchase proceeds in an amount equal to the amount due to feeder vehicle investors under the feeder vehicle’s repurchase deduction policy. For certain feeder vehicles in other markets, the Fund may not apply the Early Repurchase Deduction to the feeder vehicles or their underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction, if applied, will be retained by the Fund for the benefit of remaining shareholders across all shares.
Most of our assets consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all. See “Share Repurchase Program.”

Q:	What fees do you pay to the Adviser?

A:
Pursuant to the advisory agreement between us and the Adviser (as amended and restated, the “Advisory Agreement”), the Adviser is responsible for, among other things, identifying investment opportunities, monitoring our investments and determining the composition of our portfolio. We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee.

•
The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first business day of the applicable month. For purposes of the Advisory Agreement, net assets mean our total assets less the fair value of our liabilities, determined on a consolidated basis in accordance with U.S. GAAP.

•	The incentive fee will consist of two components as follows:
The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of its
Pre-Incentive
Fee Net Investment Income Returns (as defined below), attributable to each class of the Fund’s Common Shares, for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.
“Pre-Incentive
Fee Net Investment Income Returns” means dividends, cash interest or other distributions or other cash income and any third-party fees received from portfolio companies such as upfront fees, commitment fees, origination fee, amendment fees, ticking fees and break-up
fees, as well as prepayments premiums, but excluding fees for providing managerial assistance and fees earned by the Adviser or an affiliate accrued during the month, minus operating expenses for the month (including the management fee, taxes, any expenses payable under the Advisory Agreement and an administration agreement with our administrator, any expense of securitizations, and interest expense or other financing fees and any dividends paid on preferred stock, but excluding incentive fees and shareholder servicing and/or distribution fees).
Pre-Incentive
Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind
(“PIK”) interest and
zero-coupon
securities), accrued income that we have not yet received in cash.
Pre-Incentive
Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense limitation payments and recoupments are also excluded from
Pre-Incentive
Fee Net Investment Income Returns.

•
The second part of the incentive fee is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains, attributable to each class of the Fund’s Common Shares, from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

For purposes of computing the Fund’s incentive fee on income and the incentive fee on capital gains, the calculation methodology will look through derivative financial instruments or swaps as if we owned the reference assets directly.
See “Advisory Agreement and Administrative Agreement.”

Q:	How will I be kept up to date about how my investment is doing?

A:	We and/or your financial adviser, participating broker or financial intermediary, as applicable, will provide you with periodic updates on the performance of your investment with us, including:

•	three quarterly financial reports and an annual report;

•	quarterly investor statements;

•
in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form
1099-DIV
or IRS Form
1099-B,
if required, and, in the case of
non-U.S.
shareholders, an annual IRS
Form 1042-S;
and

•	confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs).

Depending on legal requirements, we may post this information on our website, fidcredit.com, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about us will also be available on the SEC’s website at www.sec.gov. In addition, our monthly NAV per share will be posted on our website promptly after it has become available (in all cases prior to the twentieth business day of the following month).

Q:	What type of tax reporting will I receive on the Fund, and when will I receive it?

A:
As promptly as possible after the end of each calendar year, we intend to send to each of our U.S. shareholders an annual IRS Form
1099-DIV
or IRS Form
1099-B,
if required, and, in the case of
non-U.S.
shareholders, an annual IRS Form
1042-S.

Q:	What are the tax implications for non-U.S. investors in the Fund?

A:
Because we are a corporation for U.S. federal income tax purposes, a
non-U.S.
investor in the Fund will generally not be treated as engaged in a trade or business in the U.S. solely as a result of investing in the Fund.

Subject to the exceptions described below, dividends paid to a
non-U.S.
investor in the Fund will generally be subject to a U.S. tax of 30% (or lower treaty rate), which will generally be withheld from such dividends. However, dividends paid by the Fund that are “interest-related dividends,” “capital gain dividends” or “short-term capital gain dividends” will generally be exempt from such withholding tax to the extent we properly report such dividends to shareholders. For these purposes, interest-related dividends, capital gain dividends and short-term capital gain dividends generally represent distributions of certain U.S.-source interest or capital gains that would not have been subject to U.S. federal withholding tax at source if received directly by a
non-U.S.
investor, and that satisfy certain other requirements. Notwithstanding the above, the Fund or other withholding agent may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) based on the information available at the time of such distribution or if the
non-U.S.
investor fails to certify its status under penalties of perjury or otherwise establish an exemption. To the extent that the Fund or other withholding agent withholds any tax with respect to distributions that are exempt from withholding or eligible for a reduced treaty rate, a
non-U.S.
investor may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.
A
non-U.S.
investor is generally exempt from U.S. federal income tax on capital gain dividends and any gains realized upon the sale or exchange of shares in the Fund.
This section assumes that income from the Fund is not “effectively connected” with a U.S. trade or business carried on by a
non-U.S.
investor.
Non-U.S.
investors, and in particular,
non-U.S.
investors who are engaged in a U.S. trade or business, should consult with their tax advisers on the consequences to them of investing in the Fund. See “Certain U.S. Federal Income Tax Considerations.”

Q:	What are the tax implications for U.S. tax-exempt investors in the Fund?

A:
Because we are a corporation for U.S. federal income tax purposes, U.S.
tax-exempt
investors in the Fund will generally not derive “unrelated business taxable income” (“UBTI”) for U.S. federal income tax purposes solely as a result of their investment in the Fund. A U.S.
tax-exempt
investor, however, may derive UBTI from its investment in the Fund if the investor incurs indebtedness in connection with its purchase of shares in the Fund.
Tax-exempt
investors should consult their tax advisers with respect to the consequences of investing in the Fund.

Q:	What is the difference between the three classes of Common Shares being offered?

A:
We are offering to the public three classes of Common Shares – Class S shares, Class D shares and Class I shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees, with Class S shares and Class D shares subject to ongoing and shareholder servicing and/or distribution fee of 0.85% and 0.25%, respectively and Class I shares not subject to a shareholder servicing and/or distribution fee. In addition, neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S shares, Class D shares, or Class I shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, such intermediaries may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that such intermediaries limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. See “Description of Our Common Shares” and “Plan of Distribution” in this registration statement for a discussion of the differences between our Class S, Class D and Class I shares. See “Description of Our Common Shares” and “Plan of Distribution” for a discussion of the differences between our Class S, Class D and Class I shares.

Assuming a constant net asset value per share of $25.00, we expect that a one-time
investment in 400 shares of each class of our shares (representing an aggregate net asset value of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Annual Shareholder Servicing and/or Distribution Fees	Total Over Five Years
Class S	$85	$425
Class D	$25	$125
Class I	$0	$0
Class S shares are available through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) by endowments foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through transaction/brokerage platforms at participating brokers, (5) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.
Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Managing Dealer will waive the shareholder servicing fee and/or distribution that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.
If you are eligible to purchase all three classes of shares, you should be aware that Class I shares have no shareholder servicing or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.

Q:	Are there ERISA considerations in connection with investing in the Fund?

A:
We conduct our affairs so that our assets should not be deemed to constitute “plan assets” under the ERISA, and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Assets Regulation”). In this regard, until such time as all classes of the Common Shares are considered “publicly-offered securities” within the meaning of the Plan Assets Regulation, the Fund will endeavor to limit investment in our Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares, within the meaning of the Plan Assets Regulation and based upon assurance provided by investors.

In addition, each prospective investor that is, or is acting on behalf of any individual retirement account, employee benefit plan, or similar plan or account that is subject to ERISA, Section 4975 of the Code or the provisions of any other federal, state, local,
non-U.S.
or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”) or any entity whose underlying assets are considered to include the foregoing (each a “Plan”), must independently determine that our Common Shares are an appropriate investment for the Plan, taking into account its obligations under ERISA, the Code and applicable Similar Laws, and the facts and circumstances of each investing Plan.
Prospective investors should carefully review the matters discussed under “
Certain ERISA Considerations
” and should consult with their own advisers as to the implications under ERISA, Section 4975 of the Code and any applicable Similar Law of making an investment in the Fund.

Q:	What is the role of the Fund’s Board of Trustees?

A:
We operate under the direction of our Board, the members of which are accountable to us and our shareholders as fiduciaries. We have four Trustees, three of whom have been determined to be independent of us, the Adviser and its affiliates (“Independent Trustees”). Our Independent Trustees are responsible for, among other things, reviewing the performance of the Adviser, approving the compensation paid to the Adviser and its affiliates, oversight of the valuation process used to establish the Fund’s NAV and oversight of the investment allocation process to the Fund. The names and biographical information of our Trustees are provided under “Management of the Fund—Trustees and Executive Officers.”

Q:	Are there any risks involved in buying your shares?

A:
Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objective and, therefore, you should purchase our shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:

•	We have a limited operating history and there is no assurance that we will achieve our investment objective.

•	An investment in our Common Shares may not be appropriate for all investors and is not designed to be a complete investment program.

•	This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them.

•	You should not expect to be able to sell your shares regardless of how we perform.

•	You should consider that you may not have access to the money you invest for an extended period of time.

•	We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop.

•	Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

•	You should purchase these securities only if you can afford a complete loss of your investment.

•
We have commenced a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions.

•	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•
We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing a shareholder’s tax basis such that when a shareholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

•
Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

•	We expect to use leverage, which will magnify the potential for loss on amounts invested in us.

•
We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (the “JOBS Act”), and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.

•
We invest primarily in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Q:	Do you currently own any investments?

A:	Yes. Please see our periodic reports filed under the Exchange Act and fidcredit.com for information on our investments.

Q:	What is a “best efforts” offering?

A:
Our Common Shares are offered on a “best efforts” basis. A “best efforts” offering means the Managing Dealer and the participating brokers are only required to use their best efforts to sell the shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee that any minimum number of shares will be sold.

Q:	What is the expected term of this offering?

A:
We have registered $4,000,000,000 in Common Shares. It is our intent, however, to conduct a continuous offering for an extended period of time, by filing registration statements for additional offerings of our shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:	What is a regulated investment company, or RIC?

A:	The Fund elected to be treated, and intends to qualify annually, as a RIC as defined under Subchapter M of the Code. In general, a RIC is a company that:

•	is a BDC or registered investment company that combines the capital of many investors to acquire securities;

•	offers the benefits of a securities portfolio under professional management;

•	satisfies various requirements of the Code, including an asset diversification requirement; and

•
is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (
i.e.
, taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.

Q:	Who administers the Fund?

A:
FDS, as our administrator, provides or oversees the performance of, administrative and compliance services. In consideration of the administrative services provided by the Administrator to the Fund, the Fund pays the Administrator a monthly fee of 0.02666% (0.32% on an annualized basis) of the Fund’s month-end
net asset value (the “Administration Fee”) pursuant to the administration agreement between the Fund and the Administrator (the amended and restated “Administration Agreement”). The Administration Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Common Shares that are repurchased as of the end of the quarter). See “Advisory Agreement and Administration Agreement—Administration Agreement.”

Q:	What are the offering and servicing costs?

A:
Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S shares, Class D shares, or Class I shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, such intermediaries may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that such intermediaries limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Please consult your selling agent for additional information.

Listed BDCs may have different fees and sales charges, including minimal sales commissions if purchased through certain financial intermediaries.
Subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Managing Dealer and/or a participating broker: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares, and (b) for Class D shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing or distribution fees will be paid with respect to the Class I shares. The shareholder servicing and/or distribution fees will be payable to the Managing Dealer, but the Managing Dealer anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We and/or our affiliates may also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.
On April 17, 2025, the Fund entered into an Amended and Restated Expense Limitation Agreement (the “Expense Limitation Agreement”) with the Adviser, effective as of May 1, 2025. The amendments to the Expense Limitation Agreement narrow the Adviser’s right to recoup reimbursed expenses. Pursuant to the Expense Limitation Agreement, the Adviser is obligated to pay on a monthly basis Other Operating Expenses (as defined below) of the Fund on the Fund’s behalf (each such payment, an “Expense Payment”) such that Other Operating Expenses of the Fund do not exceed 0.70% (on an annualized basis) of the Fund’s average net assets (the “Expense Limitation”). “Other Operating Expenses” for a class of shares shall consist of the following expenses of the Fund attributable to such class: the Fund’s organization and offering expenses, professional fees (including accounting, legal, and auditing fees), custodian and transfer agent fees, third-party valuation agent fees, insurance costs, trustee fees, Administration Fees (as defined in the Registration Statement), and other related costs or expenses, but excluding the following: (a) management fees and any incentive fees, if applicable; (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, prime broker fees and expenses, fees and expenses associated with the Fund’s securities lending program and dividend expenses related to short sales); (c) interest, financing and structuring costs and other related expenses for borrowings and line(s) of credit; (d) taxes; (e) the Fund’s proportional share of expenses related to co-investments; (f) acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary); (g) Rule 12b-1 fees, if any; (h) expenses of printing and mailing proxy materials to shareholders of the Fund; (i) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor;

and (j) such non-recurring and/or extraordinary as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Fund’s trustees and officers with respect thereto. See “Plan of Distribution” and “Advisory Agreement and Administration Agreement – Expense Limitation Agreement” for additional information regarding the Expense Limitation Agreement.
The Adviser’s obligation to make an Expense Payment shall automatically become a liability of the Adviser and the Fund’s right to receive an Expense Payment shall be an asset of the Fund on the last calendar day of the applicable month. Any Expense Payment shall be paid by the Adviser to the Fund in any combination of cash or other immediately available funds and/or offset against amounts due from the Fund to the Adviser or its affiliates no later than forty-five (45) days after such obligation was incurred.
The Adviser is obligated to pay or reimburse the Fund any amounts representing fees received by the Adviser for services the Adviser provides to a feeder vehicle that has entered into a separate administration agreement with the Adviser, the Adviser having determined that such fees from the feeder vehicle are reasonably duplicative of fees the Adviser receives under existing Fund service agreements. Any such payments or reimbursements made by the Adviser to the Fund shall not offset Other Operating Expenses and shall not be subject to the Adviser Reimbursement (as defined below).
In consideration of the Adviser’s agreement to make Expense Payments at any time during a fiscal year and to the extent that expenses fall below the Expense Limitation, the Adviser reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the fiscal year up to, but not in excess of, the Expense Limitation (an “Adviser Reimbursement”).
The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month. In connection with any Reimbursement Payment, the Fund may deliver a notice. The Reimbursement Payment for any calendar month shall be paid by the Fund to the Adviser in any combination of cash or other immediately available funds as promptly as possible following such calendar month and in no event later than forty-five (45) days after the end of such calendar month.
The Expense Limitation Agreement shall continue in force until April 30, 2026 and shall renew automatically for successive one-year terms unless either the Fund or the Adviser determines to terminate it and so notifies the other party.

Q:	What are our expected operating expenses?

A:
We expect to incur operating expenses in the form of our management and incentive fees, shareholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the fees we pay to our Administrator. See “Fees and Expenses.”

Q:	What are our policies related to conflicts of interests with FDS and its affiliates?

A:
The Adviser and its affiliates are subject to certain conflicts of interest with respect to the services FDS (in its capacity as the Adviser and Administrator) provides for us. These conflicts will arise primarily from the involvement of FDS, the portfolio management team and FDS affiliates in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

•
Conflicts of Interest Generally. In the ordinary course of its business activities, FDS will engage in activities where the interests of certain of its own interests or the interests of its clients will conflict with the interests of the shareholders in the Fund. Other present and future activities of FDS will give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner. Subject to applicable law, including the 1940 Act, and the Board’s oversight, the Adviser will have the power to resolve, or consent to the resolution of, conflicts of interest on behalf of the Fund. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests. In addition, the Adviser may in certain situations choose to consult with or obtain the consent of the Board with respect to any specific conflict of interest, including with respect to the approvals required under the 1940 Act, including Section 57(f), and the Advisers Act. The Fund may enter into joint transactions or cross-trades with clients or affiliates of the Adviser to the extent permitted by the 1940 Act, the Advisers Act and any applicable co-investment
order from the SEC. Subject to the limitations of the 1940 Act, the Fund may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other FDS funds and accounts.

•
Relationship among the Fund, the Adviser and portfolio managers. The Adviser has a conflict of interest between its responsibility to act in the best interests of the Fund, on the one hand, and any benefit, monetary or otherwise, that results to it or its affiliates from the operation of the Fund, on the other hand. For example, the incentive fee creates an incentive for the Adviser to recommend more speculative investments for the Fund than it would otherwise in the absence of such performance-based compensation.

•
The Adviser, its affiliates and their principals or employees will invest for their own accounts and manage accounts for other individuals or entities, including entities in which the Adviser, its affiliates or their trustees or employees may hold an interest, either directly in managed accounts or indirectly through investments in private investment entities. Any such accounts will pay different fees, invest with leverage or utilize different investment strategies than the Fund. In addition, the Fund may enter into transactions with such accounts, and the Adviser and its affiliates may invest in the same securities and instruments on behalf of such accounts that the Fund invests in, in each case to the extent permitted by the 1940 Act. The Adviser, its affiliates or their personnel will have income or other incentives to favor such accounts.

•
Co-Investment
Transactions. The Fund has received an exemptive order from the SEC that permits it to co-invest
with certain other persons, including certain affiliated accounts managed and controlled by the Adviser and/or its affiliates. Subject to the 1940 Act and the conditions of the order, the Fund may, under certain circumstances, co-invest
with certain affiliated accounts in investments that are suitable for the Fund and one or more of such affiliated accounts. Even though the Fund and any such affiliated account co-invest
in the same securities, conflicts of interest may still arise. If the Adviser is presented with co-investment
opportunities that generally fall within the Fund’s investment objective and other Board-Established Criteria and those of one or more affiliated accounts advised by the Adviser and/or its affiliates, whether focused on a debt strategy or otherwise, the Adviser and/or its affiliates will allocate such opportunities among the Fund and such affiliated accounts in a manner consistent with the exemptive order and applicable allocation policies and procedures.

See “
Conflicts of Interest
” for additional information about conflicts of interest that could impact the Fund.

Q:	What is the impact of being an “emerging growth company”?

A:
We are an “emerging growth company,” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

•	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act (“Section 404”);

•
submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding
shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding
shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Act; or

•
disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.
We are and will remain an “emerging growth company” as defined in the JOBS Act for up to five years, or until the earlier of (a) the last day of the fiscal year (i) in which we had total annual gross revenue of at least $1,235,000,000; or (ii) in which we are deemed to be a large accelerated filer, which means the market value of our Common Shares that is held by non-affiliates
exceeds $700,000,000 as of the date of its most recently completed second fiscal quarter, and (b) the date on which we have issued more than $1,000,000,000 in non-convertible
debt during the prior three-year period.
We do not believe that being an emerging growth company will have a significant impact on our business or this offering. We have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under
Section 12b-2
of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the Adviser and we do not directly compensate our executive officers, or reimburse the Adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the Adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Q:	Who can help answer my questions?

A:
If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or our transfer agent, Fidelity Investments Institutional Operations Company LLC at alternatives@fmr.com.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S Shares	Class D Shares	Class I Shares
Shareholder transaction expense (fees paid directly from your investment)
Maximum sales load (1)	—%	—%	—%
Maximum Early Repurchase Deduction (2)	2.0%	2.0%	2.0%
Annual expenses (as a percentage of net assets attributable to our Common Shares) (3)
Base management fees (4)	1.25%	1.25%	1.25%
Incentive fees (5)	—%	—%	—%
Shareholder servicing and/or distribution fees (6)	0.85%	0.25%	—%
Interest payment on borrowed funds (7)	4.67%	4.67%	4.67%
Other expenses (8)	0.93%	0.93%	0.93%
Total annual expenses	7.70%	7.10%	6.85%
Expense Limitation (8)	(0.18)%	(0.18)%	(0.18)%
Total annual expenses (after expense limitation) (8)	7.52%	6.92%	6.67%

(1)
Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S shares, Class D shares, or Class I shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, such intermediaries may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that such intermediaries limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Please consult your selling agent for additional information.

(2)
Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year may be subject to a fee of 2.0% of such NAV. The one-year
holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. In addition, the Fund’s Common Shares may also be sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to
non-U.S.
persons. In certain markets, feeder vehicles may be established that impose an early repurchase deduction that corresponds to the Early Repurchase Deduction established by the Fund. The Fund may look through such feeder vehicles in applying its Early Repurchase Deduction, such that the feeder vehicle will receive repurchase proceeds in an amount equal to the amount due to feeder vehicle investors under the feeder vehicle’s repurchase deduction policy. For certain feeder vehicles in other markets, the Fund may not apply the Early Repurchase Deduction to the feeder vehicles or the
ir
 underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction, if applied, will be retained by the Fund for the benefit of remaining shareholders across all shares.

(3)	Total average net assets as of December 31, 2024 employed as the denominator for expense ratio computation is $602,853,982.
(4)	The base management fee paid to our Adviser is calculated at an annual rate of 1.25% of the value of our net assets as of the beginning of the first business day of the applicable month.

(5)	We may have capital gains and investment income that could result in the payment of an incentive fee. The incentive fees, if any, are divided into two parts:
The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our
Pre-Incentive
Fee Net Investment Income Returns (as defined below), attributable to each class of the Fund’s Common Shares, for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.
The second part of the incentive is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains, attributable to each class of the Fund’s Common Shares, from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.
As we cannot predict whether we will meet the necessary performance targets, we have assumed no incentive fee for this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. If we achieved an annualized total return of 5.0% for each quarter made up entirely of net investment income, no incentive fees would be payable to the Adviser because the hurdle rate was not exceeded. If instead we achieved a total return of 5.0% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 0.63% of our net assets would be payable. See “Advisory Agreement and Administration Agreement” for more information concerning the incentive fees.

(6)
Subject to FINRA limitations on underwriting compensation, we will also pay the following shareholder servicing and/or distribution fees to the Managing Dealer and/or a participating broker: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief that we received from the SEC to allow us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

(7)
We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 79% of our weighted average net assets, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is 7.79%. These figures are based on our use of leverage averaged over the period ended December 31, 2024. Our ability to incur leverage depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering and the availability of financing in the market.
(8)
“Other expenses” include accounting, legal and auditing fees, custodian and transfer agent fees, organization and offering expenses, valuation fees, FINRA fees, SEC registration fees, insurance costs and fees payable to our Trustees, as discussed in “Plan of Operations.” “Other expenses” also includes amounts paid under the Administration Agreement between the Fund and the Administrator, pursuant to which the Fund pays the Administrator, on a monthly basis, the Administration Fee of 0.02666% (0.32% on an annualized basis) of the Fund’s monthly net asset value.

We have entered into the Expense Limitation Agreement with the Adviser, effective as of May 1, 2025. Pursuant to the Expense Limitation Agreement, the Adviser is obligated to pay on a monthly basis Other Operating Expenses of the Fund on the Fund’s behalf such that Other Operating Expenses of the Fund do not exceed 0.70% (on an annualized basis) of the Fund’s average net assets. “Other Operating Expenses” for a class of shares shall consist of the following expenses of the Fund attributable to such class: the Fund’s organization and offering expenses, professional fees (including accounting, legal, and auditing fees), custodian and transfer agent fees, third-party valuation agent fees, insurance costs, trustee fees, Administration Fees (as defined in the Registration Statement), and other related costs or expenses, but excluding the following: (a) management fees and any incentive fees, if applicable; (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, prime broker fees and expenses, fees and expenses associated with the Fund’s securities lending program and dividend expenses related to short sales); (c) interest, financing and structuring costs and other related expenses for borrowings and line(s) of credit; (d) taxes; (e) the Fund’s proportional share of expenses related to co-investments; (f) acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary); (g) Rule 12b-1 fees, if any; (h) expenses of printing and mailing proxy materials to shareholders of the Fund; (i) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; and (j) such non-recurring and/or extraordinary as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Fund’s trustees and officers with respect thereto. In consideration of the Adviser’s agreement to make Expense Payments at any time during a fiscal year and to the extent that expenses fall below the Expense Limitation, the Adviser reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the fiscal year up to, but not in excess of, the Expense Limitation.
Example:
We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that: (1) that our annual operating expenses and offering expenses remain at the levels set forth in the table above, after application of the Adviser’s obligation to make Expense Payments as described above, except to reduce annual expenses upon completion of organization and offering expenses, (2) that the annual return after management fees and other expenses, but before incentive fees is 5.0%, (3) that the net return after payment of incentive fees is distributed to shareholders net of the shareholder servicing and/or distributions fees and such amount is reinvested at NAV and (4) your financial intermediary does not directly charge you transaction or other fees.

Class S shares

	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$77	$246	$433	$990
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$83	$266	$469	$1,074
Class D shares

	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$71	$227	$399	$913
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$77	$246	$435	$997
Class I shares

	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$68	$219	$385	$880
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$75	$238	$421	$965
While the examples assume a 5.0% annual return on investment after management fees and expenses, but before incentive fees, our performance will vary and may result in an annual return that is greater or less than this.
These examples should not be considered a representation of your future expenses.
If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income and/or if we achieve net realized capital gains in excess of 5.0%, both our returns to our shareholders and our expenses would be higher. See “Advisory Agreement and Administration Agreement” for information concerning incentive fees.

FINANCIAL HIGHLIGHTS
The financial data set forth in the following table as of and for the years ended 2023 and 2024 are derived from our financial statements, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm whose report thereon is included in this prospectus or the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which may be obtained from www.sec.gov or upon request. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.
The financial highlights are presented for the years ended 2024 and 2023 as the Fund had no operations for the year ended
2022
.
The financial highlights for the year ended December 31, 2024 and 2023 are as follows:

	Year Ended December 31, 2024
	Class I	Class S	Class D
Per Share Data
Net asset value, beginning of period	$25.81	$25.81	$25.81
Net investment income (loss) A	2.74	2.51	2.68
Net realized and change in unrealized gain (loss) A	(0.04)	(0.03)	(0.04)

Net increase (decrease) in net assets resulting from operations	2.70	2.48	2.64
Distributions	(2.76)	(2.54)	(2.70)

Net asset value, end of period	$25.75	$25.75	$25.75

Total return	10.98%	10.05%	10.70%
Ratios to Average Net Assets:
Net investment income (loss)	10.61%	9.76%	10.36%
Expenses, gross C	8.36%	9.21%	8.61%
Expenses, net of waivers C,E	8.18%	9.03%	8.43%
Portfolio turnover rate F	29.30%	29.30%	29.30%
Supplemental Data:
Expenses, net of waivers, excluding income and excise tax expense and interest expense C,E	3.48%	4.33%	3.73%
Expenses, net of waivers, excluding management fees, incentive fees, income and excise tax expense and interest expense C,E	0.72%	1.57%	0.97%

	Year Ended December 31, 2023
	Class I	Class S H	Class D H
Per Share Data
Net asset value, beginning of period	$25.00	$25.54	$25.54
Net investment income (loss) A	2.14	0.50	0.52
Net realized and change in unrealized gain (loss) A	0.55	0.16	0.17

Net increase (decrease) in net assets resulting from operations	2.69	0.66	0.69
Distributions	(1.88)	(0.39)	(0.42)

Net asset value, end of period	$25.81	$25.81	$25.81

Total return B	11.13%	2.61%	2.71%

	Year Ended December 31, 2023
	Class I	Class S H	Class D H
Ratios to Average Net Assets:
Net investment income (loss) D	10.40%	10.78%	11.39%
Expenses, gross C,D	6.54%	5.27%	4.66%
Expenses, net of waivers C,D,E	2.88%	4.14%	3.54%
Portfolio turnover rate F,G	0.48%	0.48%	0.48%
Supplemental Data:
Expenses, net of waivers, excluding interest expense C,D,E	1.05%	2.20%	1.59%
Expenses, net of waivers, excluding management and incentive fees and interest expense C,D,E	0.69%	1.53%	0.93%

A.	Calculated based on weighted average shares outstanding during the period.
B.	Total returns of less than 1 year are not annualized.
C.	Expense ratios reflect operating expenses of the Fund.
D.	Amounts are annualized except for incentive fees, escrow fees and organization expenses, as applicable.
E.	Waivers include expense support, management fees waived and income based incentive fees waived, as applicable.
F.
The portfolio turnover rate is calculated based on the lesser of purchases or sales of securities year to date divided by the average fair value of the portfolio securities, excluding short-term securities.

G.	Annualized.
H.	For the period November 1, 2023 (Class inception date) through December 31, 2023.

RISK FACTORS
Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material
risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. The risks below are not the only risks we face but do represent the known material risks and uncertainties that we believe are most significant to our business, operating results, financial condition, prospects and forward-looking statements. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.
Risks Relating to an Investment in the Fund
Limited Operating History.
The Fund is a non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. The Fund has limited operating history as a private investment vehicle and limited operating history as a BDC. As a result, prospective investors have limited track record or history on which to base their investment decision. There can be no assurance that the results achieved by similar strategies managed by FDS or its affiliates will be achieved for the Fund. Past performance should not be relied upon as an indication of future results. Moreover, the Fund is subject to all of the business risks and uncertainties associated with any inexperienced business, including the risk that it will not achieve its investment objectives and that the value of an investor’s investment could decline substantially or that the investor will suffer a complete loss of its investment in the Fund.
The investment philosophy and techniques used by the Adviser to manage a BDC may differ from the investment philosophy and techniques previously employed by the Adviser, its affiliates, and the portfolio managers in identifying and managing past investments. In addition, the 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment. In addition, in order to qualify as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain source-of-income and asset diversification requirements. The Adviser’s and the portfolio managers’ limited experience in managing a portfolio of assets under such constraints may hinder their respective ability to take advantage of attractive investment opportunities and, as a result, achieve the Fund’s investment objective.
Risk of Failure to Achieve Investment Objective
.
The Adviser cannot provide assurances that it will be able to identify, choose, make or realize investments of the type targeted for the Fund. There is also no guarantee that the Adviser will be able to source attractive investments for the Fund within a reasonable period of time. There can be no assurance that the Fund will be able to generate returns for the investors or that returns will be commensurate with the risks of the investments. The Fund may not be able to achieve its investment objectives and investors may lose some or all of their invested capital. The failure by the Fund to obtain indebtedness on favorable terms or in the desired amount will adversely affect the returns realized by the Fund and impair the Fund’s ability to achieve its investment objective.
Competition with Other Entities, Including Commercial Banks, Commercial Financing Companies, BDCs, Insurance Companies and Other Private Funds.
Other entities compete with the Fund to make the types of investments that the Fund plans to make. Certain of these competitors may be substantially larger, have considerably greater financial, technical and marketing resources than the Fund will have and offer a wider array of financial services. There may be intense competition for investments of the type the Fund intends to make, and such competition may result in less favorable investment terms than might otherwise exist. The competitive pressures the Fund faces may have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Risk of Dependence on Key Personnel of the Adviser.
The Fund will depend on the diligence, skill, experience and network of business contacts of the Adviser’s portfolio management team. There can be no assurances that certain members of the team will continue to provide investment services to the Adviser. The loss of key personnel would limit the Fund’s ability to achieve its investment objectives and operate as anticipated. None of the Fund, the Adviser or its Affiliates maintains key person life insurance for any of its personnel.
Illiquid Investments and Restrictions on Withdrawal.
Our Common Shares are illiquid investments for which there is not and will likely not be a secondary market. If the Fund makes repurchase offers, we will offer to repurchase Common Shares at a price that is estimated by our internal valuation processes to be equal to our NAV per share on the last day of such quarter, which may be lower than the price that you paid for our Common Shares. As a result, to the extent asset prices have declined and to the extent you have the ability to sell your Common Shares pursuant to our share repurchase program, the price at which you may sell Common Shares may be lower than the amount you paid in connection with the purchase of Common Shares in our Offering.
Fund Investors have No Right to Control the Fund’s Operations.
The Fund is managed exclusively by the Adviser. Fund investors will not make decisions with respect to the management, disposition or other realization of any investment, the day-to-day operations of the Fund, or any other decisions regarding the Fund’s business and affairs, except for limited circumstances. Specifically, Fund investors will not have an opportunity to evaluate for themselves the relevant economic, financial and other information regarding investments by the Fund or receive any financial information issued directly by the portfolio companies that is available to the Adviser. Fund investors should expect to rely solely on the ability of the Adviser with respect to the Fund’s operations.
The Fund’s Assets are Subject to Recourse.
The assets of the Fund, including any investments made by and any capital held by the Fund are available to satisfy all liabilities and other obligations of the Fund, as applicable. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and may not be limited to any particular asset, such as the investment giving rise to the liability.
No Assurance the Fund Will be Able to Obtain Leverage.
The Fund will seek to regularly employ a significant amount of direct or indirect leverage in a variety of forms through borrowings, derivatives and other financial instruments as part of its investment program. However, there can be no assurance that the Fund will be able to obtain indebtedness at all or to the desired degree or that indebtedness will be accessible by the Fund at any time or in connection with any particular investment. If indebtedness is available to the Fund, there can be no assurance that such indebtedness will be available in the desired amount, or on terms favorable to the Fund and/or terms comparable to terms obtained by competitors. The terms of any indebtedness are expected to vary based on the counterparty, timing, size, market interest rates, other fees and costs, duration, advance rates, eligible investments or collateral, ability to borrow in currencies other than the U.S. dollar and Fund investor creditworthiness and composition. Moreover, market conditions or other factors may cause or permit the amount of leverage employed by the Fund to fluctuate over the Fund’s life. Furthermore, the Fund may seek to obtain indebtedness on an investment-by-investment basis, and leverage may not be available or may be available on less desirable terms in connection with particular investments. The instruments and borrowing utilized by the Fund to leverage its investments may be collateralized by other assets of the Fund.
It is expected that the Fund will directly or indirectly incur indebtedness collateralized by the Fund’s assets. As a BDC, with certain limited exceptions, the Fund will only be permitted to borrow amounts such that the

Fund’s asset coverage ratio, as defined in the 1940 Act, equals at least 150% (equivalent to $2 of debt outstanding for each $1 of equity) after such borrowing. If the Fund is unable to obtain and maintain the desired amount of borrowings on favorable terms, the Adviser may seek to realize the Fund’s investments earlier than originally expected.
No Assurance of the Availability of Leverage.
The Fund is expected to utilize leverage, however, there can be no assurance that the Fund will be able to obtain indebtedness. If indebtedness is available, there can be no assurance that such indebtedness will be on terms favorable to the Fund and/or terms comparable to terms obtained by competitors, including with respect to costs, duration, size, advance rates and interest rates. Moreover, market conditions or other factors may cause or permit the amount of leverage employed by the Fund to fluctuate over its life. For example, if leverage is obtained later in the Fund’s life, the Fund may immediately deploy such leverage in order to achieve the desired borrowing ratio, which may involve making distributions of borrowed funds. If the Fund is unable to, or not expected to be able to, obtain indebtedness in connection with a particular investment, the Fund may determine not to make the investment or may invest a different proportion of its available capital in such investment. This may affect the ability of the Fund to make investments, could adversely affect the returns of the Fund and may impair its ability to achieve its investment objective. In addition, the lender may impose certain diversification or other requirements, and these restrictions are expected to impact the ability of the Fund to participate in certain investments or the amount of the Fund’s participation in certain investments.
Leverage Risk.
The Fund will seek to employ direct or indirect leverage in a variety of forms, including through borrowings, derivatives, and other financial instruments as part of its investment program, which leverage is expected to be secured by the Fund’s assets. The greater the total leverage of the Fund relative to its assets, the greater the risk of loss and possibility of gain due to changes in the values of its investments. The extent to which the Fund uses leverage may have other significant consequences to Fund investors, including, the following: (i) greater fluctuations in the net assets of the Fund; (ii) use of cash flow (including capital contributions) for debt service and related costs and expenses, rather than for additional investments, distributions, or other purposes; (iii) to the extent that the Fund’s cash proceeds are required to meet principal payments, the Fund investors may be allocated income (and therefore incur tax liability) in excess of cash available for distribution; (iv) in certain circumstances the Fund may be required to harvest investments prematurely or in unfavorable market conditions to service its debt obligations, and in such circumstances the recovery the Fund receives from such harvests may be significantly diminished as compared to the Fund’s expected return on such investments; (v) limitation on the Fund’s flexibility to make distributions to Fund investors (vi) the sale of assets that are pledged to secure the indebtedness; (vii) increased interest expense if interest rate levels were to increase significantly; (viii) during the term of any borrowing, the Fund’s returns may be materially reduced by increased costs attributable to regulatory changes; and (ix) banks and dealers that provide financing to the Fund may apply discretionary margin, haircut, financing and collateral valuation policies. Changes by banks and dealers in any of the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. The cost associated with the use of leverage may not be recouped through investments or may significantly reduce the profitability of any investment. Certain types of loans require a fee payment irrespective if the credit facility is actually used and may require an annual fee to extend the facility. There can also be no assurance that the Fund will have sufficient cash flow or be able to liquidate sufficient assets to meet its debt service obligations. As a result, the Fund’s exposure to losses, including a potential loss of principal, as a result of which Fund investors could potentially lose all or a portion of their investments in the Fund, may be increased due to the use of leverage and the illiquidity of the investments generally. Similar risks and consequences apply with respect to indebtedness related to a particular asset or portfolio of assets.
To the extent that the Fund enters into multiple financing arrangements, such arrangements may contain cross-default provisions that could magnify the effect of a default. If a cross-default provision were exercised, this could result in a substantial loss for the Fund.

As a BDC, we generally will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred shares that we may issue in the future, of at least 150%. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to you may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we will employ will be subject to oversight by our Board, a majority of whom are Independent Trustees with no material interests in such transactions.
Although borrowings by the Fund have the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. In addition, borrowings by the Fund may be secured by the shareholders’ investments as well as by the Fund’s assets and the documentation relating to such borrowing may provide that during the continuance of a default under such borrowing, the interests of the investors may be subordinated to such borrowing.
Obtaining a Rating from a Credit Rating Agency.
The Fund may apply to a credit rating agency to rate the Fund and/or its assets in order to provide the Fund access to different sources of indebtedness or capital as well as to help meet the Fund’s risk/return objectives, its overall target indebtedness ratio or other considerations as determined by the Adviser. In connection with such rating, the credit rating agency may review and analyze the Fund’s counterparties, FDS (in its capacity as the Adviser and Administrator), the investments and expected investments of the Fund, the legal structure of the Fund, the historical and current Fund investors and Fund performance data. There can be no assurance that the Fund will apply for such a rating, that a credit rating agency will provide a rating or that such a rating will be beneficial to the Fund. In addition, when making investment decisions for the Fund (including establishing the Fund’s investment portfolio), the Adviser may consider the implications of the investment portfolio on a credit rating agency’s rating of the Fund and tailor the Fund’s investment portfolio taking into account such considerations. There is a risk that a rating agency could incorrectly rate, or downgrade ratings which could have a material effect on the Fund, including its assets and its ability to acquire indebtedness.
Provisions in Our Declaration of Trust Could Make It More Difficult for a Potential Acquirer to Acquire Us.
Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, if any class of our shares is listed on a national securities exchange, our Board will be divided into three classes of Trustees serving staggered terms of three years each. These provisions may inhibit a takeover of us, which could limit the price investors might be willing to pay in the future for shares of our Common Shares and could entrench management. In particular, a classified Board with three-year staggered terms could delay the ability of shareholders to change the membership of a majority of the Board.
Expedited Investment Decisions.
Investment analyses and decisions by the Adviser may be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Adviser at the time of making an investment decision may be limited. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that may adversely affect an investment. In addition, the Adviser may rely upon independent consultants and other sources in connection with its evaluation of proposed investments, and no assurance can be given as to the accuracy or completeness of the information provided by such independent consultants or other sources or to the Fund’s right of recourse against them in the event errors or omissions do occur.
Insurance Risk.
FDS has purchased and expects to maintain an omnibus insurance policy or policies which includes coverage in respect of the Fund, the Adviser and their affiliates, as well as other clients, including certain of their respective indemnified persons (which omnibus insurance policy or policies may provide coverage to the Adviser and its affiliates, as applicable, for events unrelated to the Fund). The premiums for such shared insurance policies generally are borne by FDS and the clients covered by such policies, and such shared insurance policy or policies are expected to have an overall cap on coverage for all the insured parties thereunder. To the extent an insurable event results in claims in excess of such cap, the Fund may not receive as much in insurance proceeds as it would have received if separate insurance policies had been purchased for each insured party. Similarly, insurable events may occur sequentially in time while subject to a single overall cap. To the extent insurance proceeds for one such event are applied towards a cap and the Fund experiences an insurable loss after such event, the Fund’s receipts from such insurance policy may also be diminished. Insurance policies covering the Fund, the premiums of which are paid in whole or in part by the Fund, may provide insurance coverage to indemnified persons for conduct that would not be covered by indemnification. In addition, the Fund may need to initiate litigation in order to collect from an insurance provider, which may be lengthy and expensive for the Fund and which ultimately may not result in a financial award. In addition, the Adviser may cause the Fund to purchase and maintain insurance coverage that provides coverage to the Fund, and certain indemnified persons, in which case, the premiums would be borne by the Fund.
While FDS expects to allocate insurance expenses in a manner it determines to be fair and equitable, taking into account any factors it deems relevant to the allocation of such expenses, because of the uncertainty of whether claims will arise in the future and the timing and the amount that may be involved in any such claim, the determination of how to allocate such expenses may require FDS to take into consideration facts and circumstances that are subjective in nature. It is unlikely that FDS will be able to accurately allocate the expenses of any such insurance policies based on the actual claims related to a particular client, including the Fund.
Indemnification Risk.
The Fund is required to indemnify the Adviser, the members of the Board and each other person indemnified under the Amended and Restated Declaration of Trust of the Fund (as amended or restated from time to time, the “Declaration of Trust”) and the Bylaws of the Fund (as amended or restated from time to time, the “Bylaws”) for liabilities incurred in connection with the Declaration of Trust, the Bylaws, the Advisory Agreement and the Fund’s activities, except in certain circumstances. Subject to the limits on indemnification under Section 17(h) of the 1940 Act, the Fund’s Declaration of Trust provides that the Fund shall not indemnify such persons to the extent liability and losses are the result of negligence or misconduct in the case of an Interested Trustee, officer, employee, sponsor, controlling person or agent of the Fund, or gross negligence or willful misconduct in the case of an Independent Trustee. Subject to the limits on indemnification under Section 17(i) of the 1940 Act, the Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of its duties or by reason of the reckless disregard of its duties and obligations. The Fund will also indemnify certain service providers, including the Administrator and the Fund’s auditors, as well as consultants and sourcing, operating and joint venture partners. Such liabilities may be material and may have an adverse effect on the returns to the Fund investors. The indemnification obligation of the Fund would be payable from the assets of the Fund. The application of the indemnification and exculpation standards may result in Fund investors bearing a broader indemnification obligation in certain cases than they would in the absence of such standards. As a result of these considerations, even though such provisions will not act as a waiver on the part of any investor of any of its rights which are not permitted to be waived under applicable law, the Fund may bear significant financial losses even where such losses were caused by the conduct, as described above, of such indemnified persons.
Portfolio Valuation Risk.
The Adviser, subject to the oversight of the Board, determines the valuation of the Fund’s investments. It is expected that most of the Fund’s investments will not have readily available market quotations, which will require the Adviser to estimate, in accordance with the Adviser’s valuation policies, the fair value of such investments on the valuation date. Fair value pricing is based on subjective judgments, and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold. Absent bad faith or manifest error, valuation determinations of the Adviser will be conclusive and binding on the Fund investors.
In addition, the Adviser may have an interest in determining higher valuations in order to be able to present better performance to prospective investors. In certain cases, the Fund may hold an investment in an issuer experiencing distress or going through bankruptcy. In such a situation, the Adviser may continue to place a favorable valuation on such investment due to the Adviser’s determination that the investment is sufficiently secured despite the distressed state or bankruptcy of the issuer. However, no assurances can be given that this assumption is justified or that such valuations will be accurate in the long term. In addition, an investment in a portfolio company may not be permanently written-off or permanently written down despite its distressed state or covenant breach until such portfolio company experiences a material corporate event (
e.g.
, bankruptcy or partial sale) which establishes an objective basis for such revised valuation. In these circumstances, the Adviser has an interest in delaying any such write-offs or write-downs to maintain a higher management fee base and thus, management fees paid to the Adviser.
In addition, the Fund may rely on third-party valuation services to assist in determining the value of certain investments. An investment may not have a readily ascertainable market value and accordingly, could potentially make it difficult to determine a fair value of an investment and may yield an inaccurate valuation. Further, because of the Adviser’s knowledge of the investment, the valuation services may defer to the Adviser’s valuation even where such valuation may not be accurate or the determination thereof involved a conflict of interest. Additionally, the Fund may also choose to discontinue the use of any third-party valuation services at any time, which could create a conflict of interest and impair the third-party valuation service’s independence. An inaccurate valuation of an investment could have a substantial impact on the Fund.
Due Diligence Risk.
When conducting due diligence and making an assessment regarding a potential investment, the Adviser will be required to rely on resources available to it, including internal sources of information as well as information provided by existing and potential obligors, any equity sponsor(s), lenders and other independent sources. The due diligence process may at times rely on limited or incomplete information.
The Adviser will select investments for the Fund in part on the basis of publicly available information filed with various government regulators or information made directly available to the Adviser. Although the Adviser will evaluate all such information and data and seek independent corroboration when it considers it appropriate and reasonably available, the Adviser may not be in a position to confirm the completeness, genuineness or accuracy of such information and data. The Adviser is dependent upon the integrity of the management of the entities filing such information and of such companies and third parties providing such information, as well as the financial reporting process in general. The value of an investment made by the Fund may be affected by fraud, misrepresentation or omission on the part of a company or any related parties to such company, or by other parties to the investment (or any related collateral and security arrangements). Such fraud, misrepresentation or omission may adversely affect the value of the investment and/or the value of the collateral underlying the investment in question and may adversely affect the Fund’s ability to enforce its contractual rights relating to that investment or the relevant obligor’s ability to repay the principal or interest on the investment.
In addition, the Adviser may rely upon independent consultants or experts in connection with its evaluation of proposed investments. There can be no assurance that these consultants or experts will accurately evaluate such investments. Investment analyses and decisions by the Adviser may be undertaken on an expedited basis in order to make it possible for the Fund to take advantage of short-lived investment opportunities. In such cases, the available information at the time of an investment decision may be limited, inaccurate and/or incomplete. In addition, the financial information available to the Adviser may not be accurate or provided based upon accepted accounting methods. Accordingly, the Adviser cannot guarantee that the due diligence investigation it carries out with respect to any investment opportunity will reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity which may have a material adverse effect on the performance of the Fund.
Compliance with Applicable Law.
Although the Adviser will seek for it and the Fund to comply with all U.S. federal, state and local lending regulations and to obtain all required licenses, there is no assurance that the Adviser or the Fund will be able to obtain all required licenses or always be compliant or that there will not be allegations of non-compliance even if the Adviser and the Fund were or are fully compliant. Any violation of applicable law or failure to comply with regulatory requirements could result in, among other things, revocation of required licenses or registrations, loss of approval status, termination of contracts without compensation, damages, fines, penalties, litigation costs, investigation costs and even restrictions on the ability of the Fund’s ability to conduct business.
Litigation Risk.
The Adviser will act in good faith and use reasonable judgment in managing the Fund. It is impossible for the Adviser to foresee what allegations may be brought by a regulatory agency or a third party, and the Adviser will seek to avoid litigation, if, in the Adviser’s judgment, the circumstances warrant an alternative resolution. If an allegation is brought or litigation is commenced against the Fund, the Fund will incur legal fees and costs to respond to the allegations and to defend any resulting litigation, this could have an adverse effect on the Fund’s financial performance.
Possession of Material Non-Public Information, Limiting the Adviser’s Discretion.
From time to time, the Adviser (in its capacity as investment manager of investment vehicles, funds or accounts or in connection with investment activities on its own behalf) and its affiliates receive material non-public information with respect to issuers of publicly-traded securities or other securities in connection with, among other examples, acquisitions, refinancings, restructurings of such issuers that the Adviser reviews or participates in, oftentimes unrelated to its management of the Fund. In such circumstances, the Fund may be prohibited, by law, contract or by virtue of the Adviser’s policies and procedures, from (i) selling all or a portion of a position in such issuer, thereby potentially incurring trading losses as a result, (ii) establishing an initial position or taking any greater position in such issuer, and (iii) pursuing other investment opportunities related to such issuer. In order to prevent the portfolio managers of the Fund from receiving material, non-public information that may prevent them from being able to trade in investments in other accounts the portfolio managers manage, portfolio management personnel (including the portfolio managers, research analysts, and traders) may be subject to information barriers and prevented from accessing certain information regarding Fund investments to which investors are otherwise entitled, such as information about a borrower’s business prospects, financial situation and liquidity situation.
Systems and Operational Risks.
The Fund depends on the Adviser and Administrator to develop and implement appropriate systems for the Fund’s activities. The Fund also relies heavily and on a regular basis on financial, accounting and other data processing systems to evaluate investments, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. In addition, the Fund relies on information systems to store sensitive information about the Fund, the Adviser, their affiliates and the shareholders. Certain of the Fund’s and the Adviser’s activities will be dependent upon systems operated by third parties, including custodians, market counterparties and other service providers, and the Fund and the Adviser may not be in a position to adequately verify the risks or reliability of such third-party systems. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to data or securities price data errors, mathematical or statistical errors, or computer system implementation errors or other errors, omissions, imperfections and malfunctions, including those caused by computer “worms,” viruses and power failures. Failures in the systems employed by the Adviser, administrators, custodians, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. Disruptions in the Fund’s operations or breach of the Fund’s information systems may cause the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory penalties or reputational damage. Any of the foregoing failures or disruptions could have a material adverse effect on the Fund and the shareholders’ investment therein.

Reliance on Data; Data Errors.
The Adviser is highly reliant on the gathering, cleaning, culling and analysis of large amounts of data from third-party and other external sources. It is not possible or practicable, however, to factor all relevant, available data into economic forecasts or trading decisions. The Adviser will use its discretion to determine what data to gather with respect to any investment and what subset of that data the research models take into account to produce forecasts that may have an impact on ultimate investment decisions. In addition, it is inevitable that not all desired or relevant data will be available to, or processed by, the Adviser at all times. In these cases, the Adviser may continue to generate forecasts and make investment decisions based on the data available to it. In addition, the Adviser may determine that certain available data, while potentially useful in generating forecasts or making investment decisions, is not cost effective to gather due to either the technology costs or third-party vendor costs and, in these cases, the Adviser will not utilize the subject data. Investors should be aware that there is no guarantee that the data actually utilized in making investment decisions will be the most accurate data available or even free of errors. Investors should assume that the foregoing limitation and risks associated with gathering, cleaning, culling and analysis of large amounts of data from third party and other external sources are an inherent part of investing with an adviser such as the Adviser.
Risk Evaluation Models
.
The Adviser may develop proprietary risk evaluation models that seek to estimate risk based on numerous factors. These models may, for a variety of reasons, fail to accurately predict risk level, and correlations among, strategies and investments, including because of scarcity of historical data with respect to certain strategies and investments, erroneous underlying assumptions, and estimates for certain data, or other defects in inputs and the models, or because future events may not necessarily follow historical norms. In and of themselves, these risk evaluation models do not manage or reduce risk and, at most, provide certain assistance to the Adviser when determining a course of action.
Public Disclosure Obligations.
The Fund, the Adviser or their respective affiliates, service providers, or agents may from time to time be required or may, in their discretion, determine that it is advisable to disclose certain information about the Fund and the Fund investors, including investments held directly or indirectly by the Fund and the names and level of beneficial ownership of certain of the Fund investors, to (i) regulatory or taxing authorities of certain jurisdictions, which have or assert jurisdiction over the disclosing party or in which the Fund directly or indirectly invests, or (ii) any lenders, counterparty of, or service provider to, the Adviser or the Fund (and its subsidiaries). Disclosure of confidential information under such circumstances will not be regarded as a breach of any duty of confidentiality and, in certain circumstances, the Fund, the Adviser or any of their affiliates, Service Providers (as described above) or agents, may be prohibited from disclosing to any Fund investor that any such disclosure has been made.
Cybersecurity Risk.
With the increased use of technologies such as the Internet and cloud computing to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (
e.g.
, through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (
i.e.
, efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund’s or the Adviser’s service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to value its investments, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.
Technology Systems Risk.
The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Fund may rely on computer programs to evaluate certain securities and other investments, to monitor their portfolios, to trade, clear and settle securities transactions and to generate asset, risk management and other reports that are utilized in the oversight of the Fund’s activities. In addition, certain of the Fund’s and the Adviser’s operations interface with or depend on systems operated by third parties, including loan servicers, custodians and administrators, and the Adviser may not always be in a position to verify the risks or reliability of such third-party systems. For example, the Fund and the Adviser generally expect to provide statements, reports, notices, updates, requests and any other communications in electronic form, such as e-mail or posting on a web-based reporting site or other internet service, in lieu of or in addition to sending such communications as hard copies via fax or mail. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by ‘hacking’ or other security breaches, computer ‘worms,’ viruses and power failures. Such failures could cause settlement of trades to fail, lead to inaccurate accounting, recording or processing of trades and cause inaccurate reports, which may affect the Fund’s ability to monitor its investment portfolio and its risks. Any such defect or failure could cause the Fund to suffer financial loss, disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage.
No Registration as an Investment Company.
While the Fund is not registered as an investment company under the 1940 Act, it is subject to regulation as a BDC under the 1940 Act and is required to adhere to the provisions of the 1940 Act applicable to BDCs. The Common Shares have not been recommended by any U.S. federal or state, or any non-U.S., securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this registration statement. Any representation to the contrary is a criminal offense.
Rights Against Third Parties, Including Third-Party Service Providers.
The Fund is reliant on the performance of third-party service providers, including FDS (in its capacity as the Adviser and Administrator), auditors, legal advisers, lenders, bankers, brokers, consultants, sourcing, operating and joint venture partners and other service providers (collectively, “Service Providers”). Further information regarding the duties and roles of certain of these Service Providers is provided in this registration statement. The Fund may bear the risk of any errors or omissions by such Service Providers. In addition, misconduct by such Service Providers may result in reputational damage, litigation, business disruption and/or financial losses to the Fund. Each Fund investor’s contractual relationship in respect of its investment in Common Shares of the Fund is with the Fund only and Fund investors are not in contractual privity with the Service Providers. Therefore, generally, no Fund investor will have any contractual claim against any Service Provider with respect to such Service Provider’s default or breach. Accordingly, Fund investors must generally rely upon the Adviser to enforce the Fund’s rights against Service Providers. In certain circumstances, which are generally not expected to prevail, Fund investors may have limited rights to enforce the Fund’s rights on a derivative basis or may have rights against Service Providers if they can establish that such Service Providers owe duties to the Fund investors. In addition, Fund investors will have no right to participate in the day-to-day operation of the Fund and decisions regarding the selection of Service Providers. Rather, the Adviser will select the Fund’s Service Providers and determine the retention and compensation of such providers without the review by or consent of the Fund investors. The Fund investors must therefore rely on the ability of the Adviser to select and compensate Service Providers and to make investments and manage and dispose of investments.
Lack of Diversification Risk.
The Fund is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in securities of a single issuer. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the Fund’s asset diversification requirements as a RIC under the Code, the Fund does not have fixed guidelines for diversification, and its investments could be concentrated in relatively few portfolio companies. Although the Fund is classified as a non-diversified investment company within the meaning of the 1940 Act, it maintains the flexibility to operate as a diversified investment company. To the extent that the Fund operates as a non-diversified investment company, it may be subject to greater risk.
The Fund does not have fixed guidelines for diversification by industry or type of security, and investments may be concentrated in only a few industries or types of securities. Further, if the expected amount of leverage is not obtained or deployed, the Fund may be more concentrated in an investment than originally anticipated. As a result, the Fund’s investments may be concentrated and the poor performance of a single investment may have pronounced negative consequences to the Fund and the aggregate returns realized by the Fund investors.
Consultation with Sourcing and Operating Partners Risk.
In certain circumstances, sourcing and operating partners may be aware of and consulted in advance in relation to certain investments made by the Fund. While sourcing and operating partners will be subject to confidentiality obligations, they are not restricted from engaging in any activities or businesses that may be similar to the business of the Fund or competitive with the Fund. In particular, sourcing and operating partners may use information available to them as sourcing and operating partners of the Adviser in a manner that conflicts with the interests of the Fund. Except in limited circumstances, the sourcing and operating partners are generally not obligated to account to the Adviser for any profits or income earned or derived from their activities or businesses or inform the Adviser of any business opportunity that may be appropriate for the Fund.
Timing of Realization of Investments.
The Adviser, in its discretion, may seek to realize the Fund’s investments earlier than originally expected, which may be accomplished through one or more transactions, including transactions with another investment fund or account sponsored or managed by FDS or its affiliates, which will be for a price equal to the fair value of such investment. The value of a security in a transaction between the Fund and an account sponsored or managed by FDS or its affiliates, subject to approval by the Board, will be determined by the Adviser and verified by one or more third-party valuation services. The Adviser may seek such realizations in order to support the Fund’s target risk/return profile with respect to the Fund’s unrealized investments, taking into account factors such as, but not limited to, the Fund’s expense ratio relative to such assets and the availability of, or repayment obligations with respect to, any credit facilities.
Risks Relating to the Use of Proceeds.
While the Fund generally intends to make all distributions of net proceeds in accordance with “
Use of Proceeds,
” the amount and timing of distributions from the Fund to the Fund investors will be at the discretion of the Board, who may also direct that amounts available for distribution be retained in the Fund (i) to be used to satisfy, or establish reserves for, the Fund’s current or anticipated obligations (including the Advisory Fees and any other expenses) or (ii) for reinvestment of the cost basis of an investment. Accordingly, there can be no assurance as to the timing and amount of distributions from the Fund.
Risk of Electronic Delivery of Certain Documents.
Shareholders will be deemed to consent to electronic delivery or posting to the Administrator’s website or other service of: (i) certain closing documents such as the Declaration of Trust, the Bylaws and the Subscription Agreements; (ii) any notices or communications required or contemplated to be delivered to the Fund investors by the Fund, the Adviser, or any of their respective affiliates, pursuant to applicable law or regulation; (iii) certain tax-related information and documents; and (iv) notices, requests, demands, consents or other communications and any financial statements, reports, schedules, certificates or opinions required to be provided to the Fund investors under any agreements. There are certain costs and possible risks associated with electronic delivery. Moreover, the Adviser cannot provide any assurance that these communication methods are secure and will not be responsible for any computer viruses, problems or malfunctions resulting from the use of such communication methods. See “
– Technology Systems Risk”
and
“Cybersecurity Risk
” above.

Risks Relating to Handling of Mail.
Mail addressed to the Fund and received at its registered office will be forwarded unopened to the forwarding address supplied by the Fund to be processed. None of the Fund, the Adviser or any of their trustees, officers, advisers or Service Providers will bear any responsibility for any delay howsoever caused in mail reaching the forwarding address.
General Credit Risks
.
The Fund may be exposed to losses resulting from default and foreclosure of any such loans or interests in loans in which it has invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of the Fund’s investments. In the event of foreclosure, the Fund or an affiliate thereof may assume direct ownership of any assets collateralizing such foreclosed loans. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such foreclosed loans, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of loan foreclosures or liquidation of the assets collateralizing such foreclosed loans will further reduce proceeds associated therewith and, consequently, increase possible losses to the Fund. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of the Fund’s rights.
Volatility of Investment Prices
.
The prices of the Fund’s investments can be volatile. In addition, price movements may also be influenced by, among other things, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and national and international political and economic events and policies. In addition, governments from time to time intervene in certain markets. Such intervention often is intended directly to influence prices and may cause or contribute to rapid fluctuations in asset prices, which may adversely affect the Fund’s returns.
Syndication and/or Transfer of Investments Risk
.
The Fund, directly or through the use of one or more subsidiary investment vehicles, may originate and/or purchase certain debt assets, including ancillary equity assets. The Fund may also purchase certain assets (including, participation interests or other indirect economic interests) that have been originated by other affiliated or unaffiliated parties and/or trading on the secondary market. The Fund may, in certain circumstances, originate or purchase such assets with the intent of syndicating and/or otherwise transferring a significant portion thereof, including to one or more offshore funds or accounts managed by the Adviser or any of its affiliates or to other third-party investment firms. In such instances, the Fund will bear the risk of any decline in value prior to such syndication and/or other transfer. In addition, the Fund will also bear the risk of any inability to syndicate or otherwise transfer such assets or such amount thereof as originally intended, which could result in the Fund owning a greater interest therein than anticipated.
Raising Additional Capital
.
The Fund may need additional capital to fund new investments and grow its portfolio of investments. Unfavorable economic conditions could increase the Fund’s funding costs or limit its access to the capital. A reduction in the availability of new capital could limit the Fund’s ability to grow. In addition, the Fund is required to distribute at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to investors to maintain its qualification as a RIC. As a result, to the extent shareholders do not participate in the dividend reinvestment plan, or DRIP, these earnings will not be available to fund new investments. An inability on the Fund’s part to access the capital successfully could limit its ability to grow its business and execute its business strategy fully and could decrease its earnings, if any, which would have an adverse effect on the value of its securities.
Counterparty Risks
.
To the extent that contracts for investment will be entered into between the Fund and a market counterparty as principal (and not as agent), the Fund is exposed to the risk that the market counterparty may, in an insolvency or similar event, be unable to meet its contractual obligations to the Fund. The Fund may have a limited number of potential counterparties for certain of its investments, which may significantly impair the Fund’s ability to reduce its exposure to counterparty risk. In addition, difficulty reaching an agreement with any single counterparty could limit or eliminate the Fund’s ability to execute such investments altogether. Because certain purchases, sales, hedging, financing arrangements and other instruments in which the Fund will engage are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to pursue its remedies under any such contracts, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.
Service Provider Risk.
The Fund relies heavily on financial, accounting and other data processing systems developed by the Fund’s service providers. While the Adviser generally conducts a review of service providers engaged by the Fund prior to retaining such service providers pursuant to the Adviser’s policies, the Adviser may not be in a position to verify the risks or reliability of such service providers’ programs or systems and the Adviser’s review may fail to identify material issues and concerns related to the service provider in question.
The Adviser conducts appropriate due diligence on any outside vendor that provides products or services to the Adviser and its affiliates and enters into an appropriate contract in accordance with the Adviser’s policies and procedures, and any applicable third-party risk management frameworks. The Adviser’s relationships with outside vendors are managed so that appropriate controls and oversight are in place to protect Adviser’s interests, including safeguarding of private and confidential information regarding the Fund and the Adviser’s employees. Despite the Adviser’s best efforts, there can be no assurances that the Adviser will be able to identify and address all material risks related to vendors. Furthermore, the Fund may experience losses as a result of the failures or inadequate level of service by vendors.
Return of Distributions to Satisfy Unpaid Debts of the Fund
.
Under Delaware law, the investors could, under certain circumstances, be required to return distributions made by the Fund to satisfy unpaid debts of the Fund that were in existence at the time the distributions were made.
Changes in the Fund’s Investment Objective, Operating Policies or Strategies Without Prior Notice or Investor Approval.
The Fund’s Board has the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice (except as required by the 1940 Act) and without investor approval. However, absent investor approval, the Fund may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC. Under Delaware law, the Fund also cannot be dissolved without prior investor approval. The Fund cannot predict the effect any changes to its current operating policies and strategies would have on its business, operating results and value of its stock. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.
Changes to the Fund’s Declaration of Trust Without Prior Investor Approval.
Our Board may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including without limitation to classify the Board, to impose advance notice bylaw provisions for Trustee nominations or for shareholder proposals, to require super- majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.
Allocation of Investment Opportunities and Related Conflicts.
The Fund generally is prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the Independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities is an affiliate of the Fund for purposes of the 1940 Act, and the Fund generally is prohibited from buying or selling any security from or to such affiliate, absent the prior approval of the Independent Trustees. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same issuers (whether at the same or different times), without prior approval of the Independent Trustees and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with the Fund’s officers or Trustees or their affiliates. These prohibitions will affect the manner in which investment opportunities are allocated between the Fund and other funds managed by the Adviser or its affiliates. Most importantly, the Fund generally is prohibited from co-investing with certain other accounts or affiliates of the Adviser in Fidelity-originated loans and financings unless the Fund co-invests in accordance with the applicable regulatory guidance or an exemptive order it has received from the SEC permitting such co-investment activities. Accordingly, while the Adviser intends to allocate suitable opportunities among the Fund and other accounts or affiliates of the Adviser based on the principles described above, the prohibition on co-investing with affiliates could significantly limit the scope of investment opportunities available to the Fund. In particular, the decision by the Adviser to allocate an opportunity to one or more other accounts or to an affiliate of the Adviser, or the existence of a prior co-investment structure, might cause the Fund to forgo an investment opportunity that it otherwise would have made. Similarly, the Fund generally may be limited in its ability to invest in an issuer in which another account or affiliate of the Adviser had previously invested. The Fund may in certain circumstances also be required to sell, transfer or otherwise reorganize assets in which the Fund has invested with other accounts or affiliates of the Adviser at times that the Fund may not consider advantageous.
The Fund and the Adviser have received an exemptive order from the SEC that permits the Fund to co-invest with certain other persons in negotiated transactions, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates. The Fund is permitted to co-invest alongside certain other accounts or other affiliates of the Adviser in accordance with the terms and conditions of the exemptive order.
Distributions Risk.
The Fund intends to pay monthly distributions to shareholders out of assets legally available for distribution. The Fund cannot guarantee that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. If the Fund is unable to satisfy the asset coverage test applicable to it as a BDC, or if the Fund violates certain debt financing agreements, its ability to pay distributions to shareholders could be limited. All distributions will be paid at the discretion of the Board and will depend on the Fund’s earnings, financial condition, maintenance of RIC status, compliance with applicable BDC regulations, compliance with debt financing agreements and such other factors as the Board may deem relevant from time to time. The distributions the Fund pays to investors in a year may exceed the Fund’s taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.
Investors who periodically receive the payment of a distribution from a RIC consisting of a return of capital for U.S. federal income tax purposes may be under the impression that they are receiving a distribution of the RIC’s net ordinary income or capital gains when they are not. Accordingly, investors should read carefully any written disclosure accompanying a distribution from the Fund and the information about the specific tax characteristics of the Fund’s distributions provided to investors after the end of each calendar year, and should not assume that the source of any distribution is the Fund’s net ordinary income or capital gains.
Repurchase Program Risk.
Subject to market conditions and the approval of the Board, the Fund may from time to time offer to repurchase shares pursuant to written tenders by shareholders. The Fund has no obligation to offer to repurchase shares and each repurchase, if any, will only be made at such times, in such amounts and on such terms and may be determined by the Fund, in its sole discretion. You may not be able to sell your shares at all in the event the Fund does not offer to repurchase shares, absent a liquidity event. The Fund does not currently intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased.
Timing of Repurchase May be Disadvantageous.
In the event a shareholder chooses to participate in our share repurchase program, the shareholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of shares being repurchased will be on the repurchase date. Although a shareholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a shareholder seeks to sell shares to us as part of our periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.
Pandemics and Natural Disasters Risk.
Widespread disease as well as other pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent the Fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact the Fund’s ability to achieve its investment objective, as well as the operations of the Fund and the Adviser, and (iii) may exacerbate the risks discussed elsewhere in this prospectus, including political
, social, and economic risks.
Risks Relating to the Fund’s Investments
Our investments may be risky and, subject to compliance with our 80% test and the 70% test for Qualifying Assets under the requirements for BDCs, there is no limit on the amount of any such investments in which we may invest.
Risks Associated with Portfolio Companies.

•
General Risks
. A fundamental risk associated with the Fund’s investment strategy is that the companies in whose debt the Fund invests will be unable to make regular payments (
e.g.
, principal and interest payments) when due, or at all, or otherwise fail to perform. Portfolio companies could deteriorate as a result of, among other factors, an adverse development in their business, poor performance by their management teams, a change in the competitive environment, an economic downturn or legal, tax or regulatory changes. Portfolio companies that the Adviser expects to remain stable may in fact operate at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or to maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

•
Highly Leveraged Portfolio Companies
. Portfolio companies may be highly leveraged, and there is no restriction on the amount of debt a portfolio company can incur. Substantial indebtedness may add additional risk with respect to a portfolio company, and could (i) limit its ability to borrow money for its working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes; (ii) require it to dedicate a substantial portion of its cash flow from operations to the repayment of its indebtedness, thereby reducing funds available to it for other purposes; (iii) make it more highly leveraged than some of its competitors, which may place it at a competitive disadvantage; and/or (iv) subject it to restrictive financial and operating covenants, which may preclude it from favorable business activities or the financing of future operations or other capital needs. In some cases, proceeds of debt incurred by a portfolio company could be paid as a dividend to stockholders rather than retained by the portfolio company for its working capital. Leveraged companies are often more sensitive to declines in revenues, increases in expenses, and adverse business, political, or financial developments or economic factors such as a significant rise in interest rates, a severe downturn in the economy or deterioration in the condition of such companies or their industries. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

If a portfolio company is unable to generate sufficient cash flow to meet principal and interest payments to its lenders, it may be forced to take other actions to satisfy such obligations under its indebtedness. These alternative measures may include reducing or delaying capital expenditures, selling assets, seeking additional capital, or restructuring or refinancing indebtedness. Any of these actions could significantly reduce the value of the Fund’s investment(s) in such portfolio company. If such strategies are not successful and do not permit the portfolio company to meet its scheduled debt service obligations, the portfolio company may also be forced into liquidation, dissolution or insolvency, and the value of the Fund’s investment in such portfolio company could be significantly reduced or even eliminated.

•
Issuer/Borrower Fraud
. Of paramount concern in originating loans is the possibility of material misrepresentation or omission on the part of borrowers or guarantors. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund or its affiliates to perfect or effectuate a lien on the collateral securing the loan. The Fund or its affiliates will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable but cannot guarantee such accuracy or completeness.

•
Reliance on Company Management
. The Adviser generally will seek to monitor the performance of investments in operating companies either through interaction with the board of the applicable company and/or by maintaining an ongoing dialogue with the company’s management team. However, the Fund generally will not be in a position to control any borrower by virtue of investing in its debt and the portfolio company’s management will be primarily responsible for the operations of the company on a day-to-day basis. Although it is the intent of the Fund to invest in companies with strong management teams, there can be no assurance that the existing management team, or any new one, will be able to operate the company successfully. In addition, the Fund is subject to the risk that a borrower in which it invests may make business decisions with which the Fund disagrees and the management of such borrower, as representatives of the common equity holders, may take risks or otherwise act in ways that do not serve the interests of the debt investors, including the Fund. Furthermore, in exercising its investment discretion, the Adviser may in certain circumstances commit funds of the Fund to other entities that will be given a mandate to make certain investments consistent with the Fund’s investment objectives and that may earn a performance-based fee on those investments. Once such a commitment is made, such entities will have full control over the investment of such funds, and the Adviser will cease to have such control.

•
Environmental Matters
. Ordinary operation or the occurrence of an accident with respect to the portfolio companies in which the Fund invest could cause major environmental damage, which may result in significant financial distress to the Fund’s investments and any portfolio company holding such assets, even if covered by insurance. Certain environmental laws and regulations may require that an owner or operator of an asset address prior environmental contamination, which could involve substantial cost and other liabilities. The Fund (and the Fund investors) may therefore be exposed to substantial risk of loss from environmental claims arising in respect of its investments. Furthermore, changes in environmental laws or regulations or the environmental condition of an investment may create liabilities that did not exist at the time of its acquisition and that could not have been foreseen. Even in cases where the Fund is indemnified by the seller with respect to an investment against liabilities arising out of violations of environmental laws and regulations, there can be no assurance as to the financial viability of the seller to satisfy such indemnities or the ability of the Fund to achieve enforcement of such indemnities. See also “– Risk Arising from Provision of Managerial Assistance; Control Person Liability” below.

•
No Readily Determinable Valuation
. The Fund expects that many of its portfolio investments will take the form of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable and will be valued at fair value as determined in good faith by the Adviser, including to reflect significant events affecting the value of the Fund’s investments. Most, if not all, of the Fund’s investments (other than cash and cash equivalents) will be classified as Level 3 assets under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”), as amended, Fair Value Measurements and Disclosures. This means that the Fund’s portfolio valuations will be based on unobservable inputs and the Fund’s assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of portfolio investments will require significant management judgment or estimation. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. In determining fair value of the Fund’s loan investments the types of factors that the fair value committee (the “Fair Value Committee”) may take into account generally include comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of the portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. The Fund engages one or more independent valuation firms to prepare month-end valuation recommendations for investments for which market quotations are not readily available as of the last calendar day of each month. The independent valuation firm undertakes a full analysis of the investments and provides estimated fair values for such investments to the Adviser. The independent valuation firm also provides analyses to support their valuation methodology and calculations. The Adviser’s Fair Value Committee reviews and approves each valuation recommendation and confirms it has been calculated in accordance with the Board-approved policies and procedures. The Fund’s NAV could be adversely affected if determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such loans and securities. In addition, the method of calculating the Advisory Fees may result in conflicts of interest between the Adviser, on the one hand, and investors on the other hand, with respect to the valuation of investments.

•
Follow-On Investments in Portfolio Companies
. Following an initial investment in a portfolio company, the Fund may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part the Fund’s equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing;

•	attempt to preserve or enhance the value of the Fund’s investment; or

•	invest in various growth or merger and acquisition related initiatives.
The Fund may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments.
The Fund has the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because it prefers other opportunities or because it is inhibited by compliance with BDC requirements or compliance with the requirements for maintenance of its RIC status.

•
Equity Interests in Portfolio Companies
. The Fund does not generally intend to take controlling equity positions in the Fund’s portfolio companies. To the extent that the Fund does not hold a controlling equity interest in a portfolio company, it will be subject to the risk that such portfolio company may make business decisions with which the Fund disagrees, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity for the debt and equity investments that the Fund typically holds in portfolio companies, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of its investments.

•
Defaults by Portfolio Companies
. A portfolio company’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on the portfolio company’s assets representing collateral for its obligations. This could trigger cross defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that the Fund holds and the value of any equity securities the Fund owns. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

•
Third Party Litigation
. The Fund’s investment activities subject it to the normal risks of becoming involved in litigation initiated by third parties. This risk is somewhat greater where the Fund exercises control or influence over a company’s direction. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misconduct or gross negligence by the Adviser, be borne by the Fund (to the extent not borne by the portfolio companies) and would reduce net assets or could require Fund investors to return to the Fund distributed capital and earnings. The Adviser and others are indemnified in connection with such litigation, subject to certain conditions.

Nature of Investments Risk
.
The Adviser will have broad discretion in making investments for the Fund. There can be no assurance that the Adviser will correctly evaluate the nature or magnitude of the various factors that could affect the value of and return on the Fund’s investments. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Fund’s activities and the value of its investments. These factors and others may significantly affect the results of the Fund’s activities and the value of its investments.
An investment in the Fund is suitable only for those investors willing to risk losing some or all of their principal investment and who have the experience and ability to evaluate the risks and merits of an investment in the Fund. Potential investors should consult with their investment advisers, attorneys and accountants prior to investing in the Fund. The following is a description of certain factors which, along with the information discussed in this prospectus and such other matters as may be material to an investment in the Fund, should be considered by prospective investors in the Fund.
Provision of Managerial Assistance and Control Person Liability.
The Fund may obtain rights to participate in the governance of certain of the Fund’s portfolio companies. In such instances, the Fund typically could designate board members to serve on the boards of portfolio companies. The designation of representatives and other measures contemplated could expose the assets of the Fund to claims by a portfolio company, its security holders and its creditors, including claims that the Fund is a controlling person and thus is liable for securities laws violations and other liabilities of a portfolio company. The exercise of control over a company may impose additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations (including securities laws) or other types of liability in which the limited liability generally characteristic of business ownership may be ignored. If these liabilities were to arise, the Fund might suffer a significant loss. These measures also could result in certain liabilities in the event of the bankruptcy or reorganization of a portfolio company, could result in claims against the Fund if the designated board members violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles, and could expose the Fund to claims that it has interfered in management to the detriment of a portfolio company. While the Adviser intends to operate the Fund in a way that will minimize the exposure to these risks, the possibility of successful claims cannot be precluded, nor can there be any assurance as to whether laws, rules, regulations and court decisions will be
expanded or otherwise applied in a manner that is adverse to portfolio companies and the Fund and the Fund investors.
Adverse Developments in the Debt Capital Markets.
Recent market and economic conditions have been unprecedented and challenging. Continued concerns about the systemic impact of inflation, energy costs, the pandemic, geopolitical issues, the availability and cost of credit, sovereign debt levels, the mortgage market and a declining real estate market in the U.S. have contributed to increased market volatility and diminished expectations for the U.S. economy. These conditions, combined with volatile oil prices, declining business and consumer confidence and increased unemployment have contributed to volatility of unprecedented levels. The factors described above have led to an overall reduction in liquidity in the debt capital markets, including sources of liquidity that the Fund may wish to utilize. Such conditions could reduce the availability of leverage to the Fund, its investments, and potential purchasers of the Fund’s investments or make such leverage more expensive to obtain, thereby adversely affecting the performance of the Fund.
Market Risk.
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, inflation rates, industry conditions, competition, technological developments, tax laws, availability of credit, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect, among other things, the level and volatility of securities’ prices, the liquidity of the Fund’s investments and the availability of certain securities and investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be materially adversely affected by the level of volatility in the financial markets—the larger the positions, the greater the potential for loss. Global markets have recently experienced unprecedented volatility and losses. The effects thereof are continuing and there can be no assurance that the Fund will not be materially adversely affected. Furthermore, none of these conditions is within the control of the Adviser.
Temporary Investments; Use of Cash and Cash Equivalents Risk
.
Pending investment in other types of Qualifying Assets (including directly originated loans and broadly syndicated loans, as described herein), the Fund’s investments can consist of cash, cash equivalents, money market funds (including shares of Fidelity
®
Central funds or other funds that are advised by the Adviser or its affiliates), U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of the Fund’s assets would be Qualifying Assets. Generally these securities offer less potential for gains than other types of securities.
The Fund may invest in mutual funds or exchange-traded funds advised by the Adviser or its affiliates. Depending on the circumstances (which exclude investments in money market funds advised by the Adviser or its affiliates, from which the Adviser or its affiliates may retain any additional management or other fees), the Adviser will contractually waive either (1) its management fee payable by the Fund or (2) up to a portion of its management fee payable by the Fund in an amount equal to such underlying fund’s management fee rate multiplied by the Fund’s average monthly invested balance in such underlying fund for such month.
Exposure to Foreign Markets Risk.
While the Fund does not expect to invest in securities of issuers located in foreign markets as a principal investment strategy, it may invest in such securities if the Adviser believes it is advantageous to do so. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. Investments in securities and instruments in emerging and developing markets could involve substantial risks not typically associated with investing in more established markets, including, without limitation, those set forth above under
“—Non-U.S. Securities Risk.”
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, the Adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to it and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the Adviser and/or its affiliates) may be impractical or undesirable. In such instances, the Adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets and tend to be less regulated. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Credit Risk.
Performance may be affected by the default or perceived credit impairment of the Fund’s investments and by general or sector specific credit spread widening. Credit risks associated with the Fund’s investments include (among others): (i) the possibility that earnings of the obligor may be insufficient to meet its debt service obligations; (ii) the obligor’s assets declining in value; and (iii) the declining creditworthiness, default and potential for insolvency of the obligor during periods of rising interest rates and economic downturn. An economic downturn and/or rising interest rates could severely disrupt the market for the investments and adversely affect the value of the Fund’s investments and the ability of the obligors thereof to repay principal and interest. In turn, this could have a material adverse effect on the performance of the Fund, and, by extension, the Fund’s business, financial condition, results of operations and the value of the Common Shares. In the event of a default by a borrower, the Fund will bear a risk of loss of principal and accrued interest on that investment. Any such investment may become defaulted for a variety of reasons, including non-payment of principal or interest, as well as breaches of contractual covenants. A defaulted investment may become subject to workout negotiations or may be restructured by, for example, reducing the interest rate, a write-down of the principal, and/or changes to its terms and conditions. Any such process may be extensive and protracted over time, and therefore may result in substantial uncertainty with respect to the ultimate recovery on the defaulted investments. In addition, significant costs might be imposed on the lender, further affecting the value of the investment. The liquidity in such defaulted investment may also be limited and, where a defaulted investment is sold, it is unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest owed on that investment. This would have a material adverse effect on the value of the Fund’s portfolio, and, by extension, the Fund’s business, financial condition, results of operations and the value of the Common Shares. In the case of secured loans, restructuring can be an expensive and lengthy process which could have a material negative effect on the Fund’s anticipated return on the restructured loan. By way of example, it would not be unusual for any costs of enforcement to be paid out in full before the repayment of interest and principal. This would substantially reduce the Fund’s anticipated return on the restructured loan.
Risks Relating to Securities Lending
. Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
Insolvency of Issuers, Counterparties, and Intermediaries.
Issuers of securities held by the Fund or counterparties to Fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
Forming CLOs Risk.
To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers.
If we create a CLO, we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to shareholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our qualification as a RIC, which would have a material adverse effect on an investment in the shares.
In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.
The collateral manager for a CLO that we create may be the Fund, the Adviser or an affiliate, and such collateral manager may be entitled to receive compensation for structuring and/or management services. To the extent the Adviser or an affiliate other than the Fund serves as collateral manager and the Fund is obligated to compensate the Adviser or the affiliate for such services, we, the Adviser or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our shareholders, pay no additional fees to the Adviser or the affiliate in connection therewith. To the extent the Fund serves as collateral manager, the Fund will receive no fees for providing such collateral management services.
Non-Recourse Obligations Risk
.
The Fund may invest in non-recourse obligations of issuers. Such obligations are payable solely from proceeds collected in respect of collateral pledged by an issuer to secure such obligations. None of the owners, officers, directors or incorporators of the issuers, board members, any of their respective affiliates or any other person or entity will be obligated to make payments on the obligations. Consequently, the Fund, as holder of the obligations, must rely solely on distributions of proceeds of collateral debt obligations and other collateral pledged to secure obligations for payments due in respect of principal thereof and interest thereon. If distributions of such proceeds are insufficient to make payments on the obligations, no other assets will be available for such payments and following liquidation of all the collateral, the obligations of the issuers to make such payments will be extinguished.
Covenant-Lite Loans Risk.
Although the Fund generally expects the transaction documentation of some portion of the Fund’s investments to include covenants and other structural protections, a portion of the Fund’s investments may be composed of so-called “covenant-lite loans.” Generally, covenant-lite loans either do not have certain maintenance covenants that would require the issuer to maintain debt service or other financial ratios or do not contain common restrictions on the ability of the issuer to change significantly its operations or to enter into other significant transactions that could affect its ability to repay such loans. Ownership of covenant-lite loans may expose the Fund to different risks, including with respect to liquidity, price volatility and ability to restructure loans, than is the case with loans that have financial maintenance covenants. As a result, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the issuer’s ability to comply with its obligations under the loan.
Debt Guaranteed by a Subsidiary of the Issuer Risk.
The Fund may invest in debt that is guaranteed by a subsidiary of the issuer. In some circumstances, guarantees of secured debt issued by subsidiaries of a portfolio company and held by the Fund may be subject to fraudulent conveyance or similar avoidance claims made by other creditors of such subsidiaries under applicable insolvency laws. As a result, such creditors may take priority over the claims of the Fund under such guarantees. Under federal or state fraudulent transfer law, a court may void or otherwise decline to enforce such debt and the Fund would no longer have any claim against such portfolio company or the applicable guarantor. In addition, the court might direct the Fund to disgorge any amounts already received from the portfolio company or a guarantor. In some cases, significant subsidiaries of portfolio companies may not guarantee the obligations of the portfolio company; in other cases, a portfolio company may have the ability to release subsidiaries as guarantors of the portfolio company’s obligations. The repayment of such investments may depend on cash flow from subsidiaries of a portfolio company that are not themselves guarantors of the portfolio company’s obligations.
Loans with Limited Amortization Requirements Risk.
The Fund may invest in loans that have limited mandatory amortization requirements. While such a loan may obligate a portfolio company to repay the loan out of asset sale proceeds or with annual excess cash flow, such requirements may be subject to substantial limitations and/or “baskets” that would allow a portfolio company to retain such proceeds or cash flow, thereby extending the expected weighted average life of the investment. In addition, a low level of amortization of any debt over the life of the investment may increase the risk that a portfolio company will not be able to repay or refinance the loans held by the Fund when they come due at their final stated maturity.
Risks Related to Changes in Interest Rates.
Interest rates are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political considerations and other factors beyond the ability of the Fund to control or to forecast. Debt securities have varying levels of sensitivity to changes in interest rates. When the Fund chooses to borrow money to make investments, the Fund’s net investment income will depend, in part, upon the difference between the rate at which the Fund borrows funds and the rate at which the Fund invest those funds. As a result, the Fund can offer no assurance that a significant change in market interest rates would not have a material adverse effect on its net investment income in the event the Fund uses debt to finance its investments. In periods of rising interest rates, the Fund’s cost of funds would increase, which could reduce its net investment income. The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to the Fund’s debt investments.
Credit Markets Risk.
Conditions in the credit markets may have a significant impact on the business of the Fund. The credit markets in the United States have experienced a variety of difficulties and changed economic conditions in recent years that have adversely affected the performance and market value of many securities and financial instruments. There can be no assurance that the Fund will not suffer material adverse effects from broad and rapid changes in market conditions in the future. Among other things, the level of investment opportunities may decline from the Adviser’s current expectations. As a result, fewer investment opportunities may be available to the Fund, although if credit markets remain constrained, the Fund may have the opportunity to take larger positions in potential transactions. One possible consequence is that the Fund may take a larger than anticipated period to invest capital, as a result of which, at least for some period of time, the Fund may be relatively concentrated in a limited number of investments. Consequently, during this period, the returns realized by the shareholders may be substantially adversely affected by the unfavorable performance of a small number of these investments.
Furthermore, market conditions may unfavorably impact the Fund’s ability to secure leverage on terms as favorable as more established borrowers in the market, or to obtain any leverage on commercially feasible terms. To the extent the Fund is able to secure financing for investments, increases in interest rates or in the risk spread demanded by financing sources would make the partial financing of investments with indebtedness more expensive and could limit the Fund’s ability to structure and consummate its investments. Although the Adviser believes that the continued unfolding of the credit cycle will result in attractive investment opportunities, it may not be able to time its investments correctly, which could result in further depreciation in values. Furthermore, market conditions could deteriorate further, and the Fund may be limited in its ability to realize investments already made by the Fund due to difficulties in buyers’ ability to obtain financing on favorable terms, or to secure financing at all.
Prepayment Risks.
The terms of loans in which the Fund invests may permit the borrowers to voluntarily prepay loans at any time, either with no or a nominal prepayment premium. This prepayment right could result in the borrower repaying the principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates, an improvement in the credit market conditions, or the borrower’s improved credit or operating or financial performance allows the refinancing of certain classes of debt with lower cost debt. The yield of the Fund’s investments may be affected by the rate of prepayments differing from the Adviser’s expectations. To the extent early prepayments increase, they may have a material adverse effect on the Fund’s investment objective and profits. In addition, if the Fund is unable to reinvest the proceeds of such prepayments received in investments expected to be as profitable, the proceeds generated by the Fund will decline as compared to the Adviser’s expectations.
Convertible Securities Risk.
The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock, in each case, until the convertible security matures or is redeemed, converted or exchanged. Because of their embedded equity component, the value of convertible securities is sensitive to changes in equity volatility and price and a decrease in equity volatility and price could result in a loss for the Fund. The debt characteristic of convertible securities also exposes the Fund to changes in interest rates and credit spreads. The value of the convertible securities may fall when interest rates rise or credit spreads widen. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund’s exposure to these risks may be unhedged or only partially hedged.
Structured Credit Instruments Risk.
The Fund may invest in structured credit instruments. Structured securities are extremely complex and are subject to risks related to, among other things, changes in interest rates, the rate of defaults in the collateral pool, the exercise of redemption rights by more senior tranches and the possibility that a liquid market will not exist in when the Fund seeks to sell its interest in a structured security.
Derivative Investments Risk.
The Fund may invest in derivative instruments or “derivatives” that include swaps, futures, options, structured securities and other instruments and contracts that are derived from, or the value of which is related to, one or more underlying securities, financial benchmarks, currencies or indices. Derivatives allow an investor to hedge or speculate upon the price movements of a particular security, financial benchmark currency or index at a fraction of the cost of investing in the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives of such asset. However, there are a number of other risks associated with derivatives trading. For example, because many derivatives are leveraged, and thus provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement may expose the Fund to the possibility of a loss exceeding the original amount invested. Derivatives may also expose investors to liquidity risk, as there may not be a liquid market within which to close or dispose of outstanding derivatives contracts.
All derivative instruments involve risks that are in addition to, and potentially greater than the risks of investing directly in securities and other more traditional assets, including:

•
Management Risks
. Derivative products are specialized instruments that require investment techniques and risk analyses different from those associated with equities and fixed income securities. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into and the ability to assess the risk that a derivative adds to the Fund’s portfolio.

•
Counterparty Risks
. This is the risk that a loss may be sustained by the Fund as a result of the failure of the other party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for over-the-counter (“OTC”) derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded or cleared derivative transaction is the counterparty to the derivative transaction. The Fund may post or receive collateral related to changes in the market value of a derivative. The Fund also may invest in derivatives that (i) do not require the counterparty to post collateral, (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require significant upfront deposits unrelated to the derivatives’ intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults.

•
Documentation Risks
. Many derivative instruments also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated, the counterparty may interpret contractual terms (
e.g.
, the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to the Fund under derivative instruments or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

•
Liquidity Risks
. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Less liquid derivative instruments also may fall more in price than other securities during market falls. During periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in the mark-to-market obligations arising under the derivative instruments used by the Fund. These risks may be further exacerbated by requirements under rules issued pursuant to recently enacted financial reform legislation.

•
Leverage Risks
. Because many derivatives have a leverage component (
i.e.
, a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•
Tax Uncertainties
. The taxation of derivatives, including credit default swaps, and other transactions in which the Fund may participate, is subject to uncertainties. Such transactions may become subject to new laws and regulations, possibly with retroactive effect, as well as differing interpretations of existing law and regulations by the relevant taxing authorities. There can be no assurance that such changes in law or interpretation will not have a material adverse effect on the Fund.

•
Other Risks
. Other risks in using derivatives include the risk of mispricing or incorrect valuation of derivatives. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, over- and/or under- collateralization, and/or errors in calculation of the Fund’s NAV.

The Fund’s use of derivatives may not be effective or have the desired result. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track. The risk may be more pronounced when outstanding notional amounts in the market exceed the amounts of the referenced assets. For example, the Fund’s use of reverse repurchase agreements subjects it to interest costs based on the difference between the sale and repurchase price of the securities involved. Derivatives are also subject to currency and other risks. Moreover, suitable derivatives may not be available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Counterparties to derivatives contracts may have the right to terminate such contracts if the Fund’s NAV declines below a certain level over a specified period of time. The exercise of such a right by the counterparty could have a material adverse effect on the Fund’s operations.
In late October 2020, the SEC adopted Rule 18f-4 related to the use of derivatives and certain other transactions that rescinded and withdrew the guidance of the SEC and the SEC staff regarding asset segregation and coverage. Under Rule 18f-4, the Fund must trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements) subject to a value-at-risk (“VaR”) leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These requirements apply unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4. Reverse repurchase agreements need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule). Reverse repurchase agreements are not included in the calculation of whether the Fund is a limited derivatives user (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule), but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions are included for purposes of such testing. These requirements may limit the Fund’s ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund’s investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
Illiquidity of Fund Investments Risk.
The market value of the Fund’s investments will fluctuate with, among other things, changes in market rates of interest, general economic conditions, economic conditions in particular industries, the condition of financial markets and the financial condition of the issuers of the Fund’s investments. In addition, the lack of an established, liquid secondary market for some investments may have an adverse effect on the market value of those investments and on the Adviser’s ability to dispose of them. Therefore, no assurance can be given that, if the Adviser decides to dispose of a particular investment, it will be able to dispose of such investment at the prevailing market price.
Default Risk.
Defaults by the Fund’s investments will harm the Fund’s operating results. An investment’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize an investment’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting investment.
Distressed and Highly Leveraged Companies Risk.
The Fund may make investments in restructurings that involve, or otherwise invest in the debt securities of, investments that are experiencing, or are expected to experience, severe financial difficulties. These severe financial difficulties may never be overcome and may cause such investments to become subject to bankruptcy proceedings. As such, these investments could subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, a preferential payment or a similar transaction under the applicable bankruptcy and insolvency laws. In addition, under certain circumstances, a lender that has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions.
The Fund may also invest in highly leveraged companies. Investment in leveraged companies involves a number of significant risks. Leveraged companies in which the Fund invests may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund’s realizing any guarantees that the Fund may have obtained in connection with the Fund’s investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.
Bankruptcy Proceedings Risk.
The Fund may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings. Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, the Fund’s influence with respect to the class of securities or other obligations the Fund owns may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
Depending on the facts and circumstances of the Fund’s investments and the extent of the Fund’s involvement in the management of an investment, upon the bankruptcy of an investment, a bankruptcy court may recharacterize the Fund’s debt investments as equity interests and subordinate all or a portion of the Fund’s claim to that of other creditors. This could occur even though the Fund may have structured the Fund’s investment as senior debt.
Exit Financing Risk.
The Fund may invest in portfolio companies that are in the process of exiting, or that have recently exited, the bankruptcy process. Post-reorganization securities typically entail a higher degree of risk than investments in securities that have not undergone a reorganization or restructuring. Moreover, post-reorganization securities can be subject to heavy selling or downward pricing pressure after the completion of a bankruptcy reorganization or restructuring. If the Adviser’s evaluation of the anticipated outcome of an investment situation should prove incorrect, the Fund could experience a loss.
Bankruptcy Involving Non-U.S. Companies Risk.
Investment in the debt of financially distressed companies domiciled outside the United States involves additional risks. Bankruptcy law and process may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain, while other developing countries may have no bankruptcy laws enacted, adding further uncertainty to the process for reorganization.
Investments in Special Situations Risk.
The Fund’s investments may involve investments in ‘event-driven’ special situations such as recapitalizations, spinoffs, corporate and financial restructurings, litigation or other liability impairments, turnarounds, management changes, consolidating industries and other catalyst-oriented situations. Investments in such securities are often difficult to analyze, have limited trading histories and have limited in-depth research coverage and, therefore, may present an increased risk of loss to the Fund.
Creditors’ Committee and/or Board Participation Risk
.
In connection with some of the investments, the Fund may, but is not obligated to, seek representation on official and unofficial creditors’ committees and/or boards (or comparable governing bodies) of the portfolio companies. While such representation may enable the Adviser to enhance the value of the investments, it may also prevent the Fund from disposing of the investments in a timely and profitable manner, because serving on a creditors’ committee increases the possibility that the Fund will be deemed an “insider” or a “fiduciary” of the portfolio company. If the Adviser concludes that its obligations owed to the other parties as a committee or group member conflict with its duties owed to the Fund, it may resign from that committee or group, and the Fund may not realize the benefits, if any, of participation on the committee or group. If representation on a creditors’ committee or board causes the Fund or the Adviser to be deemed affiliates or related parties of the portfolio company, the securities of such portfolio company held by the

Fund may become restricted securities, which are not freely tradable. Participation on a creditors’ committee and/or board representation may also subject the Fund to additional liability to which they would not otherwise be subject as an ordinary course, third-party investor. The Fund will indemnify the Adviser or any other person designated by the Adviser for claims arising from such board and/or committee representation, which could adversely affect the return on the investments. The Fund will attempt to balance the advantages and disadvantages of such representation when deciding whether and how to exercise its rights with respect to such portfolio companies, but changes in circumstances could produce adverse consequences in particular situations.
High Yield Securities Risk.
The Fund may make significant investments in “high yield” debt and preferred securities which are rated lower than investment grade by the various credit rating agencies (or in comparable non-rated securities as determined by the Adviser). Securities that are rated lower than investment grade are subject to greater risk of loss of principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with lower-rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. The market for lower-rated securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated securities.
The Fund may invest in debt of issuers that have defaulted or are anticipated to default. Issuers in this situation frequently resort to bankruptcy and other litigation to effect debt restructuring on attractive terms. Such actions may require the issuers to spend material amounts on legal and other litigation costs. During such litigation the issuers may not be able to affect the operation and management of the real estate collateral, and its value may suffer as a result of loss of tenants, failure to make capital improvements or undertake required maintenance. Bankruptcy and other insolvency proceedings are highly complex and may result in undesirable outcomes, such as the return of payments characterized as a “preference,” the invalidation of debt as a result of a deemed fraudulent conveyance and the recharacterization or equitable subordination of debt. There can be no assurance that the issuer will obtain favorable results in bankruptcy or insolvency proceedings.
Below investment grade debt securities are often referred to in the financial press as “junk bonds” and may include securities of issuers in default. “Junk bonds” are considered by the rating agencies to be predominately speculative and may involve major risk exposures such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions which may be exercised at inopportune times; and (iv) difficulty in accurately valuing or disposing of such securities.
Investment in Private and Middle-Market Investments Risk
. The Fund will make investments in private and middle-market companies, which involve a number of significant risks. Generally, little public information exists about these companies, and the Fund relies on the ability of the Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If the Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and the Fund may lose money on the Fund’s investments. Middle-market companies generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Middle-market companies may have limited financial resources, may have difficulty accessing the capital markets to meet future capital needs and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund’s realizing any guarantees the Fund may have obtained in connection with the Fund’s investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s investment and, in turn, on the Fund. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, the Fund’s executive officers, directors and the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments.
Senior Debt Risk.
The Fund’s investments may incur debt that ranks equally with, or senior to, the Fund’s investments in such companies and such investments may not generate sufficient cash flow to service their debt obligations to the Fund. The Fund may invest a portion of the Fund’s capital in second lien and subordinated loans issued by the Fund’s investments. The Fund’s investments may have, or be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which the Fund invests. Such subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If the Fund makes a subordinated investment in an investment, the investment may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of the securities in which the Fund invests. These debt instruments would usually prohibit the investments from paying interest on or repaying the Fund’s investments in the event of and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an investment, holders of securities ranking senior to the Fund’s investment in that investment would typically be entitled to receive payment in full before the Fund receives any distribution in respect of the Fund’s investment. After repaying senior creditors, the investment may not have any remaining assets to use for repaying its obligation to the Fund where the Fund is a junior creditor. In the case of debt ranking equally with debt securities in which the Fund invests, the Fund would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant investment.
Additionally, certain loans that the Fund makes to companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the investment’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the investment under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before the Fund. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. Similarly, investments in “last out” pieces of tranched first lien loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same tranched first lien loan with respect to payment of principal, interest and other amounts. The Fund can offer no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens or the “last out” pieces of the tranched first lien loans after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens or the “last out” pieces of unitranche loans, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the investment’s remaining assets, if any.
The Fund may make unsecured loans, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on an investment’s collateral, if any, will secure the investment’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the investment under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. The Fund can offer no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund’s unsecured loan obligations after payment in full of all loans secured by collateral. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then the Fund’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the investment’s remaining assets, if any.
The rights the Fund may have with respect to the collateral securing any junior priority loans, including any “last out” pieces of tranched first lien loans, the Fund makes to the Fund’s investments may also be limited pursuant to the terms of one or more intercreditor agreements that the Fund enters into (or the absence of an intercreditor agreement) with the holders of senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.
The Fund may not have the ability to control or direct such actions, even if the Fund’s rights as junior lenders are adversely affected.
Revolver, Delayed-Draw and Line of Credit Investments Risk
. The Fund is expected to, from time to time, incur contingent liabilities in connection with an investment. For example, the Fund expects to participate in one or more investments that are structured as “revolvers,” “delayed-draws” or “lines of credit.” These types of investments generally have funding obligations that extend over a period of time, and if the portfolio company subsequently draws down on the revolver or delayed-draw facility or on the line of credit, the Fund would be obligated to fund the amounts due. However, there can be no assurance that a borrower will ultimately draw down on any such loan, in which case the Fund may never fund the investment (in full or in part), which may result in the Fund not fully deploying its capital. There can be no assurance that the Fund will adequately reserve for its contingent liabilities and that such liabilities will not have an adverse effect on the Fund.
It is possible that a revolver, delayed-draw or line of credit investment would be bifurcated by the Adviser into separate investments, with certain investors (which may or may not include the Fund) participating in the initial drawdowns and other investors (which may or may not include the Fund) participating in the later drawdowns. In this situation, it is possible that investors that participate in the initial funding of an investment may receive certain economic benefits in connection with such initial funding, such as OID, closing payments, or commitment fees and these benefits are expected to be allocated based on participation in the initial funding, regardless of participation in future funding obligations. Conversely, the investors participating only in the later funding obligations will have the benefit of the most recent portfolio company performance information in evaluating their investment whereas the investors that participated in the initial drawdowns (which may or may not include the Fund) will be obligated in any event to fund such later funding obligations. In certain cases, the Fund may participate in the initial funding of an investment, but may not participate in later-arising funding obligations (
i.e.
, the revolver, delayed-draw or line of credit portions) related to such investment, including because of capacity limitations that an investment vehicle may have for making new revolver, delayed-draw investments or lines of credit. As a result, the Fund may be allocated a smaller or larger portion of revolver, delayed-draw investments or lines of credit than other investors participating in the loan. Where the Fund and any other participating investors have not participated in each funding of an investment on a pro rata basis, conflicts of interest may arise between the Fund and the other investors as the interests of the Fund and the other investors may not be completely aligned with respect to such investment. In addition, a revolver, delayed draw investment or line of credit may be senior to the rest of the loan or to the initial funding, and as a result, the interests of the Fund may not be aligned with other participating investors. There can be no assurance that the Fund will adequately reserve for its contingent liabilities and that such liabilities will not have an adverse effect on the Fund.
Investments in Portfolio Companies in Regulated Industries Risk.
Certain industries are heavily regulated. The Fund may make loans to borrowers operating in industries that are subject to greater amounts of regulation than other industries generally. These more highly regulated industries may include, among others, energy and power, gaming and healthcare. Investments in borrowers that are subject to a high level of governmental regulation pose additional risks relative to loans to other companies generally. Changes in applicable laws or regulations, or in the interpretations of these laws and regulations, could result in increased compliance costs or the need for additional capital expenditures. If a portfolio company fails to comply with these requirements, it could also be subject to civil or criminal liability and the imposition of fines. A portfolio company also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such company. Governments have considerable discretion in implementing regulations that could impact a portfolio company’s business, and governments may be influenced by political considerations and may make decisions that adversely affect a portfolio company’s business. Additionally, certain portfolio companies may have a unionized workforce or employees who are covered by a collective bargaining agreement, which could subject any such portfolio company’s activities and labor relations matters to complex laws and regulations relating thereto. Moreover, a portfolio company’s operations and profitability could suffer if it experiences labor relations problems. A work stoppage at one or more of any such portfolio company’s facilities could have a material adverse effect on its business, results of operations and financial condition. Any such problems additionally may bring scrutiny and attention to the Fund, which could adversely affect the Fund’s ability to implement its investment objective.
Investments in Original Issue Discount and PIK Instruments Risk.
The Fund’s investments may include investments with OID or PIK interest features. To the extent the accretion of OID or PIK income constitutes a portion of the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

•
the higher interest rates on investments with PIK interest features reflect the payment deferral and increased credit risk associated with these instruments, and investments with PIK interest features generally represent a significantly higher credit risk than coupon loans;

•
investments with OID and PIK interest features may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

•
an election to defer PIK interest payments by adding them to the principal on such investments increases our future investment income which increases our net assets and, as such, increases the Adviser’s future base Advisory Fees;

•
market prices of investments with PIK interest features and other zero-coupon instruments are affected to a greater extent by interest rate changes and may be more volatile than instruments that pay interest periodically in cash. While investments with PIK interest features are usually less volatile than zero coupon debt instruments, investments with PIK interest features are generally more volatile than cash pay securities;

•	the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

•	even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

•
for accounting purposes, cash distributions to investors representing OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of OID income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;

•
the required recognition of OID or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of our investment company taxable income that may require cash distributions to shareholders in order to maintain tax treatment as a RIC for U.S. federal income tax purposes; and

•	OID may create a risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized.
In addition, the part of the incentive fee payable by the Fund that relates to its net investment income is computed and paid on income that may include interest that accrues prior to being received in cash, such as OID, market discount, and income arising from debt instruments with PIK interest or zero-coupon securities. If a portfolio company defaults on a loan that provides for such accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible, and the Adviser will have no obligation to refund any fees it received in respect of such accrued income.
Lack of Liquidity Risk.
The lack of liquidity in the Fund’s investments may adversely affect the Fund’s business. The Fund may invest in companies that are experiencing financial difficulties, which difficulties may never be overcome. The Fund’s investments will be illiquid in most cases, and the Fund can offer no assurance that the Fund will be able to realize on such investments in a timely manner. A substantial portion of the Fund’s investments in leveraged companies are and will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for the Fund to sell such investments if the need arises. In addition, if the Fund is required to liquidate all or a portion of the Fund’s portfolio quickly, the Fund may realize significantly less than the value at which the Fund has previously recorded the Fund’s investments. The Fund may also face other restrictions on the Fund’s ability to liquidate an investment in an investment to the extent that the Adviser or any of its affiliates have material nonpublic information regarding such investment.
In addition, the Fund generally expects to invest in securities, instruments and assets that are not, and are not expected to become, publicly traded. The Fund will generally not be able to sell securities publicly unless the sale is registered under applicable securities laws, or unless an exemption from such registration requirements is available.
Investments may be illiquid and long-term. Illiquidity may result from the absence of an established or liquid market for investments as well as legal and contractual restrictions on their resale by the Fund. It is generally expected that the Fund will hold assets to maturity, and the amount of “discretionary sales” of investments generally will be limited. The Fund’s investment in illiquid investments may restrict its ability to dispose of investments in a timely fashion and for a fair price. Furthermore, the Fund likely will be limited in the Fund’s ability to sell investments because the Adviser may have material, non-public information regarding the issuers of such loans or investments or as a result of other policies of the Adviser. This limited ability to sell investments could materially adversely affect the Fund’s investment results. As a result, the Fund’s exposure to losses, including a potential loss of principal, as a result of which the shareholder could potentially lose all or a portion of the shareholder’s investment in the Fund, may be increased due to the illiquidity of the Fund’s investments generally.
In certain cases, the Fund may also be prohibited by contract from selling its investments for a period of time or otherwise be restricted from disposing of the Fund’s investments. Furthermore, certain types of investments expected to be made may require a substantial length of time to realize a return or fully liquidate. The Fund may exit some investments through distributions in kind to the shareholders, after which the shareholder will still bear the risks associated with holding the securities and must make the shareholder’s own disposition decisions.

Given the nature of the investments contemplated by the Fund, there is a material risk that the Fund will be unable to realize the Fund’s investment objectives by sale or other disposition at attractive prices or will otherwise be unable to complete any exit strategy. In particular, this risk could arise from changes in the financial condition or prospects of the investment, changes in national or international economic conditions, changes in debt and equity capital markets and changes in laws, regulations, fiscal policies or political conditions of countries in which investments are made.
In connection with the disposition of an investment, the Fund may be required to make representations about the business and financial affairs of the investment or may be responsible for the contents of disclosure documents under applicable securities laws. The Fund may also be required to indemnify the purchasers of such investment or underwriters to the extent that any such representations or disclosure documents turn out to be incorrect, inaccurate or misleading. These arrangements may result in contingent liabilities, for which the Fund may establish reserves or escrows. However, the Fund can offer no assurance that the Fund will adequately reserve for the Fund’s contingent liabilities and that such liabilities will not have an adverse effect on the Fund. Such contingent liabilities might ultimately have to be funded by proceeds, including the return of capital, from the Fund’s other investments.
Inability of Investments to Repay or Refinance Outstanding Principal.
The Fund’s prospective portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interest rates may make it more difficult for the portfolio companies to make periodic payments on their loans. The portfolio companies in which the Fund expects to invest may be unable to repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the investments to pay down the outstanding principal of such debt prior to maturity. In addition, if general interest rates rise, there is a risk that the Fund’s portfolio companies will be unable to pay escalating interest amounts, which could result in a default under their loan documents with the Fund. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Publicly Traded Securities Risk
. The Fund may invest in publicly traded equity and debt securities. These investments are subject to certain risks, including the risk of loss from counterparty defaults, the risks arising from the volatility of the global fixed-income and equity markets, movements in the stock market and trends in the overall economy, increased obligations to disclose information regarding such companies, increased likelihood of shareholder litigation against such companies’ board members, which may include FDS personnel, regulatory action by the SEC and increased costs associated with each of the aforementioned risks. When buying a publicly traded security or other publicly traded instruments, the Fund may be unable to obtain financial covenants or other contractual rights that the Fund might otherwise be able to obtain in making privately-negotiated investments. Moreover, the Fund may not have the same access to information in connection with investments in publicly traded securities or other publicly traded instruments, either when investigating a potential investment or after making an investment, as compared to a privately-negotiated investment. Publicly traded securities that are rated by rating agencies are often reviewed and may be subject to downgrade, which generally results in a decline in the market value of such security. Furthermore, the Fund may be limited in its ability to make investments and to sell existing investments in public securities or other publicly traded instruments because FDS may have material, non-public information regarding the issuers of those securities or as a result of other FDS policies. Accordingly, there can be no assurance that the Fund will make investments in public securities or other publicly traded instruments or, if it does, as to the amount it will invest. The inability to sell such securities or instruments in these circumstances could materially adversely affect the investment results of the Fund.

Equity Investments Risk.
When the Fund invests in senior, unitranche, second lien and subordinated loans, the Fund may acquire warrants or other equity securities of investments as well. The Fund may also invest in equity securities directly. To the extent the Fund holds equity investments, the Fund will seek to dispose of them and realize gains upon the Fund’s disposition of them. However, the equity interests the Fund receives may not appreciate in value and may decline in value. As a result, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences.
Risk of No Controlling Equity Interests.
Because the Fund generally does not hold controlling equity interests in the Fund’s investments, the Fund may not be able to exercise control over the Fund’s investments or to prevent decisions by management of the Fund’s investments that could decrease the value of the Fund’s investments. To the extent that the Fund does not hold controlling equity interests, the Fund will have a limited ability to protect the Fund’s position in such investments.
Minority Investments and Joint Ventures Risk.
The Fund may make minority equity investments in entities in which the Fund does not control the business or affairs of such entities. In addition, the Fund may enter into co-investment opportunities with other parties through partnerships, joint ventures or other entities and the Adviser may share the Advisory Fees and/or other forms of compensation with such parties. The Adviser expects that in some cases the Fund will have control over, or significant influence on, the decision making of joint ventures. However, in other cases, in particular with respect to certain terms, amendments and waivers related to the underlying loans, the joint venture partner may have controlling or blocking rights (including because certain decisions require unanimous approval of the joint venture partners) or a tie vote among joint venture partners may be resolved by an appointed third party. Where a joint venture partner or third party has controlling or blocking rights or decision-making power with respect to a joint venture matter, there can be no assurance that the matter will be resolved in the manner desired by the Fund. In addition, these types of voting arrangements may slow the decision-making process and hinder the joint venture’s ability to act quickly.
Cooperation among joint venture partners or co-investors on existing and future business decisions will be an important factor for the sound operation and financial success of any joint venture or other business in which the Fund is involved. In particular, a joint venture partner or co-investor may have economic or business interests or goals that are inconsistent with those of the Fund, and the Fund may not be in a position to limit or otherwise protect the value of one or more of the Fund’s investments. Disputes among joint venture partners or co-investors over obligations, expenses or other matters could have an adverse effect on the financial conditions or results of operations of the relevant businesses. In addition, the Fund may in certain circumstances be liable for actions of its joint venture partners.
In certain cases, conflicts of interest may arise between the Fund and a joint venture partner, for example, because the joint venture partner has invested in a different level of the issuer’s capital structure or because the joint venture partner has different investment goals or timelines. There can be no assurance that a joint venture partner with divergent interests from the Fund will cause the joint venture to be managed in a manner that is favorable to the Fund. In addition, it is anticipated that the Fund could be invested in debt instruments issued by a joint venture entity while one or more of other investment funds, pooled investment vehicles and client accounts (the “Other Clients”) managed by the Adviser will be invested in equity interests in such entity or vice versa, which presents certain potential conflicts of interest with respect to the capital structure of such entity.
Non-U.S. Securities Risk
.
The Fund may invest in securities and instruments of non-U.S. issuers.
See “—Exposure to Foreign Markets Risk”
above
.
The Fund’s investments in securities and instruments in non-U.S. markets involve substantial risks often not typically associated with investing in U.S. securities. Investments in non-U.S. securities may be adversely affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and thereby will have an impact upon the Fund’s total return on such assets. The Fund may utilize options and forward contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.
Investments in non-U.S. securities will also be subject to risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of the Fund’s assets and the effects of foreign social, economic or political instability. Non-U.S. companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, non-U.S. companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.
Securities of non-U.S. issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasionally lead to delays in settlements of the Fund’s trades effected in such markets.
Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by the government of an emerging country.
Taxation of dividends, interest and capital gains received by non-residents varies among foreign countries and, in some cases, is comparatively high. In addition, some countries have tax laws and procedures that may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.
Hedging Risk.
The Fund may be subject to risks under hedging transactions. The Fund may engage in hedging transactions to the extent permitted under applicable commodities laws and the 1940 Act. Engaging in hedging transactions would entail additional risks to the shareholders. The Fund could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if the Fund were to invest in foreign securities, the Fund could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize the Fund’s foreign currency exposure. In each such case, the Fund generally would seek to hedge against fluctuations of the relative values of the Fund’s portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of the Fund’s portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that the Fund would not be able to enter into a hedging transaction at an acceptable price. Use of a hedging transaction could involve counterparty credit risk.
The success of any hedging transactions the Fund may enter into will depend on the Fund’s ability to correctly predict movements in currencies and interest rates. Therefore, while the Fund may enter into hedging transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if the Fund had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, the Fund might not seek to (or be able to) establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent the Fund from achieving the intended hedge and expose the Fund to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. The Fund’s ability to engage in hedging transactions may also be adversely affected by rules adopted by the CFTC.
Force Majeure Risk.
The Fund’s investments may be affected by force majeure events
(i.e.,
events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including a company or a counterparty to the Fund or a company) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to a company of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more companies or its assets, could result in a loss to the Fund, including if its investment in such company is cancelled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). To the extent the Fund is exposed to investments in companies that as a group are exposed to such force majeure events, the risks and potential losses to the Fund are enhanced.
Repurchase Agreements Risk.
Subject to our investment objectives and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests). The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Risk of Assignments and Participations
. The Fund may acquire investments directly, by way of assignment or indirectly by way of participation. The purchaser of an assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the loan obligation. In contrast, participations acquired in a portion of a loan obligation held by a selling institution typically result in a contractual relationship only with such selling institution, not with the obligor. Therefore, holders of indirect participation interests are subject to additional risks not applicable to a holder of a direct assignment interest in a loan. In purchasing a participation, the Fund generally would have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such loan obligation, nor any rights of set-off against the obligor, and the Fund may not directly benefit from the collateral supporting the loan obligation in which it has purchased the participation. As a result, the Fund would assume the credit risk of both the obligor and the selling institution, which would remain the legal owner of record of the applicable loan. In the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of the selling institution in respect of the participation, may not benefit from any set-off exercised by the selling institution against the obligor and may be subject to any set-off exercised by the obligor against the selling institution. Assignments and participations are typically sold strictly without recourse to the selling institution, and the selling institution generally will make no representations or warranties about the underlying loan, the portfolio companies, the terms of the loans or any collateral securing the loans. Certain loans have restrictions on assignments and participations which may negatively impact the Fund’s ability to exit from all or part of its investment in a loan. In addition, if a participation interest is purchased from a selling institution that does not itself retain any portion of the applicable loan, such selling institution may have limited interests in monitoring the terms of the loan agreement and the continuing creditworthiness of the borrower.
Fraudulent Conveyances and Voidable Preferences by Issuers.
Under U.S. legal principles, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness (including a bankruptcy trustee), if a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness or for granting security, and that after giving effect to such indebtedness or such security, the issuer (a) was insolvent, (b) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (c) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate and avoid, in whole or in part, the obligation underlying an investment of the Fund as a constructive fraudulent conveyance. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence.
In addition, it is possible a court may invalidate, in whole or in part, the indebtedness underlying an investment of the Fund as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the obligor or recover amounts previously paid by the obligor in satisfaction of such indebtedness. Moreover, in the event of the insolvency of an issuer of a portfolio company, payments made on its indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before the portfolio company becomes a debtor in a bankruptcy case.
Even if the Fund does not engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance or preference law, there can be no assurance as to whether any lending institution or other party from which the Fund may acquire such indebtedness, or any prior holder of such indebtedness, has not engaged in any such conduct (or any other conduct that would subject such indebtedness to disallowance or subordination under insolvency laws) and, if it did engage in such conduct, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund so that the Fund’s claim against the issuer would be disallowed or subordinated.
Risk of Default Under a Credit Facility.
In the event the Fund defaults under a credit facility, the Fund’s business could be adversely affected as the Fund may be forced to sell a portion of its investments quickly and prematurely at prices that may be disadvantageous to the Fund in order to meet its outstanding payment obligations and/or support working capital requirements under the credit facility or such future borrowing facility, any of which would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under a credit facility could assume control of the disposition of any or all of the Fund’s assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Risks Relating to Certain Regulatory and Tax
Matters
Regulations Governing the Fund’s Operation as a BDC.
The Fund will not generally be able to issue and sell its Common Shares at a price below NAV per share. The Fund may, however, sell Common Shares, or warrants, options or rights to acquire the Fund’s Common Shares, at a price below the then-current NAV per share of the Fund’s Common Shares if the Fund’s Board determines that such sale is in the Fund’s best interests, and if investors approve such sale. In any such case, the price at which the Fund’s securities are to be issued and sold may not be less than a price that, in the determination of the Adviser, closely approximates the market value of such securities (less any distributing commission or discount). If the Fund raises additional funds by issuing common shares or senior securities convertible into, or exchangeable for, its Common Shares, then the percentage ownership of investors at that time will decrease, and investors may experience dilution.
Investing a Sufficient Portion of Assets in Qualifying Assets.
The Fund may not acquire any assets other than “Qualifying Assets” unless, at the time of and after giving effect to such acquisition, at least 70% of the Fund’s total assets are Qualifying Assets.
The Fund believes that most of the investments that it may acquire in the future will constitute Qualifying Assets. However, the Fund may be precluded from investing in what it believes to be attractive investments if such investments are not Qualifying Assets for purposes of the 1940 Act. If the Fund does not invest a sufficient portion of its assets in Qualifying Assets, it could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent the Fund, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require the Fund to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If the Fund needs to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. The Fund may not be able to find a buyer for such investments and, even if a buyer is found, the Fund may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
If the Fund does not maintain its status as a BDC, it would be subject to regulation as a registered closed-end management investment company under the 1940 Act. As a registered closed-end management investment company, the Fund would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease its operating flexibility.
New or Modified Laws or Regulations Governing Our Operations.
The Fund’s portfolio companies and the Fund are subject to regulation by laws at the U.S. federal, state, and local levels. These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations, and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on the Fund’s business. The effects of such laws and regulations on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations.
Future legislative and regulatory proposals directed at the financial services industry that are proposed or pending in the U.S. Congress may negatively impact the operations, cash flows or financial condition of the Fund or its portfolio companies, impose additional costs on portfolio companies or the Fund intensify the regulatory supervision of the Fund or its portfolio companies or otherwise adversely affect the Fund’s business or the business of its portfolio companies. Laws that apply to the Fund, either now or in the future, are often highly complex and may include licensing requirements. The licensing process can be lengthy and can be expected to subject the Fund to increased regulatory oversight. Failure, even if unintentional, to comply fully with applicable laws may result in sanctions, fines, or limitations on the ability of the Fund or the Adviser to do business in the relevant jurisdiction or to procure required licenses in other jurisdictions, all of which could have a material adverse effect on the Fund. In addition, if the Fund does not comply with applicable laws and regulations, it could lose any licenses that it then holds for the conduct of its business and may be subject to civil fines and criminal penalties.

Additionally, changes to the laws and regulations governing Fund operations, including those associated with RICs, may cause the Fund to alter its investment strategy in order to avail itself of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to the Fund’s strategies and plans and may shift the Fund’s investment focus from the areas of expertise of the Adviser to other types of investments in which the Adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on the Fund’s results of operations and the value of an investor’s investment. If the Fund invests in commodity interests in the future, the Adviser may determine not to use investment strategies that trigger additional regulation by the CFTC or may determine to operate subject to CFTC regulation, if applicable. If the Adviser or the Fund were to operate subject to CFTC regulation, the Fund may incur additional expenses and would be subject to additional regulation.
In addition, certain regulations applicable to debt securitizations implementing credit risk retention requirements that have taken effect in both the U.S. and in Europe may adversely affect or prevent the Fund from entering into securitization transactions. These risk retention rules will increase the Fund’s cost of funds under, or may prevent the Fund from completing, future securitization transactions. In particular, the U.S. Risk Retention Rules require the sponsor (directly or through a majority-owned affiliate) of a debt securitization, such as CLOs, in the absence of an exemption, to retain an economic interest in the credit risk of the assets being securitized in the form of an eligible horizontal residual interest, an eligible vertical interest, or a combination thereof, in accordance with the requirements of the U.S. Risk Retention Rules. Given the more attractive financing costs associated with these types of debt securitizations as opposed to other types of financing available (such as traditional senior secured facilities), this increases our financing costs, which increases the financing costs ultimately borne by the Fund’s investors.
Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension by the U.S. government could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of the Fund or otherwise adversely affect the Fund’s business, financial condition and results of operations.
Licensing Requirements.
Certain banking and regulatory bodies or agencies in or outside the United States may require the Fund, its subsidiaries, the Adviser and/or certain employees of the Adviser to obtain licenses or authorizations to engage in many types of lending activities including the origination of loans. It may take a significant amount of time and expense to obtain such licenses or authorizations and the Fund may be required to bear the cost of obtaining such licenses and authorizations. There can be no assurance that any such licenses or authorizations would be granted or, if granted, whether any such licenses or authorizations would impose restrictions on the Fund. Such licenses or authorizations may require the disclosure of confidential information about the Fund, Fund investors or their respective affiliates, including the identity, financial information and/or information regarding the Fund investors and their officers and trustees. The Fund may not be willing or able to comply with these requirements. Alternatively, the Adviser may be compelled to structure certain potential investments in a manner that would not require such licenses and authorizations, although such transactions may be inefficient or otherwise disadvantageous for the Fund and/or any relevant portfolio company, including because of the risk that licensing authorities would not accept such structuring alternatives in lieu of obtaining a license or authorization. The inability of the Fund or the Adviser to obtain necessary licenses or authorizations, the structuring of an investment in an inefficient or otherwise disadvantageous manner, or changes in licensing regulations, could adversely affect the Fund’s ability to implement its investment program and achieve its intended results.
Dodd-Frank Act.
The enactment of the Dodd-Frank Act and other financial regulations curtailed certain investment activities of U.S. banks. As a result, alternative providers of capital (such as the Fund) were able to access certain investment opportunities on a larger scale. If the restrictions under the Dodd-Frank Act are curtailed or repealed, banks may be subject to fewer restrictions on their investment activities, thereby increasing competition with the Fund for potential investment opportunities. As a result, any changes to the Dodd-Frank Act may adversely impact the Fund.
The Fund is Subject to Risks Relating to Pay-to-Play Laws, Regulations and Policies.
Many states, their subdivisions and associated pension plans have adopted so-called “pay-to-play” laws, rules, regulations or policies which prohibit, restrict or require disclosure of payments to, and/or certain contacts with, certain politicians or officials associated with public entities by individuals and entities seeking to do business with related entities, including seeking investments by public retirement funds in collective investment funds such as the Fund. The SEC also has adopted rules that, among other things, prohibit an investment adviser from providing advisory services for compensation with respect to a government plan investor for two years after the adviser or certain of its executives or employees makes a contribution to certain elected officials or candidates for certain elected offices. If the Adviser or the Adviser’s respective employees or affiliates violate such pay-to-play laws, rules, regulations or policies, such non-compliance could have an adverse effect on the Fund by, for example, providing the basis for the ability of such government-affiliated pension plan investor to cease funding its obligations to the Fund or to withdraw from the Fund.
Government Policies, Changes in Laws, and International Trade.
Governmental regulatory activity, especially that of the Board of Governors of the U.S. Federal Reserve System, may have a significant effect on interest rates and on the economy generally, which in turn may affect the price of the securities in which the Fund plans to invest. High interest rates, the imposition of credit controls or other restraints on the financing of takeovers or other acquisitions could diminish the number of merger tender offers, exchange offers or other acquisitions, and as a consequence have a materially adverse effect on the activities of the Fund. Moreover, changes in U.S. federal, state, and local tax laws, U.S. federal or state securities and bankruptcy laws or in accounting standards may make corporate acquisitions or restructurings less desirable or make risk arbitrage less profitable. Amendments to the U.S. Bankruptcy Code or other relevant laws could also alter an expected outcome or introduce greater uncertainty regarding the likely outcome of an investment situation.
In addition, governmental policies could create uncertainty for the global financial system and such uncertainty may increase the risks inherent to the Fund and its activities. For example, in March 2018, the United States imposed an additional 25% tariff under Section 232 of the Trade Expansion Act of 1962, as amended, on steel products imported into the United States. Furthermore, in May 2019, the United States imposed a 25% tariff on certain imports from China, and China reacted with tariffs on certain imports from the United States. These tariffs and restrictions, as well as other changes in U.S. trade policy, have resulted in, and may continue to trigger, retaliatory actions by affected countries, including imposing trade sanctions on certain U.S. products. A “trade war” of this nature has the potential to increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of companies whose businesses rely on imports and exports. Prospective Fund investors should realize that any significant changes in governmental policies (including tariffs and other policies involving international trade) could have a material adverse impact on the Fund and its investments.
European Union General Data Protection Regulation.
In Europe, the General Data Protection Regulation (“GDPR”) was made effective on May 25, 2018, introducing substantial changes to current European privacy laws. It has superseded the existing Data Protection Directive, which is the key European legislation governing the use of personal data relating to living individuals. The GDPR provides enhanced rights to individuals with respect to the privacy of their personal data and applies not only to organizations with a presence in the European Union (the “EU”) which use or hold data relating to living individuals, but also to those organizations that offer services to individual EU investors. In addition, although regulatory behavior and penalties under the GDPR remain an area of considerable scrutiny, it does increase the sanctions for serious breaches to the greater of €20,000,000 or 4% of worldwide revenue, the impact of which could be significant. Compliance with the GDPR may require additional measures, including updating policies and procedures and reviewing relevant IT systems, which may create additional costs and expenses for the Fund and therefore the Fund investors. The Fund may have indemnification obligations in respect of, or be required to pay the expenses relating to, any litigation or action as a result of any purported breach of the GDPR. Fund investors other than individuals in the EU may not be afforded the protections of the GDPR.
Potential Controlled Group Liability.
Under certain circumstances it would be possible for the Fund, along with its affiliates, to obtain a controlling interest (
i.e.
, 80% or more) in certain portfolio companies. This could occur, for example, in connection with a work out of the portfolio company’s debt obligations or a restructuring of the portfolio company’s capital structure. Thus, there is a risk that the Fund could be treated as a single employer with one or more of its portfolio companies for purposes of ERISA’s controlled group rules under ERISA. In such an event, the Fund could be jointly and severally liable for a portfolio company’s liabilities with respect to the underfunding of any pension plans which such portfolio company sponsors or to which it contributes. If the portfolio company were not able to satisfy those liabilities, they could become the responsibility of the Fund, causing it to incur potentially significant, unexpected liabilities for which reserves were not established.
Being an “Emerging Growth Company”.
We are and will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the first sale of our common equity securities in a public offering under the Securities Act, (ii) in which we have total annual gross revenue of at least $1,235,000,000, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our shares that is held by non-affiliates exceeds $700,000,000 as of the date of our most recently completed second fiscal quarter, and (b) the date on which we have issued more than $1,000,000,000 in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404. We cannot predict if investors will find our shares less attractive because we will rely on some or all of these exemptions. If some investors find our shares less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.
In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the 1933 Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.
Compliance with the SEC’s Regulation Best Interest.
Broker-dealers must comply with Rule 151-1 under the Exchange Act (“Regulation Best Interest”), which, among other requirements, enhances the existing standard of conduct for broker-dealers and natural persons who are associated persons of a broker-dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonably available alternatives in the best interests of their clients. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have a lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our Common Shares, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. The impact of Regulation Best Interest on broker-dealers participating in our Offering cannot be determined at this time, but it may negatively impact whether broker-dealers and their associated persons recommend our Offering to retail customers. Under Regulation Best Interest, high cost, high risk and complex products may be subject to greater scrutiny by broker-dealers and their salespersons. If Regulation Best Interest reduces our ability to raise capital in our Offering, it would harm our ability to create a diversified portfolio of investments and achieve our investment objective and would result in our fixed operating costs representing a larger percentage of our gross income.
Federal Income Tax Risks
RIC Qualification Risks.
To elect and maintain RIC tax treatment under Subchapter M of the Code, we must, among other things, meet annual distribution, income source and asset diversification requirements. If we do not qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
Paying Required Distributions.
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to accrete market discount and include such amounts in our taxable income in the current year, instead of upon disposition.
Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus may become subject to corporate-level income tax. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
Corporate-Level Income Tax
. The Fund expects to make certain investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. The Fund may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).
Special Tax Issues.
The Fund may invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues. U.S. federal income tax rules are not entirely clear about certain issues related to such investments such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us, to the extent necessary, to distribute sufficient income to preserve our tax status as a RIC and minimize the extent to which we are subject to U.S. federal income or excise tax.
“Publicly Offered Regulated Investment Company” Tax Issue.
A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any taxable year, a non-corporate shareholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. The ability of non-corporate taxpayers to deduct such expenses, referred to as miscellaneous itemized deductions, will be subject to significant limitations. In particular, for taxable years beginning before January 1, 2026, non-corporate shareholders, including individuals, trusts, and estates generally will not be entitled to a deduction for such expenses, and for taxable years beginning after December 31, 2025, these expenses will be deductible to non-corporate taxpayers only to the extent they exceed 2% of such a shareholder’s adjusted gross income for U.S. federal income tax purposes and not deductible for purposes of the alternative minimum tax. There is no assurance that the Fund will be treated as a “publicly offered regulated investment company” with respect to any calendar year.
Legislative or Regulatory Tax Changes.
At any time, the U.S. federal income tax laws or regulations governing RICs or the investors or the administrative interpretations of those laws or regulations may be amended. Any new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.
The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Each prospective Fund investor should read this entire prospectus, the Declaration of Trust of the Fund and consult with its advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different risk factors.

USE OF PROCEEDS
We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) pay our operating expenses, (3) fund repurchases under our share repurchase program, and (4) for general corporate purposes. Generally, our policy will be to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering.
We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 90 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet our investment objective, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to syndicated loans or other liquid investments than we otherwise would or we may make investments in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments).
We estimate that we will incur approximately $9 million of organizational and offering expenses (excluding the shareholder servicing and/or distribution fee) in connection with this offering, or approximately 0.23% of the gross proceeds, assuming maximum gross proceeds of $4,000,000,000. Pursuant to the Expense Limitation Agreement, the Adviser is obligated to pay on a monthly basis Other Operating Expenses to the effect that such expenses do not exceed 0.70% (on an annualized basis) of the Fund’s average net assets. See “Advisory Agreement and Administration Agreement—Expenses—Expense Limitation Agreement.” Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.
The following tables set forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum offering amount of $4,000,000,000. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our shares and the actual number of shares we sell in this offering. The tables below assume that shares are sold at an offering price as of February 28, 2025 of $25.74 per share. Such amount is subject to increase or decrease based upon our NAV per share.
The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the maximum offering amount of $4,0000,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S shares, 1/3 of our gross offering proceeds are from the sale of Class D shares and 1/3 of our gross offering proceeds are from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.

The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

	Maximum Offering of $1,333,333,333 in Class S Shares
Gross Proceeds (1)	$1,333,333,333	100%
Upfront Sales Load (2)	$—	—%
Organization and Offering Expenses (3)	$3,028,131	0.23%
Net Proceeds Available for Investment	$1,330,305,202	99.77%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares.

	Maximum Offering of $1,333,333,333 in Class D Shares
Gross Proceeds (1)	$1,333,333,333	100%
Upfront Sales Load (2)	$—	—%
Organization and Offering Expenses (3)	$3,028,131	0.23%
Net Proceeds Available for Investment	$1,330,305,202	99.77%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares.

	Maximum Offering of $1,333,333,334 in Class I Shares
Gross Proceeds (1)	$1,333,333,334	100%
Upfront Sales Load (2)	$—	—%
Organization and Offering Expenses (3)	$3,028,131	0.23%
Net Proceeds Available for Investment	$1,330,305,203	99.77%

(1)
We have registered $4,000,000,000 in Common Shares. It is our intent, however, to conduct a continuous offering for an extended period or time by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.

(2)
Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S shares, Class D shares, or Class I shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, such intermediaries may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that such intermediaries limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. We will also pay the following shareholder servicing and/or distribution fees to the Managing Dealer and/or a participating broker, subject to FINRA limitations on underwriting compensation: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares, and (b) for Class D shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly. No shareholder servicing or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments, and is not expected to be paid from sources other than cash flow from operating activities. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief for which we have applied to allow us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution.”

(3)
The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “
Risk Factors
” and “
Cautionary Note Regarding Forward-Looking Statements
” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.
Overview
We are an externally managed, non-diversified closed-end management investment company formed as a Delaware statutory trust on March 23, 2022 that elected to be treated as a BDC under the 1940 Act. We are externally managed by the Adviser, which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, determining the value of Fund investments, structuring investments and monitoring our portfolio on an ongoing basis. Our Adviser is registered as an investment adviser with the SEC. We elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
An externally-managed BDC generally does not have any employees, and its investment and management functions are provided by an outside investment adviser and administrator under an advisory agreement and administration agreement. Instead of directly compensating employees, we pay FDS for investment and management services pursuant to the terms of the Advisory Agreement and the Administration Agreement. We operate as a non-exchange traded, perpetual-life BDC, which is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration, whose shares of common stock are intended to be sold by the Fund on a continuous basis at a price generally equal to the Fund’s NAV per share.
Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Fund will achieve these objectives primarily through directly originated loans to private companies but also liquid credit investments, like broadly syndicated loans, and other select Private Credit investments. Under normal circumstances, the Fund will invest at least 80% of its total assets in Private Credit investments. If the Fund changes its 80% test, the Fund will provide shareholders with at least 60 days’ prior notice of such change. The Adviser may also invest to a lesser degree in equity linked instruments (which may include debt with warrants, preferred equity investments, or equity co-investments). Most of our investments will be in private U.S. operating companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in private U.S. companies) we may also invest to a lesser degree in non-U.S. companies. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other affiliated funds. From time to time, we may co-invest with other affiliated funds.
Key Components of Our Results of Operations
Investments
We focus primarily on directly originated loans to private companies but will also invest in liquid credit investments, such as broadly syndicated loans. Our level of investment activity (both the number of investments and the size of each investment) can and will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to private companies, the level of merger and acquisition activity for such companies, the general economic environment, trading prices of loans and other securities and the competitive environment for the types of investments we make.

Revenues
We generate revenue in the form of interest and fee income on debt investments, capital gains, and dividend income from our equity investments in our portfolio companies. Our senior and subordinated debt investments bear interest predominantly at a floating rate. Interest on debt securities is generally payable monthly, quarterly or semiannually. In some cases, our investments may provide for deferred interest payments or payment-in-kind (“PIK”) interest. The principal amount of the debt securities and any accrued but unpaid PIK interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts (“OIDs”) and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.
Expenses
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. The Administrator or its affiliates will bear all fees, costs, and expenses incurred that are not specifically assumed by the Fund under the Administration Agreement.
From time to time, FDS (in its capacity as the Adviser and Administrator) or its affiliates may pay third-party providers of goods or services. We will reimburse FDS (in its capacity as the Adviser or Administrator) or such affiliates thereof for any such amounts paid on our behalf. From time to time, FDS (in its capacity as the Adviser and Administrator) may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders, subject to the cap on Other Operating Expenses described below.
Expense Support and Conditional Reimbursement Agreement
The Fund entered into an Expense Support Agreement with the Adviser. Pursuant to the Expense Support Agreement, for the twelve month period commencing the date of the Expense Support Agreement, September 23, 2022, and unless terminated, for each successive one year period, the Adviser is obligated to advance all of our Other Operating Expenses (including organizational and offering expenses) to the effect that such expenses do not exceed 0.70% (on an annualized basis) of the Fund’s NAV. We will be obligated to reimburse the Adviser for such advanced expenses only if certain conditions are met. Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.
As of March 13, 2023 (commencement of operations), FDS voluntarily agreed to waive its right to receive any Reimbursement Payment for any Excess Operating Funds incurred in any month prior to a revocation. Any such amounts shall not be considered unreimbursed Expense Payments reimbursable in future months pursuant to the terms of the Expense Support Agreement. This voluntary arrangement can be terminated at any time, upon thirty days’ prior written notice to the Fund. For additional information, see “
Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 3. Related Party Agreements and Transactions.
”

Portfolio and Investment Activity
Our investment activity is presented below (information presented herein is at amortized cost unless otherwise indicated):

	Year Ended December 31,
	2024	2023
Investments:
Total investments, beginning of period	$524,521,191	$—
New investments purchased	1,123,658,381	519,402,734
Net purchases (sales) of short-term securities	(5,302,393)	15,328,417
Net accretion of discount on investments	4,901,911	1,114,033
Net realized gain (loss) on investments	22,135	—
Investments sold or repaid	(284,595,179)	(11,323,993)

Total Investments, End of Period	$1,363,206,046	$524,521,191

Number of portfolio companies	105	51
Weighted average yield on debt, at amortized cost (1)	9.93%	11.52%
Weighted average yield on debt, at fair value (2)	9.94%	11.55%
Percentage of debt investments bearing a floating rate, at fair value	100%	100%
Percentage of debt investments bearing a fixed rate, at fair value	0%	0%

(1)
Computed as the sum of, (a) the weighted average amortized cost multiplied by (b) the annual interest rate, for each investment, excluding unfunded commitments. The weighted average amortized cost of an investment is computed by dividing the amortized cost by the sum of total amortized cost of debt investments, excluding unfunded commitments.

(2)
Computed as the sum of, (a) the weighted average fair value multiplied by (b) the annual interest rate, for each investment, excluding unfunded commitments. The weighted average fair value of an investment is computed by dividing the fair value by the sum of total fair value of debt investments, excluding unfunded commitments.

Our investments consisted of the following:

	December 31, 2024			December 31, 2023
	Amortized Cost	Fair Value	% of Total Investments at Fair Value	Amortized Cost	Fair Value	% of Total Investments at Fair Value
First Lien Debt	$1,282,630,555	$1,288,880,288	94.1%	$482,753,585	$489,101,899	92.0%
Second Lien Debt	15,456,471	13,299,257	1.0%	—	—	0.0%
Equity	7,765,014	9,064,990	0.7%	2,002,315	2,240,826	0.4%
Money Market Mutual Funds	10,026,024	10,026,024	0.7%	15,328,417	15,328,417	2.9%
Fixed Income Mutual Funds	47,327,982	47,969,881	3.5%	24,436,874	24,795,483	4.7%

Total	$1,363,206,046	$1,369,240,440	100.0%	$524,521,191	$531,466,625	100.0%

As of December 31, 2024 and 2023, there were no investments on non-accrual status.

The industry composition of investments at fair value was as follows:

	December 31, 2024	December 31, 2023
Health Care Services	14.5%	6.4%
Application Software	11.3%	19.4%
Specialized Consumer Services	9.5%	13.2%
Industrial Machinery & Supplies & Components	8.0%	1.8%
Health Care Technology	7.4%	0.0%
Diversified Support Services	6.6%	8.0%
Mutual Funds	4.2%	7.6%
Packaged Foods & Meats	4.1%	3.7%
Environmental & Facilities Services	3.0%	3.7%
Health Care Facilities	2.5%	2.4%
Research & Consulting Services	2.4%	0.0%
Paper & Plastic Packaging Products & Materials	2.1%	0.0%
Life Sciences Tools & Services	2.0%	5.2%
Diversified Financial Services	2.0%	0.9%
Electronic Manufacturing Services	1.8%	0.0%
Aerospace & Defense	1.8%	1.7%
Data Processing & Outsourced Services	1.4%	0.0%
Specialized Finance	1.3%	1.9%
Trading Companies & Distributors	1.1%	1.2%
Air Freight & Logistics	1.1%	2.8%
Soft Drinks & Non-Alcoholic Beverages	1.0%	2.1%
Property & Casualty Insurance	0.9%	0.0%
Transaction & Payment Processing Services	0.7%	0.0%
Specialty Chemicals	0.7%	0.0%
Pharmaceuticals	0.7%	1.9%
Building Products	0.7%	1.2%
Advertising	0.7%	1.6%
Health Care Supplies	0.6%	0.0%
Electronic Components	0.6%	0.0%
Commodity Chemicals	0.6%	1.6%
Oil & Gas Refining & Marketing	0.5%	1.4%
Office Services & Supplies	0.5%	0.0%
Security & Alarm Services	0.4%	0.0%
Internet Services & Infrastructure	0.4%	0.0%
Home Improvement Retail	0.4%	0.0%
Fertilizers & Agricultural Chemicals	0.4%	0.0%
Diversified Chemicals	0.4%	0.0%
Copper	0.4%	0.0%
Hotels, Resorts & Cruise Lines	0.3%	0.0%
Health Care Distributors	0.3%	0.0%
Food Retail	0.3%	1.4%
Leisure Facilities	0.2%	0.0%
Insurance Brokers	0.2%	3.8%
Human Resource & Employment Services	0.0%	0.0%
Automotive Parts & Equipment	0.0%	3.7%
Education Services	0.0%	1.4%

Total	100.0%	100.0%

Amounts shown as 0.0% in the above table may represent values of less than 0.05%.

The geographic composition of investments at fair value was as follows:

	December 31, 2024			December 31, 2023
	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$1,325,749,895	96.8%	171.1%	$489,333,017	92.1%	120.6%
Australia	32,260,769	2.4%	4.2%	31,851,963	6.0%	7.8%
Canada	10,267,051	0.7%	1.3%	10,281,645	1.9%	2.5%
Luxembourg	962,725	0.1%	0.1%	—	0.0%	0.0%

Total	$1,369,240,440	100.0%	176.7%	$531,466,625	100.0%	130.9%

The Adviser monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action with respect to each portfolio company. Our Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the portfolio company’s industry; and

•	review of monthly or quarterly financial statements and financial projections for portfolio companies.
As part of the monitoring process, our Adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our Adviser rates the credit risk of all debt investments on a scale of 1 to 5. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (
i.e.
, at the time of origination or acquisition), although it may also take into account the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. The rating system is as follows:
1—The portfolio investment is performing above our underwriting expectations.
2—The portfolio investment is performing as expected at the time of underwriting. As a general rule, new investments are initially rated a 2.
3—The portfolio investment is operating below our underwriting expectations and requires closer monitoring. The company may be out of compliance with financial covenants, however, principal or interest payments are generally not past due.
4—The portfolio investment is performing materially below our underwriting expectations and returns on our investment are likely to be impaired. Principal or interest payments may be past due, however, full recovery of principal and interest payments are expected.
5—The portfolio investment is performing significantly below expectations and the risk of the investment has increased substantially. The company is in payment default and the principal and interest payments are not expected to be repaid in full.

The following table shows the composition of our debt portfolio on the 1 to 5 rating scale as of December 31, 2024 and 2023:

	December 31, 2024	December 31, 2023
Rating	Fair Value	Fair Value
1	—	—
2	$1,273,075,748	$489,101,899
3	29,103,797	—
4	—	—
5	—	—

Total	$1,302,179,545	$489,101,899

Results of Operations
The following table represents the Fund’s operating results:

	Year Ended December 31,		For the period March 23, 2022 (inception) through December 31,
	2024	2023	2022
Total investment income	$113,267,154	$26,391,281	$—
Net expenses	49,126,061	5,820,071	—

Net investment income (loss) before taxes	64,141,093	20,571,210	—
Provision for income and excise taxes	163,507	66,312	—

Net investment income (loss) after taxes	63,977,586	20,504,898	—
Net realized gain (loss)	522,949	—	—
Net change in unrealized appreciation (depreciation)	(889,419)	6,944,914	—

Net increase (decrease) in net assets resulting from operations	$63,611,116	$27,449,812	$—

Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. As a result, comparisons may not be meaningful.
Investment Income
Investment income was as follows:

	Year Ended December 31,		For the period March 23, 2022 (inception) through December 31,
	2024	2023	2022
Interest income	$107,506,616	$25,116,260	$—
Dividend income	4,357,278	1,275,021	—
Other income	1,403,260	—	—

Total Investment Income	$113,267,154	$26,391,281	$—

For the year ended December 31, 2024, total investment income was $113.3 million, driven by the combination of continued capital deployment and the performance of our investment portfolio. The size of our investment portfolio at fair value was $1.4 billion at December 31, 2024 and our weighted average yield on debt, at fair value, was 9.94%. For the year ended December 31, 2023, total investment income was $26.4 million, driven by our deployment of capital during the year. The size of our investment portfolio at fair value was $531.5 million at December 31, 2023 and our weighted average yield on debt, at fair value, was 11.55%. For the period March 23, 2022 (inception) through December 31, 2022, there was no net investment income recorded as the Fund had not yet broken escrow and settled purchase of any investments.
The elevated interest rate environment of 2023 remained for most of 2024 with the Secured Overnight Financing Rate (“SOFR”) remaining in a tight range around 5.30% through late in the third quarter, before declining to around 4.30% by the end of the fourth quarter. Initially, during 2024, spreads in the lower and core middle market, our primary area of focus, modestly compressed but then largely stabilized by the end of the year. While interest rates are considered when determining appropriate capital structures of our borrowers, additional interest rate increases and the resulting higher cost of capital have the potential to negatively impact the free cash flow of certain borrowers which could impact their ability to service their debt. Additionally, if higher interest rates persist during a slowdown in growth or period of economic weakness, our borrowers’ and potentially our portfolio performance may be negatively impacted. Alternatively, if interest rates decline, our investment income on the existing investment portfolio could be negatively impacted.
Expenses
Expenses were as follows:

	Year Ended December 31,		For the period March 23, 2022 (inception) through December 31,
	2024	2023	2022
Interest expense	$28,173,616	$3,604,369	$—
Management fees	7,553,534	2,497,365	—
Income based incentive fees	9,127,708	2,683,195	—
Capital gains incentive fees	(45,761)	868,178	—
Distribution and shareholder servicing fees
Class S	2,459	14	—
Class D	27	4	—
Administration fees	1,957,939	646,398	—
Custodian fees	5	—	—
Organization expenses	—	3,669	277,851
Amortization of deferred offering costs	291,680	1,299,850	—
Board of Trustees’ fees	227,597	213,268	125,750
Professional fees	1,631,473	912,873	418,463
Other general and administrative expenses	1,302,089	823,770	25,868

Total Expenses Before Reductions	50,222,366	13,552,953	847,932
Expense support	(1,096,305)	(2,544,412)	(847,932)
Management fees waived	—	(2,505,275)	—
Income based incentive fees waived	—	(2,683,195)	—

Net Expenses	49,126,061	5,820,071	—
Provision for income and excise taxes	163,507	66,312	—

Net Expenses Including Taxes	$49,289,568	$5,886,383	$—

Interest Expense
Total interest expense (including unused fees and amortization of deferred financing costs) for the years ended December 31, 2024 and 2023, was $28.2 million and $3.6 million, respectively. The increase in interest expense was primarily driven by greater borrowings under our credit facilities as we continue to grow the portfolio. The average principal balance outstanding increased from $33.6 million for the year ended December 31, 2023 to $361.5 million for the year ended December 31, 2024. For the period March 23, 2022 (inception) through December 31, 2022, no amount of interest expense was incurred as the Fund had no outstanding borrowings during the period.
Management Fees
For the years ended December 31, 2024 and 2023 and for the period March 23, 2022 (inception) through December 31, 2022, management fees were $7.6 million, $2.5 million and $0, respectively. Management fees were pro-rated for the period March 13, 2023 (commencement of operations) through December 31, 2023, and all management fees incurred in such period were voluntarily waived by the Adviser. Management fees are payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first business day of the applicable month.
Income Based Incentive Fees
For the years ended December 31, 2024 and 2023 and for the period March 23, 2022 (inception) through December 31, 2022, income based incentive fees were $9.1 million, $2.7 million and $0, respectively. Income based incentive fees were pro-rated for the period March 13, 2023 (commencement of operations) through December 31, 2023, and all income based incentive fees incurred for such period were voluntarily waived by the Adviser.
Capital Gains Incentive Fees
For the year ended December 31, 2024, we recognized reductions in accrued capital gains incentive fees of $45.8 thousand, attributable to net realized and change in unrealized losses of $0.4 million, none of which is payable under the Advisory Agreement. For the year ended December 31, 2023, the Fund accrued capital gains incentive fees of $0.9 million, attributable to net realized and change in unrealized gains of $6.9 million, none of which was payable under the Advisory Agreement. There were no capital gain incentive fees accrued for the period March 23, 2022 (inception) through December 31, 2022. The accrual for any capital gains incentive fee under U.S. GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less in the prior period. If such cumulative amount is negative, then there is no accrual.
Other Expenses
Professional fees include legal, audit, tax, valuation, technology and other professional fees incurred related to the management of the Fund. Administration fees represent expenses incurred for services provided by FDS in its capacity as Administrator in accordance with the terms of the Administration Agreement. Other general and administrative expenses include insurance, filing, subscriptions and other costs.
Total other expenses were $5.4 million, $3.9 million and $0.8 million for the years ended December 31, 2024 and 2023, and for the period March 23, 2022 (inception) through December 31, 2022, respectively. Total other expenses were primarily composed of professional fees, the amortization of our offering costs, administration fees, other general and administrative expenses and Board of Trustees’ fees. Increases in expenses were primarily driven by the larger portfolio and associated costs with managing the Fund.

We entered into an Expense Support and Conditional Reimbursement Agreement with the Adviser. For additional information see
“Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 3. Related Party Agreements and Transactions.”
Income Taxes, Including Excise Taxes
We elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify annually for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least 90% of the sum of our investment company taxable income, as defined by the Code (without regard to the deduction for dividends paid), and net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, which generally relieve us from corporate-level U.S. federal income taxes.
Depending on the level of taxable income earned in a tax year, we may carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual required distributable amount of income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income.
The Fund holds certain portfolio investments through wholly-owned subsidiaries taxed as corporations which may be subject to federal and state taxes. The wholly-owned subsidiaries are not consolidated with the Fund for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities as a result of its ownership of certain portfolio investments. Tax liabilities are estimated and may differ materially depending on conditions when these investments earn income or are disposed. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in the Fund’s consolidated financial statements.
As of December 31, 2024 and 2023, respectively, the Fund, through wholly-owned subsidiaries, recorded tax liabilities of $0.4 million and $0 which are included in other accounts payable and accrued liabilities in the consolidated statements of assets and liabilities.
For the year ended December 31, 2024, the Fund, through wholly-owned subsidiaries, recognized a total provision for taxes of $0.4 million, which was comprised of provision for taxes related to income of $0.2 million, provision for taxes related to realized gain on investments of $0.1 million, and provision for deferred tax expense related to unrealized gains on investments of $0.1 million. For the year ended December 31, 2023, the Fund did not recognize any provisions for taxes. The Fund did not incur any U.S. federal income taxes for the period ended December 31, 2022.
As of December 31, 2024 and 2023, $0 and $0.1 million, respectively, was recorded in excise tax payable on the consolidated statements of assets and liabilities.
For the years ended December 31, 2024 and 2023, the Fund incurred excise taxes of $0 and $0.1 million, respectively. Excise taxes, if any, are recorded in the provision for income and excise taxes on the consolidated statements of operations. The Fund did not incur any excise taxes for the period ended December 31, 2022.

Net Realized Gain (Loss)
Net realized gain (loss) was comprised of the following:

	Year Ended December 31,		For the period March 23, 2022 (inception) through December 31,
	2024	2023	2022
Net realized gain (loss) on investments	$22,135	$—	$—
Net realized gain (loss) on foreign currency transactions	558,717	—	—
Benefit (provision) for taxes on realized gain on investments	(57,903)	—	—

Net Realized Gain (Loss)	$522,949	$—	$—

For the year ended December 31, 2024, the Fund generated net realized gain of $0.02 million from the sale of investments and a net realized gain on foreign currency transactions of $0.6 million primarily due to the repayment of borrowings denominated in foreign currencies during the second fiscal quarter. The Fund’s realized gains were partially offset by a tax on capital gains, incurred due to the realization of certain investments that were held in a wholly-owned subsidiary that is treated as a corporation for tax purposes. For the year ended December 31, 2023 and the period March 23, 2022 (inception) through December 31, 2022, the Fund did not generate any realized gain (loss).
Net Change in Unrealized Appreciation (Depreciation)
Net change in unrealized appreciation (depreciation) was comprised of the following:

	Year Ended December 31,		For the period March 23, 2022 (inception) through December 31,
	2024	2023	2022
Net change in unrealized appreciation (depreciation) on non-controlled / non-affiliate investments	$(1,194,330)	$6,560,468	$—
Net change in unrealized appreciation (depreciation) on non-controlled / affiliate investments	283,290	358,609	—
Net change in unrealized appreciation (depreciation) on foreign currency translation	171,343	25,837	—
Benefit (provision) for deferred taxes on unrealized appreciation (depreciation) on investments	(149,722)	—	—

Net change in unrealized appreciation (depreciation)	$(889,419)	$6,944,914	$—

For the year ended December 31, 2024, the Fund incurred a net change in unrealized depreciation driven by the financial performance of several portfolio companies, offset slightly by spread tightening in the credit markets and financial performance of the balance of the portfolio. The Fund also recorded a tax accrual for certain appreciated investments held in a subsidiary that is treated as a corporation for tax purposes, which further increased the net change in unrealized depreciation for the year. For the year ended December 31, 2023, the Fund incurred a net change in unrealized appreciation primarily due to the spread tightening in the credit markets and positive portfolio company performance. For the period March 23, 2022 (inception) through

December 31, 2022, there was no net change in unrealized appreciation as the Fund had not yet broken escrow and settled purchase of any investments.
Financial Condition, Liquidity and Capital Resources
We generate cash primarily from the net proceeds of our continuous offering of Common Shares, proceeds from net borrowings on our credit facilities, income earned and repayments on principal on our debt investments. The primary uses of our cash are for (i) originating and purchasing debt and other investments, (ii) funding the costs of its operations (including fees paid to our Adviser and expense reimbursements paid to our Administrator), (iii) debt service, repayment and other financing costs, (iv) funding repurchases under our share repurchase program and (v) cash distributions to the holders of our shares.
As of December 31, 2024, we had three revolving credit facilities outstanding and as of December 31, 2023, we had one revolving credit facility outstanding. The Fund may, from time to time, enter into additional credit facilities, increase the size of our existing credit facilities or issue additional debt securities, including debt securitizations, unsecured debt or other forms of debt. Any such incurrence or issuance may be from sources within the U.S. or from various foreign geographies or jurisdictions and may be denominated in currencies other than the U.S. dollar. Additionally, any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred stock, if immediately after the borrowing or issuance, the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 150%. As of December 31, 2024 and 2023, the Fund had $611.1 million and $105.8 million of debt outstanding under our revolving credit facilities, respectively. As of December 31, 2024 and 2023 and our asset coverage ratio was 227% and 483%, respectively.
Cash as of December 31, 2024, taken together with our $388.9 million of available capacity under our credit facilities (subject to borrowing base availability), proceeds from new or amended financing arrangements and the continuous offering of our Common Shares is expected to be sufficient for our investing activities and to conduct our operations in the near term. This determination is based in part on our expectations for the timing of funding investment purchases and the timing and amount of future proceeds from sales of our Common Shares and the use of existing and future financing arrangements. We plan to fund using proceeds from offering our Common Shares and available borrowing capacity under our credit facilities for new investments.
Although we have attractive financing arrangements, any disruption in the financial markets or any other negative economic development could restrict our access to incremental financing in the future. We may not be able to find new financing for future investments or liquidity needs and, even if we are able to obtain such financing, such financing may not be on as favorable terms as we could have obtained previously. These factors may limit our ability to make new investments and adversely impact our results of operations.
As of December 31, 2024, we had $18.3 million in cash, including foreign cash. During the year ended December 31, 2024, cash used in operating activities was $803.6 million primarily as a result of funding new investments modestly offset by sales of investments and principal repayments. Cash provided by financing activities was $820.3 million during the period primarily as a result of new share issuances and net borrowings, partially offset by share repurchases and distributions to shareholders.
As of December 31, 2023 the Fund had $1.1 million in cash and $0.3 million in foreign cash. During the year ended December 31, 2023, cash used in operating activities was $481.5 million, primarily as a result of funding portfolio investments. Cash provided by financing activities was $483.0 million during the period, primarily as a result of new share issuances and net borrowings under the Fund’s credit facility.
During the period March 23, 2022 (inception) through December 31, 2022, the Fund had not yet commenced operations and cash flows consisted of the seed capital.

Equity
The following table summarizes transactions in Common Shares during the year ended December 31, 2024:

	Year Ended December 31, 2024
	Shares	Amount
CLASS I
Subscriptions	13,643,023	$352,463,949
Share transfers between classes	—	—
Distributions reinvested	1,265,054	32,675,897
Share repurchases	(581,036)	(14,990,368)
Early repurchase deduction	—	20,901

Net increase (decrease)	14,327,041	$370,170,379

CLASS S
Subscriptions	45,598	1,178,102
Share transfers between classes	—	—
Distributions reinvested	475	12,280
Share repurchases	—	—
Early repurchase deduction	—	—

Net increase (decrease)	46,073	$1,190,382

CLASS D
Subscriptions	—	—
Share transfers between classes	—	—
Distributions reinvested	40	1,051
Share repurchases	—	—
Early repurchase deduction	—	—

Net increase (decrease)	40	$1,051

Total net increase (decrease)	14,373,154	$371,361,812

The following table summarizes transactions in Common Shares during the year ended December 31, 2023:

	Year Ended December 31, 2023
	Shares	Amount
CLASS I
Subscriptions	15,375,004	$388,786,937
Share transfers between classes	—	—
Distributions reinvested	363,349	9,243,679
Share repurchases	(14,828)	(377,464)
Early repurchase deduction	—	7,367

Net increase (decrease)	15,723,525	$397,660,519

CLASS S
Subscriptions	391	10,000
Share transfers between classes	—	—
Distributions reinvested	4	77
Share repurchases	—	—
Early repurchase deduction	—	—

Net increase (decrease)	395	$10,077

CLASS D
Subscriptions	391	10,000
Share transfers between classes	—	—
Distributions reinvested	4	82
Share repurchases	—	—
Early repurchase deduction	—	—

Net increase (decrease)	395	$10,082

Total net increase (decrease)	15,724,315	$397,680,678

The following table summarizes transactions in Common Shares during the period March 23, 2022 (inception) through December 31, 2022:

For the period March 23, 2022 (inception) through December 31, 2022
	Shares	Amount
CLASS I
Subscriptions	80	$2,000
Share transfers between classes	—	—
Distributions reinvested	—	—
Share repurchases	—	—
Early repurchase deduction	—	—

Net increase (decrease)	80	$2,000

CLASS S	—	—
Subscriptions	—	—
Share transfers between classes	—	—
Distributions reinvested	—	—
Share repurchases	—	—
Early repurchase deduction	—	—

Net increase (decrease)	—	$—

CLASS D	—	—
Subscriptions	—	—
Share transfers between classes	—	—
Distributions reinvested	—	—
Share repurchases	—	—
Early repurchase deduction	—	—

Net increase (decrease)	—	$—

Total net increase (decrease)	80	$2,000

Distributions and Distribution Reinvestment
The following table summarizes our distributions declared and payable for the year ended December 31, 2024:

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 29, 2024	January 31, 2024	February 23, 2024	$0.2175	$3,699,830
February 29, 2024	February 29, 2024	March 22, 2024	0.2175	3,913,427
March 29, 2024	March 31, 2024	April 22, 2024	0.2175	4,186,257
April 26, 2024	April 30, 2024	May 22, 2024	0.2175	4,465,411
May 29, 2024	May 31, 2024	June 25, 2024	0.2175	4,678,992
June 28, 2024	June 28, 2024	July 23, 2024	0.2175	4,992,714
July 29, 2024	July 31, 2024	August 23, 2024	0.2175	5,163,485
August 28, 2024	August 30, 2024	September 24, 2024	0.2175	5,410,773
September 30, 2024	September 30, 2024	October 22, 2024	0.2175	5,717,217
October 28, 2024	October 31, 2024	November 22, 2024	0.2175	5,954,447
November 27, 2024	November 29, 2024	December 23, 2024	0.2175	6,264,179
December 27, 2024	December 31, 2024	January 24, 2025	0.3695	11,183,941

			$2.7620	$65,630,673

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 29, 2024	January 31, 2024	February 23, 2024	$0.1992	$80
February 29, 2024	February 29, 2024	March 22, 2024	0.1992	80
March 29, 2024	March 31, 2024	April 22, 2024	0.1991	80
April 26, 2024	April 30, 2024	May 22, 2024	0.1995	81
May 29, 2024	May 31, 2024	June 25, 2024	0.1989	82
June 28, 2024	June 28, 2024	July 23, 2024	0.1995	454
July 29, 2024	July 31, 2024	August 23, 2024	0.1989	1,199
August 28, 2024	August 30, 2024	September 24, 2024	0.1989	1,952
September 30, 2024	September 30, 2024	October 22, 2024	0.1996	1,967
October 28, 2024	October 31, 2024	November 22, 2024	0.1993	4,520
November 27, 2024	November 29, 2024	December 23, 2024	0.1992	6,965
December 27, 2024	December 31, 2024	January 24, 2025	0.3511	16,316

			$2.5424	$33,776

			Class D
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 29, 2024	January 31, 2024	February 23, 2024	$0.2121	$84
February 29, 2024	February 29, 2024	March 22, 2024	0.2121	85
March 29, 2024	March 31, 2024	April 22, 2024	0.2121	86
April 26, 2024	April 30, 2024	May 22, 2024	0.2122	87
May 29, 2024	May 31, 2024	June 25, 2024	0.2120	87
June 28, 2024	June 28, 2024	July 23, 2024	0.2122	88
July 29, 2024	July 31, 2024	August 23, 2024	0.2120	89
August 28, 2024	August 30, 2024	September 24, 2024	0.2120	89
September 30, 2024	September 30, 2024	October 22, 2024	0.2122	90
October 28, 2024	October 31, 2024	November 22, 2024	0.2121	91
November 27, 2024	November 29, 2024	December 23, 2024	0.2121	91
December 27, 2024	December 31, 2024	January 24, 2025	0.3641	159

			$2.6972	$1,126

The following table summarizes our distributions declared and payable for the year ended December 31, 2023:

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
April 26, 2023	April 28, 2023	May 18, 2023	$0.2000	$950,534
May 25, 2023	May 31, 2023	June 23, 2023	0.2050	1,223,097
June 27, 2023	June 30, 2023	July 25, 2023	0.2050	1,550,697
July 27, 2023	July 31, 2023	August 22, 2023	0.2050	1,844,444
August 28, 2023	August 31, 2023	September 25, 2023	0.2050	2,104,759
September 28, 2023	September 29, 2023	October 23, 2023	0.2150	2,511,949
October 27, 2023	October 31, 2023	November 22, 2023	0.2150	2,721,969
November 29, 2023	November 30, 2023	December 22, 2023	0.2150	3,056,588
December 29, 2023	December 29, 2023	January 24, 2024	0.2150	3,380,805

			$1.8800	$19,344,842

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
November 29, 2023	November 30, 2023	December 22, 2023	$0.1969	$77
December 29, 2023	December 29, 2023	January 24, 2024	0.1969	78

			$0.3938	$155

			Class D
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
November 29, 2023	November 30, 2023	December 22, 2023	$0.2097	$82
December 29, 2023	December 29, 2023	January 24, 2024	0.2097	83

			$0.4194	$165

For the period March 23, 2022 (inception) through March 31, 2023 there were no distributions.
With respect to distributions, the Fund has adopted an “opt out” distribution reinvestment plan for shareholders (other than shareholders residing in certain states that require an “opt in” plan). As a result, in the event of a declared cash distribution or other distribution, each shareholder that has not “opted out” of the distribution reinvestment plan will have their dividends or distributions automatically reinvested in additional shares rather than receiving cash distributions. Shareholders who receive distributions in the form of shares will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. Shareholders located in Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont and Washington, as well as those who are clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan, will automatically receive their distributions in cash unless they elect to participate in our distribution reinvestment plan and have their cash distributions reinvested in additional Common Shares.
The following table reflects the sources of cash distributions on a U.S. GAAP basis that we declared on our Common Shares during the year ended December 31, 2024:

	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$2.70	$63,945,167	$2.49	$31,317	$2.64	$1,102
Accumulated distributable earnings from prior periods	0.06	1,685,506	0.05	2,459	0.06	24
Net realized gains (losses)	—	—	—	—	—	—

Total	$2.76	$65,630,673	$2.54	$33,776	$2.70	$1,126

The following table reflects the sources of cash distributions on a U.S. GAAP basis that we declared on its Common Shares during the year ended December 31, 2023.

	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$1.88	$19,344,842	$0.39	$155	$0.42	$165
Net realized gains (losses)	—	—	—	—	—	—

Total	$1.88	$19,344,842	$0.39	$155	$0.42	$165

Share Repurchase Program
At the discretion of the Board, the Fund has commenced a share repurchase program in which the Fund may repurchase, in each quarter, up to 5% of the NAV of the Fund’s Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. The Board may amend or suspend the share repurchase program at any time if in its reasonable judgment it deems such action to be in the best interest of shareholders, such as when a repurchase offer would place an undue burden on the Fund’s liquidity, adversely affect the Fund’s operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter. The Fund intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
Under the share repurchase plan, to the extent the Fund offers to repurchase shares in any particular quarter, it is expected to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at an Early Repurchase Deduction. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders across all shares.
The following table summarizes the share repurchases completed during the year ended December 31, 2024:

Repurchase Deadline Request	Percentage of Outstanding Shares the Fund Offered to Repurchase	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (1)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (2)
February 29, 2024	5%	$25.78	March 29, 2024	$577,424	22,576	0.14%
May 31, 2024	5%	$25.85	June 28, 2024	$6,918,357	267,690	1.18%
August 30, 2024	5%	$25.75	September 30, 2024	$1,883,101	73,416	0.32%
November 29, 2024	5%	$25.75	December 31, 2024	$5,590,585	217,354	0.83%

(1)	Amount shown net of Early Repurchase Deduction.
(2)	Percentage is based on total shares as of the close of the previous calendar quarter. All repurchase requests were satisfied in full.
The following table summarizes the share repurchases completed during the year ended December 31, 2023:

Repurchase Deadline Request	Percentage of Outstanding Shares the Fund Offered to Repurchase	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (1)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (2)
May 31, 2023	5%	$25.32	June 30, 2023	$50,019	2,049	0.05%
August 31, 2023	5%	$25.52	September 29, 2023	$292,938	11,708	0.15%
November 30, 2023	5%	$25.81	December 29, 2023	$27,140	1,071	0.01%

(1)	Amount shown net of Early Repurchase Deduction.
(2)	Percentage is based on total shares as of the close of the previous calendar quarter. All repurchase requests were satisfied in full.

For the period March 23, 2022 (inception) through December 31, 2022 there were no share repurchases.
Borrowings
The Fund’s average outstanding debt and weighted average interest rate paid for the years ended December 31, 2024 and 2023, were $361.5 million and $33.6 million, respectively, and 7.19% and 7.17%, respectively. The Fund’s outstanding debt obligations were as follows:

	December 31, 2024
	Aggregate Principal Committed	Outstanding Principal	Carrying Value
JPMorgan Lending Facility	$500,000,000	$434,070,855	$434,070,855
BSPV Facility	250,000,000	172,000,000	172,000,000
CSPV Facility	250,000,000	5,000,000	5,000,000

Total	$1,000,000,000	$611,070,855	$611,070,855

	December 31, 2023
	Aggregate Principal Committed	Outstanding Principal	Carrying Value
JPMorgan Lending Facility (1)	$460,000,000	$105,848,459	$105,848,459

Total	$460,000,000	$105,848,459	$105,848,459

(1)
Under the JPMorgan Lending Facility, the Fund is permitted to borrow in U.S. dollars (“USD”) or certain other currencies. As of December 31, 2023, the Fund had borrowings denominated in Canadian Dollars (“CAD”) of 21 million, translated to USD of $15.8 million. In connection with the preparation of the Fund’s financial statements for the quarter ended March 31, 2024, the reported amount of $481 million of Aggregate Principal Committed for the year ended December 31, 2023, was revised to $460 million of Aggregate Principal Committed, noted above, to correct the prior disclosure.

For additional information on the Fund’s borrowings, refer to “
Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 7. Borrowings.
”
Off-Balance Sheet Arrangements
Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not expect to have any off-balance sheet financings or liabilities.
Our investment portfolio contains and is expected to continue to contain debt investments in the form of lines of credit, revolving credit facilities and delayed draw commitments which require us to provide funding when requested by portfolio companies in accordance with the underlying loan agreements. As of December 31, 2024 and 2023, we had unfunded commitments to borrowers in the aggregate principal amount of $321.7 million and $99.3 million, respectively.
From time to time, the Fund may become party to certain legal proceedings in the ordinary course of business. As of December 31, 2024, management is not aware of any pending or threatened material litigation.
Related-Party Transactions
We have entered into a number of business relationships with affiliated or related parties, including the following;

•	the Advisory Agreement;

•	the Administration Agreement;

•	the Transfer Agent Agreement;

•	the Managing Dealer Agreement;

•	Expense Support and Conditional Reimbursement Agreement;

•	Administrative Agent Expense Allocation Agreement;

•	Affiliated investments; and

•	Affiliate Ownership
In addition to the aforementioned agreements, we, our Adviser, and certain of our Adviser’s affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by our Adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “
Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 3. Related Party Agreements and Transactions
.”
Recent Developments
See “
Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 11. Subsequent Events
” for a summary of recent developments.
Critical Accounting Estimates
The preparation of the consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ.
Fair Value Measurements
The Fund values its investments, upon which its NAV is based, in accordance with ASC 820, Fair Value Measurement, which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also provides a framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value and prescribes disclosure requirements for fair value measurements.
Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee responsible for valuing all of the Fund’s investments, including making fair valuation determinations as needed. The Adviser has established a Fair Value Committee to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern activities of the Fair Value Committee and the performance of functions required to determine the fair value of a fund’s investments in good faith. These functions include periodically assessing and managing material risks associated with fair value determinations, selecting, applying, reviewing, and testing fair value methodologies, monitoring for circumstances that may necessitate the use of fair value, and overseeing and evaluating pricing services used.
In accordance with the Adviser’s policies and procedures, which have been approved by the Board, investments, including debt securities, that are publicly traded but for which no readily available market quotations exist are generally valued on the basis of information furnished by an independent third-party pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures, engages in oversight activities with respect to third-

party pricing sources used and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations or prices received from third-party pricing services are not reflective of the fair value of an investment.
Investments that are not publicly traded or whose current market prices or quotations are not readily available are valued at fair value as determined by the Adviser in good faith pursuant to the Adviser’s Board-approved policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. In determining fair value of the Fund’s loan investments the types of factors that the Fair Value Committee may take into account generally include comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of the portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business and other relevant factors.
The Fund has engaged an independent valuation firm to prepare month-end valuation recommendations for investments for which market quotations are not readily available as of the last calendar day of each month. The independent valuation firm undertakes a full analysis of the investments and provides estimated fair values for such investments to the Adviser. The independent valuation firm also provides analyses to support their valuation methodology and calculations. The Adviser’s Fair Value Committee reviews and approves each valuation recommendation and confirms it has been calculated in accordance with the Board-approved policies and procedures. The Fair Value Committee manages the Fund’s fair valuation practices and maintains the fair valuation policies and procedures. The Adviser reports to the Board information regarding the fair valuation process and related material matters. The Board may determine to modify its designation of the Adviser as valuation designee, relating to any or all Fund investments, at any time.
Our accounting policy regarding the fair value of our investments is critical because the determination of fair value involves subjective judgments and requires the use of estimates. Due to the inherent uncertainty of determining fair value measurements, the fair values of our investments may differ from the amounts that we ultimately realizes or collects from sales or maturities of our investments, and the differences could be material.
Quantitative and Qualitative Disclosures About Market Risk
We are subject to financial market risks, including valuation risk and interest rate risk.
Valuation Risk
We have invested, and plan to continue to invest, primarily in illiquid debt securities of private companies. Most of our investments will not have a readily available market price, and we value these investments at fair value as determined in good faith by the Adviser, based on, among other things, input from independent third-party valuation firms engaged to review our investments. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we are required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on our investments to be different than the unrealized appreciation (depreciation) reflected in the valuations currently recorded.

Interest Rate Risk
Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates, including changes due to inflation. We intend to fund portions of our investments with borrowings, and at such time, our net investment income will be affected by the difference between the rate at which we invest and the rate at which we borrow. Accordingly, we cannot assure shareholders that a significant change in market interest rates will not have a material adverse effect on our net investment income.
As of December 31, 2024, 100.0% of our debt investments at fair value were at floating rates. Based on our consolidated statement of assets and liabilities as of December 31, 2024, the following table shows the annualized impact on net income of hypothetical base rate changes in interest rates (considering base rate floors and ceilings for floating rate instruments assuming no changes in our investment and borrowing structure):

	Interest Income	Interest Expense	Net Income
Up 300 basis points	$39,805,300	$18,332,126	$21,473,174
Up 200 basis points	26,536,867	12,221,417	14,315,450
Up 100 basis points	13,268,433	6,110,709	7,157,725
Down 100 basis points	(13,268,433)	(6,110,709)	(7,157,725)
Down 200 basis points	(26,536,867)	(12,221,417)	(14,315,450)
Down 300 basis points	(39,805,300)	(18,332,126)	(21,473,174)

INVESTMENT OBJECTIVE AND STRATEGIES
We were formed on March 23, 2022, as a Delaware statutory trust. We were organized to invest primarily in loans targeted at private U.S. operating companies and public U.S. operating companies having a market capitalization of less than $250,000,000.
We have elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to qualify annually as a RIC under Subchapter M of the Code. As a BDC and a RIC, we are required to comply with certain regulatory requirements.
Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Fund will achieve these objectives primarily through directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select Private Credit (as defined below) investments.
The Adviser’s investment strategy is credit driven with a focus on capital preservation. The Adviser seeks to employ a rigorous and consistent due diligence process when assessing each individual issuer. The Adviser evaluates each issuers’ ownership and management team, business model, competitive differentiation, historical and projected financial performance, cost structure, key customers and key suppliers, and position within its industry.
The Adviser will utilize its expertise sourcing and investing in loans to private businesses while leveraging the proprietary industry research of the broader Fidelity platform when constructing the Fund’s portfolio. Quantitative and qualitative factors will drive each investment decision to seek to achieve the Fund’s stated investment objective. The Fund invests across issuer
s
, industries, geographies, and Sponsors or ownership groups.
The majority of the Fund’s investments will be loans targeted at private U.S. operating companies whose securities are not listed on a national securities exchange or registered under the Exchange Act, and public U.S. operating companies having a market capitalization of less than $250,000,000 (“Portfolio Investments”). The Fund may also invest to a lesser degree in
non-U.S.
companies. Specific investments may include: (a) directly originated first lien loans, senior secured revolving lines of credit, term loans and delayed draw term loans, (b) directly originated second lien, last out senior, secured or unsecured mezzanine term loans and delayed draw term loans, (c) club deals (investments generally comprised of a small group of lenders), and broadly syndicated leveraged loans (investments generally arranged or underwritten by investment banks or other intermediaries), and (d) other debt (collectively referred to as “Private Credit”). We may also invest to a lesser degree in equity linked instruments (may include debt with warrants, preferred equity investments, or equity co-investments).
The Adviser and/or its affiliates may lead and structure the transaction as sole-lender, as the agent of a club credit facility (a group of similar direct lenders that invest in the same tranches), or may participate
as a
non-agent
investor in a large club or syndicated transactions.
Under normal circumstances, the Fund will invest at least 80% of its total assets in Private Credit. If the Fund changes its 80% test, the Fund will provide shareholders with at least 60 days’ prior notice of such change. Effective June 11, 2026, SEC rules will require the Fund’s policy to invest at least 80% of its assets in Private Credit may only be changed if authorized by a vote of the holders of a majority of the Fund’s outstanding voting securities, unless: (1) the Fund conducts a repurchase offer in advance of the proposed change to its 80% investment policy; (2) the Fund provides its shareholders with at least 60 days’ notice prior to the proposed change to the 80% investment policy in advance of the repurchase offer; and (3) the repurchase offer is not oversubscribed. The Fund will also invest at least 70% of its total assets in investments that meet regulatory requirements of the BDC structure, which will generally include investments in companies that are generally private and may be backed by a Sponsor but may also include investments in small capitalization public companies or companies that are
Non-Sponsor.
The Adviser will directly originate credit opportunities from a large universe of Sponsors, intermediaries and other direct lenders, as well as internal Fidelity resources.

Targeted borrowers will operate within a wide range of industries. Leveraging Fidelity’s proprietary industry research and the Adviser’s expertise, the Fund will primarily invest in industries where the Adviser’s portfolio management team has deep experience with similarly situated companies. The Adviser will target investments structured as first lien senior secured and unitranche credit facilities, while also taking advantage of opportunistic investments in other parts of the capital structure, including last out loans, second lien loans, mezzanine and other junior debt loans, as well as equity investments.
The Fund may enter into hedging transactions, which may utilize instruments such as forward contracts, currency options and interest rate swaps, collars and floors to seek to hedge against fluctuations in the relative values of the Fund’s portfolio positions from changes in currency exchange rates and market interest rates. The Fund may also receive or purchase warrants or rights.
Most of the investments that the Fund invests in are unrated or rated below investment grade, which are often referred to as “leveraged loans,” “high yield” or “junk” debt investments and may be considered “high risk” or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal, and such risk of default could reduce the Fund’s net asset value and income distributions to shareholders. They may also be illiquid and difficult to value.
The Adviser will seek collateral packages in connection with the Fund’s secured investments that include liens on the borrower’s assets and a pledge of the borrower’s stock. In addition, the Adviser expects to seek investment structures that include covenant packages that measure the borrower’s key performance metrics but will also be permitted to invest in loans that would not include maintenance covenants. Loans will usually have stated terms of five to seven years, but the expected average life of such securities is usually between three to four years and may contain scheduled amortization payments and/or mandatory excess cash flow payments to reduce exposure and risk over the life of the investment.
The Fund generally seeks to invest in loans that carry variable (
i.e.
, “floating”) interest rates. In addition to the cash yields received on its loans from principal and interest payments, the Fund seeks to invest in loans that generally pay additional fees, including but not limited to, closing fees, arrangement fees, prepayment premiums, or amendment fees. In certain cases, loan investments have equity enhancement features, which may be in the form of warrants or other equity-related securities that are designed to provide the opportunity for capital appreciation.
To seek to enhance returns, the Fund employs leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act, which currently allows the Fund to borrow up to a 2x debt to equity ratio.
The Fund borrows money for investment and cash management purposes. In determining whether to borrow money, the Fund analyzes the financial flexibility, maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to the Fund’s investment outlook. In addition to borrowing money from third parties, the Fund may borrow on an unsecured basis from the Adviser or its affiliates. The use of borrowed funds to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds would be borne by the shareholders indirectly through their interests in the Fund.
Because the Fund is classified as
non-diversified
under the 1940 Act, the Adviser may invest a significant percentage of the Fund’s assets in a single issuer, however, the Fund is subject to diversification requirements applicable to RICs under Subchapter M of the Code.
Other Investment Strategies
Cash Management
. The Fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including shares of Fidelity
®
 Central funds and other funds that are advised by the “Adviser”) or its affiliates. Generally, these securities offer less potential for gains than other types of securities.

Central Funds.
In addition to cash management, the Fund may hold Fidelity
®
Central funds to gain exposure to certain fixed income securities.
Central funds are special types of investment vehicles created by Fidelity for use by the Fidelity
®
 funds, including the Fund, and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of the Fund’s assets invested in the Central funds will be based upon the investment results of those funds.
The Adviser and the Administrator
The Fund’s investment activities are managed by the Adviser. The Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, determining the value of Fund investments, structuring investments and monitoring our portfolio on an ongoing basis.
FDS, in its capacity as our Administrator (the “Administrator”), provides, or oversees the performance of, administrative and compliance services. FDS leverages the resources of the entire Fidelity organization in managing the Fund.
FDS is a registered investment adviser under the Advisers Act of 1940, as amended (the “Advisers Act”), and a wholly-owned subsidiary of FMR. FDS is also registered with the Commodity Futures Trading Commission (“CFTC”) under the Commodity Exchange Act of 1936, as amended, as a commodity pool operator and a commodity trading advisor, and is a member of the National Futures Association. However, with respect to the Fund, the Adviser is exempt from registration with the CFTC as a CPO under CFTC Rule 4.5 because of the Fund’s limited trading in commodity interests and member eligibility requirements, so that unlike a registered CPO, with respect to the Fund, the Adviser is not required to deliver a disclosure document or an annual report (as these terms are used in the CFTC’s rules) to shareholders.
FMR, as successor by merger to FMR Corp., is the ultimate parent company of FDS. The voting common shares of FMR are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson
family member employees of FMR and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR.
At present, the primary business activities of FMR and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
Market Opportunity
The private credit market has grown tenfold since the Great Financial Crisis and is projected to grow double-digit percentages in the near future.
4
The consolidation of regional U.S. banks following the financial crisis and the enhanced regulations introduced by the U.S. Dodd-Frank Wall Street Reform and Consumer

4	Forecasts are inherently uncertain and subject to change.

Protection Act (the “Dodd-Frank Act”), resulted in larger banks decreasing their willingness to issue and hold loans to middle-market companies, thus contributing to the growth of direct lending. Direct lending is a subset of private credit that is frequently compared to more liquid public market options, including leveraged loans or broadly syndicated loans and high yield bonds. More recently, demand has been driven by key characteristics of the asset class summarized below.

•
Large and growing market
: Fidelity research estimates the U.S. private credit market is at approximately $1.8 trillion (AUM) and finances mergers and acquisitions, recapitalization and refinance activity for the approximately 200,000 middle market businesses that operate in the U.S. according to the National Center for the Middle Market. Private equity investing activity drives a significant portion of this volume.
5

•
The private credit market has expanded into areas traditionally served by the leveraged loan and high yield markets
: According to LCD and ICE BAML, from 2003 to 2024, the share of leveraged loans with an issue size below $500,000,000 has declined from 51% to 5%, and similarly from 2003 to 2024, the share of high yield loans with an issue size below $500,000,000 has declined from 68% to 13%. In both cases, direct lending is now regularly filling this gap for loans up to $500,000,000 and larger.
6

•	Floating rate debt may provide a hedge against rising interest rates : The majority of direct lending investments are floating rate instruments whose rates change with the market and/or interest rates.

•
Predominantly senior secured positions that sit at the top of the capital structure
: Direct lending investments may offer enhanced collateral and covenant protections compared to the leveraged loans and high yield market that have contributed to relatively lower historical loss rates.

•
Direct access to the sponsors and ownership groups improves information flow
: For direct lending investments, the sourcing and due diligence ties directly to the sponsor or ownership group, so lenders have efficient access to information (frequently monthly financials vs. quarterly), can complete comprehensive and high-quality diligence, and develop bespoke financing solutions that better serve the needs of the middle-market companies.

The foregoing information is with respect to past performance of certain markets and indices, only, and does not reflect the actual or expected performance of the Fund. There can be no guarantee that the Fund will achieve results resembling these metrics or that market circumstances in the future will be comparable.
Potential Competitive Strengths
Founded in 1946, Fidelity has been known for its professional money management and comprehensive client services. Fidelity is one of the world’s largest providers of financial services with assets under administration of $15.1 trillion, including managed assets of $5.9 trillion as of December 31, 2024. The portfolio management team has extensive experience in middle market lending and has sourced, underwritten and/or managed diverse credit and lending teams in a variety of market environments from the nascent cash flow lending markets of the early 2000’s, through the great financial crisis of 2007 to 2009 (the “Great Financial Crisis”), during the recovery and growth of the 2010’s, and during the recent pandemic related disruptions. The Adviser emphasizes a consistent and disciplined underwriting process which is the foundation for its approach to portfolio construction. Leveraging proprietary research insights and performing granular credit and loan to value analysis for each investment are core tenets of the Adviser’s credit philosophy. Focusing on capital preservation and minimizing volatility, the Adviser seeks to employ the same underwriting, due diligence and the Adviser’s Direct Lending Investment Committee (as defined below “Direct Lending Investment Committee”) approval process for every investment. The Adviser believes that Fidelity’s history and scale, combined with the portfolio management team’s experience and strategy enable it to compete across the credit spectrum in the middle market. See “Conflicts of Interest—Relationship among the Fund, the Adviser and the Portfolio Managers” for

5	Source: Pitchbook, Preqin, Cliffwater, Bloomberg, KBRA DLD, National Center for the Middle Market, Fidelity Investments.
6	Source: LCD, ICE BAML, Fidelity Investments.

more information about risks related to investing with an affiliate adviser. The Adviser’s specific areas of differentiation that drive its competitive advantages are below:

•
Fidelity’s multi-decade history and substantial scale in the credit markets:
Fidelity has operated through the last twelve recessions, numerous crises, expansions and contractions during its more than 75 years of history. Active in the credit markets since 1971, Fidelity has over $861 billion of fixed income assets under management as of December 31, 2024. Fidelity also offered its first high yield bond fund in 1977 and was the first mutual fund company to offer an open-ended fund focused on leveraged loans in 2000.

•
Dedicated team of seasoned middle market credit investors
: The portfolio management team is comprised of professionals that have spent their entire careers in middle market lending. The portfolio managers average more than 20 years of experience, and the portfolio management team’s capabilities include sourcing, underwriting and executing on middle market loans, and most importantly, actively managing credit portfolios through multiple cycles. This includes experience managing companies during periods of growth and distress including restructurings and bankruptcies, providing valuable foresight as the Direct Lending Investment Committee evaluates and approves new opportunities. The Adviser maintains in-depth
oversight throughout the investment process and instills the culture of intense focus on capital preservation and hands-on
portfolio management with a focus on proper risk mitigation throughout the life of an investment.

•
Ability to operate at scale across the entire lending landscape:
The Adviser seeks to offer compelling financing solutions for creditworthy issuers regardless of company size. This increases the opportunity set for the Fund and promotes the Adviser’s selective investment approach, while providing reliable financing to companies as they scale. The Adviser’s ability to offer attractive financing proposals for small to mid-market
businesses as well as upper middle market companies also deepens the relationship with Sponsors, a source of investment opportunities for the Adviser. The Adviser targets issuers that the Adviser considers to be high quality regardless of size and provide financing structures that afford attractive risk adjusted returns for the Fund.

•
Access to proprietary credit and equity research platform creates efficient and differentiated diligence:
As part of Fidelity, the Adviser has access to FMR’s extensive research platform that allows the Adviser to make more informed and efficient investment decisions. FMR has over 400 research professionals in North America, Europe and Asia that cover equities, fixed income and high yield markets. As part of the due diligence and underwriting process for each potential investment, the Adviser reviews and analyzes relevant FMR industry research and engages directly with the industry analysts. Using the proprietary insights, the Adviser expects to improve portfolio construction and risk mitigation, allowing it to potentially (i) gain conviction on investments or (ii) avoid investments that have subtle industry headwinds or competitive pressures, that might otherwise appear attractive. In addition to the portfolio management team’s independent industry analysis and broad experience lending to middle market businesses, the Adviser’s access to proprietary Fidelity research differentiates the platform and, we believe, translates into more efficient and informed decision making.

•
Disciplined, consistent underwriting process with risk adjusted approach:
The Adviser employs a consistent and rigorous due diligence and underwriting process to assess each investment. Investments are reviewed in deal team structures where all investment professionals have overlapping responsibilities which is expected to improve process oversight and risk mitigation. The Adviser’s philosophy and investment approach has been informed by the portfolio management team’s extensive experience lending to middle market companies and utilizes a bottoms-up
credit approach, with the primary focus being return of capital. For each potential investment, the Adviser will actively engage with company management and ownership and complete detailed credit and valuation analysis. While the Adviser will independently determine an investment thesis and identify key risks, the Adviser also benefits from significant third-party diligence commissioned for the majority of investments.

•	Access to expert diligence professionals: The Adviser may independently commission third-party legal, environmental, insurance, industry, background check and financial diligence on investments where necessary. For every investment, the Adviser may engage its own independent legal counsel to perform legal due diligence, review and comment on loan documents and structures on the Adviser’s behalf. The Adviser also will typically engage with Fidelity analysts regarding industry diligence for each investment and utilize consultants for additional industry insights as needed. The Adviser may engage environmental consultants to review any environmental diligence performed to provide insight into the risk exposure and ultimate liability. When acting as agent, the Adviser and/or its affiliates will typically engage insurance consultants to assess the borrower’s insurance policies and if they are sufficient given the debt being provided and the borrower’s operations, and to confirm the endorsements and insurance certificates properly reflect the liens and position as a lender. The Adviser may engage internal due diligence counterparts to screen and perform background checks on the borrower’s legal entities, and the key management team members. The Adviser may also engage a third party financial due diligence provider to perform a quality of earnings if none is available from a private equity sponsor or the Adviser determines that an outside review is needed. The Adviser will review all available third-party diligence commissioned by the private equity sponsor.

•
Diligent credit assessment process to optimize returns:
Credit and valuation analysis are synthesized by the Adviser to determine the appropriate leverage and return profile, to ensure there is sufficient downside protection and risk is properly rewarded. Investments will be formally presented to the Direct Lending Investment Committee (“Direct Lending Investment Committee”) twice at a minimum before final approval to invest is granted.

The Board of Trustees
Overall responsibility for the Fund’s oversight rests with the Board of Trustees. We have entered into the Advisory Agreement with the Adviser, pursuant to which the Adviser will manage the Fund on a day-to-day
basis. The Board is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, the Fund’s bylaws and applicable provisions of state and other laws. The Adviser will keep the Board well informed as to the Adviser’s activities on our behalf and our investment operations and provide the Board with additional information as the Board may, from time to time, request. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, including, among other things, the oversight of our investment activities, the valuation of our assets, review of contractual arrangements with companies that provide services to the Fund, oversight of our financing arrangements and corporate governance activities. The Board is currently composed of four members, three of whom are Trustees who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act.
Investment Selection
One of the critical success factors in private credit is access to a deep pipeline of investment opportunities. Based on the portfolio management team’s extensive experience, the Adviser employs a multi-faceted approach to sourcing transactions through a large network of private equity firms, intermediaries, as well as other direct lending firms. The Adviser believes that Fidelity’s scale and track record in the liquid markets, combined with the portfolio management team’s long tenure in direct lending, will provide unique and rich access to high credit quality investment opportunities.
Private equity acquisition activity drives a substantial amount of private credit volume in the middle-market, and Fidelity has longstanding relationships with a diverse set of Sponsors that invest across a broad set of industries, geographies and business models. The Adviser expects to enhance these relationships and bolster its sourcing efforts with its differentiated and efficient credit review process that is honed by a team of experienced credit professionals.
Lastly, Fidelity’s existing relationships with liquid issuers, some of which are owned by the same mix of Sponsors, and size in the liquid markets, provide the Adviser with differentiated investment opportunities. The

Adviser can leverage these relationships to provide value-added capabilities and better execution on loans in the liquid markets, which can translate into a more robust pipeline of private credit investment opportunities for the Fund.
The Adviser seeks to employ a disciplined and rigorous process for all credit investments, which includes the following key features:

•
Underwriting the borrower:
Performing detailed credit and valuation analysis; analyzing historical trends and business drivers; assessing management; and developing a deep understanding of the business operations and cost structure.

•
Analyzing the industry
: Leveraging Fidelity’s broad research and analysts’ platform and Sponsor provided third party industry studies (when available) to uncover macro and micro industry forces; understanding the competitive dynamics and market forces; validating the growth and outlook; and assessing public and private competitors.

•
Underwriting the Sponsor or ownership group
: Evaluating investment performance; understanding track record and willingness to invest follow-on
capital in times of stress; assessing available dry powder, due diligence quality and relevant sector expertise.

•
Confirming investment thesis
: Validating the sustainability of competitive advantages, revenues and margins; confirming diversity of products, customers, services, suppliers and institutionalized value.

•	Evaluating the credit structure : Analyzing ability to repay debt; performing loan-to-value analysis and downside case scenarios; and evaluating appropriate risk and reward for a proposed investment.
During the credit underwriting process, the deal team will compile and present diligence findings to the Adviser’s Direct Lending Investment Committee at least once before issuing a term sheet and a second time before closing. The Adviser’s focus is on downside protection so the deal team and Direct Lending Investment Committee are expected to spend substantial time understanding and validating various downside scenarios, exit options, and structural protections in every investment seeking to ensure adequate cushion.
Following the closing of an investment, one or several members of the deal team that originated the loan on behalf of the Fund are expected to manage the portfolio moving forward. As part of the portfolio management process, the investment professional seeks to assess liquidity needs daily or weekly, evaluate financial performance on a monthly basis for the majority of accounts (a minority may only report quarterly), scrutinize financial covenant calculations on a quarterly basis (if applicable) and maintain frequent dialogue with the company management and Sponsor regarding company performance, strategic initiatives, acquisitions or other business items.
Portfolio Monitoring and Risk Management
The Adviser has a strong culture focused on risk management, with significant dedicated resources committed to that effort. The Adviser firmly believes that one of the most powerful risk management tools occurs at the individual investment level. The regular monitoring of a portfolio’s investments seeks to ensure that the risk/return ratio has not become unfavorable to help avoid unnecessary capital losses, and the Adviser believes it is a key component to positive long-term performance. Frequent monitoring and oversight are conducted by the portfolio managers to ensure that each position is still an attractive investment. At the portfolio level, the portfolio managers ensure that the overall risk profile, diversification, and positioning is consistent with the Fund’s objectives. There is also considerable executive oversight with regular, systematic portfolio reviews with senior management.
Systems and technology play a critical role in portfolio monitoring and risk management. The Adviser’s proprietary systems enable research professionals to get real-time access to risk measures and exposures across multiple dimensions, among other things. Compliance modules are also systematically linked to the trading platform as another mechanism to minimize risk.

Risk management efforts are further bolstered by various additional teams of resources. For example, a dedicated compliance team monitors all portfolios and investment professionals; a dedicated counterparty risk team monitors all trading and business counterparties; and a dedicated legal team is able to support the Adviser across a variety of legal questions.
Direct Lending Investment Committee
The investment activities of the Fund are under the direction of the Direct Lending Investment Committee and the Board. The Direct Lending Investment Committee is currently comprised of the Fund’s three portfolio managers, David Gaito, Therese Icuss and Jeffrey Scott. Additionally, the Head of Fidelity High Income and Alternatives Division and/or the Chief Investment Officer of the High Income and Alternatives Division meet with the Direct Lending team frequently to discuss the pipeline of opportunities and each has the authority to decline any opportunity at any point at his or her discretion. The day-to-day
activities of the Fund are overseen by the Fund’s portfolio managers, each of which is an officer or employee of the Adviser or its affiliate.
Allocation of Investment Opportunities
General
The Adviser and its affiliates provide investment management services to registered investment companies, investment funds, client accounts and proprietary accounts that may be established from time to time.
The Adviser will share any investment and sale opportunities with its other clients and the Fund in accordance with the Advisers Act and firm-wide allocation policies. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.
The Adviser’s policies will seek to ensure the equitable allocation of such investment opportunities among us and other clients over time. In cases where an investment may potentially be appropriate for several clients, the Adviser makes a determination of the appropriateness of the investment opportunity for a particular client and allocates an investment opportunity among eligible clients based on a variety of factors related to each such client the Adviser deems relevant (including, without limitation, the client’s investment objectives and focus, available capital, the client’s existing portfolio, portfolio company restrictions, targeted rate of return, minimum and maximum investment size requirements, transaction structure, cash flow considerations, risk considerations, tax implications, criteria established by the Board (“Board-Established Criteria”) (if any), legal and regulatory requirements, whether a related investment opportunity has already been made available to the client, investment limitations and other factors). In cases where an investment opportunity is being evaluated on behalf of, and may be appropriate for, both us and another client and falls outside of the allocation methodology, the Adviser will generally consult with an allocation, conflicts or similar internal committee or sub-committee to decide on an appropriate allocation of a particular investment opportunity as between us and such other client, which may take into account, among other things, the factors discussed above.
In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments
and joint transactions with affiliates, which are likely in certain circumstances to limit the Fund’s ability to make investments or enter into other transactions alongside other clients.
Trade Aggregation and Allocation
Allocation of investment instruments that are traded by FMR’s High Income, Fixed Income or Equity trading desks are governed by the respective trade allocation policies reasonably designed to seek to ensure that clients are not disadvantaged in the aggregation and allocation of securities over time. To the extent a particular investment in a liquid credit instrument (e.g., broadly syndicated loan), is suitable for both us and other clients, it is the practice of the Adviser, when appropriate, to bunch orders of various accounts, including those of us and the other clients and, in certain instances, proprietary accounts of the Adviser or its affiliates, for order entry and execution. Bunched orders may be executed through one or more broker-dealers. The allotment of trades among brokers is based on a variety of factors, which may include price, order size, the time of order, the security and market activity. A bunched trade executed with a particular broker is generally allocated pro rata among the accounts that are participating in the bunched trade until any account has been filled, after which the trade is allocated pro rata among the remaining accounts. Each broker’s execution of a bunched order may be at a price different from another broker’s bunched order execution price for the same security. Simultaneous portfolio transactions for us and one or more other clients may decrease the prices received and increase the prices required to be paid by us for sales and purchases.
The Adviser and its affiliates that execute trades on behalf of us and other clients have established allocation policies for their various accounts (including proprietary accounts) and securities types (
e.g.
, equity, fixed income, and high income) to ensure allocations are appropriate given the clients’ differing investment objectives and other considerations. These policies also apply to initial and secondary offerings. When, in the opinion of the executing party, the supply or demand is insufficient under the circumstances to satisfy all outstanding trade orders, across all securities types the amount executed generally is distributed among participating accounts based on account asset size (for purchases), and security position size (for sales), or otherwise according to the allocation policies. With limited exceptions, the trading systems contain rules that allocate trades on an automated basis in accordance with these policies. Generally, any exceptions to these policies (
i.e.
, special allocations) must be approved by senior trading and compliance personnel and documented.
Co-Investment
Relief
We and the Adviser have received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons in negotiated transactions, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Fund’s Board may establish Board-Established Criteria clearly defining co-investment
opportunities in which the Fund will have the opportunity to participate with other public or private affiliated funds that target similar assets. If an investment falls within the Board-Established Criteria, the Adviser must offer an opportunity for the Fund to participate. We may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Fund (
e.g.
, based on investment strategy). The
co-investment
would generally be allocated to us and the other affiliated funds that target similar assets in accordance with allocation policies and procedures described above. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board at the next quarterly board meeting.
Competition
The business of investing in debt investments is highly competitive and involves a high degree of uncertainty. Market competition for investment opportunities includes traditional lending institutions, including commercial and investment banks, as well as a growing number of non-traditional
participants, such as hedge funds, private equity funds, mezzanine funds, and other private investors, as well as BDCs, and debt-focused competitors, such as issuers of collateralized loan obligations, or CLOs, and other structured loan funds. In addition, given the Fund’s target investment size and investment type, the Adviser expects a large number of competitors for investment opportunities. Some of these competitors may have access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than the Fund, and thus these competitors may have advantages not shared by the Fund. In addition, competitors may have incurred, or may in the future incur, leverage to finance their debt investments at levels or on terms more favorable than those available to the Fund. Furthermore, competitors may offer loan terms that are more favorable to borrowers, such as less onerous borrower financial and other covenants, borrower rights to cure defaults, and other terms more favorable to borrowers than current or historical norms. Strong competition for investments could result in fewer investment opportunities for the Fund, as certain of these competitors have established or are establishing investment vehicles that target the same or similar investments that the Fund purchases.
Over the past several years, many investment funds have been formed with investment objectives similar to those of the Fund, and many such existing funds have grown in size and have added larger successor funds to their platform. These and other investors may make competing offers for investment opportunities identified by the Adviser which may affect the Fund’s ability to participate in attractive investment opportunities and/or cause the Fund to incur additional risks when competing for investment opportunities. Moreover, identifying attractive investment opportunities is difficult and involves a high degree of uncertainty. The Adviser may identify an investment that presents an attractive investment opportunity but may not be able to complete such investment in a manner that meets the objectives of the Fund. The Fund may incur significant expenses in connection with the identification of investment opportunities and investigating other potential investments that are ultimately not consummated, including expenses related to due diligence, transportation and legal, accounting and other professional services as well as the fees of other third-party advisers.
Non-Exchange
Traded, Perpetual-Life BDC
The Fund operates as a
non-exchange
traded, perpetual-life BDC, which is a BDC whose shares are not listed for trading on a stock exchange or other securities market. The Fund uses the term “perpetual-life BDC“ to describe an investment vehicle of indefinite duration, so that the Fund’s Common Shares are intended to be sold by the Fund on a continuous basis at a price generally equal to the Fund’s NAV per share. In our perpetual-life structure, we may, at our discretion, offer investors an opportunity to repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual
funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.
Notwithstanding the foregoing, the Fund may, at any time, determine to pursue a sale of all or substantially all of the Fund’s assets to, a purchase of all or substantially all of the assets of, or other liquidity event with, another entity or a transaction or series of transactions, including by way of merger, consolidation, recapitalization, reorganization, or sale of Common Shares in each case for consideration of either cash and/or publicly listed securities of the acquirer, and in each case subject to any required approvals and any applicable requirements of the 1940 Act. Potential acquirers could include other BDCs and entities that are not BDCs, in each case, that are advised by the Adviser or its affiliates or by unaffiliated third-parties. The Fund is not a subsidiary of or consolidated with Fidelity.
FINRA Rule 2310(b)(3)(D) requires that we disclose the liquidity of prior public programs sponsored by the Adviser, in which disclosed in the offering materials was a date or time period at which the program might be liquidated, and whether the prior program(s) in fact liquidated on or around that date or during the time period. As of the date of this prospectus, the Adviser has not sponsored any prior public programs responsive to FINRA Rule 2310(b)(3)(D).
The Fund reserves the right to involuntarily redeem an investor’s Shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the investor or any other individual associated with the investor’s account. Accordingly, an investor’s Shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day the Fund exercises its right as mentioned above.

Emerging Growth Company
We are an “emerging growth company,” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

•	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act (“Section 404”);

•
submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding
shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding
shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Act; or

•
disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.
We are and will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the first sale of the fund’s common equity securities in a public offering under the Securities Act (ii) in which the Fund has total annual gross revenue of at least $1,235,000,000; or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our Common Shares that is held by non-affiliates
exceeds $700,000,000 as of the date of its most recently completed second fiscal quarter, and (b) the date on which we have issued more than $1,000,000,000 in non-convertible
debt during the prior three-year period.
We do not believe that being an emerging growth company will have a significant impact on our business or this offering. We have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under
Section 12b-2
of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the Adviser and we do not directly compensate our executive officers, or reimburse the Adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the Adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.
Employees
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates pursuant to the terms of the Advisory Agreement and the Administrator or its affiliates pursuant to the Administration Agreement. Each of our executive officers is employed by the Adviser or its affiliates. Our day-to-day
investment operations will be managed by the Adviser. The services necessary for the sourcing and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates. The portfolio management team will focus on origination, non-originated
investments and transaction development and the ongoing monitoring of our investments.

Regulation as a BDC
The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.
Qualifying Assets
. Under the 1940 Act, a BDC may not acquire any asset other than Qualifying Assets, unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the Fund’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:
(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:
1. is organized under the laws of, and has its principal place of business in, the United States;
2. is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
3. satisfies any of the following:
(i) does not have any class of securities that is traded on a national securities exchange;
(ii) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting
common equity of less than $250,000,000;
(iii) is controlled by a BDC or a group of companies, including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or
(iv) is a small and solvent company having total assets of not more than $4,000,000 and capital and surplus of not less than $2,000,000.
(2) Securities of any Eligible Portfolio Company controlled by the Fund.
(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4) Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the Eligible Portfolio Company.
(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.
Significant Managerial Assistance
. A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers, service providers (
e.g.
, the Adviser) or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.
1940 Act Ownership Restrictions.
The Fund does not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, a BDC generally cannot acquire more than 3% of the voting interests of any investment company, invest more than 5% of the value of its total assets in the securities of one investment company or invest more than 10% of the value of its total assets in the securities of investment companies in the aggregate. Subject to certain exemptive rules, including Rule
12d1-4,
the Fund may, subject to certain conditions, invest in other investment companies in excess of such thresholds. As of the date of this prospectus, the Fund is an “acquired fund” for purposes of Rule
12d1-4.
For so long as the Fund is an “acquired fund” for purposes of Rule
12d1-4,
the Fund will be required to limit its investments in the securities of other investment companies and private funds to no more than 10% of its total assets, subject to certain limited exceptions permitted under Rule
12d1-4.
These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired.
Temporary Investments
. Pending investment in other types of qualifying assets (including directly originated loans and broadly syndicated loans, as described above), our investments can consist of cash, cash equivalents, money market funds (including shares of Fidelity
®
Central funds or other funds that are advised by the Adviser or its affiliates), U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be qualifying assets.
The Fund may invest in mutual funds or exchange-traded funds advised by the Adviser or its affiliates. Depending on the circumstances (which exclude investments in money market funds advised by the Adviser or its affiliates, from which the Adviser or its affiliates may retain any additional management or other fees), the Adviser will contractually waive either (1) its management fee payable by the Fund or (2) up to a portion of its management fee payable by the Fund in an amount equal to such underlying fund’s management fee rate multiplied by the Fund’s average monthly invested balance in such underlying fund for such month.
Warrants
. Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase securities that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.
Leverage and Senior Securities; Coverage Ratio
. We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of equity securities senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On September 16, 2022, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase.

We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.
We intend to utilize one or more credit facilities and/or subscription facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to be determined spreads over SOFR (or other applicable reference rate). We cannot assure shareholders that we will be able to enter into credit facilities. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.
We may enter into TRS agreements. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund segregates liquid assets with a value equal (on a daily mark-to-market
basis) to its obligations under TRS transactions, enters into offsetting transactions or otherwise covers such TRS transactions in accordance with applicable SEC guidance, the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.
We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. See “Risk Factors—
Forming CLOs Risk
.” We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.
Codes of Ethics
. We and the Adviser have adopted codes of ethics pursuant to Rule
17j-1
under the 1940 Act and Rule
204A-1
under the Advisers Act, respectively, that establish procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes’ requirements.
Affiliated Transactions
. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We and the Adviser have received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.
Other
. We will be periodically examined by the SEC for compliance with the 1940 Act and be subject to the periodic reporting and related requirements of the Exchange Act.
We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we will be prohibited from protecting any Trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are also required to designate a chief compliance officer (“CCO”) and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company
.
Net Worth of Sponsors
The NASAA, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”), requires that our affiliates and Adviser, or our Sponsor as defined under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of the greater of either $100,000, or 5.0% of the first $20,000,000 of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20,000,000. Based on these requirements, our Adviser and its affiliates, while not liable directly or indirectly for any indebtedness we may incur, have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of the audited fiscal years ended December 31, 2024 and 2023. The report of Deloitte & Touche, LLP, our independent registered public accounting firm, on the consolidated financial statements as of December 31, 2024 is included in this prospectus. This information about our senior securities should be read in conjunction with our audited consolidated financial statements for the year ended December 31, 2024 and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit (4)
JPMorgan Lending Facility
December 31, 2024	$434,070,855	$3,193	—	N/A
December 31, 2023	$105,848,459	$4,834	—	N/A
BSPV Facility
December 31, 2024	$172,000,000	$8,059	—	N/A
December 31, 2023	$—	$—	—	N/A
CSPV Facility
December 31, 2024	$5,000,000	$277,233	—	N/A
December 31, 2023	$—	$—	—	N/A

PORTFOLIO COMPANIES
The following table sets forth certain information as of December 31, 2024 for each portfolio company in which the Fund had an investment. For more information relating to the Fund’s investments, see the Fund’s financial statements.
Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Investments – non-controlled/ non-affiliate
First Lien Debt
Advertising
Acosta Inc (h)(j)(m)(p)	Term Loan	SOFR + 5.50%	10.12%	8/21/2031	1,675,000	$1,642,327	$1,662,438
MMGY Global LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.00%	9.33%	4/25/2029	8,052,871	7,903,746	8,052,871
MMGY Global LLC (f)(j)(m)	Revolving Credit Facility	—	—	4/25/2029	—	(36,321)	—

						9,509,752	9,715,309	1.25%

Aerospace & Defense
Cadence - Southwick, Inc. (j)(m)(o)	Term Loan	SOFR + 5.00%	10.42%	5/3/2029	7,100,392	6,930,598	7,057,790
Cadence - Southwick, Inc. (f)(j)(m)	Revolving Credit Facility	SOFR + 5.00%	9.62%	5/3/2028	804,170	777,203	793,578
Cadence - Southwick, Inc. (j)(n)	Term Loan	SOFR + 5.00%	9.47%	5/3/2029	1,321,211	1,298,577	1,313,284
Neptune Platform Buyer, LLC (k)(m)(n)(o)	Term Loan	SOFR + 5.25%	9.58%	1/20/2031	15,627,079	15,426,972	15,564,571
Neptune Platform Buyer, LLC (f)(k)(m)	Delayed Draw Term Loan	—	—	1/20/2031	—	(26,326)	—

						24,407,024	24,729,223	3.19%

Air Freight & Logistics
Dynamic Connections, Ltd (j)(m)(p)	Term Loan	SOFR + 5.50%	10.02%	11/27/2030	3,106,754	3,060,311	3,060,153
Dynamic Connections, Ltd (j)(m)(t)(p)	Term Loan	CORRA + 5.50%	9.30%	11/27/2030	10,148,729	7,128,875	6,954,328
Dynamic Connections, Ltd (f)(j)(m)(p)	Delayed Draw Term Loan	—	—	11/27/2030	—	(99,799)	(101,307)
Dynamic Connections, Ltd (f)(j)(m)(p)	Revolving Credit Facility	—	—	11/27/2030	—	(33,252)	(33,769)
R1 Holdings, LLC (j)(n)	Term Loan	SOFR + 6.25%	10.84%	12/29/2028	5,312,144	5,158,358	5,312,144

						15,214,493	15,191,549	1.97%

Application Software
ACP Avenu Buyer, LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.25%	9.84%	10/2/2029	17,015,625	16,615,556	16,845,469
ACP Avenu Buyer, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 5.25%	9.85%	10/2/2029	222,500	200,576	212,500
ACP Avenu Buyer, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.25%	9.84%	10/2/2029	3,792,857	3,648,842	3,754,929
ACP Falcon Buyer, Inc. (j)(m)(n)(o)	Term Loan	SOFR + 5.50%	10.09%	8/1/2029	21,011,319	20,481,608	21,011,319
ACP Falcon Buyer, Inc. (f)(j)(m)	Revolving Credit Facility	—	—	8/1/2029	—	(23,102)	—
Aptean, Inc. (k)(m)(n)(o)	Term Loan	SOFR + 5.00%	9.51%	1/30/2031	8,692,894	8,603,185	8,692,894
Aptean, Inc. (f)(k)(m)	Revolving Credit Facility	—	—	1/30/2031	—	(6,328)	—

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Aptean, Inc. (f)(k)(m)	Delayed Draw Term Loan	SOFR + 5.00%	9.32%	1/30/2031	141,920	$137,890	$141,920
Atlas AU Bidco Pty Ltd / Atlas US Finco, Inc. (j)(n)	Term Loan	SOFR + 5.00%	9.63%	12/9/2029	5,125,388	4,951,502	5,125,388
Atlas AU Bidco Pty Ltd / Atlas US Finco, Inc. (j)(m)	Term Loan	SOFR + 5.00%	9.63%	12/9/2029	27,135,381	26,659,367	27,135,381
Cytracom, LLC (j)(m)(n)	Term Loan	SOFR + 6.00%	10.36%	6/28/2027	12,428,217	12,320,969	12,316,363
Cytracom, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	6/28/2027	—	(15,307)	(14,669)
Cytracom, LLC (f)(j)(m)	Revolving Credit Facility	—	—	6/28/2027	—	(16,987)	(18,337)
Dcert Buyer Inc (h)(m)(p)	Term Loan	SOFR + 4.00%	8.36%	10/16/2026	6,937,608	6,811,890	6,649,905
DH Corporation/Société DH Pro Buyer, LLC (j)(m)(p)	Term Loan	SOFR + 7.25%	11.65%	9/13/2029	252,572	248,323	252,572
Finastra USA Inc (j)(m)(p)	Term Loan	SOFR + 7.25%	11.65%	9/13/2029	10,814,676	10,632,720	10,814,676
Modena Buyer LLC (h)(m)(p)	Term Loan	SOFR + 4.50%	8.86%	7/1/2031	3,000,000	2,947,058	2,897,130
Polaris Newco LLC (h)(l)(m)(p)	Term Loan	SOFR + 4.00%	8.85%	6/2/2028	4,948,849	4,872,723	4,953,897
Prism Parent Co Inc. (k)(m)	Term Loan	SOFR + 5.00%	9.37%	9/16/2028	5,081,186	4,945,215	5,081,186
Routeware, Inc (j)(m)(n)	Term Loan	SOFR + 5.25%	9.60%	9/18/2031	18,277,206	18,100,949	18,094,434
Routeware, Inc (f)(j)(m)	Delayed Draw Term Loan	—	—	9/18/2031	—	(40,633)	(42,429)
Routeware, Inc (f)(j)(m)	Revolving Credit Facility	—	—	9/18/2031	—	(18,774)	(19,583)
User Zoom Technologies, Inc. (j)(m)	Term Loan	SOFR + 7.50%	12.75%	4/5/2029	10,000,000	9,714,404	9,970,000

						151,771,646	153,854,945	19.85%

Building Products
Hunter Douglas Inc (h)(l)(m)(p)	Term Loan	SOFR + 3.50%	8.02%	2/25/2029	4,949,239	4,923,372	4,936,866
Oscar AcquisitionCo, LLC (h)(l)(m)(p)	Term Loan	SOFR + 4.25%	8.50%	4/29/2029	4,949,367	4,946,177	4,889,727

						9,869,549	9,826,593	1.27%

Commodity Chemicals
Soteria Flexibles Corporation (f)(j)(m)	Delayed Draw Term Loan	—	—	8/15/2029	—	(63,587)	—
Soteria Flexibles Corporation (j)(m)(n)(o)	Term Loan	SOFR + 5.50%	9.83%	8/15/2029	8,709,103	8,525,455	8,613,303
Soteria Flexibles Corporation (f)(j)(m)	Revolving Credit Facility	—	—	8/15/2029	—	(19,397)	(11,000)

						8,442,471	8,602,303	1.11%

Copper
Copperweld Group, Inc. (j)(n)(o)	Term Loan	SOFR + 6.00%	10.59%	3/31/2026	6,161,741	6,055,373	6,124,771

						6,055,373	6,124,771	0.79%

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Data Processing & Outsourced Services
VRC Companies LLC (j)(m)	Delayed Draw Term Loan	SOFR + 5.75%	10.34%	6/29/2027	19,936,111	$19,714,516	$19,836,431

						19,714,516	19,836,431	2.56%

Diversified Chemicals
Hexion Holdings Corporation (h)(l)(m)(p)	Term Loan	SOFR + 4.00%	8.45%	3/15/2029	4,949,524	4,778,178	4,958,059

						4,778,178	4,958,059	0.64%

Diversified Financial Services
Clue Opco LLC (h)(k)(m)(p)	Term Loan	SOFR + 4.50%	9.09%	12/19/2030	4,644,444	4,439,418	4,657,727
CUB Financing Intermediate, LLC (l)(m)(n)(o)	Term Loan	SOFR + 4.75%	9.08%	6/28/2030	11,765,870	11,654,386	11,765,870
CUB Financing Intermediate, LLC (f)(l)(m)	Delayed Draw Term Loan	—	—	6/28/2030	—	(24,966)	—
STG Distribution, LLC (i)(m)(p)	Term Loan	SOFR + 8.35%	12.87%	10/3/2029	4,021,076	3,804,408	3,996,950

						19,873,246	20,420,547	2.64%

Diversified Support Services
American Trailer Rental Group, LLC (j)(m)	Term Loan	SOFR + 5.75%	10.26%	6/1/2027	14,793,047	14,502,448	14,068,188
American Trailer Rental Group, LLC (j)(n)	Term Loan	SOFR + 5.75%	10.26%	6/1/2027	4,943,563	4,858,335	4,701,328
Brand Industrial Services Inc (h)(l)(m)(p)	Term Loan	SOFR + 4.50%	9.07%	8/1/2030	4,950,063	4,950,063	4,802,997
Eversmith Brands Intermediate Holding Company (j)(m)(n)	Term Loan	SOFR + 5.00%	9.36%	6/17/2030	4,594,542	4,530,227	4,318,869
Eversmith Brands Intermediate Holding Company (f)(j)(m)	Delayed Draw Term Loan	—	—	6/17/2030	—	(21,932)	(168,351)
Eversmith Brands Intermediate Holding Company (f)(j)(m)	Revolving Credit Facility	—	—	6/17/2030	—	(12,275)	(53,872)
Identiti Resources LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.00%	10.33%	11/1/2029	18,703,300	18,427,431	18,422,751
Identiti Resources LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	11/1/2029	—	(111,109)	(114,723)
Identiti Resources LLC (f)(j)(m)	Revolving Credit Facility	—	—	11/1/2029	—	(50,467)	(52,147)
MRI Acquisitions, Inc (j)(m)	Term Loan	SOFR + 6.25%	10.73%	12/30/2025	5,444,288	5,378,996	5,291,848
National Power, LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.00%	9.36%	10/31/2029	14,257,100	14,116,218	14,114,529
National Power, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	10/31/2029	—	(74,965)	(77,425)
National Power, LLC (f)(j)(m)	Revolving Credit Facility	—	—	10/31/2029	—	(37,447)	(38,713)
Perimeter Solutions Group, LLC (j)(m)(n)(o)	Term Loan	SOFR + 4.50%	8.83%	10/2/2030	20,072,836	19,837,217	19,771,743
Perimeter Solutions Group, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 4.50%	8.83%	10/2/2030	4,700,096	4,609,038	4,578,756

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Perimeter Solutions Group, LLC (f)(j)(m)	Revolving Credit Facility	—	—	10/2/2030	—	$(29,955)	$(37,500)

						90,871,823	89,528,278	11.57%

Electronic Components
EDS Buyer, LLC (j)(m)(n)	Term Loan	SOFR + 5.75%	10.08%	1/10/2029	8,327,468	8,180,807	8,327,468
EDS Buyer, LLC (f)(j)(m)	Revolving Credit Facility	—	—	1/10/2029	—	(13,214)	—

						8,167,593	8,327,468	1.07%

Electronic Manufacturing Services
Principal Lighting Group Holdings, LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.25%	9.81%	11/4/2030	24,576,807	24,219,516	24,208,155
Principal Lighting Group Holdings, LLC (f)(j)(m)	Revolving Credit Facility	—	—	11/4/2030	—	(47,748)	(49,023)

						24,171,768	24,159,132	3.11%

Environmental & Facilities Services
Dragonfly Pond Works (j)(m)	Term Loan	SOFR + 5.25%	9.58%	8/16/2030	6,674,154	6,576,576	6,647,457
Dragonfly Pond Works (f)(j)(m)	Delayed Draw Term Loan	—	—	8/16/2030	—	(55,306)	—
Dragonfly Pond Works (f)(j)(m)	Revolving Credit Facility	—	—	8/16/2030	—	(27,571)	(7,826)
Erosion Intermediate Holdings LLC (j)(n)	Term Loan	SOFR + 5.50%	9.83%	9/30/2029	2,621,943	2,583,786	2,587,858
Erosion Intermediate Holdings LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.50%	9.84%	9/30/2029	1,051,406	976,343	983,065
Erosion Intermediate Holdings LLC (f)(j)(m)	Revolving Credit Facility	—	—	9/30/2029	—	(24,994)	(22,780)
Pave America Interco, LLC (j)(n)	Term Loan	SOFR + 6.75%	11.23%	2/7/2028	7,948,869	7,889,631	7,893,227
Pave America Interco, LLC (j)(m)	Delayed Draw Term Loan	SOFR + 6.75%	11.23%	2/7/2028	1,138,442	1,119,790	1,130,473
Pave America Interco, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 6.75%	11.23%	2/7/2028	949,563	928,676	939,894
Pave America Interco, LLC (j)(n)(o)	Term Loan	SOFR + 6.75%	11.23%	2/7/2028	10,344,604	10,106,165	10,272,192
Pave America Interco, LLC (j)(n)	Term Loan	SOFR + 6.75%	11.23%	2/7/2028	592,556	577,646	588,408
Pave America Interco, LLC (j)(n)	Term Loan	SOFR + 6.75%	11.23%	2/7/2028	3,425,755	3,334,090	3,401,775
Ruppert Landscape, LLC (k)(m)	Term Loan	SOFR + 5.00%	9.55%	12/1/2028	4,900,290	4,775,950	4,900,290
Ruppert Landscape, LLC (f)(k)(m)	Revolving Credit Facility	—	—	12/1/2028	—	(4,662)	—
Ruppert Landscape, LLC (f)(k)(m)	Delayed Draw Term Loan	SOFR + 5.00%	9.44%	12/1/2028	897,510	857,001	897,510

						39,613,121	40,211,543	5.21%

Fertilizers & Agricultural Chemicals
Consolidated Energy Finance SA (h)(m)(p)	Term Loan	SOFR + 4.50%	9.01%	11/15/2030	992,500	990,019	962,725

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Discovery Purchaser Corporation (h)(l)(m)(p)	Term Loan	SOFR + 4.38%	8.95%	10/4/2029	4,950,187	$4,938,997	$4,972,463

						5,929,016	5,935,188	0.76%

Food Retail
Cardenas Merger Sub LLC (h)(k)(m)(p)	Term Loan	SOFR + 6.75%	11.18%	8/1/2029	4,880,813	4,778,457	4,626,620

						4,778,457	4,626,620	0.60%

Health Care Distributors
Gainwell Acquisition Corp (h)(k)(m)(p)	Term Loan	SOFR + 4.00%	8.43%	10/1/2027	4,948,454	4,900,931	4,782,136

						4,900,931	4,782,136	0.62%

Health Care Facilities
Infusion Services Management, LLC (j)(m)(n)(o)	Term Loan	SOFR + 6.50%	10.83%	7/7/2028	11,759,071	11,483,823	11,759,071
Infusion Services Management, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.50%	10.83%	7/7/2028	3,867,817	3,805,823	3,867,817
Infusion Services Management, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 6.50%	10.87%	7/7/2028	2,391,749	2,299,874	2,391,749
Infusion Services Management, LLC (j)(m)(n)	Term Loan	SOFR + 6.00%	10.26%	7/7/2028	15,944,292	15,654,279	15,816,738

						33,243,799	33,835,375	4.37%

Health Care Services
AB Centers Acquisition Corporation (k)(n)(o)	Term Loan	SOFR + 5.25%	9.84%	7/2/2031	19,561,278	19,278,582	19,522,155
AB Centers Acquisition Corporation (f)(k)(m)	Delayed Draw Term Loan	SOFR + 5.25%	9.78%	7/2/2031	243,849	217,200	243,361
AB Centers Acquisition Corporation (f)(k)(m)	Revolving Credit Facility	—	—	7/2/2031	—	(24,848)	(3,557)
AB Centers Acquisition Corporation (k)(m)(n)	Term Loan	SOFR + 5.25%	9.61%	7/2/2031	7,132,502	7,096,840	7,118,237
BeBright MSO, LLC (j)(m)(n)	Term Loan	SOFR + 5.75%	10.26%	6/3/2030	9,289,384	9,203,298	9,270,805
BeBright MSO, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.75%	10.34%	6/3/2030	7,023,895	6,956,415	7,008,988
BeBright MSO, LLC (f)(j)(m)	Revolving Credit Facility	—	—	6/3/2030	—	(16,889)	(3,734)
DPT Management, LLC (j)(m)(n)	Term Loan	SOFR + 5.25%	9.63%	12/18/2027	24,058,901	23,821,122	23,818,312
DPT Management, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	12/18/2027	—	(54,954)	(55,692)
DPT Management, LLC (f)(j)(m)	Revolving Credit Facility	—	—	12/18/2027	—	(32,978)	(33,415)
Fertility (ITC) Investment Holdco, LLC / Fertility (ITC) Buyer, Inc. (j)(n)(o)	Term Loan	SOFR + 6.50%	11.74%	1/3/2029	9,310,974	9,095,184	9,310,974
Fertility (ITC) Investment Holdco, LLC / Fertility (ITC) Buyer, Inc. (j)(m)	Term Loan	SOFR + 6.00%	10.45%	1/3/2029	10,663,674	10,477,473	10,631,683

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Fertility (ITC) Investment Holdco, LLC / Fertility (ITC) Buyer, Inc. (f)(j)(m)	Delayed Draw Term Loan	SOFR + 6.00%	10.25%	1/3/2029	6,710,455	$6,571,310	$6,690,311
Future Care Associates LLC (j)(m)(n)	Term Loan	SOFR + 5.25%	9.71%	1/27/2029	17,172,260	16,870,204	16,966,193
Future Care Associates LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.25%	9.71%	1/27/2029	14,925,000	14,662,576	14,745,900
HAH Group Holding Co LLC (h)(m)(p)	Term Loan	SOFR + 5.00%	9.36%	9/24/2031	4,000,000	3,956,154	3,995,000
Houseworks Holdings, LLC (j)(o)	Term Loan	SOFR + 5.25%	9.58%	12/16/2028	4,900,000	4,752,990	4,900,000
Houseworks Holdings, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 5.25%	9.56%	12/16/2028	63,776	52,253	63,776
Houseworks Holdings, LLC (j)(n)	Term Loan	SOFR + 5.25%	9.76%	12/16/2028	3,022,959	2,949,637	3,022,959
Houseworks Holdings, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.25%	9.76%	12/16/2028	264,643	238,897	264,643
NE Ortho Management Services, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	12/13/2030	—	(114,829)	(115,932)
NE Ortho Management Services, LLC (f)(j)(m)	Revolving Credit Facility	—	—	12/13/2030	—	(28,726)	(28,983)
NE Ortho Management Services, LLC (j)(m)(n)	Term Loan	SOFR + 5.00%	9.40%	12/13/2030	12,559,298	12,372,236	12,370,909
NE Ortho Management Services, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	12/13/2030	—	(43,061)	(43,474)
The Smilist DSO, LLC (j)(m)(n)(o)	Term Loan	SOFR + 6.00%	10.33%	4/4/2029	17,050,984	16,708,657	17,050,984
The Smilist DSO, LLC (f)(j)(m)	Revolving Credit Facility	—	—	4/4/2029	—	(17,819)	—
The Smilist DSO, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 6.00%	10.33%	4/4/2029	3,181,396	3,115,050	3,181,396
The Smilist DSO, LLC (j)(m)	Delayed Draw Term Loan	SOFR + 6.00%	10.33%	4/4/2029	4,609,787	4,520,679	4,609,787
The Smilist DSO, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	4/4/2029	—	(49,007)	(49,182)
Tiger Healthcare Buyer, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 6.00%	10.33%	2/27/2030	5,765,758	5,615,733	5,719,586
Tiger Healthcare Buyer, LLC (j)(m)(n)(o)	Term Loan	SOFR + 6.00%	10.33%	2/27/2030	11,165,625	10,939,581	11,076,300
Tiger Healthcare Buyer, LLC (f)(j)(m)	Revolving Credit Facility	—	—	2/27/2030	—	(19,398)	(8,000)
VIP Medical US Buyer, LLC (j)(m)(n)	Term Loan	SOFR + 5.75%	10.21%	12/12/2028	5,502,700	5,387,943	5,502,700

						194,457,505	196,742,990	25.38%

Health Care Supplies
C2DX, Inc (j)(m)(n)	Term Loan	SOFR + 5.25%	9.76%	3/19/2030	7,576,106	7,473,127	7,576,106
C2DX, Inc (f)(j)(m)	Revolving Credit Facility	SOFR + 5.25%	9.76%	3/19/2030	221,614	195,713	221,614
C2DX, Inc (f)(j)(m)	Delayed Draw Term Loan	—	—	3/19/2030	—	(64,513)	—

						7,604,327	7,797,720	1.01%

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Health Care Technology
Alegeus Technologies Holdings Corp (j)(m)(n)(o)	Term Loan	SOFR + 6.75%	11.30%	11/5/2029	32,868,954	$32,071,156	$32,047,230
Benefit Plan Administrators Of Eau Claire, LLC (k)(m)(n)(o)	Term Loan	SOFR + 4.75%	9.30%	11/1/2030	17,078,802	16,867,350	16,865,317
Benefit Plan Administrators Of Eau Claire, LLC (f)(k)(m)	Revolving Credit Facility	—	—	11/1/2030	—	(34,622)	(35,581)
Benefit Plan Administrators Of Eau Claire, LLC (f)(k)(m)	Delayed Draw Term Loan	—	—	11/1/2030	—	(57,667)	(59,301)
Harmony Hit US Holdings Inc (j)(m)(n)	Term Loan	SOFR + 5.00%	9.53%	12/3/2030	23,474,363	23,183,697	23,180,933
Harmony Hit US Holdings Inc (f)(j)(m)	Delayed Draw Term Loan	—	—	12/3/2030	—	(29,112)	(29,550)
Harmony Hit US Holdings Inc (f)(j)(m)	Revolving Credit Facility	—	—	12/3/2030	—	(49,011)	(49,688)
RxStrategies, Inc. (j)(m)(n)(o)	Term Loan	SOFR + 5.25%	9.84%	8/12/2030	29,441,434	29,022,957	29,176,461
RxStrategies, Inc. (f)(j)(m)	Revolving Credit Facility	—	—	8/12/2030	—	(35,163)	(22,500)

						100,939,585	101,073,321	13.04%

Home Improvement Retail
Kodiak BP LLC (h)(m)(p)	Term Loan	SOFR + 3.75%	8.27%	11/26/2031	1,645,000	1,636,775	1,644,408
LBM Acquisition LLC (h)(k)(m)(p)	Term Loan	SOFR + 3.75%	8.30%	6/6/2031	3,980,000	3,942,964	3,940,638

						5,579,739	5,585,046	0.72%

Hotels, Resorts & Cruise Lines
Horizon US Finco LP (h)(m)(p)	Term Loan	SOFR + 4.25%	8.68%	12/22/2031	4,000,000	3,960,000	3,975,000

						3,960,000	3,975,000	0.51%

Industrial Machinery & Supplies & Components
Astro Acquisition LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.50%	9.82%	12/13/2027	24,812,500	24,621,282	24,812,500
Endurance PT Technology Buyer Corporation (j)(n)	Term Loan	SOFR + 5.50%	9.86%	2/28/2030	18,062,410	17,737,691	18,062,410
Endurance PT Technology Buyer Corporation (f)(j)(m)	Revolving Credit Facility	—	—	2/28/2030	—	(17,266)	—
Endurance PT Technology Buyer Corporation (j)(m)(n)(o)	Term Loan	SOFR + 5.25%	9.61%	2/28/2030	15,124,891	14,878,093	15,079,516
LACO Industries, LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.00%	9.33%	7/2/2030	17,838,312	17,582,212	17,642,091
LACO Industries, LLC (f)(j)(m)	Revolving Credit Facility	—	—	7/2/2030	—	(20,517)	(16,359)

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Lake Air Products, LLC (j)(m)(n)	Term Loan	SOFR + 7.00%	11.48%	1/9/2029	10,843,724	$10,600,833	$10,843,724
LGC US Finco, LLC (j)(m)(p)	Term Loan	SOFR + 6.50%	10.97%	12/20/2025	5,699,907	5,631,245	5,580,209
MoboTrex, LLC (j)(m)(n)	Term Loan	SOFR + 5.25%	9.58%	6/7/2030	6,876,424	6,748,712	6,738,896
MoboTrex, LLC (j)(m)	Delayed Draw Term Loan	SOFR + 5.25%	9.58%	6/7/2030	3,987,103	3,914,690	3,907,361
MoboTrex, LLC (f)(j)(m)	Revolving Credit Facility	—	—	6/7/2030	—	(48,706)	(52,115)
MoboTrex, LLC (j)(m)	Term Loan	SOFR + 5.25%	9.58%	6/7/2030	5,858,319	5,745,416	5,741,153

						107,373,685	108,339,386	13.98%

Insurance Brokers
Alera Group, Inc. (f)(k)(m)	Delayed Draw Term Loan	SOFR + 5.75%	10.09%	9/30/2028	2,547,695	2,527,357	2,547,695

						2,527,357	2,547,695	0.33%

Internet Services & Infrastructure
Constant Contact Inc (h)(k)(m)(p)	Term Loan	SOFR + 4.00%	8.92%	2/10/2028	993,290	984,225	884,028
Peraton Corp (h)(k)(m)(p)	Term Loan	SOFR + 3.75%	8.21%	2/1/2028	4,947,470	4,947,470	4,593,924

						5,931,695	5,477,952	0.70%

Leisure Facilities
United PF Holdings LLC (h)(m)(p)	Term Loan	SOFR + 4.00%	8.85%	12/30/2026	2,992,147	2,896,442	2,872,461

						2,896,442	2,872,461	0.37%

Life Sciences Tools & Services
WCI-BXC Purchaser, LLC (f)(k)(m)	Revolving Credit Facility	—	—	11/6/2029	—	(20,315)	—
WCI-BXC Purchaser, LLC (k)(m)(n)(o)	Term Loan	SOFR + 6.25%	10.78%	11/6/2030	27,138,040	26,530,682	27,138,040

						26,510,367	27,138,040	3.50%

Office Services & Supplies
MSE Supplies, LLC (j)(n)	Term Loan	SOFR + 5.00%	9.51%	8/14/2030	6,732,710	6,620,730	6,665,383
MSE Supplies, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 5.00%	9.33%	8/14/2030	168,740	140,883	151,866

						6,761,613	6,817,249	0.88%

Oil & Gas Refining & Marketing
EG America LLC (h)(l)(m)(p)	Term Loan	SOFR + 4.25%	8.60%	2/7/2028	6,516,863	6,428,512	6,583,371

						6,428,512	6,583,371	0.85%

Packaged Foods & Meats
CCI Prime, LLC (j)(m)(n)(o)	Term Loan	SOFR + 6.00%	10.33%	10/18/2029	19,626,901	19,205,310	19,195,109
CCI Prime, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 6.00%	10.33%	10/18/2029	1,597,546	1,557,255	1,553,613
CCI Prime, LLC (f)(j)(m)	Revolving Credit Facility	—	—	10/18/2029	—	(20,106)	(22,000)

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Midas Foods International LLC (j)(m)	Term Loan	SOFR + 6.25%	10.61%	4/30/2029	4,005,261	$3,931,841	$3,941,177
Midas Foods International LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 6.25%	10.61%	4/30/2029	5,233,004	5,127,674	5,136,395
Midas Foods International LLC (f)(j)(m)	Revolving Credit Facility	—	—	4/30/2029	—	(35,015)	(32,203)
Sabrosura Foods, LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.00%	9.33%	8/22/2029	24,718,551	24,361,625	24,273,617
Sabrosura Foods, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.00%	9.52%	8/22/2029	246,818	195,889	170,922
Sabrosura Foods, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 5.00%	9.52%	8/22/2029	798,799	766,646	757,323

						55,091,119	54,973,953	7.10%

Paper & Plastic Packaging Products & Materials
PLA Buyer, LLC (j)(m)(n)	Term Loan	SOFR + 6.50%	11.01%	11/22/2029	29,109,378	28,541,033	28,527,190
PLA Buyer, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	11/22/2029	—	(35,604)	(36,387)
PLA Buyer, LLC (f)(j)(m)	Revolving Credit Facility	—	—	11/22/2029	—	(71,200)	(72,773)

						28,434,229	28,418,030	3.67%

Pharmaceuticals
Alcami Corporation (j)(m)(n)(o)	Term Loan	SOFR + 7.00%	11.66%	12/21/2028	9,800,001	9,464,130	9,800,001

						9,464,130	9,800,001	1.26%

Property & Casualty Insurance
Asurion LLC (h)(m)	Term Loan	SOFR + 4.25%	8.71%	8/19/2028	4,949,622	4,944,581	4,949,622

						4,944,581	4,949,622	0.64%

Research & Consulting Services
NAM Acquisition Co LLC (k)(m)(n)(o)	Term Loan	SOFR + 5.00%	9.25%	7/16/2030	11,599,040	11,431,450	11,483,050
NAM Acquisition Co LLC (f)(k)(m)	Delayed Draw Term Loan	—	—	7/16/2030	—	(22,512)	(8,075)
NAM Acquisition Co LLC (f)(k)(m)	Revolving Credit Facility	—	—	7/16/2030	—	(22,430)	(16,150)
RPX Corporation (j)(m)(n)(o)	Term Loan	SOFR + 5.50%	10.02%	8/2/2030	21,724,409	21,408,326	21,507,165
RPX Corporation (f)(j)(m)	Revolving Credit Facility	—	—	8/2/2030	—	(27,103)	(19,359)

						32,767,731	32,946,631	4.25%

Security & Alarm Services
Allied Universal Holdco LLC (h)(l)(m)(p)	Term Loan	SOFR + 3.75%	8.21%	5/14/2028	5,921,311	5,911,131	5,935,581

						5,911,131	5,935,581	0.77%

Soft Drinks & Non-alcoholic Beverages
Naked Juice LLC (h)(m)(p)	Term Loan	SOFR + 3.00%	7.43%	1/24/2029	3,969,465	3,871,624	2,599,325
Refresh Buyer LLC (k)(m)(n)(o)	Term Loan	SOFR + 4.50%	9.58%	12/23/2028	11,139,260	10,955,629	11,072,424

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Refresh Buyer LLC (f)(k)(m)	Delayed Draw Term Loan	—	—	12/23/2028	—	$(21,950)	$—

						14,805,303	13,671,749	1.77%

Specialized Consumer Services
Door Pro Buyer, LLC (j)(m)	Term Loan	SOFR + 6.50%	10.93%	11/2/2029	12,444,808	12,175,117	12,034,129
Door Pro Buyer, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	11/2/2029	—	(103,617)	(208,942)
Door Pro Buyer, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 6.50%	10.93%	11/2/2029	1,019,231	950,361	907,116
Mustang Prospects Purchaser LLC (k)(m)(n)(o)	Term Loan	SOFR + 5.00%	9.33%	6/13/2031	15,560,107	15,411,617	15,404,506
Mustang Prospects Purchaser LLC (f)(k)(m)	Delayed Draw Term Loan	SOFR + 5.00%	9.51%	6/13/2031	1,992,304	1,966,235	1,964,428
Mustang Prospects Purchaser LLC (f)(k)(m)	Revolving Credit Facility	—	—	6/13/2031	—	(21,107)	(22,883)
Quick Roofing Acquisition, LLC (j)(n)(o)	Term Loan	SOFR + 5.75%	10.18%	12/22/2029	10,549,180	10,318,807	10,401,491
Quick Roofing Acquisition, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 5.75%	10.21%	12/22/2029	400,000	379,183	386,000
Quick Roofing Acquisition, LLC (j)(m)	Delayed Draw Term Loan	SOFR + 5.75%	10.37%	12/22/2029	13,893,676	13,603,685	13,699,165
Quick Roofing Acquisition, LLC (j)(m)(n)	Term Loan	SOFR + 5.75%	10.37%	12/22/2029	11,063,892	10,902,402	10,908,998
Quick Roofing Acquisition, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	12/22/2029	—	(110,534)	(101,607)
Roofing Services Solutions LLC (j)(m)(n)	Term Loan	SOFR + 5.25%	9.77%	11/27/2029	18,243,899	17,972,127	17,970,241
Roofing Services Solutions LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.25%	9.60%	11/27/2029	4,086,633	3,925,399	3,922,438
Roofing Services Solutions LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 5.25%	9.77%	11/27/2029	364,878	283,346	282,780
SCP WQS Buyer, LLC (j)(m)(n)	Term Loan	SOFR + 5.25%	9.58%	10/2/2028	7,599,830	7,461,302	7,584,630
SCP WQS Buyer, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.25%	9.58%	10/2/2028	10,678,098	10,256,944	10,602,897
SCP WQS Buyer, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 5.25%	9.58%	10/2/2028	305,334	275,014	301,119
Solid Ground Solutions Acquisitions Inc (j)(m)	Term Loan	SOFR + 5.00%	9.33%	5/6/2029	5,836,884	5,743,188	5,801,863
Solid Ground Solutions Acquisitions Inc (f)(j)(m)	Delayed Draw Term Loan	—	—	5/6/2029	—	(56,268)	—
Solid Ground Solutions Acquisitions Inc (f)(j)(m)	Revolving Credit Facility	—	—	5/6/2029	—	(28,006)	(10,999)
Spin Holdco Inc (h)(k)(m)(p)	Term Loan	SOFR + 4.00%	8.71%	3/4/2028	4,948,586	4,481,944	4,155,674
USW Buyer, LLC (j)(n)	Term Loan	SOFR + 6.25%	10.68%	11/3/2028	4,738,704	4,619,432	4,354,869
USW Buyer, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 6.25%	10.68%	11/3/2028	8,299,458	8,151,550	7,460,352

						128,558,121	127,798,265	16.51%

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Specialized Finance
Nexus Buyer LLC (h)(m)(p)	Term Loan	SOFR + 4.00%	8.36%	7/18/2031	7,481,250	$7,443,844	$7,499,953
WH Borrower LLC (h)(l)(m)	Term Loan	SOFR + 5.50%	10.15%	2/15/2027	9,874,372	9,524,229	9,973,116

						16,968,073	17,473,069	2.26%

Specialty Chemicals
Herens US Holdco Corp (h)(k)(m)(p)	Term Loan	SOFR + 3.93%	8.35%	7/3/2028	3,970,075	3,891,554	3,886,624
M2S Group Intermediate Holdings Inc (h)(l)(m)(p)	Term Loan	SOFR + 4.75%	9.09%	8/22/2031	4,885,057	4,553,145	4,704,945
USALCO, LLC (h)(l)(m)(p)	Term Loan	SOFR + 4.00%	8.36%	9/30/2031	598,352	595,383	602,091
USALCO, LLC (f)(h)(l)(m)(p)	Delayed Draw Term Loan	—	—	9/30/2031	—	—	385

						9,040,082	9,194,045	1.19%

Trading Companies & Distributors
Belt Power Holdings LLC (j)(m)(n)	Term Loan	SOFR + 5.50%	9.96%	8/22/2028	6,402,500	6,335,009	6,402,500
Belt Power Holdings LLC (j)(n)	Term Loan	SOFR + 5.50%	9.96%	8/22/2028	1,720,545	1,690,641	1,720,545
Foundation Building Materials Inc (h)(m)	Term Loan	SOFR + 4.00%	8.59%	1/29/2031	6,940,038	6,931,644	6,821,225

						14,957,294	14,944,270	1.93%

Transaction & Payment Processing Services
MoneyGram International Inc (h)(l)(m)(p)	Term Loan	SOFR + 4.75%	9.15%	6/3/2030	9,428,750	9,405,178	9,159,371

						9,405,178	9,159,371	1.18%

Total First Lien Debt						1,282,630,555	1,288,880,288	166.38%

Second Lien Debt
Diversified Financial Services
STG Distribution, LLC (i)(m)(p)	Term Loan	SOFR + 7.50%	12.12%	9/30/2029	8,715,502	8,715,502	6,536,627

						8,715,502	6,536,627	0.84%

Property & Casualty Insurance
Asurion LLC (h)(m)	Term Loan	SOFR + 5.25%	9.72%	1/31/2028	2,000,000	1,943,654	1,948,580
Asurion LLC (h)(m)	Term Loan	SOFR + 5.25%	9.72%	1/20/2029	5,000,000	4,797,315	4,814,050

						6,740,969	6,762,630	0.87%

Total Second Lien Debt						15,456,471	13,299,257	1.71%

Equity
Air Freight & Logistics
SCP 3PL Topco, LLC (p)(q)	Common Units				1,351	6,754	6,754
SCP 3PL Topco, LLC (p)(q)	Class B Units				128	128,320	128,320

						135,074	135,074	0.02%

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Diversified Support Services
Air Control Concepts Holdings, L.P. (p)(q)	Class A-1 Units				11,004	$110,035	$390,845
Identiti Holdings LLC (q)	Class A Units				173,822	173,822	177,298
Perimeter Solutions Holdings, LP (m)(q)	Common Units				185,860	185,860	185,860

						469,717	754,003	0.09%

Environmental & Facilities Services
Dragonfly Ultimate Holdings LLC (q)	Class A Units				293,460	293,460	319,871
Erosion Holdings, LLC (q)	Class A Units				175	175,230	164,523

						468,690	484,394	0.06%

Health Care Services
DPT Management, LLC (q)	Preferred Units				143,721	445,535	445,535
NE Ortho Holdings, LLC (q)	Class B Membership Units				135	135,254	135,260
Tiger Healthcare Holdings, LLC (m)(q)	Class A Interest				438,750	562,500	522,113

						1,143,289	1,102,908	0.15%

Health Care Technology
RXS Enterprises LLC (m)(q)	Preferred Units				74,735	401,494	414,029
RXS Enterprises LLC (m)(q)	Senior Preferred Units				119,927	119,927	119,927

						521,421	533,956	0.07%

Human Resource & Employment Services
FCA Partners LLC (p)(q)	Common Units				200,000	2	2
FCA Partners LLC (p)(q)	Class A Preferred Units				200,000	200,000	124,000

						200,002	124,002	0.02%

Industrial Machinery & Supplies & Components
Endurance PT Technology Holdings LLC (m)(q)	Common Units				464	46,374	69,544
Endurance PT Technology Holdings LLC (m)(q)	Preferred Units				417	417,367	433,042
MoboTrex Ultimate Holdings, LLC (q)	Class A-2 Units				684,709	684,709	1,027,063

						1,148,450	1,529,649	0.20%

Life Sciences Tools & Services
WCI-BXC Investment Holdings LP (m)(p)(q)	Equity Interest					588,357	540,811

						588,357	540,811	0.07%

Office Services & Supplies
MSE Acquisitions Inc (m)(q)	Series A Preferred Stock				337	337,479	386,543

						337,479	386,543	0.05%

Packaged Foods & Meats
CCI Prime Holdings, LLC (q)	Series A Preferred Units				428	427,914	366,201

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
MFI Group Holdings LLC (q)	Class A Units				238	$238,109	$244,768
Sabrosura Super Holdings LLC (m)(q)	Class A Interests				241,693	290,031	258,611

						956,054	869,580	0.11%

Specialized Consumer Services
Door Pro Holdings LLC (m)(q)	Class A Units				370	356,107	164,180
NAM Group Holdings, LLC (q)	Class A Units				282,628	282,628	319,369
Quick Roofing Topco, LLC (m)(q)	Class A Interest				426,230	426,230	1,359,672
Roofing Services Solutions Holdings LLC (q)	Common Units				292	—	—
Roofing Services Solutions Holdings LLC (q)	Series A Preferred Units				292	364,878	364,879
Solid Ground Solutions Investment LLC (m)(q)	Class A Units				366,638	366,638	395,970

						1,796,481	2,604,070	0.34%

Total Equity						7,765,014	9,064,990	1.18%

Money Market Mutual Funds
Mutual Funds
State Street Institutional Treasury Plus Money Market Fund - 4.34% (h)(r)(s)	Investor Class Units				10,026,024	10,026,024	10,026,024

						10,026,024	10,026,024	1.29%

Total Money Market Mutual Funds						10,026,024	10,026,024	1.29%

Total Investments — non-controlled/ non-affiliate						1,315,878,064	1,321,270,559	170.56%

Investments — non-controlled/ affiliate
Fixed Income Mutual Funds
Mutual Funds
Fidelity Floating Rate Central Fund (h)(m)(p)(g)	Mutual Fund				276,258	26,857,957	27,139,548
Fidelity High Income Central Fund (h)(m)(p)(g)	Mutual Fund				194,349	20,470,025	20,830,333

						47,327,982	47,969,881	6.19%

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Total Fixed Income Mutual Funds						$47,327,982	$47,969,881	6.19%

Total Investments — non-controlled/ affiliate						47,327,982	47,969,881	6.19%

Total Investment Portfolio						$1,363,206,046	$1,369,240,440	176.75%

(a)	All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted.
(b)
Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to Secured Overnight Funds Rate (SOFR) or Canadian Overnight Repo Rate Average (CORRA) which resets monthly, quarterly, or semi-annually. For each loan, the Fund has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2024.

(c)	The total par amount is presented for debt investments and the number of shares or units owned is presented for equity investments.
(d)	All debt investments are shown at amortized cost. All equity investments are shown at identified cost.
(e)	Unless otherwise indicated, investments were valued using unobservable inputs and are considered Level 3 investments.
(f)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused and/or letter of credit commitment fees. Negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. Negative fair value is the result of the unfunded commitment being valued below par and/or the capitalized discount on the loan. The unfunded loan commitment may be subject to a commitment termination date and may expire prior to the maturity date stated. See Notes to Consolidated Financial Statements for more information on the Fund’s unfunded commitments.

(g)
Affiliated fund. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, the fund’s financial statements are available on the SEC’s website or upon request.

(h)	These investments were not valued using unobservable inputs and are not considered Level 3 investments.
(i)	The interest rate floor on these investments as of December 31, 2024 was 1.50%.
(j)	The interest rate floor on these investments as of December 31, 2024 was 1.00%.
(k)	The interest rate floor on these investments as of December 31, 2024 was 0.75%.
(l)	The interest rate floor on these investments as of December 31, 2024 was 0.50%.
(m)	Security or portion of the security is pledged as collateral for JPMorgan Lending Facility.
(n)	Security or portion of the security is pledged as collateral for BSPV Facility.
(o)	Security or portion of the security is pledged as collateral for CSPV Facility.
(p)
The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Fund may not acquire any non-qualifying
asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Fund’s total assets. As of December 31, 2024, non-qualifying
assets amounted to $209,006,521 which represents 14.7% of total assets as calculated in accordance with regulatory requirements.

(q)
Restricted securities (including private placements) – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,064,990 or 1.2% of net assets.

Additional information on each restricted holding is as follows:

Investment	Type	Acquisition Date	Acquisition Cost ($)
Air Control Concepts Holdings, L.P.	Class A-1 Units	3/7/2023	110,035
CCI Prime Holdings, LLC	Series A Preferred Units	10/1/2023	427,914
Door Pro Holdings LLC	Class A Units	10/23/2023	356,107
DPT Management, LLC	Preferred Units	12/9/2024	445,535
Dragonfly Ultimate Holdings LLC	Class A Units	8/1/2024	293,460
Endurance PT Technology Holdings LLC	Common Units	2/26/2024	46,374
Endurance PT Technology Holdings LLC	Preferred Units	2/28/2024	417,367
Erosion Holdings, LLC	Class A Units	9/2/2024	175,230
FCA Partners LLC	Common Units	12/26/2022	2
FCA Partners LLC	Class A Preferred Units	4/13/2023	200,000
Identiti Holdings LLC	Class A Units	10/13/2024	173,822
MFI Group Holdings LLC	Class A Units	4/8/2024	238,109
MoboTrex Ultimate Holdings, LLC	Class A-2 Units	5/17/2024	684,709
MSE Acquisitions Inc	Series A Preferred Stock	7/18/2024	337,479
NAM Group Holdings, LLC	Class A Units	7/1/2024	282,628
NE Ortho Holdings, LLC	Class B Membership Units	11/4/2024	135,254
Perimeter Solutions Holdings, LP	Common Units	9/11/2024	185,860
Quick Roofing Topco, LLC	Class A Interest	11/15/2023	426,230
Roofing Services Solutions Holdings LLC	Common Units	11/14/2024	—
Roofing Services Solutions Holdings LLC	Series A Preferred Units	11/26/2024	364,878
RXS Enterprises LLC	Preferred Units	8/7/2024	401,494
RXS Enterprises LLC	Senior Preferred Units	8/7/2024	119,927
Sabrosura Super Holdings LLC	Class A Interests	8/13/2024	290,031
SCP 3PL Topco, LLC	Common Units	11/13/2024	6,754
SCP 3PL Topco, LLC	Class B Units	11/20/2024	128,320

Investment	Type	Acquisition Date	Acquisition Cost ($)
Solid Ground Solutions Investment LLC	Class A Units	4/14/2024	366,638
Tiger Healthcare Holdings, LLC	Class A Interest	1/18/2024	562,500
WCI-BXC Investment Holdings LP	Equity Interest	10/23/2023	588,357

(r)	The rate quoted is the annualized seven-day yield of the fund at period end.
(s)	Security is classified as a short-term security.
(t)	The par value of these investments is stated in Canadian Dollars.

MANAGEMENT OF THE FUND
Board
Our business and affairs are managed under the direction of our Board of Trustees. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, including, among other things, the oversight of our investment activities, the valuation of our assets, review of contractual arrangements with companies that provide services to the Fund, oversight of our financing arrangements and corporate governance activities. Our Board consists of four members, three of whom are not “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our Board. We refer to these individuals as “Independent Trustees”. Our Board elects our executive officers, who serve at the discretion of the Board.
Trustees
Information regarding the Board is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Number of Companies in Fund Complex overseen by Director	Other Trusteeships Held by Trustee

Interested Trustees

David B. Jones	1962	Chairman of the Board of Trustees	Since 2022	Served in a variety of positions at Fidelity Investments (1982-2008), retiring as a Senior Vice President.	5	Trustee, Fidelity Greenwood Street Trust; Trustee, Fidelity Multi-Strategy Credit Fund; Director, Fidelity Private Credit Company LLC; Trustee, Variable Insurance Products Fund VI

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Number of Companies in Fund Complex overseen by Director	Other Trusteeships Held by Trustee

Independent Trustees

Jennifer M. Birmingham	1971	Trustee	Since 2022	Managing Director of Princeton University Investment Company (PRINCO) (2010-present); variety of positions at Deutsche Bank Asset Management (2002-2010), including Managing Director, Global	5	Trustee, Fidelity Greenwood Street Trust; Trustee, Fidelity Multi-Strategy Credit Fund; Director, Fidelity Private Credit Company LLC; Trustee, Variable Insurance Products Fund VI

Chief Financial Officer of DB Advisors and Deutsche Insurance Asset Management, Americas Chief Financial Officer of DWS Americas and various legal entities (2005-2010); Investors Bank and Trust Company (1997-2002) and Deloitte & Touche LLP (1993-1997).

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Number of Companies in Fund Complex overseen by Director	Other Trusteeships Held by Trustee

Matthew J. Conti	1966	Trustee	Since 2022	Variety of positions at Fidelity Investments, including as a portfolio manager to certain Fidelity ® funds (2000-2018) and research analyst (1995-2003). Serves as a member of the Board of Directors of the Rose Kennedy Greenway Conservancy (2021-present).	5	Trustee, Fidelity Greenwood Street Trust; Trustee, Fidelity Multi-Strategy Credit Fund; Director, Fidelity Private Credit Company LLC; Trustee, Variable Insurance Products Fund VI

Tara C. Kenney	1960	Trustee	Since 2022	Senior Vice President of Boston Common Asset Management (2017-2020). Managing Director in a	5	Trustee, Fidelity Greenwood Street Trust; Trustee, Fidelity Multi-Strategy Credit

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Number of Companies in Fund Complex overseen by Director	Other Trusteeships Held by Trustee

variety of roles for Deutsche Asset Management (2003-2016) as well as Scudder Investments where she was a Portfolio Manager (1995-2003). Serves as a Board member for a number of non-profit
organizations and academic institutions, including Catholic Charities USA (2017-present) and the Kellogg Institute for International Studies at the University of Notre Dame (2002-present). Adjunct professor of finance at the University of Notre Dame.
Fund; Director, Fidelity Private Credit Company LLC; Trustee, Variable Insurance Products Fund VI
The address for each trustee is c/o Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board will be divided into three classes of trustees serving staggered terms of three years each.

Executive Officers Who are Not Trustees
Information regarding our executive officers who are not Trustees is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years

Heather Bonner	1977	President and Treasurer	Since 2023
Senior Vice President, Asset Management Treasurer’s Office (2022-present) and is an employee of Fidelity Investments (2022-present). Prior to joining Fidelity, Ms. Bonner was Managing Director at AQR Capital Management (2013-2022) and Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).

Stephanie Caron	1969	Chief Financial Officer	Since 2024	Head of Fidelity Fund and Investment Operations (2024-present) and is an employee of Fidelity Investments (2016-present). Head of Investment Services for Strategic Advisers LLC (2019-2024).

David Gaito	1976	Vice President	Since 2022
Head of Direct Lending in the High Income and Alternatives division at Fidelity Investments (2021-present) and is an employee of Fidelity Investments (2021-present). Prior to joining Fidelity Investments, Mr. Gaito held several senior roles at PNC Corporate and Institutional Banking (1999-2021). He was most recently an executive vice president and division executive for PNC’s middle market senior secured lending platform.

Robert Gannon	1972	Vice President	Since 2024
Head of Portfolio Optimization, Direct Lending in the High Income and Alternatives division at Fidelity Investments (2025-present). Head of Credit Alternatives Investment Services, including Fidelity Agency Services, in the High Income and Alternatives division at Fidelity Investments (2021-2025) and is an employee of Fidelity Investments.

Therese Icuss	1983	Vice President	Since 2022
Managing Director of underwriting and credit in the High Income and Alternatives division at Fidelity Investments (2021-present) and is an employee of Fidelity Investments (2021-present). Prior to joining Fidelity Investments, Ms. Icuss was co-head
of underwriting at Twin Brook Capital Partners from 2019-2021, Director (2018-2019) and VP (2016-2017).

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years

Hadi Husain	1982	Vice President	Since 2024
Head of Credit Alternatives Investment Services in the High Income and Alternatives division at Fidelity Investments (2024-present) and is an employee of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Husain was Chief Financial Officer at Above Lending (2023-2024) and Head of Liability Management at Kohlberg Kravis Roberts & Co LLP (2018-2023).

Harley Lank	1968	Vice President	Since 2023
Head of Fidelity Investments’ High Income and Alternatives division (2019-present), is an employee of Fidelity Investments (1996-present), and a portfolio manager for certain Fidelity funds and products.

Nicole Macarchuk	1968	Secretary and Chief Legal Officer	Since 2024
Senior Vice President, Deputy General Counsel of FMR LLC (2024-present), and is an employee of Fidelity Investments. Prior to joining Fidelity, Ms. Macarchuk was a Partner at Dechert LLP (2022-2024), Managing Director, Chief Operating Officer and General Counsel for Angel Island Capital, LLC (2019-2022), and Managing Director, General Counsel Public Markets at Kohlberg Kravis Roberts & Co. (2010-2019).

Ksenia Portnoy	1980	Chief Compliance Officer	Since 2022
Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2021-present). Prior to joining Fidelity, worked in the asset management divisions of Morgan Stanley Investment Management (investment adviser firm, 2020-2021), Mizuho (investment adviser firm, 2015-2020), Guggenheim Partners (investment adviser firm, 2012-2015) and Neuberger Berman (formerly, Lehman Brothers (investment adviser firm, 2008-2012).

Christopher Quinlan	1963	Vice President	Since 2024	Head of Investment Services in the High Income and Alternatives division at Fidelity Investments (2019-present) and is an employee of Fidelity Investments.

Jeffrey Scott	1975	Vice President	Since 2022
Managing Director of originations in the High Income and Alternatives division at Fidelity Investments (2021-present) and is an employee of Fidelity Investments (2021-present). Prior to joining Fidelity Investments, Mr. Scott was a Managing Director at Madison Capital Funding (now Apogem Capital) (2013-2021).

The address for each executive officer is c/o Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Biographical Information
The following is information concerning the business experience of our Board and executive officers. Our Trustees have been divided into two groups—Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.
Interested Trustees
David B. Jones. Chair of the Board of Trustees. Mr. Jones also serves as Trustee of other Fidelity
®
 funds. Prior to his retirement, Mr. Jones served in a variety of positions at Fidelity Investments (1982-2008), retiring as a Senior Vice President. His duties included new product development, serving as a liaison to the board of trustees of various Fidelity
®
funds, and development of policies and procedures for fund investments in derivatives and complex securities. He also served on the FMR Fair Value Committee, which is responsible for day-to-day
valuation activities for various Fidelity
®
funds.
Independent Trustees
Jennifer M. Birmingham. Trustee. Ms. Birmingham also serves as Trustee of other Fidelity
®
 funds. Ms. Birmingham serves as Managing Director of Princeton University Investment Company (PRINCO) (2010-present). Previously, Ms. Birmingham served in a variety of positions at Deutsche Bank Asset Management (2002-2010), including Managing Director, Global CFO of DB Advisors and Deutsche Insurance Asset Management, Americas CFO of DWS Americas and various legal entities (2005-2010). Prior to Deutsche Bank, Ms. Birmingham was an employee of Investors Bank and Trust Company (1997-2002) and Deloitte & Touche LLP (1993-1997).
Matthew J. Conti. Trustee. Mr. Conti also serves as Trustee of other Fidelity
®
 funds. Prior to his retirement, Mr. Conti served in a variety of positions at Fidelity Investments, including as a portfolio manager to certain Fidelity
®
funds (2000-2018) and research analyst (1995-2003). Mr. Conti serves as a member of the Board of Directors of the Rose Kennedy Greenway Conservancy (2021-present).
Tara C. Kenney. Trustee. Ms. Kenney also serves as Trustee of other Fidelity
®
 funds. Prior to her retirement, Ms. Kenney served as Senior Vice President of Boston Common Asset Management (2017-2020). Previously, Ms. Kenney served as Managing Director in a variety of roles for Deutsche Asset Management (2003-2016) as well as Scudder Investments where she was a Portfolio Manager (1995-2003). Currently, Ms. Kenney serves as a Board member for a number of non-profit
organizations and academic institutions, including Catholic Charities USA (2017-present) and the Kellogg Institute for International Studies at the University of Notre Dame (2002-present). Ms. Kenney is also an adjunct professor of finance at the University of Notre Dame.
Executive Officers Who are not Trustees
Heather Bonner. President and Treasurer. Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022–present) and is an employee of Fidelity Investments (2022 – present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner was Managing Director at AQR Capital Management (2013-2022) and Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Stephanie Caron. Chief Financial Officer. Ms. Caron also serves as Chief Financial Officer of other funds. Ms. Caron is Head of Fidelity Fund and Investment Operations (2024-present) and is an employee of Fidelity Investments. Ms. Caron serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously, Ms. Caron was Head of Investment Services for Strategic Advisers LLC (investment adviser firm, 2019-2024).

David Gaito. Vice President. Mr. Gaito also serves as an officer of other funds. Mr. Gaito is Head of Direct Lending in the High Income and Alternatives division at Fidelity Investments (2021-present) and is an employee of Fidelity Investments (2021-present). Mr. Gaito serves as Chief Executive Officer, President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity Investments, Mr. Gaito held several senior roles at PNC Corporate and Institutional Banking (1999-2021). He was most recently an executive vice president and division executive for PNC’s middle market senior secured lending platform.
Robert Gannon. Vice President. Mr. Gannon also serves as an officer of other funds. Mr. Gannon is Head of Portfolio Optimization, Direct Lending in the High Income and Alternatives division at Fidelity Investments (2025—present ) and is an employee of Fidelity Investments. Previously, Mr. Gannon was Head of Credit Alternatives Investment Services, including Fidelity Agency Services in the High Income and Alternatives division at Fidelity Investments (2021-2025). Mr. Gannon serves as Assistant Treasurer of Fidelity Direct Lending LLC (2022-present).
Hadi Husain. Vice President. Mr. Husain also serves as an officer of other funds. Mr. Husain is Head of Credit Alternatives Financing in the High Income and Alternatives division at Fidelity Investments (2024-present) and is an employee of Fidelity Investments (2024-present). Prior to joining Fidelity Investments, Mr. Husain was Chief Financial Officer at Above Lending (2023-2024) and Head of Liability Management at Kohlberg Kravis Roberts & Co LLP (2018-2023).
Therese Icuss. Vice President. Ms. Icuss also serves as an officer of other funds. Ms. Icuss is Managing Director of underwriting and credit in the High Income and Alternatives division at Fidelity Investments (2021-present) and is an employee of Fidelity Investments (2021-present). Ms. Icuss serves as Vice President, Treasurer, Assistant Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity Investments, Ms. Icuss was co-head
of underwriting at Twin Brook Capital Partners (2019-2021), Director (2018-2019) and VP (2016-2017).
Harley Lank. Vice President. Mr. Lank also serves as an officer of other funds. Mr. Lank is Head of Fidelity Investments’ High Income and Alternatives division (2019-present), is an employee of Fidelity Investments, and a portfolio manager of certain Fidelity funds and other privately offered funds. Mr. Lank serves as Chief Executive Officer, President, Manager or Director of certain Fidelity entities. Previously, Mr. Lank managed various Fidelity funds and products.
Nicole Macarchuk. Chief Legal Officer and Secretary. Ms. Macarchuk also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Macarchuk is a Senior Vice President, Deputy General Counsel (2024-present) and is an employee of Fidelity Investments (2024-present). Prior to joining Fidelity, Ms. Macarchuk was a Partner at Dechert LLP (law firm, 2022-2024), where she focused her corporate practice on financial services and asset management industry. Prior to joining Dechert LLP, Ms. Macarchuk was Managing Director, Chief Operating Officer and General Counsel for Angel Island Capital, LLC (2019-2022) and Managing Director, General Counsel Public Markets at Kohlberg Kravis Roberts & Co. (2010-2019).
Ksenia Portnoy. Chief Compliance Officer. Ms. Portnoy also serves as Chief Compliance Officer of other funds. Ms. Portnoy is a Senior Vice President of Asset Management Compliance (2021-present) and is an employee of Fidelity Investments (2021-present). Prior to joining Fidelity, Ms. Portnoy worked in the asset management divisions of Morgan Stanley Investment Management (investment adviser firm, 2020-2021), and Mizuho (investment adviser firm, 2015-2020).
Christopher Quinlan. Vice President. Mr. Quinlan also serves as an officer of other funds. Mr. Quinlan is Head of Investment Services for the High Income and Alternatives division at Fidelity Investments (2019-present) and is an employee of Fidelity Investments. Mr. Quinlan has held a variety of senior roles since he began his career in 1985.

Jeffrey Scott. Vice President. Mr. Scott also serves as an officer of other funds. Mr. Scott is Managing Director of originations in the High Income and Alternatives division at Fidelity Investments (2021-present) and is an employee of Fidelity Investments (2021-present). Prior to joining Fidelity Investments, Mr. Scott was Managing Director at Madison Capital Funding (now Apogem Capital) (2013-2021).
Non-Executive
Officers Who are not Trustees
Joseph Benedetti. Assistant Secretary. Mr. Benedetti also serves as Assistant Secretary of other funds. Mr. Benedetti is a Senior Vice President, Deputy General Counsel (2020-present) and is an employee of Fidelity Investments (2020-present). Mr. Benedetti serves as Assistant Secretary of Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present) and Secretary of certain other Fidelity entities. Previously, Mr. Benedetti served as Secretary of Fidelity Diversifying Solutions LLC (2021-2022). Prior to joining Fidelity, Mr. Benedetti was Assistant General Counsel at Invesco (investment adviser firm, 2019-2020) and Senior Vice President and Managing Counsel at OppenheimerFunds Inc. (investment adviser firm, 2017-2019).
Craig S. Brown. Assistant Treasurer. Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity
®
funds (2019-2022).
Nati Davidi. Assistant Secretary. Ms. Davidi also serves as Assistant Secretary of other funds. Ms. Davidi is a Vice President, Associate General Counsel (2013-present) and is an employee of Fidelity Investments. Previously, Ms. Davidi served as Assistant Secretary of the North Carolina Capital Management Trust (2016-2022).
Jonathan Davis. Assistant Treasurer. Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato. Assistant Treasurer. Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan. Assistant Treasurer. Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity
®
funds (2016-2020) and Assistant Treasurer of certain Fidelity
®
funds (2016-2018).
Chris Maher. Assistant Treasurer. Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Stacie M. Smith. Assistant Treasurer. Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Joyce Todisco. Deputy Treasurer. Ms. Todisco also serves as an officer of other funds. Ms. Todisco is a Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Todisco serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2024-present). Prior to joining Fidelity, Ms. Todisco was a Director in the asset and wealth management practice of PricewaterhouseCoopers LLP (2017-2022).

Jim Wegmann. Assistant Treasurer. Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity
®
funds (2019-2021).
Christina Zervoudakis. Assistant Secretary. Ms. Zervoudakis also serves as Assistant Secretary of other funds. Ms. Zervoudakis is a Vice President and Assistant General Counsel of FMR LLC (diversified financial services company, 2021-present) and is an employee of Fidelity Investments. Prior to joining Fidelity, Ms. Zervoudakis was Assistant General Counsel at Invesco (investment adviser firm, 2019-2021); and Vice President and Assistant Counsel at OppenheimerFunds, Inc. (investment adviser firm, 2017-2019).
Communications with Trustees
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual Trustee or any group or committee of Trustees, correspondence should be addressed to the Board or any such individual Trustee or group or committee of Trustees by either name or title. All such correspondence should be sent to Fidelity Private Credit Fund, c/o Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Committee of the Board
Our Board currently has one committee: an audit committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. We also do not have a nominating committee; such matters are considered by the full Board, including the Independent Trustees, or, when applicable, by only the Independent Trustees. The Board will consider nominees for Trustees recommended by shareholders. Recommendations should be submitted to the Independent Trustees in care of the Secretary of the Fund.
Audit Committee.
The Audit Committee is composed of Ms. Birmingham (Chair), Mr. Conti and Ms. Kenney. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee meets separately at least annually with the fund’s Treasurer, with the fund’s Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the fund’s outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in fulfilling their responsibility to oversee: (i) the systems of internal accounting and financial controls of the funds and the fund’s service providers, (to the extent such controls impact the fund’s financial statements); (ii) the fund’s auditors and the annual audits of the fund’s financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit
services for any fund, and (ii) the provision by any outside auditor of certain non-audit
services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit
engagements by outside auditors of the fund. The committee is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It will discuss regularly and oversee the review of internal controls of and the management of risks by the funds and their service providers with respect to accounting and financial matters (including financial reporting relating to the funds, including a review of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund’s ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund’s or service providers’ internal controls over financial reporting. The committee will also review periodically the fund’s major exposures relating to internal controls over accounting and financial matters and the steps that have been taken to monitor and control such exposures. In connection to such reviews the committee will receive periodic reports on the fund’s service providers’ internal controls over accounting and financial matters. It will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the fund’s financial statements or accounting policies. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund’s financial reporting process, will discuss with Fidelity Diversifying Solutions LLC (FDS), the fund’s Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FDS, the fund’s Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the fund’s financial statements.
A copy of the charter of the Audit Committee is available in print to any shareholder who requests it, and it will also be available on the Fund’s website at fidcredit.com.
Compensation of Trustees
Our Trustees who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, annual fees for serving on committees and annual fees for serving as a committee chairperson. These Trustees are Jennifer Birmingham, Matthew Conti and Tara Kenney. The below table sets forth compensation received by each Trustee for the year ended December 31, 2024:
Compensation Table
(A)

AGGREGATE COMPENSATION FROM A FUND	Jennifer M. Birmingham	Matthew J. Conti	Tara C. Kenney
Fidelity Private Credit Fund	$61,567	$58,851	$58,851
Total Compensation from the Fund Complex	$272,000	$260,000	$260,000

(A)	David B. Jones is an interested person and is compensated by Fidelity.
We also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket
expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
We will not pay compensation to our Trustees who also serve in an executive officer capacity for us or the Adviser.

Staffing
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, pursuant to the terms of the Advisory Agreement and the Administration Agreement. Our
day-to-day
investment operations are managed by our Adviser.
Compensation of Executive Officers
None of our officers will receive direct compensation from us.
Board Leadership Structure
Our business and affairs are managed under the direction of our Board. Among other things, our Board sets broad policies for us, approves the appointment of our investment adviser, administrator and officers, and has oversight of the valuation process used to establish the Fund’s NAV. The role of our Board, and of any individual Trustee, is one of oversight and not of management of our day-to-day
affairs.
Under our bylaws, our Board may designate one of our Trustees as chair to preside over meetings of our Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board. David B. Jones is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session.
Fidelity
®
funds are overseen by different Boards of Trustees. Our Board oversees the Fund and certain of Fidelity’s alternative investment funds. Other Boards oversee Fidelity’s investment-grade bond, money market, asset allocation, high income and equity funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity
®
funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity
®
funds overseen by each Board.
The Trustees primarily operate as a full Board, but have also established one standing committee, the Audit Committee, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund, and shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board has charged FDS and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the Fund’s business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day
operations and activities of the Fund is carried out by or through FDS, its affiliates, and other service providers, the Fund’s exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the Fund’s activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the Fund’s CCO, FDS’s internal auditor, the independent accountants, the Fund’s Treasurer and portfolio management personnel, make periodic reports to the

Board and Audit Committee, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity
®
funds. The responsibilities of the Audit Committee, including its oversight responsibilities, are described further under “Committee of the Board.”
Experience, Skills, Attributes, and Qualifications of the Trustees
The Board has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (“Statement of Policy”). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Board also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Board. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the Fund, is provided above.
Board Role in Risk Oversight
Our Board performs its risk oversight function primarily through (i) its Audit Committee, which reports to the entire Board and is comprised solely of Independent Trustees, and (ii) active monitoring by our CCO and our compliance policies and procedures.
Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day
management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that the role of our Board in risk oversight is generally effective and appropriate given the extensive regulation to which we are subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into certain transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

PORTFOLIO MANAGEMENT
FDS serves as our investment adviser. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, the Adviser will manage the day-to-day
operations of, and provide investment advisory and management services to, us.
Investment Personnel
The
day-to-day
management of our investment portfolio will be the responsibility of the Adviser and the Direct Lending Investment Committee. The Direct Lending Investment Committee is currently comprised of the Fund’s three portfolio managers, David Gaito, Therese Icuss and Jeffrey Scott. A majority of the Investment Committee members must approve each transaction. Messrs. Gaito and Scott and Ms. Icuss shall be referred to, collectively, as the portfolio managers for the purposes of the information included below.
The table below shows the dollar range of Common Shares owned by the portfolio managers as of December 31, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities (1)
David Gaito	$500,001 – $1,000,000
Therese Icuss	$100,001 – $500,000
Jeffrey Scott	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.
Other Accounts Managed by Portfolio Managers
The portfolio managers primarily responsible for the
day-to-day
management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.
David Gaito.

Type of Account	Number of Accounts	Assets of Accounts ($ millions)	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee ($ millions)
Registered Investment companies	1	$0	None	None
Other pooled investment vehicles:	3	$1,105	2	$349
Other accounts	None	None	None	None
Therese Icuss.

Type of Account	Number of Accounts	Assets of Accounts ($ millions)	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee ($ millions)
Registered Investment companies	1	$0	None	None
Other pooled investment vehicles:	3	$1,105	2	$349
Other accounts	None	None	None	None

Jeffrey Scott.

Type of Account	Number of Accounts	Assets of Accounts ($ millions)	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee ($ millions)
Registered Investment companies	1	$0	None	None
Other pooled investment vehicles:	3	$1,105	2	$349
Other accounts	None	None	None	None
The Adviser
Direct Lending Investment Committee
The investment activities of the Fund are under the direction of the Direct Lending Investment Committee and the Board. The Direct Lending Investment Committee is currently comprised of the Fund’s three portfolio managers, David Gaito, Therese Icuss and Jeffrey Scott. Additionally, the Head of Fidelity High Income and Alternatives Division and/or the Chief Investment Officer of the High Income and Alternatives Division meet with the Direct Lending team frequently to discuss the pipeline of opportunities and each has the authority to decline any opportunity at any point at his or her discretion.
Investment decisions generally require consensus approval of the Direct Lending Investment Committee. The Direct Lending Investment Committee will meet regularly to vet new investment opportunities, and evaluate strategic initiatives and actions taken by the Adviser on the Fund’s behalf. The day-to-day
management of investments approved by the Direct Lending Investment Committee will be overseen by the portfolio managers.
None of the Direct Lending Investment Committee members receive any direct compensation from us. See “Control Persons and Principal Shareholders” for additional information about equity interests held by certain of these individuals.
David Gaito
is a Vice President and
co-portfolio
manager for the Fund. Mr. Gaito serves as head of direct lending in Fidelity Investments’ High Income and Alternatives Division (the “High Income and Alternatives Division”). Mr. Gaito leads Fidelity’s direct lending business, which is focused on making credit investments to middle market companies predominantly owned by private equity firms. Mr. Gaito is a member of the Direct Lending Investment Committee. Prior to joining Fidelity, Mr. Gaito held several senior roles during his career at PNC Corporate and Institutional Banking. He was most recently an executive vice president and division executive for PNC’s middle market senior secured lending platform, with responsibility for managing the daily operations of a division that included the Boston, Chicago, New York, and Toronto hubs. In this capacity, he was responsible for all aspects of the division’s credit management and new business origination. David has an extensive track record in leading divisions, acquiring talent, and mentoring employees to grow assets under management. He brings over 20 years of expertise to the role and has been in the financial industry since 1999.
Mr. Gaito earned his Bachelor of Science degree in economics from St. Vincent’s College. He is also a Chartered Financial Analyst (CFA
®
) charterholder.
Therese Icuss
is a Vice President and
co-portfolio
manager for the Fund. Ms. Icuss serves as managing director of underwriting and credit in the High Income and Alternatives Division at Fidelity. Ms. Icuss is a member of the Direct Lending Investment Committee and oversees the credit, underwriting, and portfolio management functions for Fidelity’s direct lending business.
Prior to joining Fidelity, Ms. Icuss was
co-head
of underwriting at Twin Brook Capital Partners responsible for oversight of a portfolio of nearly 180 borrowers and $10B+ AUM, including distressed and workout management and oversight of all new direct origination and management of a team of 40+ underwriters. Prior to that, she worked as a director at Chase Capital responsible for middle market credit and deal execution for senior, 2 nd
lien, mezzanine and equity investments and ongoing portfolio management including workout responsibilities. She also worked as an analyst at JP Morgan Bank, NA where she held various roles in commercial banking credit, including portfolio management responsibility for a middle market credit portfolio. She has been in the financial industry since 2005.
Ms. Icuss earned her Bachelor of Science degree in finance from the University of Illinois at Urbana-Champaign.
Jeffrey Scott
is a Vice President and
co-portfolio
manager for the Fund. Mr. Scott serves as managing director of originations in the High Income and Alternatives Division at Fidelity. Mr. Scott is a member of the Direct Lending Investment Committee and is focused on marketing strategy, relationship management, sourcing and investment selection.
Prior to joining Fidelity, Mr. Scott was managing director at Madison Capital Funding where he sourced and structured senior, unitranche, mezzanine and equity co-investments
with a focus on high-quality sponsor-backed companies. Prior to that, he worked as a managing director at Cerberus Capital responsible for running the Chicago office and focused on sourcing, underwriting, and structuring higher-yielding senior, 2 nd
lien and unitranche loans for more storied middle-market companies. He also worked as an associate at Antares Capital and underwrote senior cash flow loans and equity co-investments
for private equity backed middle market companies. He has been in the financial industry since 1997.
Mr. Scott earned his Bachelor of Arts degree in economics from Wheaton College, as well as his Master of Business Administration degree in finance and entrepreneurship from the University of Chicago Booth School of Business.

ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT
FDS is located at 245 Summer Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board and in accordance with the 1940 Act, the Adviser manages our day-to-day
investment operations and provides investment advisory services to us.
Advisory Agreement
The Adviser provides management services to us pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser is responsible for the following:

•
determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes in accordance with our investment objective, policies and restrictions;

•
identifying investment opportunities and making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;

•	monitoring our investments;

•	performing due diligence on prospective portfolio companies;

•	exercising voting rights in respect of portfolio securities and other investments for us;

•	serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies;

•	negotiating, obtaining and managing financing facilities and other forms of leverage; and

•	providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.
The Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.
Compensation of Adviser
We pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders.
Management Fee
The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Fund’s net assets as of the beginning of the first business day of the applicable month. For purposes of the Advisory Agreement, net assets mean the Fund’s total assets less liabilities determined on a consolidated basis in accordance with GAAP.
Incentive Fee
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

Incentive Fee Based on Income
The portion based on our income is based on
Pre-Incentive
Fee Net Investment Income Returns attributable to each class of the Fund’s Common Shares.
“Pre-Incentive
Fee Net Investment Income Returns” means dividends, cash interest or other distributions or other cash income and any third-party fees received from portfolio companies such as upfront fees, commitment fees, origination fee, amendment fees, ticking fees and break-up
fees, as well as prepayments premiums, but excluding fees for providing managerial assistance and fees earned by the Adviser or an affiliate accrued during the month, minus operating expenses for the month (including the management fee, taxes, any expenses payable under the Advisory Agreement and an administration agreement with our administrator, any expense of securitizations, and interest expense or other financing fees and any dividends paid on preferred stock, but excluding the incentive fee and shareholder servicing and /or distribution fees).
Pre-Incentive
Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon
securities), accrued income that we have not yet received in cash.
Pre-Incentive
Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
Pre-Incentive
Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.00% annualized).
We will pay the Adviser an incentive fee quarterly in arrears with respect to our
Pre-Incentive
Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on
Pre-Incentive
Fee Net Investment Income Returns in any calendar quarter in which our
Pre-Incentive
Fee Net Investment Income Returns attributable to the applicable share class do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•
100% of the dollar amount of our
Pre-Incentive
Fee Net Investment Income Returns with respect to that portion of such
Pre-Incentive
Fee Net Investment Income Returns attributable to the applicable share class, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). We refer to this portion of our
Pre-Incentive
Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the
“catch-up.”
The
“catch-up”
is meant to provide the Adviser with approximately 12.5% of our
Pre-Incentive
Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

•
12.5% of the dollar amount of our
Pre-Incentive
Fee Net Investment Income Returns attributable to the applicable share class, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up
is achieved, 12.5% of all
Pre-Incentive
Fee Net Investment Income Returns thereafter are allocated to the Adviser.

Percentage of each Class’s
Pre-Incentive
Fee Net Investment Income Allocated to Quarterly Incentive Fee
These calculations are
pro-rated
for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to
Pre-Incentive
Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive
Pre-Incentive
Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.
Incentive Fee Based on Capital Gains
The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

•
12.5% of cumulative realized capital gains attributable to the applicable share class from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee by the applicable share class for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
For purposes of computing the Fund’s incentive fee on income and the incentive fee on capital gains, the calculation methodology will look through derivative financial instruments or swaps as if we owned the reference assets directly. The fees that are payable under the Advisory Agreement for any partial period will be appropriately pro-rated.
Examples of Quarterly Incentive Fee Calculation
Example 1 — Incentive Fee on
pre-incentive
fee net investment income for each quarter

Scenarios expressed as a percentage of net asset value at the beginning of the quarter	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income for the quarter	1.00%	1.35%	2.00%
Catch up incentive fee (maximum of 0.18%)	0.00%	(0.10)%	(0.18)%
Split incentive fee (12.5% above 1.43%)	0.00%	0.00%	(0.07)%
Net Investment income	1.00%	1.25%	1.75%
Scenario 1 — Incentive Fee on Income
Pre-incentive
fee net investment income does not exceed the 1.25% quarterly preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive
fee net investment income.
Scenario 2 — Incentive Fee on Income
Pre-incentive
fee net investment income falls between the 1.25% quarterly preferred return rate and the upper level breakpoint of 1.43%, therefore the incentive fee on pre-incentive
fee net investment income is 100% of the
pre-incentive
fee above the 1.25% quarterly preferred return.

Scenario 3 — Incentive Fee on Income
Pre-incentive
fee net investment income exceeds the 1.25% quarterly preferred return and the 1.43% upper level breakpoint provision. Therefore the upper level breakpoint provision is fully satisfied by the 0.18% of pre-incentive
fee net investment income above the 1.25% preferred return rate and there is a 12.5% incentive fee on pre-incentive
fee net investment income above the 1.43% upper level breakpoint. This ultimately provides an incentive fee which represents 12.5% of pre-incentive
fee net investment income.
Example 2 — Incentive Fee on Capital Gains
Assumptions

Year 1:	No net realized capital gains or losses

Year 2:
6.00% realized capital gains and 1.00% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 12.5% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains	= 12.50% × (0)
= 0
= No Incentive Fee on Capital Gains
Year 2 Incentive Fee on Capital Gains	= 12.5% × (6.00% -1.00)%
= 12.5% × 5.00%
= 0.63%
Administration Agreement
Under the terms of the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services necessary for the fund operations, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of our Board, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. In consideration of the administrative services provided by the Administrator to the Fund, the Fund pays the Administrator a monthly fee of 0.02666% (0.32% on an annualized basis) of the Fund’s month-end
NAV and reimburses the Administrator for the costs and expenses of the Fund incurred by the Administrator. The fee paid to the Administrator is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Common Shares that are repurchased as of the end of the quarter). “Business Day” shall mean any day other than a Saturday, Sunday or a day when banks in the State of New York are authorized or required by law, regulation or executive order to remain closed.
From time to time, FDS, in its capacity as both the Adviser and the Administrator or its affiliates may pay third-party providers of goods or services. Unless such expenses are specifically assumed by the Adviser, Administrator or its affiliates under the Advisory Agreement or Administration Agreement, the Fund will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses.
Costs and expenses of FDS (in its capacity as both the Administrator and the Adviser) that are eligible for reimbursement by the Fund are reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator.

Certain Terms of the Advisory Agreement and Administration Agreement
Each of the Advisory Agreement and the Administration Agreement has been approved by the Board. Unless earlier terminated as described below, each of the Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year
thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Trustees. We may terminate the Advisory Agreement upon 60 days’ written notice, and the Administration Agreement upon 120 days’ written notice, without payment of any penalty. The decision to terminate either agreement may be made by a majority of the Board or the shareholders holding a majority of our outstanding voting securities, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. In addition, without payment of any penalty, the Adviser may terminate the Advisory Agreement upon 120 days’ written notice and the Administrator may terminate the Administration Agreement upon 120 days’ written notice. The Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment.
FDS (in its capacity as the Adviser and the Administrator) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Advisory Agreement and Administration Agreement, respectively, relate, provided that FDS (in its capacity as the Adviser and the Administrator) shall not be protected against any liability to the Fund or its shareholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). Each of the Advisory Agreement and the Administration Agreement provide that, absent disabling conduct, FDS (in its capacity as the Adviser and as the Administrator) and their officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with either of them (collectively, the “Indemnified Parties”) will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of FDS’s services under the Advisory Agreement and FDS’s services under the Administration Agreement or otherwise as adviser or administrator for us. FDS (in its capacity as the Adviser and the Administrator) shall not be liable under their respective agreements with us or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by FDS (in its capacity as the Adviser and the Administrator) in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where FDS (in its capacity as the Adviser and the Administrator) had reasonable cause to believe its conduct was unlawful. In addition, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of negligence or misconduct, in the case that the Indemnified Party is FDS (in its capacity as the Adviser and the Administrator), an affiliate of FDS or one of our officers; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.
Payment of Our Expenses Under the Investment Advisory and Administration Agreements
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. We will bear the following costs and expenses of our operations, administration and transactions, including but not limited to:
1. investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Advisory Agreement (“Advisory Fees”);

2. the Administration Fee paid to the Administrator pursuant to the Administration Agreement; and
3. other expenses of the Fund’s operations and transactions listed in “Expenses” below.
From time to time, FDS (in its capacity as the Adviser and the Administrator) or its affiliates may pay third-party providers of goods or services. We will reimburse FDS (in its capacity as the Adviser and as the Administrator) or such affiliates thereof for any such amounts paid on our behalf that are Fund expenses. From time to time, FDS (in its capacity as the Adviser and the Administrator) may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.
Costs and expenses of FDS (in its capacity as both the Adviser and the Administrator) that are eligible for reimbursement by the Fund are reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator.
Board Approval of the Advisory Agreement
Our Board, including our Independent Trustees, approved the Advisory Agreement at a meeting held on August 8, 2022, and approved the Advisory Agreement, as amended and restated, on February 1, 2023. At its November 5, 2024 meeting, the Board unanimously determined to renew the Advisory Agreement. The basis for the Board renewing the Advisory Agreement for the Fund is included in the Fund’s annual report for the fiscal year ended December 31, 2024.
Expenses
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. The Administrator or its affiliates will bear all fees, costs, and expenses incurred that are not assumed by the Fund.
The Fund bears the following costs and expenses of the Fund’s operations, administration, and transactions, including but not limited to:

(i)	Advisory Fees, including management and incentive fees, to the Adviser, pursuant to the Advisory Agreement;

(ii)	the Administration Fee paid to the Administrator pursuant to the Administration Agreement;

(iii)
organization and offering expenses associated with this offering (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including reasonable bona fide due diligence expenses of participating intermediaries supported by detailed and itemized invoices, fees and expenses of the Fund’s escrow agent and transfer agent, but excluding the shareholder servicing fee);

(iv)
all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisers (including tax advisers), administrators, auditors (including with respect to any additional auditing required under The Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and any applicable legislation implemented by an EEA Member state in connection with such Directive (the “AIFMD”)), investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians,
consultants (including individuals consulted through expert network consulting firms), engineers, senior advisers, industry experts, operating partners, deal sourcers (including personnel dedicated to but not employed by the Administrator, or its affiliates), and other professionals (except to the extent such taxes, fees, costs, and expenses are borne by the Administrator or its affiliates under the Administration Agreement or under the terms of the Advisory Agreement);

(v)	the cost of effecting any sales and repurchases of the common shares of the Fund and other securities;

(vi)	fees and expenses payable under any managing dealer and selected intermediary agreements, if any;

(vii)
interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses;

(viii)	fees and expenses of any third-party valuation services;

(ix)	all fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;

(x)	costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;

(xi)	costs of derivatives and hedging;

(xii)
all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any broken deal expenses, legal, research tax, administrative, accounting, travel, meals, accommodations and entertainment, advisory, consulting and printing expenses or other expenses associated with advisers in connection with conducting due diligence or otherwise pursuing a particular non-consummated
transaction, reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments;

(xiii)	the allocated costs incurred by the Adviser and the Administrator in providing (or arranging for the provision of) managerial assistance to those portfolio companies that request it;

(xiv)
all brokerage costs, hedging costs, prime brokerage fees, custodial expenses, agent bank and other bank service fees; private placement fees, commissions, appraisal fees, commitment fees and underwriting costs; costs and expenses of any lenders, investment banks and other financing sources, and other investment costs, fees and expenses actually incurred in connection with evaluating, making, holding, settling, clearing, monitoring or disposing of actual investments (including, without limitation, travel, meals, accommodations and entertainment expenses and any expenses related to attending trade association and/or industry meetings, conferences or similar meetings, any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars) and expenses arising out of trade settlements (including any delayed compensation expenses);

(xv)
investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan administration, travel, meals, accommodations and entertainment, advisory, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Adviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction), or any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Fund directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Fund’s investment activities;

(xvi)	transfer agent, dividend agent and custodial fees;

(xvii)	federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;

(xviii)
fees and expenses including reasonable travel, entertainment, lodging and meal expenses of, and any legal counsel or other advisers retained by, or at the discretion or for the benefit of, the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund (“Independent Trustees”);

(xix)
costs of preparing financial statements, costs of Sarbanes-Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority, U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing (except to the extent such costs and expenses are borne by the Administrator or its affiliates under the Administration Agreement or under the Advisory Agreement);

(xx)
all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Adviser or its affiliates in connection with such provision of services thereby) (except to the extent such costs and expenses are borne by the Administrator or its affiliates under the Administration Agreement or the Adviser under the Advisory Agreement);

(xxi)	the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;

(xxii)	proxy voting expenses;

(xxiii)	costs associated with an exchange listing;

(xxiv)	costs of registration rights granted to certain investors;

(xxv)
any taxes and/or
tax-related
interest, fees or other governmental charges (including any penalties incurred where the Adviser lacks sufficient information from third parties to file a timely and complete tax return) levied against the Fund and all expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;

(xxvi)
all fees, costs and expenses of any litigation, arbitration or audit involving the Fund any vehicle or its portfolio companies and the amount of any judgments, assessments fines, remediations or settlements paid in connection therewith, Trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the affairs of the Fund;

(xxvii)	fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;

(xxviii)	all fees, costs and expenses of winding up and liquidating the Fund’s assets; and

(xxix)	extraordinary expenses (such as litigation or indemnification).
Pursuant to the Expense Limitation Agreement, the Adviser is obligated to pay on a monthly basis Other Operating Expenses (each such payment, an “Expense Payment”) to the effect that such expenses do not exceed 0.70% (on an annualized basis) of the Fund’s average net assets. See “—Expense Limitation Agreement.” Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.
From time to time, FDS (in its capacity as both the Adviser and the Administrator) or its affiliates may pay third-party providers of goods or services. Unless such expenses are specifically assumed by the Adviser, Administrator or its affiliates under the Advisory Agreement or Administration Agreement, the Fund will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders, subject to the cap on Other Operating Expenses described above.
Administration Agreement
Under the Administration Agreement, the Administrator is obligated to perform or cause to be performed certain services in exchange for the Administration Fee, and the Administrator pays all fees, costs, and expenses incurred by it in connection with its obligations under the Administration Agreement with respect to the Fund, with the exception of certain expenses that are assumed by the Fund, as described above.
As compensation for the services of and expenses borne by the Administrator or its affiliates under the Administration Agreement, the Fund pays to the Administrator a monthly Administration Fee equal to 0.02666% (0.32% on an annualized basis) of the Fund’s month-end
net asset value. The Administration Fee is calculated and payable monthly in arrears.
The Administrator or its affiliates will bear all fees, costs, and expenses incurred that are not specifically assumed by the Fund under the Administration Agreement.
For the avoidance of doubt, the costs, fees and expenses borne by the Administrator or its affiliates include but are not limited to the following: (i) the costs and expenses of certain administrative services related to pricing, bookkeeping, and recordkeeping set forth in the Administration Agreement, (ii) fees, costs and expenses of technology and technology development including, but not limited to, computer systems and applications, web servicing, and website development and maintenance; (iii) costs and expense of all in-house
administrative professional staff provided by the Administrator or its affiliates, including internal legal, compliance, tax, finance, accounting, audit, technology, or other services and professionals related thereto, as deemed appropriate by the Administrator, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel; and (iv) costs and expenses of in-house
registered representatives provided by the managing dealer or its affiliates, as deemed appropriate by the Administrator, including base compensation, bonus, and benefits and routine overhead expenses, due diligence expense, and training and promotional expenses. The Administrator or its affiliates (and not the Fund) will pay for the cost of the chief financial officer and principal accounting officer and their respective staffs.

Expense Limitation Agreement
On April 17, 2025, the Fund entered into an Amended and Restated Expense Limitation Agreement (the “Expense Limitation Agreement”) with the Adviser, effective as of May 1, 2025. Pursuant to the Expense Limitation Agreement, the Adviser is obligated to pay on a monthly basis Other Operating Expenses (as defined below) of the Fund on the Fund’s behalf (each such payment, an “Expense Payment”) such that Other Operating Expenses of the Fund do not exceed 0.70% (on an annualized basis) of the Fund’s average net assets (the “Expense Limitation”). “Other Operating Expenses” for a class of shares shall consist of the following expenses of the Fund attributable to such class: the Fund’s organization and offering expenses, professional fees (including accounting, legal, and auditing fees), custodian and transfer agent fees, third-party valuation agent fees, insurance costs, trustee fees, Administration Fees (as defined in the Registration Statement), and other related costs or expenses, but excluding the following: (a) management fees and any incentive fees, if applicable; (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, prime broker fees and expenses, fees and expenses associated with the Fund’s securities lending program, and dividend expenses related to short sales); (c) interest, financing and structuring costs and other related expenses for borrowings and line(s) of credit; (d) taxes; (e) the Fund’s proportional share of expenses related to co-investments; (f) acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary); (g) Rule 12b-1 fees, if any; (h) expenses of printing and mailing proxy materials to shareholders of the Fund; (i) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; and (j) such non-recurring and/or extraordinary as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Fund’s trustees and officers with respect thereto.
The Adviser’s obligation to make an Expense Payment shall automatically become a liability of the Adviser and the Fund’s right to receive an Expense Payment shall be an asset of the Fund on the last calendar day of the applicable month. Any Expense Payment shall be paid by the Adviser to the Fund in any combination of cash or other immediately available funds and/or offset against amounts due from the Fund to the Adviser or its affiliates no later than forty-five (45) days after such obligation was incurred.
The Adviser is obligated to pay or reimburse the Fund any amounts representing fees received by the Adviser for services the Adviser provides to a feeder vehicle that has entered into a separate administration agreement with the Adviser, the Adviser having determined that such fees from the feeder vehicle are reasonably duplicative of fees the Adviser receives under existing Fund service agreements. Any such payments or reimbursements made by the Adviser to the Fund shall not offset Other Operating Expenses and shall not be subject to the Adviser Reimbursement (as defined below).
In consideration of the Adviser’s agreement to make Expense Payments at any time during a fiscal year and to the extent that expenses fall below the Expense Limitation, the Adviser reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the fiscal year up to, but not in excess of, the Expense Limitation (an “Adviser Reimbursement”).
The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.
The Expense Limitation Agreement shall continue in force until April 30, 2026 and shall renew automatically for successive one-year terms unless either the Fund or the Adviser determines to terminate it and so notifies the other party.

Prohibited Activities
Our activities are subject to compliance with the 1940 Act. In addition, our Declaration of Trust prohibits the following activities among us, the Adviser and its affiliates:

•
We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•
The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not lease assets to the Adviser or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;

•
We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our Declaration of Trust or unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC;

•	We may not acquire assets in exchange for our Common Shares;

•
We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	The Adviser and its affiliates may not charge duplicate fees to us; and

•	The Adviser may not provide financing to us with a term in excess of 12 months.
In addition, in the Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.
Compliance with the Omnibus Guidelines Published by NASAA
Our activities are subject to compliance with the 1940 Act. In addition, we are subject to certain other requirements for purposes of the Omnibus Guidelines as summarized below:
Rebates, Kickbacks and Reciprocal Arrangements
Our Declaration of Trust prohibits our Adviser from: (i) receiving or accepting any rebate, give-ups
or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential shareholder; provided, however, that our Adviser may pay a registered broker or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash
compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common

Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under the Advisory Agreement.
Commingling
The Adviser may not permit our funds to be commingled with the funds of any other entity.

CONFLICTS OF INTEREST
The following inherent or potential conflicts of interest should be considered by prospective investors before subscribing for the Common Shares.
Relationship among the Fund, the Adviser and the Portfolio Managers
.
The Adviser has a conflict of interest between its responsibility to act in the best interests of the Fund, on the one hand, and any benefit, monetary or otherwise, that results to it or its affiliates from the operation of the Fund, on the other hand. For example, the Adviser’s incentive fee creates an incentive for the Adviser to recommend more speculative investments for the Fund than it would otherwise in the absence of such performance-based compensation. The Adviser may also be incentivized not to permanently write down, write off, revalue or dispose of an investment that has poor prospects for improvement in order to receive ongoing management fees in respect of such investment and to avoid reductions in potential incentive fees if such asset appreciates in the future. In addition, the method of calculating the incentive fee payments may result in conflicts of interest between the Adviser, on the one hand, and the Fund investors, on the other hand, with respect to the management and disposition of investments.
The functions performed by the Adviser are not exclusive. The Adviser, its affiliates and their principals and employees serve as investment adviser, managing member or general partner to Other Clients and conduct investment activities for their own accounts. Other Clients may have investment objectives and investment strategies that are substantially identical to that of the Fund. Due to a difference in fees attributable to the Other Clients, which may be higher than those attributable to the Fund either on percentage terms or in total dollar amounts received by the Adviser and/or its affiliates, it is possible that the Adviser could allocate investment opportunities among the Other Clients and the Fund in a manner that favors the performance of Other Clients and adversely impacts the performance of the Fund. In addition, the principals and employees of the Adviser and its affiliates may and do also make investments of their own personal assets in the Fund and in Other Clients of the Adviser and its affiliates.
Investment decisions for the Fund and for such Other Clients are made with a view to achieving their respective investment objectives and after consideration of certain factors which may include their current holdings, availability of cash for investment, and the size of their positions generally. The Adviser, its affiliates and their principals and employees may give advice or take action with respect to the Other Clients that differs from the advice given with respect to the Fund.
The Fund could be disadvantaged because of activities conducted by the Adviser and its affiliates for the Other Clients as a result of, among other things: (i) legal restrictions on the combined size of positions which may be taken for the Fund and Other Clients, thereby limiting the size of the Fund’s position; and (ii) the difficulty of liquidating an investment for more than one account where the market cannot absorb the sale of the combined positions.
Frequently, a particular investment may be bought or sold for only the Fund or only one Other Client, or in different amounts and at different times for more than one but less than all Other Clients, and the Fund may or may not be included in such purchase or sale. Likewise, a particular investment may be bought for the Fund or one or more Other Clients when one or more Other Clients are selling the same security. In addition, purchases or sales of the same investment may be made for two or more Other Clients (and possibly for the Fund) on the same date. Certain of the Other Clients have different terms, fees (including incentive fees) and investment objectives from the Fund. In such events, such transactions will be allocated among the Fund and Other Clients in a manner believed by the Adviser and its affiliates to be equitable to each in accordance with its policies. In effecting transactions, it may not always be possible, or consistent with the possibly differing investment objectives of the various Other Clients and of the Fund, to take or liquidate the same investment positions at the same time or at the same prices. In addition, funds or client accounts for which the Adviser or an affiliate serves as adviser or sub-adviser
may and do also make investments in the Fund.

As a result of the foregoing, the Adviser, its affiliates and their principals and employees may have conflicts of interest in allocating their time and activity between the Fund and Other Clients, in allocating investments among the Fund and Other Clients and in effecting transactions between the Fund and Other Clients, including ones in which the Adviser, its affiliates and their principals and employees may have a greater financial interest.
In addition, the Adviser, its affiliates and their principals and employees, including employees of the Adviser, may make personal investments in third-party entities (directly or through investment funds managed by third-party managers). Such entities may enter into transactions with the Fund, presenting a conflict of interest for the Adviser between acting in the best interests of the Fund and enhancing the returns of such personal investments.
Co-Investment
Transactions.
We and the Adviser have received an exemptive order from the SEC that permits us to co-invest
with certain other persons, including certain affiliated accounts managed and controlled by the Adviser and/or its affiliates. Subject to the 1940 Act and the conditions of the co-investment
order issued by the SEC, the Fund may, under certain circumstances, co-invest
with certain affiliated accounts in investments that are suitable for the Fund and one or more of such affiliated accounts. Even though the Fund and any such affiliated account co-invest
in the same securities, conflicts of interest may still arise. If the Adviser is presented with co-investment
opportunities that generally fall within the Fund’s investment objective and other board-established criteria and those of one or more affiliated accounts advised by the Adviser and/or its affiliates, whether focused on a debt strategy or otherwise, the Adviser and/or its affiliates will allocate such opportunities among the Fund and such affiliated accounts in a manner consistent with the exemptive order and the applicable allocation policies and procedures. The Fund may only be able to participate in certain negotiated investment opportunities on a rotational basis with other funds and accounts managed by the Adviser and/or its affiliates due to the limitations and requirements imposed by the order.
With respect to
co-investment
transactions conducted under the exemptive order, initial internal allocations among the Fund and other investment funds affiliated with the Adviser will generally be made, taking into account the allocation considerations set forth in the Adviser’s allocation policies and procedures as described above. If the Fund invests in a transaction under the co-investment
exemptive order and, immediately before the submission of the order for the Fund and all other funds, accounts, or other similar arrangements advised by the Adviser and its affiliates, the opportunity is oversubscribed, it will generally be allocated on a pro-rata
basis based on internal order size. The Fund may only be able to participate in certain negotiated investment opportunities on a rotational basis due to the limitations and requirements imposed by the order.
To the extent consistent with applicable law and/or exemptive relief issued to the Fund, in addition to such co-investments,
the Fund and the Adviser or an affiliated account may, as part of unrelated transactions, invest in either the same or different tiers of a portfolio company’s capital structure or in an affiliate of such portfolio company. To the extent the Fund holds investments in the same portfolio company or in an affiliate thereof that are different (including with respect to their relative seniority) than those held by the Adviser or an affiliated account, the Adviser may be presented with decisions when the interests of the two co-investors
are in conflict. If the portfolio company in which the Fund has an equity or debt investment and in which an affiliated account has an equity or debt investment elsewhere in the portfolio company’s capital structure, becomes distressed or defaults on its obligations under the private credit investment, the Adviser may have conflicting loyalties between its duties to the affiliated account, the Fund, certain of its other affiliates and the portfolio company. In that regard, actions may be taken for such affiliated account that are adverse to the Fund, or actions may or may not be taken by the Fund due to such affiliated account’s investment, which action or failure to act may be adverse to the Fund. In addition, it is possible that in a bankruptcy proceeding, the Fund’s interest may be adversely affected by virtue of such affiliated account’s involvement and actions relating to its investment. Decisions about what action should be taken in a troubled situation, including whether to enforce claims, whether to advocate or initiate restructuring or liquidation inside or outside of bankruptcy and the terms of any work-out
or restructuring, raise conflicts of interest. In those circumstances where the Fund and such affiliated accounts hold investments in different classes of a company’s debt or equity, the Adviser may also, to the fullest extent permitted by applicable law, take steps to reduce the potential for adversity between the Fund and such affiliated accounts, including causing the Fund to take certain actions that, in the absence of such conflict, it would not take, such as (A) remaining passive in a restructuring or similar situations (including electing not to vote or voting pro rata with other security-holders), (B) divesting investments or (C) otherwise taking action designed to reduce adversity.
Performance Based Compensation and Management Fees
.
The existence of the incentive fees payable to the Adviser may create a greater incentive for the Adviser to make more speculative investments on behalf of the Fund, or to time the purchase or sale of investments in a manner motivated by the personal interests of the Adviser, its affiliates and/or their personnel. The manner in which the Adviser’s entitlement to incentive fees is determined may result in a conflict between its interests and the interests of shareholders with respect to the sequence and timing of disposals of investments, as the Adviser may want to dispose of lower yielding investments in favor of higher yielding ones.
Transaction Fees and Other Fees.
In connection with investments made by us, the Adviser and its affiliates may negotiate and receive origination, commitment, documentation, structuring, facility, monitoring, amendment, refinancing, and/or other fees from portfolio investments in which we invest or propose to invest. The Adviser and its affiliates will only retain transaction and other fees if permissible under the 1940 Act, SEC exemptive relief, and other applicable law. Under the terms of our co-investment
relief, transaction fees (except for fees contemplated by Section 17(e) or 57(k) of the 1940 Act) received in connection with a co-investment
transaction are distributed pro rata to funds that participate in such transaction. The potential for the Adviser and its affiliates to receive economic benefits creates conflicts of interest as the Adviser and its affiliates would have an incentive to invest in portfolio investments that provide such benefits. Similarly, the Adviser and its affiliates could be incentivized to waive certain fees in connection with a refinancing in order to receive certain fees in the new transaction, including when we and/or other accounts advised by the Adviser and its affiliates can participate in the original or refinanced investment, or both.
Broken Deal Expenses
. Any expenses that may be incurred by the Fund for actual investments as described herein may also be incurred by the Fund with respect to broken deals (
i.e
., investments that are not consummated). The Adviser is not required to and in most circumstances will not seek reimbursement of broken deal expenses (
i.e
., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors.
Examples of such broken deal expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, travel and entertainment expenses incurred, costs of negotiating co-investment
documentation, and legal, accounting, tax and other due diligence and pursuit costs and expenses. Any such broken deal expenses could, in the sole discretion of the Adviser, be allocated solely to the Fund and not to Other Clients or co-investment
vehicles that could have made the investment, even when the Other Client or co-investment
vehicle commonly invests alongside the Fund in its investments or the Adviser or Other Clients in their investments. In such cases, the Fund’s shares of expenses would increase. In the event broken deal expenses are allocated to an Other Client or a co-investment
vehicle, the Adviser may advance such fees and expenses without charging interest until paid by the Other Client or co-investment
vehicle, as applicable.
Policies and Procedures of the Adviser and its Affiliates.
Because the Adviser and its affiliates have many different asset management and advisory businesses, the Adviser may be subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would be subject if it had just one line of business. Certain policies and procedures implemented by the Adviser and its affiliates to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will from time to time impact the Fund. For example, the Adviser will come into possession of material non-public
information with respect to companies, including companies in which the Fund has investments or is considering making investments. The information, which could be of benefit to the Fund, is likely to be restricted to those other businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. The inability to buy or sell securities in such circumstances could materially adversely affect the investment results of the Fund, including but not limited to a material loss with respect to an individual investment or differing results than those obtained by Other Clients with respect to the same investment. Additionally, the Adviser may restrict or otherwise limit the Fund and/or its portfolio companies from entering into agreements with, or related to, companies that either are advisory clients of the Adviser and its affiliates or in which any fund of the Adviser or its affiliates have invested or has considered making an investment. The Adviser will from time to time restrict or otherwise limit the ability of the Fund and/or its portfolio companies from making investments in or otherwise engaging in businesses or activities competitive with companies of other advisory clients of the Adviser or its affiliates, either as a result of contractual restrictions or otherwise. Furthermore, there will be circumstances in which affiliates of the Adviser and its affiliates (including Other Clients) may refrain from taking certain confidential information in order to avoid trading restrictions. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of the Adviser and its affiliates to share information internally.
Declining an Investment.
The Adviser may decline an investment opportunity on behalf of the Fund based on various factors including its investment allocation policies and procedures and to the extent the Adviser determines, in its discretion, that such investment may (a) have reputational considerations for the Fund investors, the Adviser or the Fund, (b) to the Adviser’s knowledge, have been the subject of concern or controversy among financial institutions, institutional investors or the public or (c) give rise to other similar considerations. In certain cases, such an investment may be allocated to other affiliated accounts that have consented to the investment or do not, in the Adviser’s discretion, have such considerations, in lieu of the investment being allocated to the Fund. Finally, although Fidelity believes its positive reputation in the marketplace provides benefit to the Fund and Other Clients, the Adviser could decline to undertake investment activity or transact with a counterparty on behalf of the Fund for reputational reasons, and this decision could result in the Fund foregoing a profit or suffering a loss.
Conflicts of Interest Generally.
If any matter arises that the Adviser, as applicable, determines in its good faith judgment constitutes an actual conflict of interest, the Adviser, as applicable, will take such actions as it determines in good faith may be necessary or appropriate to ameliorate the conflict. (These actions include, by way of example and without limitation, (i) disposing of the investment or refraining from making the investment giving rise to the conflict of interest; (ii) appointing an independent fiduciary to act with respect to the matter giving rise to the conflict of interest; (iii) in connection with a matter giving rise to a conflict of interest with respect to an investment, consulting with the Board regarding the conflict of interest and/or obtaining a waiver or consent from the Board of the conflict of interest or acting in a manner, or pursuant to standards or procedures, approved by or disclosed to the Board with respect to such conflict of interest; (iv) disclosing the conflict to the Fund investors; (v) implementing certain policies and procedures designed to ameliorate such conflict of interest or (vi) remaining passive and/or electing not to be the lead investor of a tranche of securities (even though the Fund may hold the largest stake in the applicable tranche of securities).) There can be no assurance that the Adviser will identify or resolve all conflicts of interest in a manner that is favorable to the Fund. By acquiring Common Shares in the Fund, each Fund investor will be deemed to have acknowledged and consented to the existence or resolution of any such actual, apparent or potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest. For the avoidance of doubt, in some cases after evaluating such conflict or potential conflict, the Adviser may determine that no action is required or that taking action may be adverse to the interests of the Fund, the Adviser or its affiliates.
Diverse Membership; Relationships with Fund Investors.
The Fund and investors are generally expected to have conflicting investment, tax and other interests with respect to the investments made by the Fund. The Fund’s investors may include various types of persons or entities organized in various jurisdictions, and different Fund investors may have conflicting investment, tax and other interests in respect of their investment in the Fund. The conflicting interests of the Fund and of individual Fund investors may relate to or arise from, among other things, the nature of investments made by the Fund, the structuring of the acquisition of the Fund’s investments, and the timing of disposition of investments, which may be more beneficial for the Fund or Fund investors than for one or more of the other Fund investors. Such structuring of the Fund’s investments and other factors may result in different returns being realized by different Fund investors. Furthermore, under the U.S. tax audit rules applicable to the Fund, decisions or elections made in connection with certain laws and regulations by the Adviser (or such other person designated by the Adviser) in connection with tax audits (including whether or not to make an election under those rules) may be more beneficial for one type of Fund investor than for another type of Fund investor. As a consequence, conflicts of interest among different Fund investors may arise in connection with decisions made by the Adviser, including in respect of the nature or structuring of investments and the use of leverage that may be more beneficial for one Fund investor than for another Fund investor, especially in respect of individual tax situations. In addition, the Fund may face certain tax risks based on positions taken by the Fund, the Adviser on behalf of the Fund, the Fund’s subsidiaries and/or a withholding agent.
Allocation of Personnel
.
The Adviser and its members, officers, personnel and employees will devote as much of their time to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the Advisory Agreement, the Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. Personnel of the Adviser and its affiliates, including members of the Direct Lending Investment Committee, will work on other projects, serve on other committees and source potential investments for and otherwise assist the investment programs of Other Clients and their portfolio companies, including other investment programs to be developed in the future. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers, personnel and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of such other advisees of the Adviser. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the Fund and its shareholders. Furthermore, personnel of the Adviser and its affiliates derive financial benefit from these other activities, including fees and performance-based compensation. Fidelity personnel outside of the Adviser may share in the fees and performance-based compensation from the Fund; similarly, personnel of the Adviser and its affiliates may share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by personnel of the Adviser and its affiliates. The determination of the Adviser and its affiliates of the amount of time necessary to conduct the Fund’s activities will be conclusive, and shareholders rely on the Adviser’s judgment in this regard. The officers and trustees will devote such portion of their time to our affairs as is required for the performance of their duties, but they are not required to devote all of their time to us.
Outside Activities of Principals and Other Personnel and their Related Parties
. Certain of the principals, personnel and employees of the Adviser may be subject to a variety of conflicts of interest relating to their responsibilities to the Fund, Other Clients and their respective portfolio companies, and their outside business activities as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Fund, including if such other entities compete with the Fund for investment opportunities or other resources. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Furthermore, certain principals and employees of the Adviser may have a greater financial interest in the performance of such other funds or accounts than the performance of the Fund. Such involvement may create conflicts of interest in making investments on behalf of the Fund and such other funds and accounts. Although such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund, there can be no assurance they will be resolved favorably for the Fund. Also, Fidelity personnel and employees, including, personnel and employees of the Adviser, are generally permitted to invest in alternative investment funds, private equity funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. Shareholders will not receive any benefit from any such investments, and the financial incentives of such Fidelity employees in such other investments could be greater than their financial incentives in relation to the Fund.
Additionally, certain employees and other professionals of Fidelity have family members or relatives employed by such advisers and service providers (or their affiliates) or otherwise actively involved in industries and sectors in which the Fund invests, or have business, financial, personal or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors or owners of companies or assets that are actual or potential investments of the Fund or other counterparties of the Fund and its portfolio companies and/or assets. Moreover, in certain instances, the Fund or its portfolio companies may issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships may influence the Adviser in deciding whether to select or recommend such service providers to perform services for the Fund or portfolio companies (the cost of which will generally be borne directly or indirectly by the Fund or such portfolio companies, as applicable). Notwithstanding the foregoing, to the extent that the Adviser determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Adviser. The shareholders rely on the Adviser to manage these conflicts in its sole discretion.
Valuation of Assets
.
A majority of securities and other assets in which the Fund will directly or indirectly invest, including secured loan investments, are not expected to have a readily ascertainable market value and will be valued by the Adviser in accordance with its established valuation policies. Such securities and other assets will constitute a substantial portion of the Fund’s investments. In addition, when the Adviser determines that the market price does not fairly represent the value of an investment, the Adviser will fair value such investment in accordance with the Fund’s policies and procedures. The Adviser has a conflict of interest in determining such valuations, as the Adviser’s determination of a fair value for such investments may cause it to receive higher Advisory Fees.
The Adviser and its affiliates are engaged in advisory and management services for multiple collective investment vehicles and managed accounts, including other investment funds managed by the Adviser and its affiliates. In connection with these activities, the Adviser and its affiliates are required to value assets, including in connection with managing or advising their proprietary and client accounts. In this regard, the Adviser and its affiliates may share information regarding valuation techniques and models or other information relevant to the valuation of a specific asset or category of assets, although they are under no obligation to engage in such information sharing.
Conflicts with Portfolio Companies.
In certain instances, the portfolio managers and officers, personnel and employees of the Adviser may serve as board members of certain portfolio companies and, in that capacity, will be required to make decisions that they consider to be in the best interests of the portfolio company. In certain circumstances, such as in situations involving bankruptcy or near insolvency of the portfolio company, actions that may be in the best interests of the portfolio company may not be in the best interests of the Fund, and vice versa. Accordingly, in these situations, there may be conflicts of interest between an individual’s duties as a portfolio manager or officer or employee of the Adviser and such individual’s duties as a board member of the portfolio company. Additionally, the Adviser or affiliates of the Adviser may enter into transactions with a portfolio company (for example, a property lease), which may create a conflict of interest. While it is generally expected that any such transaction would be on arm’s length terms, it is possible that the portfolio company may pay higher fees or receive fewer benefits in the transaction than it would if the counterparty to the transaction were a third party.
Selection of Service Providers.
The Fund’s advisers and Service Providers or their affiliates are expected to provide goods or services to, or have business, personal, financial or other relations with the Adviser, its affiliates, advisory clients and portfolio companies. Such advisers and Service Providers may be investors in the Fund, sources of investment opportunities or co-investors
or commercial counterparties or entities in which the Adviser or an affiliate has an investment. Additionally, certain employees of the Adviser or its affiliates may have family members or relatives employed by such advisers and Service Providers. These relationships may influence the Adviser in deciding whether to select or recommend such Service Providers to perform services for the Fund or portfolio companies (the cost of which generally will be borne directly or indirectly by the Fund or such entities, as applicable).
Additionally, affiliates of the Fund’s Adviser are acting and expected to continue to act in the future as the administrative agent on a number of loans in which the Fund invested or may invest in the future, which may contemplate additional compensation to such affiliates for the service of acting as administrative agent thereunder. The Adviser and its affiliates will only retain compensation as administrative agent if permissible under the 1940 Act, SEC exemptive relief, and other applicable law. Under the documentation for such loans, an entity typically is designated as the administrative agent and/or collateral agent, and this agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. As is typical in such agency arrangements, the agent is the party responsible for administering and enforcing the terms of the loan facility, may take certain actions and make certain decisions in its discretion and generally may take material actions only in accordance with the instructions of a designated percentage of the lenders.
Data
. The Adviser and its affiliates receive or obtains various kinds of data and information from the Fund, Other Clients and their portfolio companies, including data and information relating to business operations, trends, budgets, customers and other metrics, some of which is sometimes referred to as “big data.” The Adviser can be expected to be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes, as a result of its access to (and rights regarding) this data and information from the Fund, Other Clients and their portfolio companies. In light of its relationship with the Fund, Other Clients and their portfolio companies, related parties and service providers, the Adviser may have access to (and rights regarding) data that it would not otherwise obtain in the ordinary course. Although the Adviser believes that these activities improve the Adviser’s investment management activities on behalf of the Fund and Other Clients, information obtained from the Fund and its portfolio companies may provide material benefits to the Adviser and its affiliates or Other Clients without compensation or other benefit accruing to the Fund or shareholders. For example, information from a portfolio company in which the Fund holds an interest may enable the Adviser to better understand a particular industry and execute trading and investment strategies in reliance on that understanding for the Adviser, its affiliates and Other Clients that do not own an interest in the portfolio company, without compensation or benefit to the Fund or its portfolio companies.
Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, and regulatory limitations on the use of material nonpublic information, the Adviser may use data and information from the Fund’s activities to assist in the pursuit of the Adviser’s various other activities, including to trade for the benefit of the Adviser and/or an Other Client. Any confidentiality obligations in the operative documents do not limit the Adviser’s ability to do so. For example, the Adviser’s ability to trade in securities of an issuer relating to a specific industry may, subject to applicable law, be enhanced by information of a portfolio company in the same or related industry. Such trading can be expected to provide a material benefit to the Adviser without compensation or other benefit to the Fund or shareholders.
The sharing and use of “big data” and other information presents potential conflicts of interest and the shareholders acknowledge and agree that any benefits received by the Adviser or its personnel (including fees, costs and expenses) will not reduce the management fees or incentive fees payable to the Adviser or otherwise be shared with the Fund or shareholders. As a result, the Adviser has an incentive to pursue investments that have data and information that can be utilized in a manner that benefits the Adviser, its affiliates or Other Clients.
Material,
Non-Public
Information.
The Adviser and its affiliates will come into possession of confidential information with respect to an issuer. The Adviser may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know
basis only, and the Fund may not be free to act for the Fund upon any such information. Therefore, the Fund may not have access to confidential information in the possession of the Adviser that might be relevant to an investment decision to be made for the Fund. In addition, the Adviser, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, may choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund.
In addition, affiliates of the Adviser within Fidelity may come into possession of confidential information with respect to an issuer. The Adviser may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if the Adviser deemed such restriction appropriate. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know
basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to confidential information in the possession of the Adviser or its affiliates that might be relevant to an investment decision to be made by the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.
Loan Agreements with Affiliates
.
The Fund may enter into loan agreements with the Adviser or its affiliates. The Adviser and its affiliates have a conflict of interest between the obligation to act in the Fund’s best interest and the Adviser or affiliate’s own best interest. Any such loans or advances made to the Fund will be consistent with applicable law, the Adviser’s fiduciary obligations to act in the Fund’s best interests, the Fund’s investment objectives, and the asset coverage ratio requirements under the 1940 Act. The terms associated with any such loans from the Adviser or its affiliates, including the interest charged, shall, in the aggregate, be no more favorable to the Adviser or its affiliates than could be obtained in an arm’s-length
transaction but will not necessarily be on the same terms or at the same interest rate charged by the Adviser to other funds that it manages. Neither the Adviser nor any of its affiliates is obligated to extend any such loans to the Fund and such loans will not necessarily be made available to the Fund in the same amounts or on the same economic terms as are made available to other funds advised by the Adviser or its affiliates, or at all. In the event that the Fund is required to find third-party financing in place of or in addition to loans from the Adviser and its affiliates, such third-party financing could be at less favorable economic terms than the loans from the Adviser and its affiliates, which could reduce the Fund’s returns.
Buying and Selling Investments or Assets from Certain Related Parties
. The Fund and its portfolio companies may purchase investments or assets from or sell investments or assets to shareholders, other portfolio companies of the Fund, portfolio companies of Other Clients or their respective related parties. Purchases and sales of investments or assets between the Fund or its portfolio companies, on the one hand, and shareholders, other portfolio companies of the Fund, portfolio companies of Other Clients or their respective related parties, on the other hand, are not, unless required by applicable law, subject to the approval of the Board or any shareholder. These transactions involve conflicts of interest, as the Adviser may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Fidelity may have with respect to the parties to the transaction. For example, there can be no assurance that any investment or asset sold by the Fund to a shareholder, other portfolio companies of the Fund, portfolio company of Other Clients or any of their respective related parties will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to a shareholder, portfolio company of Other Clients or any of their respective related parties. The Adviser will not be required to solicit third party bids or obtain a third-party valuation prior to causing the Fund or any of its portfolio companies to purchase or sell any asset or investment from or to a shareholder, other portfolio companies of the Fund, portfolio company of Other Clients or any of their respective related parties as provided above.
Other Affiliate Transactions and Investments in Different Levels of Capital Structure
.
From time to time, the Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, subject to the limitations of the 1940 Act. While less common, subject to applicable law, from time to time the Fund could hold an investment in a different layer of the capital structure than an investor or another party with which the Adviser or its affiliates have a material relationship, in which case the Adviser or its affiliates could have an incentive to cause the Fund or the portfolio company to offer more favorable terms to such parties (including, for instance, financing arrangements). Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that may be held by such entities. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates may be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. Further conflicts could arise after the Fund and Other Clients have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. Any applicable co-investment
order issued by the SEC may restrict the Fund’s ability to participate in follow-on
financings. The Adviser may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the Fund and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. Equity holders and debt holders have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company. In addition, there may be circumstances where the Adviser agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Fund or Other Clients, such as where the Adviser or its affiliates may cause the Fund or Other Clients to decline to exercise certain control-and/or
foreclosure-related rights with respect to a portfolio company.
Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of the Board and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities will be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board and, in some cases, the SEC.
In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund, and in some cases, subject to applicable law, a decision by the Adviser to take any particular action could have the effect of benefiting an Other Client (and, incidentally, may also have the effect of benefiting the Adviser and its affiliates) and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the transaction.
Related Financing Counterparties
. The Fund may invest in companies or other entities in which Other Clients make an investment in a different part of the capital structure (and vice versa) subject to the requirements of the 1940 Act and the Fund’s co-investment
order. The Adviser and its affiliates take into account various facts and circumstances they deem relevant in selecting financing sources, including whether a potential lender has expressed an interest in evaluating debt financing opportunities, whether a potential lender has a history of participating in debt financing opportunities generally and with the Adviser in particular, the size of the potential lender’s loan amount, the timing of the relevant cash requirement, the availability of other sources of financing, the creditworthiness of the lender, whether the potential lender has demonstrated a long-term or continuing commitment to the success of the Adviser, its affiliates and their funds, and such other factors that the Adviser and its affiliates deem relevant under the circumstances. The cost of debt alone is not determinative.
It is possible that shareholders, Other Clients, their portfolio companies, co-investors
and other parties with material relationships with the Adviser, such as shareholders of and lenders to the Adviser and its affiliates and lenders to Other Clients and their portfolio companies, could provide additional first lien financing to portfolio companies of the Fund, subject to the requirements of the 1940 Act. The Adviser could have incentives to cause the Fund and its portfolio companies to accept less favorable financing terms from a shareholder, Other Clients, their portfolio companies, Fidelity, and other parties with material relationships with the Adviser than it would from a third party. If the Fund or a portfolio company occupies a more senior position in the capital structure than a shareholder, Other Client, their portfolio companies and other parties with material relationships with the Adviser, the Adviser could have an incentive to cause the Fund or portfolio company to offer more favorable financing terms to such parties. In the case of a related party financing between the Fund or its portfolio companies, on the one hand, and the Adviser or Other Clients’ portfolio companies, on the other hand, to the extent permitted by the 1940 Act, the Adviser could, but is not obligated to, rely on a third party agent to confirm the terms offered by the counterparty are consistent with market terms, or the Adviser could instead rely on its own internal analysis, which the Adviser believes is often superior to third party analysis given the scale of the Adviser and its affiliates in the market. If, however, any of the Adviser, the Fund, an Other Client or any of their portfolio companies delegates to a third party, such as another member of a financing syndicate or a joint venture partner, the negotiation of the terms of the financing, the transaction will be assumed to be conducted on an arms-length basis, even though the participation of the Adviser related vehicle impacts the market terms. For example, in the case of a loan extended to the Fund or a portfolio company by a financing syndicate in which an Other Client has agreed to participate on terms negotiated by a third party participant in the syndicate, it may have been necessary to offer better terms to the financing provider to fully subscribe the syndicate if the Other Client had not participated. It is also possible that the frequent participation of Other Clients in such syndicates could dampen interest among other potential financing providers, thereby lowering demand to participate in the syndicate and increasing the financing costs to the Fund. The Adviser does not believe either of these effects is significant, but no assurance can be given to shareholders that these effects will not be significant in any circumstance. Unless required by applicable law, the Adviser will not seek any consent or approvals from shareholders or the Board in the case of any of these conflicts.
The Adviser and its affiliates could cause actions adverse to the Fund to be taken for the benefit of Other Clients that have made an investment more senior in the capital structure of a portfolio company than the Fund (
e.g
., provide financing to a portfolio company, the equity of which is owned by the Fund) and, vice versa, actions may be taken for the benefit of the Fund and its portfolio companies that are adverse to Other Clients. The Adviser and its affiliates could seek to implement procedures to mitigate conflicts of interest in these situations such as (i) a forbearance of rights, including some or all non-economic
rights, by the Fund or relevant Other Client (or their respective portfolio companies, as the case may be) by, for example, agreeing to follow the vote of a third party in the same tranche of the capital structure, or otherwise deciding to recuse itself with respect to decisions on defaults, foreclosures, workouts, restructurings and other similar matters, (ii) causing the Fund or relevant Other Client (or their respective portfolio companies, as the case may be) to hold only a non-controlling
interest in any such portfolio company, (iii) retaining a third party loan servicer, administrative agent or other agent to make decisions on behalf of the Fund or relevant Other Client (or their respective portfolio companies, as the case may be), or (iv) create groups of personnel within the Adviser and its affiliates separated by information barriers (which may be temporary and limited purpose in nature), each of which would advise one of the clients that has a conflicting position with other clients. As an example, to the extent an Other Client holds an interest in a loan or security that is different (including with respect to relative seniority) than those held by the Fund or its portfolio companies, the Adviser may decline to exercise, or delegate to a third party, certain control, foreclosure and other similar governance rights of the Other Client. In these cases, the Adviser would generally act on behalf of one of its clients, though the other client would generally retain certain control rights, such as the right to consent to certain actions taken by the trustee or administrative or other agent of the investment, including a release, waiver, forgiveness or reduction of any claim for principal or interest; extension of maturity date or due date of any payment of any principal or interest; release or substitution of any material collateral; release, waiver, termination or modification of any material provision of any guaranty or indemnity; subordination of any lien; and release, waiver or permission with respect to any covenants.
In addition, it is anticipated that in a bankruptcy proceeding the Fund’s interests will likely be subordinated or otherwise adverse to the interests of Other Clients with ownership positions that are more senior to those of the Fund. For example, an Other Client that has provided debt financing to an investment of the Fund may take actions for its benefit, particularly if the Fund’s Investment is in financial distress, which adversely impact the value of the Fund’s subordinated interests.
Although Other Clients can be expected to provide financing to the Fund and its portfolio companies subject to the requirements of the 1940 Act, there can be no assurance that any Other Client will indeed provide any such financing with respect to any particular investment. Participation by Other Clients in some but not all financings of the Fund and its portfolio companies may adversely impact the ability of the Fund and its portfolio companies to obtain financing from third parties when Other Clients do not participate, as it may serve as a negative signal to market participants. Any financing provided by a shareholder or an affiliate to the Fund or a portfolio company is not an investment in the Fund.
The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. The Adviser and its affiliates may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While the Adviser will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by the Adviser and its affiliates in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of the Adviser to allocate investment opportunities and sale opportunities on a basis deemed by the Adviser, in its sole discretion, to be fair and equitable over time.
Joint Ventures.
The Fund or the Adviser may partner with one or more unaffiliated banks or other financial institutions to make particular investments or types of investments, with, in some instances, such partners having senior exposure to the investment program and the Fund and Other Clients participating in the junior exposure or vice versa. In doing so, the Adviser would seek to benefit from the larger combined capital base of working with a partner, as well as such partner’s sourcing channels and expertise. In addition, the Fund may be an initial economic participant in such an investment program or may join the investment program after it has made investments. As a result, the Fund may or may not share in the returns of the investments that have already been originated and, accordingly the returns realized by the Fund investors may differ from the returns realized by other participants of such investment program.
The structure of this type of investment program will vary and will be determined on a case-by-case
basis in order to accommodate the nature of the arrangements, applicable bank and other regulatory restrictions,

particular considerations applicable to the funds and accounts participating in the investment program, tax considerations, and other factors. For example, the investment program may be structured so that the Fund purchases debt of a holding company (the “JV Participant”) and the JV Participant then participates in the joint venture or the investments sourced through the joint venture. In such a situation, the equity of the JV Participant is expected to be held by Other Clients. As a result, conflicts of interest may arise between the Fund (as debt holders of the JV Participant) and the Other Clients participating in the investment program (as equity holders of the JV Participant). These conflicts of interest would be magnified in the event of any default, bankruptcy or similar event of financial distress with respect to the JV Participant. Further, the returns realized by the Fund are likely to differ from the returns realized by the Other Clients participating in the investment program. In such a structure, the Fund as a debt holder will have more enhanced downside protection than the Other Clients but will not benefit from all of the upside from the underlying investments, whereas the Other Clients, while being subject to a greater risk of loss, will also benefit from greater upside than the Fund.
The Fund’s joint venture partner may be a regulated banking entity, and the joint venture vehicle may be subject to bank regulation as a result of the bank’s ownership interest therein. As a result, there is a risk that the joint venture could be subject to bank regulatory audit and review, as well as potential fines or other enforcement actions that the Fund, acting on its own, would not otherwise be subject. While the bank joint venture partner would be expected to assume some of these liabilities directly, the JV Participant would nevertheless have some exposure, potentially in respect of larger liabilities. Such liabilities could be significant. Furthermore, the activities of the joint venture may be restricted because of regulatory requirements applicable to the bank or its internal policies designed to comply with, limit the applicability of, or that otherwise relate to such requirements.
The Adviser believes that any such joint venture will be structured in a manner that would not cause a violation of applicable banking laws and regulations. However, it is possible that future changes or clarifications in statutes, regulations or interpretations concerning the permissible activities of bank holding companies, as well as further judicial or administrative decisions and interpretations of present or future statutes or regulations could restrict (or possibly prevent) the banking partner from continuing to participate in the joint venture in the manner originally contemplated. In such event, the Adviser and the applicable banking partner may agree to alter or restrict the investment program or may elect to terminate the investment program altogether. Any such restructuring or termination may adversely affect the returns realized by the Fund in connection with its participation in the investment program.
Certain Investments Inside the Fund’s Mandate that are not Pursued by the Fund.
Under certain circumstances, the Adviser may determine not to pursue some or all of an investment opportunity within the Fund’s mandate pursuant to its investment allocation policies and procedures, including without limitation, as a result of business, reputational or other reasons applicable to the Fund, Other Clients, their respective portfolio companies or the Adviser. In addition, the Adviser may determine that the Fund should not pursue some or all of an investment opportunity, including, by way of example and without limitation, because the Fund has already invested sufficient capital in the investment, sector, industry, geographic region or markets in question, as determined by the Adviser in its good faith discretion, or the investment is not appropriate for the Fund for other reasons as determined by the Adviser in its good faith reasonable sole discretion. In any such case the Adviser or its affiliates could, thereafter, offer such opportunity to other parties, including Other Clients or portfolio companies or limited partners or shareholders of the Fund or Other Clients, joint venture partners, related parties or third parties. Any such Other Clients may be advised by an affiliate of the Adviser, which could determine an investment opportunity to be more attractive than the Adviser believes to be the case. In any event, there can be no assurance that the Adviser’s assessment will prove correct or that the performance of any investments actually pursued by the Fund will be comparable to any investment opportunities that are not pursued by the Fund. The Adviser and its affiliates, including their personnel, may receive compensation from any such party that makes the investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to the Adviser. In some cases, the Adviser or its affiliates earn greater fees when Other Clients participate alongside or instead of the Fund in an investment.

Allocation of Revolver, Delayed-Draw Investment or Line of Credit Obligations
. The Fund generally expects to participate in one or more investments that are structured as “revolvers,” “delayed-draws” or “lines of credit” with funding obligations that extend past the initial date of investment. Later funding obligations related to such investments may not be allocated pro rata among all the investors who participated in the initial funding of an investment. In particular, the Fund may participate in the initial funding of an investment but may not participate in later-arising funding obligations (
i.e
., the revolver, delayed-draw or line of credit portions) related to such investment, including because of capacity limitations that an investment vehicle may have for making new revolver, delayed-draw investments or lines of credit. As a result, the Fund may be allocated a smaller or larger portion of revolver, delayed-draw investments or lines of credit than other investors participating in the loan (or may not be allocated any portion). Fund investors that participate in the initial funding of an investment may receive certain economic benefits in connection with such initial funding, such as original issue discount, closing payments, or commitment fees and these benefits are expected to be allocated based on participation in the initial funding, regardless of participation in future funding obligations. In addition, where the Fund and any other participating investors have not participated in each funding of an investment on a pro rata basis, conflicts of interest may arise between the Fund and the other investors as the interests of the Fund and the other investors may not be completely aligned with respect to such investment. In that regard, the revolver, delayed draw or line of credit portion of an investment may be senior to the investment in the portfolio company made by the Fund, and as a result, the interests of the Fund may not be aligned with other participating investors.
Insurance.
The Adviser will cause the Fund to purchase, and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for insurance to insure the Fund and the Board against liability in connection with the activities of the Fund. This includes a portion of any premiums, fees, costs and expenses for one or more “umbrella,” group or other insurance policies maintained by the Adviser or its affiliates that cover the Fund and one or more of the Other Clients, the Adviser, and/or its affiliates (including their respective directors, officers, employees, agents, representatives, independent client representative (if any) and other indemnified parties). The Adviser will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella,” group or other insurance policies among the Fund, one or more Other Clients, the Adviser, and/or its affiliates on a fair and reasonable basis, subject to approval by the Board.
Expense Allocations
. The Administrator and its affiliates provide, or oversee the provision of, administrative resources to the Fund. The resources provided by the Administrator and its affiliates to the Fund include shared resources among the Fund and Other Clients. The Fund is responsible for paying its allocable share of such expenses. The Administrator takes into account a variety of considerations when allocating such expenses, both between the Administrator/its affiliates, on the one hand, and the Fund and Other Clients on the other, and between and among the Fund and Other Clients. The Administrator seeks to allocate expenses using fair and reasonable methodologies. The Administrator will make judgments about the allocation of fees, costs and expenses among the Fund, one or more Other Clients, the Adviser, the Administrator and/or its affiliates on a fair and reasonable basis, subject to oversight of the Board.
Additional Potential Conflicts of Interest
.
The officers, directors, members, managers, employees and personnel of the Adviser, as applicable, may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the policies of the Adviser and its affiliates, or otherwise determined from time to time by the Adviser. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Adviser or its affiliates, could restrict the ability of the Fund to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Fund. Finally, although Fidelity believes its positive reputation in the marketplace provides benefit to the Fund and Other Clients, the Adviser could decline to undertake investment activity or transact with a counterparty on behalf of the Fund for reputational reasons, and this decision could result in the Fund foregoing a profit or suffering a loss.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this registration statement and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The following table sets forth, as of March 30, 2025, information with respect to the beneficial ownership of our Common Shares at the time of the satisfaction of the minimum offering requirement by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;

•	each of our Trustees and each executive officers; and

•	all of our Trustees and executive officers as a group.
Percentage of beneficial ownership is based on 35,950,513 shares outstanding as of March 30, 2025.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

	Common Shares Beneficially Owned
Name and Address	Number	Percentage
Interested Trustees
David B. Jones	6,000	*
Independent Trustees (1)
Jennifer M. Birmingham	—	—
Matthew J. Conti	47,395	*
Tara C. Kenney	—	—
Executive Officers who are not Trustees (1)
Heather Bonner	—	—
Stephanie Caron	—	—
David Gaito	31,415	*
Robert Gannon	1,218	*
Therese Icuss	21,889	*
Nicole Macarchuk	—	—
Ksenia Portnoy	—	—
Hadi Husain	—	—
Christopher Quinlan	14,858	*
Jeffrey Scott	18,214	*
Harley Lank	86,528	*

*	Less than 1%.
(1)	The address for all of the Fund’s officers and Trustees is Fidelity Private Credit Fund, c/o Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

The following table sets forth the dollar range of our equity securities as of December 31, 2024:

Name and Address	Dollar Range of Equity Securities in the Fund (1)(2)(3)	Dollar Range of Equity Securities in the Fund Complex (1)(3)(4)
Interested Trustees
David B. Jones	over $100,000	over $100,000
Independent Trustees
Jennifer M. Birmingham	None	None
Matthew J. Conti	over $100,000	over $100,000
Tara C. Kenney	None	None

1)	Beneficial ownership has been determined in accordance with Rule 16-1(a)(2) of the Exchange Act.
2)	Dollar ranges were determined using the number of shares that are beneficially owned as of December 31, 2024, multiplied by the Fund’s net asset value per share of $25.75.
3)	The dollar range of equity securities beneficially owned are: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000.
4)
The “Fund Complex” consists of the Fund, Fidelity Private Credit Company LLC, Fidelity Multi-Strategy Credit Fund, Fidelity Risk Parity Fund, Fidelity SAI Convertible Arbitrage Fund, Fidelity SAI Alternative Risk Premia Commodity Strategy Fund, Fidelity SAI Alternative Risk Premia Strategy Fund, Fidelity Equity Market Neutral Fund, Fidelity Hedged Equity Fund, Fidelity Hedged Equity ETF, Fidelity Dynamic Buffered Equity ETF, Fidelity Yield Enhanced Equity ETF and Fidelity Macro Opportunities Fund.

DISTRIBUTIONS
We expect to pay regular monthly distributions and declared our first distribution on April 26, 2023. Any distributions we make will be at the discretion of our Board, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.
Our Board’s discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our investment company taxable income. See “Description of our Common Shares” and “Certain U.S. Federal Income Tax Considerations.”
The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares and Class I shares, and distributions on Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares), and we are required to pay higher ongoing shareholder servicing fees with respect to Class D shares (compared to Class I shares).
There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. The use of borrowings to pay distributions is subject to the limitations in Section 5.4(f) of the Declaration of Trust and Section VI.K. of the Omnibus Guidelines. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.
From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the discretion of our Board.
We have not established any limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive Advisory Fees or otherwise reimburse expenses in future periods. See “Advisory Agreement and Administration Agreement.”
Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

For a period of time following commencement of this offering, which time period may be significant, we expect substantial portions of our distributions may be funded indirectly through the reimbursement of certain expenses by the Adviser and its affiliates, including through the waiver of certain Advisory Fees by the Adviser, that are subject to conditional reimbursement by us within three years. Any such distributions funded through expense reimbursements or waivers of Advisory Fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by the Adviser and its affiliates will reduce the distributions that you would otherwise receive in the future. Other than as set forth in this prospectus, the Adviser and its affiliates have no obligation to advance expenses or waive Advisory Fees.
We elected to be, and intend to qualify annually thereafter, as a RIC under the Code. To qualify for RIC tax treatment, we must distribute at least 90% of our investment company taxable income (net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses), if any, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M. If a RIC makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid.
We currently intend to distribute net capital gains (
i.e.
, net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. See “Certain U.S. Federal Income Tax Considerations.”
If we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR COMMON SHARES
The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.
General
The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 35,950,513 shares were outstanding as of March 30, 2025, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private, for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.
None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board in setting the terms of any class or series of Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.
Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of March 30 , 2025
Class S	Unlimited	—	68,904
Class D	Unlimited	—	449
Class I	Unlimited	—	35,881,160
Common Shares
Under the terms of our Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board and declared by us out of funds legally available therefore. Except as may be provided by our Board in setting the terms of classified or reclassified shares, our Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case of a “contested election” (as defined in our bylaws), in which case Trustees will be elected by a majority of the votes cast in the contested election of Trustees. Pursuant to our Declaration of Trust, our Board may amend the bylaws to alter the vote required to elect Trustees.
Class S Shares
Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S shares; however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.50% cap on NAV for Class S shares. Class S shares are subject to a minimum initial investment of $2,500. All subsequent purchases of Class S, except for those made under our distribution reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Managing Dealer can waive the initial or subsequent minimum investment at its discretion.
We pay the Managing Dealer selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Managing Dealer reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. In addition to the above payments, the Distribution and Service Plan for Class S specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to the Managing Dealer in connection with providing services intended to result in the sale of Class S shares and/or shareholder support services. The Adviser, directly or through the Managing Dealer or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently the Board of the fund has authorized such payments for Class S.
Class D Shares
Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class D shares; however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 1.50% cap on NAV for Class D shares. Class D shares are subject to a minimum initial investment of $2,500. All subsequent purchases of Class D, except for those made under our distribution reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Managing Dealer can waive the initial or subsequent minimum investment at its discretion.
We pay the Managing Dealer selling commissions over time as a shareholder servicing fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing fees are paid monthly in arrears. The Managing Dealer reallows (pays) all or a portion of the shareholder servicing fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers and will waive shareholder servicing fees to the extent a broker is not eligible to receive it for failure to provide such services.
Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.
In addition to the above payments, the Distribution and Service Plan for Class D specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to the Managing Dealer in connection with providing services intended to result in the sale of Class D shares and/or shareholder support services. The Adviser, directly or through the Managing Dealer or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently the Board of the fund has authorized such payments for Class D.
Class I Shares
No upfront selling commissions are paid for sales of any Class I shares. Class I shares are subject to a minimum initial investment of $1,000,000, which is waived or reduced by the Managing Dealer to $25,000 or less for certain investors as described below and may be increased or decreased pursuant to agreements with financial intermediaries. Financial intermediaries may be permitted to impose higher or lower investment minimums for purchases made through their platforms. Investors should consult their financial intermediary for more information. All subsequent purchases of Class I, except for those made under our distribution reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Managing Dealer can waive the initial or subsequent minimum investment at its discretion.
No shareholder servicing and/or distribution fees are paid for sales of any Class I shares. However, Class I has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to the Managing Dealer in connection with providing services intended to result in the sale of Class I shares and/or shareholder support services. The Adviser, directly or through the Managing Dealer or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently the Board of the fund has authorized such payments for Class I.
Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) by endowments foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through transaction/ brokerage platforms at participating brokers, (5) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles.
Without limiting the foregoing, the Managing Dealer waives or reduces to $25,000 or less Class I investment minimums for purchases: (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (3) through transaction/brokerage platforms at participating brokers, (4) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, and (5) by other categories of investors that we name in an amendment or supplement to this prospectus. The foregoing categories of investors who are granted waivers or reductions by the Managing Dealer from the Class I investment minimums include investors described in the foregoing sentence who make purchases for eligible retirement plans and IRAs. Waivers and reductions are subject to the terms and conditions of agreements that the Managing Dealer enters into with participating intermediaries, as applicable.
Other Terms of Common Shares
We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief for which we have applied to allow us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.
Preferred Shares
This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. We do not currently anticipate issuing preferred shares in the near future, including within the first year after the effective date of this prospectus. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Adviser or our affiliates except on the same terms as offered to all other shareholders.
Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common

Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
The issuance of any preferred shares must be approved by a majority of our Independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.
We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a

Trustee (other than an Independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an Independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.
In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.
Delaware Law and Certain Declaration of Trust Provisions
Organization and Duration
We were formed in Delaware on March 23, 2022. We have no fixed term and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.
Purpose
Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.
Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Sales and Leases to the Fund
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Adviser or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable and fair to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.
Sales and Leases to our Adviser, Trustees or Affiliates
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.
Loans
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Adviser or any of its affiliates.
Commissions on Financing, Refinancing or Reinvestment
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.
Lending Practices
Our Declaration of Trust provides that, with respect to financing made available to us by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser may not impose a prepayment charge or penalty in connection with such financing and the Adviser may not receive points or other financing charges.
Number of Trustees; Vacancies; Removal
Our Declaration of Trust provides that the number of Trustees will be set by our Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than three. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.
Our Declaration of Trust provides that a Trustee may be removed without cause upon the vote of a majority of then-outstanding shares.
We have a total of four members of our Board, three of whom are Independent Trustees. Our Declaration of Trust provides that a majority of our Board must be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee pending the election of his or her successor. Each Trustee will hold office until his or her successor is duly elected and qualified. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board will be divided into three classes of Trustees serving staggered terms of three years each.
Action by Shareholders
Our bylaws provide that shareholder action can be taken at an annual meeting of shareholders held to consider such matters as may appropriately come before such meeting, at a special meeting of shareholders, or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. Under our Declaration of Trust and bylaws, the Fund holds annual meetings of shareholders to consider such matters as may appropriately come before such meeting. Special meetings of shareholders may be called in the manner provided in the bylaws, including by a majority of the Independent Trustees or the President, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our Declaration of Trust provides that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Fund to act on any matter that may properly be considered at a meeting of shareholders upon the written request of shareholders entitled to cast not less than 10% of all the votes entitled to be cast on such matter at such meeting. Notice of any special meeting called by such shareholders will be sent to all shareholders within 10 days of the receipt of the written request and the special meeting will be held at the time and place specified in the shareholder request not less than 15 days nor more than 60 days after we are provided notice by such shareholders of the request for a special meeting; provided, however, that if no time or place is so specified in the shareholder request, at such time and place convenient to the shareholder. If there are no Trustees, the officers of the Fund will promptly call a special meeting of the shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the bylaws. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.
With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.
Our Declaration of Trust also provides that the following actions may be taken by the shareholders, without concurrence by our Board or the Adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

•	modify the Declaration of Trust;

•	remove the Adviser or appoint a new investment adviser;

•	dissolve the Fund; or

•	sell all or substantially all of our assets other than in the ordinary course of business.
The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.
Our Adviser may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

•	amend the Declaration of Trust;

•	amend the Advisory Agreement except for amendments that would not adversely affect the rights of our shareholders;

•
except as otherwise permitted under the Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

•	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Advisory Agreement and applicable law);

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	cause the merger or similar reorganization of the Fund.
Amendment of the Declaration of Trust and Bylaws
Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. In addition, amendments to our Declaration of Trust to make our Common Shares a “redeemable security” or to convert the Fund, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by (a) the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter and (b) the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter upon and following the occurrence of a listing of any class of our shares on a national securities exchange.
Our Declaration of Trust provides that our Board has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of Trustees, our Declaration of Trust provides that our Board may amend our Declaration of Trust without any vote of our shareholders.
Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution
The Board may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Fund, provided that the resulting entity is a business development company under the 1940 Act. The Fund will not permit the Adviser to cause any other form of merger or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter. The Fund may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees.
Derivative Actions
No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. No shareholder may maintain a derivative action on behalf of the Fund unless holders of at least ten percent (10%) of the outstanding shares join in the bringing of such action. The requirement for ten percent (10%) of the outstanding shares to join in a derivative action does not apply to claims arising under the federal and state securities laws.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed; and a demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Board who are not “Independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board shall be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Board determine not to bring such action. For purposes of this paragraph, the Board may designate a committee of one or more Trustees to consider a shareholder demand.
Exclusive Delaware Jurisdiction
Each Trustee, each officer and each person legally or beneficially owning a share or an interest in a share of the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804I of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Statutory Trust Statute or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings) to interpret, apply or enforce (A) the provisions of the Declaration of Trust, (B) the duties (including fiduciary duties), obligations or liabilities of the Fund to the shareholders or the Board, or of officers or the Board to the Fund, to the shareholders or each other, (C) the rights or powers of, or restrictions on, the Fund, the officers, the Board or the shareholders, (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Fund pursuant to Section 3809 of the Delaware Statutory Trust Statute I(E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute or the Declaration of Trust relating in any way to the Fund (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. Nothing disclosed in this section will apply to any claims, suits, actions or proceedings asserting a claim brought under federal securities laws or state securities laws.
Restrictions on Roll-Up Transactions
In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.
In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.
We are prohibited from participating in any proposed roll-up transaction:

•
which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the charter, including rights with respect to the election and removal of Trustees, annual and special meetings, amendments to the charter and our dissolution;

•
which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

•
in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the charter;

•	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction; or

•
unless the organizational documents of the entity that would survive the roll-up transaction provide that neither its adviser nor its managing dealer may vote or consent on matters submitted to its shareholders regarding the removal of its adviser or any transaction between it and its adviser or any of its affiliates.

Access to Records
Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the Delaware Statutory Trust Statute, our shareholders are entitled to inspect and copy the following corporate documents: (i) our charter; (ii) our bylaws; (iii) a current list of shareholders; and (iv) information regarding our business and financial condition. A shareholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our Board. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).
A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.
Reports to Shareholders
Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at fidcredit.com and on the SEC’s website at
www.sec.gov
.
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically. If you invest in our shares through a financial adviser or a financial intermediary, such as a broker-dealer, and such adviser or intermediary delivers all or a portion of the reports above, any election with respect to delivery you have made with such financial adviser or intermediary will govern how you receive such reports.
Conflict with the 1940 Act
Our Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DETERMINATION OF NET ASSET VALUE
We expect to determine our NAV for each class of shares each month as of the last day of each calendar month. The NAV per share for each class of shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made.
Our most recently determined NAV per share for each class of shares will be available on our website: fidcredit.com. We will report our NAV per share as of the last day of each month on our website within twenty business days of the last day of each month.
The Fund values its investments, upon which its NAV is based, in accordance with ASC 820, Fair Value Measurement, which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also provides a framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value and prescribes disclosure requirements for fair value measurements.
Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee responsible for valuing all of the Fund’s investments, including making fair valuation determinations as needed. The Adviser has established a Fair Value Committee to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern activities of the Fair Value Committee and the performance of functions required to determine the fair value of a fund’s investments in good faith. These functions include periodically assessing and managing material risks associated with fair value determinations, selecting, applying, reviewing, and testing fair value methodologies, monitoring for circumstances that may necessitate the use of fair value, and overseeing and evaluating pricing services used.
In accordance with the Adviser’s policies and procedures, which have been approved by the Board, investments, including debt securities, that are publicly traded but for which no readily available market quotations exist are generally valued on the basis of information furnished by an independent third-party pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures, engages in oversight activities with respect to third-party pricing sources used, and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations or prices received from third-party pricing services are not reflective of the fair value of an investment.
Investments that are not publicly traded or whose current market prices or quotations are not readily available are valued at fair value as determined by the Adviser in good faith pursuant to the Adviser’s Board-approved policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. In determining fair value of the Fund’s loan investments the types of factors that the Fair Value Committee may take into account generally include comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of the portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business and other relevant factors.
The Fund has engaged an independent valuation firm to prepare month-end valuation recommendations for investments for which market quotations are not readily available as of the last calendar day of each month. The independent valuation firm undertakes a full analysis of the investments and provides estimated fair values for such investments to the Adviser. The independent valuation firm also provides analyses to support their valuation methodology and calculations. The Adviser’s Fair Value Committee reviews and approves each valuation recommendation and confirms it has been calculated in accordance with the Board-approved policies and procedures. The Fair Value Committee manages the Fund’s fair valuation practices and maintains the fair valuation policies and procedures. The Adviser reports to the Board information regarding the fair valuation process and related material matters. The Board may determine to modify its designation of the Adviser as valuation designee, relating to any or all Fund investments, at any time.

PLAN OF DISTRIBUTION
General
We are offering a maximum of $4,000,000,000 in Common Shares pursuant to this prospectus on a “best efforts” basis through Fidelity Distributors Company LLC, the Managing Dealer, a registered broker-dealer. Because this is a “best efforts” offering, the Managing Dealer must only use its best efforts to sell the shares, which means that no underwriter, broker or other person will be obligated to purchase any shares. The Managing Dealer is headquartered at 900 Salem Street, Smithfield, Rhode Island 02917.
The shares are being offered on a “best efforts” basis, which means generally that the Managing Dealer is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Managing Dealer nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the shares, shareholders will likely have limited ability to sell their shares until there is a liquidity event for the Fund.
We are offering to the public three classes of Common Shares: Class S shares, Class D shares and Class I shares. We are offering to sell any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.
Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) by endowments foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through transaction/brokerage platforms at participating brokers, (5) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment for Class I shares is $1,000,000, unless waived by the Managing Dealer. Financial intermediaries may be permitted to impose higher or lower investment minimums for purchases made through their platforms.
Without limiting the foregoing, the Managing Dealer waives or reduces to $25,000 or less Class I investment minimums for purchases: (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (3) through transaction/brokerage platforms at participating brokers, (4) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, and (5) by other categories of investors that we name in an amendment or supplement to this prospectus. The foregoing categories of investors who are granted waivers or reductions by the Managing Dealer from the Class I investment minimums include investors described in the foregoing sentence who make purchases for eligible retirement plans and IRAs. Waivers and reductions are subject to the terms and conditions of agreements that the Managing Dealer enters into with participating intermediaries, as applicable. Financial intermediaries may be permitted to impose higher or lower investment minimums for purchases made through their platforms. Investors should consult their financial intermediary for more information.
If you are eligible to purchase all three classes of shares, you should be aware that Class I shares have no shareholder servicing or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the Managing Dealer nor its affiliates will directly or indirectly compensate any person engaged as an investment adviser or bank trust department by a potential investor as an inducement for such investment adviser or bank trust department to advise favorably for an investment in us.
The number of shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the shares that we have registered. Although we have registered a fixed dollar amount of our shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.
This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.
Purchase Price
Shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.
Underwriting Compensation
We entered into a Managing Dealer Agreement with the Managing Dealer, pursuant to which the Managing Dealer agreed to, among other things, manage our relationships with third-party brokers engaged by the Managing Dealer to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisers. The Managing Dealer also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. The Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay the Managing Dealer for expenses incurred in connection with providing services intended to result in the sale of shares of the Fund and/or shareholder support services. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares.
Upfront Sales Loads
Class S, Class D and Class I Shares.
Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S shares, Class D shares, or Class I shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, such intermediaries may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that such intermediaries limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares.
Shareholder Servicing and/or Distribution Fees—Class S and Class D
The following table shows the shareholder servicing and/or distribution fees we pay the Managing Dealer with respect to the Class S, Class D and Class I on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	—
Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we will pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.
The shareholder servicing and/or distribution fees will be paid monthly in arrears. The Managing Dealer will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.
Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Managing Dealer will waive the shareholder servicing fee and/or distribution that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.
Other Compensation
We or the Adviser may also pay directly, or reimburse the Managing Dealer if the Managing Dealer pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees). In addition to the above payments, the Distribution and Service Plans for Class S, Class D and Class I specifically recognize that the Adviser may make payments from its management fee revenue, past profits, or other resources to the Managing Dealer in connection with providing services intended to result in the sale of shares and/or shareholder support services. The Adviser, directly or through the Managing Dealer or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently the Board of the fund has authorized such payments for Class S, Class D and Class I.
Limitations on Underwriting Compensation
We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.
In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.
This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, Managing Dealer fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction based compensation paid to registered persons associated with the Managing Dealer in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan).
Term of the Managing Dealer Agreement
Either party may terminate the Managing Dealer Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Managing Dealer Agreement. Our obligations under the Managing Dealer Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).
Indemnification
To the extent permitted by law and our charter, we will indemnify the participating brokers and the Managing Dealer against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.

Supplemental Sales Material
In addition to this prospectus, we will use sales material in connection with the offering of shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering, the past performance of the Adviser and its affiliates, case studies and articles and publications concerning credit markets and direct lending. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.
We are offering shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.
Share Distribution Channels and Special Discounts
We expect our Managing Dealer to use multiple distribution channels to sell our shares. These channels may charge different brokerage fees for purchases of our shares. Our Managing Dealer is expected to engage participating brokers in connection with the sale of the shares of this offering in accordance with participating broker agreements.

HOW TO SUBSCRIBE
You may buy or request that we repurchase Common Shares through your financial adviser, a participating broker or other financial intermediary that has a selling agreement with the Managing Dealer. Because an investment in our Common Shares involves many considerations, your financial adviser or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our shares, shareholders may have difficulty selling their shares if we choose to repurchase only some, or even none, of the shares in a particular quarter, or if our Board modifies, suspends or terminates the share repurchase program.
Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

•
Complete the execution copy of the applicable subscription agreement. The Fund maintains two subscription agreements: One for investors subscribing through participating intermediaries with whom the Managing Dealer has entered into a Selected Intermediary Agreement and one for investors subscribing through the Fidelity Brokerage Services LLC platform. Please consult your financial intermediary for information on the subscription agreement applicable to you. A specimen copy of the subscription agreements, including instructions for completing each agreement, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Managing Dealer. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.

•
Submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker or the transfer agent. The transfer agent does not accept checks. Wire transfers should be directed to “Fidelity Private Credit Fund.” For Class S and Class D shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I shares, after you have satisfied the applicable minimum purchase requirement of $25,000 or $1,000,000, additional purchases must be in increments of $500, unless such minimums are waived by the Fund. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.

•
By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

A sale of the shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month (unless waived by the Fund).
For example, if you wish to subscribe for Common Shares in October, your subscription request must be received in good order at least five business days before November 1. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of October 31 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available on our website, fidcredit.com, generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each shareholder’s purchase will be determined and shares will be credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.
If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.
Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled, and you could be liable for any losses or fees we have incurred.
You have the option of placing a transfer on death (“TOD”), designation on your shares purchased in this offering. A TOD designation transfers the ownership of the shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the shares. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial adviser, in order to effect the designation.
Purchase Price
Shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.
If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you purchase in our primary offering will be automatically invested in additional shares of the same class. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable.
We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

•
On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the Fund, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.

•
Generally, within twenty business days after the first calendar day of each month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for shares purchased with that effective date.

•	Completed subscription requests will not be accepted by us before two business days before the first calendar day of each month.

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Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our automated telephone line, 817-474-1001.

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You will receive a confirmation statement of each new transaction in your account from the transfer agent or your financial adviser, participating broker or financial intermediary as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable NAV per share is determined.

Our NAV may vary significantly from one month to the next. Through our website at fidcredit.com, you will have information about the most recently available NAV per share.
In contrast to securities traded on an exchange or OTC, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated once monthly using our valuation methodology, and the price at which we sell new shares and repurchase outstanding shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

SHARE REPURCHASE PROGRAM
We do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase our Common Shares, your ability to sell your shares will be limited.
We have commenced a share repurchase program in which we repurchase, in each quarter, up to 5% of our Common Shares outstanding (by number of shares) as of the close of the previous calendar quarter. Our Board may amend, suspend or terminate the share repurchase program if it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter. Upon a suspension of our share repurchase program, our Board will consider at least quarterly whether the continued suspension of our share repurchase program remains in our best interest and the best interest of our shareholders. However, our Board is not required to authorize the recommencement of our share repurchase program within any specified period of time. Our Board may also determine to terminate our share repurchase program if required by applicable law or in connection with a transaction in which our shareholders receive liquidity for their Common Shares, such as a sale or merger of the Fund or listing of our Common Shares on a national securities exchange.
We expect to repurchase shares pursuant to tender offers each quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived, at our discretion, in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. We conduct the repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
In addition, the Fund’s Common Shares may also be sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. In certain markets, feeder vehicles may be established that impose an early repurchase deduction that corresponds to the Early Repurchase Deduction established by the Fund. The Fund may look through such feeder vehicles in applying its Early Repurchase Deduction, such that the feeder vehicle will receive repurchase proceeds in an amount equal to the amount due to feeder vehicle investors under the feeder vehicle’s repurchase deduction policy. For certain feeder vehicles in other markets, the Fund may not apply the Early Repurchase Deduction to the feeder vehicles or their underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction, if applied, will be retained by the Fund for the benefit of remaining shareholders across all shares.
You may tender all of the Common Shares that you own. There is no repurchase priority for a shareholder under the circumstances of death or disability of such shareholder.
In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. We will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.
We will offer to repurchase shares on such terms as may be determined by our Board in its complete and absolute discretion unless, in the judgment of our Independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our Board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Except to the extent an Early Repurchase Deduction is applicable, shareholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.
The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all shareholders. When the Board determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at: fidcredit.com. However, our repurchase offers will generally use the NAV on or around the last business day of a calendar quarter, which will not be available until after the expiration of the applicable tender offer, so you will not know the exact price of shares in the tender offer when you make your decision whether to tender your shares.
Repurchases of shares from shareholders by the Fund will be paid in cash promptly after the determination of the relevant NAV per share is finalized. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of shares. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
Most of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we generally maintain under normal circumstances an allocation to broadly syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all.
In the event that any shareholder fails to maintain the minimum balance of $10,000 of our shares, we may, at the time of such failure or any time subsequent to such failure, repurchase all of the shares held by that shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases may be subject to the Early Repurchase Deduction.
Payment for repurchased shares may require us to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Adviser intends to take measures, subject to policies as may be established by our Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

DISTRIBUTION REINVESTMENT PLAN
We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends or distributions declared by the Board on behalf of our shareholders who do not elect to receive their dividends or distributions in cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.
No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our shares, except shareholders located in certain states or who are clients of selected participating brokers, as described below. Shareholders who are eligible for default enrollment can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements. Shareholders located in Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont and Washington, as well as those who are clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan, will automatically receive their distributions in cash unless they elect to participate in our distribution reinvestment plan and have their cash distributions reinvested in additional Common Shares.
If any shareholder initially elects not to participate or is defaulted to non-participation by virtue of residing in one of the states mentioned above or being a client of a participating broker dealer that does not permit automatic enrollment in distribution reinvestment plans, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or Fidelity Investments Institutional Operations Company LLC (the “Plan Administrator”) at alternatives@fmr.com. Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Common Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.
If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full and such full tender is accepted by the Fund, any Common Shares issued to the participant under the distribution reinvestment plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the distribution reinvestment plan will be terminated as of the expiration date of the applicable tender offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.
If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Managing Dealer fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.
Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.
The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus. Shareholders will not pay transaction related charges when purchasing Common Shares under our distribution reinvestment plan, but all outstanding Class S and Class D shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing servicing fees.
See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information.

REGULATION
The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “Qualifying Assets,” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:
(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:
(a) is organized under the laws of, and has its principal place of business in, the United States;
(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c) satisfies any of the following:

(i)	does not have any class of securities that is traded on a national securities exchange;

(ii)	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250,000,000;

(iii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or

(iv)	is a small and solvent company having total assets of not more than $4,000,000 and capital and surplus of not less than $2,000,000.
(2) Securities of any Eligible Portfolio Company controlled by the Fund.
(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4) Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the Eligible Portfolio Company.
(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.
Significant Managerial Assistance
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers, service providers
(e.g.,
Adviser) or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.
Temporary Investments
Pending investment in other types of qualifying assets (including directly originated loans and broadly syndicated loans, as described above), our investments can consist of cash, cash equivalents, money market funds (including shares of Fidelity
®
Central funds or other funds that are advised by the Adviser or its affiliates), U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be qualifying assets.
The Fund may invest in mutual funds or exchange-traded funds advised by the Adviser or its affiliates. Depending on the circumstances (which exclude investments in money market funds advised by the Adviser or its affiliates, from which the Adviser or its affiliates may retain any additional management or other fees), the Adviser will contractually waive either (1) its management fee payable by the Fund or (2) up to a portion of its management fee payable by the Fund in an amount equal to such underlying fund’s management fee rate multiplied by the Fund’s average monthly invested balance in such underlying fund for such month.
Warrants
Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase securities that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.
Leverage and Senior Securities; Coverage Ratio
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of equity securities senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On September 16, 2022, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

We intend to utilize one or more credit facilities and/or subscription facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to be determined spreads over SOFR (or other applicable reference rate). We cannot assure shareholders that we will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.
We may enter into TRS agreements. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under TRS transactions, enters into offsetting transactions or otherwise covers such TRS transactions in accordance with applicable SEC guidance, the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.
We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.
Codes of Ethics
We and the Adviser and Fidelity Distributors Company LLC have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establish procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. These codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Affiliated Transactions
We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We and the Adviser have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.
Proxy Voting Policies and Procedures
The Fund has delegated to the Adviser the authority to vote the Fund’s proxies in accordance with the Adviser’s established formal written proxy voting guidelines (“Guidelines”). The Guidelines are designed to ensure that proxies cast on behalf of the Fund are voted in a manner consistent with the best interests of shareholders. The Adviser has also adopted the Guidelines as part of its proxy voting policies and procedures in accordance with Rule 206(4)-6 under the Advisers Act pursuant to which the Adviser has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interests of clients and not subrogate client interests to its own interests. The Guidelines are reviewed at least annually by the Adviser, and, accordingly, are subject to change.
In evaluating proxies, the Adviser considers factors that are financially material to individual companies and investing funds’ investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company’s approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business. The Adviser will vote on proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term
economic returns or profitability of the company or to maximize long-term shareholder value.
In certain non-U.S. jurisdictions and in limited circumstances, the Adviser may determine not to vote proxies where certain restrictions apply. In accordance with the Guidelines, voting of proxies is conducted in a manner consistent with the Adviser’s fiduciary obligations to the Fund, and all applicable laws and regulations. In other words, the Adviser votes in a manner consistent with the Guidelines and in the best interests of the Fund’s shareholders, and without regard to any other Fidelity companies’ business relationships. The Adviser takes its responsibility to vote proxies in the best interests of the Fund’s shareholders seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
To view the Fund’s Guidelines, visit //www.fidelity.com/bin-public/060_www_fidelity_com/documents/Full-Proxy-Voting-Guidelines-for-Fidelity-Funds-Advised-by-FMRCo-or-FDS.pdf.
Other
We will be periodically examined by the SEC for compliance with the 1940 Act and be subject to the periodic reporting and related requirements of the Exchange Act.
We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we will be prohibited from protecting any trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are also required to designate a CCO and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.
We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.
Our internet address is fidcredit.com
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We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

CYBERSECURITY
Fidelity and its Enterprise Cybersecurity organization, on behalf of the Fund, have established a comprehensive risk management program, which includes processes to identify, assess, and manage cybersecurity risks, including material risks from cybersecurity threats, and to put in place appropriate controls to mitigate these risks and reduce the potential impact to the Fund and its shareholders. The Fund does not currently have any employees and relies upon Fidelity and its Enterprise Cybersecurity organization for the Fund’s day-to-day operations and to establish strategies, policies, and standards for the security of, and operations in, cyberspace.
The Fund depends on and engages various third parties, including suppliers, vendors, and service providers, to operate its business. Through its vendor management program, and on behalf of the Fund, Fidelity oversees and identifies risks from cybersecurity threats associated with the use of third-party service providers. This vendor oversight program includes periodic reviews of the cybersecurity controls of third-party service providers, The frequency of such reviews is generally based on the nature of the Fund’s information processed by the vendor and the vendor’s criticality to business operations.
On behalf of the Fund, Fidelity engages third-party consultants to assess, identify, and/or manage material risks from cybersecurity threats. For example, Fidelity engages third-party consultants to perform audits of its cybersecurity measures and risk management processes, including those applicable to the Fund. Fidelity has also hired qualified independent assessors to review applicable security controls in accordance with the AICPA’s System and Organization Controls assurance programs. Additionally, Fidelity utilizes third-party consultants with specific areas of cybersecurity expertise to review and report on various aspects of its cybersecurity program, including those applicable to the Fund. The results of these consulting engagements are shared with the Fund’s Board of Trustees as part of periodic reports.
Fidelity’s Enterprise Cybersecurity organization has a threat intelligence program which monitors for emerging cyber threats. Taking information gathered from public and private sources, including industry groups such as the U.S. Cybersecurity and Infrastructure Security Agency and the Financial Services Information Sharing and Analysis Center, the organization analyzes such information and incorporates tactics, techniques, and procedures into the program’s security monitoring and detection tools and processes.
The potential impact of risks from cybersecurity threats on the Fund are assessed on an ongoing basis, and how such risks could materially affect the Fund’s business strategy, operational results, and financial condition are regularly evaluated. During the reporting period, the Fund did not identify any risks from cybersecurity threats, including as a result of any previous cybersecurity incidents, that have materially affected or are reasonably likely to materially affect the Fund, including its day-to-day operations, financial condition, and business strategies. In conjunction with Fidelity’s Enterprise Cybersecurity organization, the Fund participates in regular testing of applicable incident response processes to ensure appropriate escalation, mitigation, communication and reporting processes are in place.
The Board provides strategic oversight regarding cybersecurity risks and threats. The Board receives and reviews periodic reports from senior executives in Fidelity’s enterprise cybersecurity organization and the Fund’s management, including Fidelity’s Chief Information Security Officer (“CISO”), members of the CISO’s staff and the Fund’s CCO. These reports contain information about risks from cybersecurity threats, including the results of recent independent reviews of the cybersecurity program, summaries of recent cybersecurity threat intelligence assessments, progress on key initiatives and strategies, and updates on recent regulatory activities, including new regulations and examinations.
The Fund’s management, including the CCO of the Fund, is responsible for assessing and managing material risks from cybersecurity threats. In connection with the Fund’s reliance on Fidelity and its Enterprise Cybersecurity organization, the CCO relies on the cybersecurity expertise of Fidelity’s CISO and members of the

CISO’s staff to assist in assessing and managing the Fund’s material risks from cybersecurity threats. The CISO has over thirty years of experience as a technology and information risk management leader, holding global senior management roles with large, diversified financial services companies. He has served as Fidelity’s CISO since May 2024. The CCO has been responsible for this oversight function as CCO to the Fund for three years and has worked in the financial services industry for sixteen years, during which the CCO has gained expertise in assessing and managing risks applicable to the company.
Management of the Fund is informed about and monitors the prevention, detection, mitigation, and remediation of cybersecurity incidents impacting the Fund, including through the receipt of notifications from service providers and reliance on communications with risk management, legal, information technology, and/or compliance personnel of Fidelity. The Board is also made aware of material cybersecurity incidents which impacted the Fund.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold our shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
Taxation as a Regulated Investment Company
The Fund elected to be treated, and intends to qualify annually, as a regulated investment company as defined under Subchapter M of the Code. To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year; (2) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (3) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly Traded Partnership”); and (4) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships (described in 3(b) above).
As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.
A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Some of the income that the Fund might otherwise earn (such as certain fees) may not be qualifying income for purposes of the 90% income test described above. To manage the risk that such income might disqualify the Fund as a RIC for failure to satisfy the 90% income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to the Fund’s shareholders on such fees and income.
If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
The remainder of this discussion assumes that the Fund qualifies as a RIC for each taxable year.
Distributions
Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to U.S. shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.
The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its Common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by shareholders is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Sale or Exchange of Common Shares
Upon the sale or other disposition of our shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.
No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.
From time to time, the Fund may offer to repurchase its outstanding shares. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Fund.
Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2,000,000 or more for an individual shareholder or $10,000,000 or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Nature of the Fund’s Investments
Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.
These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.
Below Investment Grade Instruments
The Fund expects to primarily invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to distribute sufficient income to preserve our tax status as a RIC and minimize the extent to which we are subject to U.S. federal income tax.
Original Issue Discount
For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus may become subject to corporate-level income tax.
Market Discount
In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.
Currency Fluctuations
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Preferred Shares or Borrowings
If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.
Backup Withholding
The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.
U.S. Taxation of Tax-Exempt U.S. Shareholders
A U.S. shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. shareholder of the activities that the Fund proposes to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. shareholder should not be subject to U.S. federal income taxation solely as a result of such shareholder’s direct or indirect ownership of the Fund’s equity and receipt of distributions with respect to such equity (regardless of whether we incur indebtedness). Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. shareholder. Therefore, a tax-exempt U.S. shareholder should not be treated as earning income from “debt-financed property” and distributions the Fund pays should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that the Fund incurs. Certain tax-exempt private universities are subject to an additional 1.4% excise tax on their “net investment income,” including income from interest, dividends, and capital gains. Proposals periodically are made to change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if the Fund were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which the Fund does not currently plan to do, that could result in a tax-exempt U.S. shareholder recognizing income that would be treated as UBTI.
Foreign Shareholders
U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
As a RIC is a corporation for U.S. federal income tax purposes, its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a foreign shareholder should not be considered to earn income “effectively connected” with a U.S. trade or business solely as a result of activities conducted by the Fund.
If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. The portion of distributions considered to be a return of capital for U.S. federal income tax purposes generally will not be subject to tax. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of certain interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. Interest-related dividends do not include distributions paid in respect of a RIC’s non-U.S. source interest income or its dividend income (or any other type of income other than generally non-contingent U.S.-source interest income received from unrelated obligors). In the case of shares of the Fund held through an intermediary, the intermediary may withhold U.S. federal income tax even if the Fund reports the payment as interest-related dividends or short-term capital gain dividends. There can be no assurance as to whether any of the Fund’s distributions will be eligible for an exemption from withholding of U.S. federal income tax or, as to whether any of the Fund’s distributions that are eligible, will be reported as such by us. To the extent that the Fund or other intermediary withholds any tax with respect to distributions that are exempt from withholding or eligible for a reduced treaty rate, a non-U.S. investor may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.
A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.
If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations, as applicable. Foreign corporate shareholders may also be subject to the 30% branch profits tax imposed by the Code (or lower treaty rate).
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the distribution reinvestment plan. A foreign shareholder receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. If the distribution is subject to withholding tax as described above, only the net after-tax amount will be reinvested in additional shares. If the distribution is ‘effectively connected’ with a U.S. trade or business of the foreign shareholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the foreign shareholder), and the foreign shareholder complies with the applicable certification and disclosure requirements, the full amount of the distribution generally will be reinvested in additional shares and will nevertheless be subject to U.S. federal income tax at the rates and in the manner applicable to U.S. persons generally. The additional shares received by a foreign shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the foreign shareholder’s account.
The Fund or other withholding agent may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) based on the information available at the time of such distribution or if the foreign shareholder fails to certify his or her foreign status under penalties of perjury or otherwise establish an exemption. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
Additional Withholding Requirements
Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax adviser regarding FATCA and whether it may be relevant to your ownership and disposition of our shares.

Foreign and Other Taxation
The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.
In addition, shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CERTAIN ERISA CONSIDERATIONS
Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code, subject to Section 4975 of the Code (including for
e.g.
, IRA and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to provisions under any Similar Laws, or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Similar Laws.
In contemplating an investment in the Fund, each fiduciary of the Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, Section 4957 of the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, and prohibited transaction provisions of ERISA, Section 4957 of the Code and any other applicable Similar Laws. Furthermore, absent satisfying all of the requirements of a prohibited transaction exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if the Adviser or any of its affiliates is a fiduciary with respect to such assets of the Plan. Each purchaser of Common Shares that is or may become a Plan is responsible for determining the extent, if any, to which the purchase and holding of Common Shares will constitute a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or any Similar Law, and otherwise for determining compliance with ERISA, Section 4975 of the Code and any applicable Similar Law.
In contemplating an investment in the Fund, the fiduciaries of a Plan that is a Benefit Plan Investor should also carefully consider the definition of the term “plan assets” in ERISA and the Plan Assets Regulation. Under ERISA and the Plan Assets Regulation, when a Benefit Plan Investor invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Assets Regulation) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by Benefit Plan Investors is not “significant” (each within the meaning of the Plan Assets Regulation). The term “Benefit Plan Investor” is defined in the Plan Assets Regulation to include (i) any employee benefit plan (as defined in section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (ii) any plan described in section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, and (iii) any entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity.
Under the Plan Assets Regulation, equity participation in an entity by Benefit Plan Investors is “significant” on any date if 25% or more of the total value of any class of equity interests in the entity is held by Benefit Plan Investors. For purposes of this determination, the value of equity interests held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets (or any affiliate of such a person) is disregarded (each such person, a “Controlling Person”). The Plan Assets Regulation defines the term “publicly-offered security” as a security that is “widely-held,” “freely transferrable” and either part of a class of securities registered under the Exchange Act or sold pursuant to an effective registration statement under the Securities Act if the securities are registered under the Exchange Act within 120 days after the end of the fiscal year of the issuer during which the public offering occurred. A security is considered “widely held” only if it is part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another. A security will not fail to be “widely held” because the number of independent investors falls below 100 subsequent to the initial public offering as a result of events beyond the issuer’s control. The Plan Assets Regulation provides that whether a security is “freely transferable” is a factual question to be determined on the basis of all relevant facts and circumstances. It is noted that the Plan Assets Regulation only establishes a presumption in favor of the finding of free transferability where the applicable investment minimum is $10,000 or less and the restrictions are consistent with the particular types of restrictions listed in the Plan Assets Regulation. With respect to the question of free transferability, it is noted that, while the minimum initial investment in Class I shares is $1,000,000, the minimum is waived or reduced to $25,000 or less for a substantial portion of the eligible purchasers of Class I shares. (However, certain unaffiliated financial intermediaries may be permitted to impose higher or lower investment minimums for purchases made through their platforms. Investors should consult their financial intermediary for more information). See “Plan of Distribution.” Plans and their fiduciaries considering the purchase of Class I shares should consult with their own advisers if they have any questions regarding the foregoing.
If the assets of the Fund were deemed to be “plan assets” under the Plan Assets Regulation, the obligations and other responsibilities of Plan sponsors, Plan fiduciaries and Plan administrators, and of parties in interest and disqualified persons, under Parts 1 and 4 of Subtitle B of Title I of ERISA and Section 4975 of the Code, as applicable, may be expanded, and there may be an increase in their liability under these and other provisions of ERISA and the Code (except to the extent (if any) that a favorable statutory or administrative exemption or exception applies); in addition, various providers of fiduciary or other services to the entity, and any other parties with authority or control with respect to the entity, could be deemed to be Plan fiduciaries or otherwise parties in interest or disqualified persons by virtue of their provision of such services (and there could be an improper delegation of authority to such providers). Among other consequences, if the assets of the Fund were deemed to be “plan assets,” this could result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and Section 4975 of the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Plan any profit realized on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Benefit Plan Investors who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.
Accordingly, for so long as we believe that any class of our Common Shares are not considered “publicly-offered securities” within the meaning of the Plan Assets Regulation, the Fund will endeavor to limit investment such that Benefit Plan Investors, in the aggregate, hold less than 25% of the value of each class of Common Shares (disregarding equity interests held by Controlling Persons), based on assurances received from investors as determined in accordance with the Plan Assets Regulation. In this respect, in order to avoid the possibility that our assets could be treated as “plan assets,” within the meaning of the Plan Assets Regulation, until such time as each class of our Common Shares constitutes “publicly-offered securities” within the meaning of the Plan Assets Regulation (i) we may require any person proposing to acquire Common Shares to furnish information regarding its status as a Benefit Plan Investor or a Controlling Person and (ii) we will have the power to take any actions deemed reasonably necessary to prevent the assets of the Fund from being considered “plan assets,” which actions may include (a) excluding any shareholder or potential shareholder from purchasing any class of Common Shares; (b) prohibiting or restricting any redemption of any class of Common Shares; and (c) redeeming some or all Common Shares held by any holder if, and to the extent that, our Board determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as plan assets, for purposes of ERISA or Section 4975 of the Code. After such time as our Common Shares constitute “publicly-offered securities” under the Plan Assets Regulation, the assets of the Fund would not be considered to be plan assets, as discussed above.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 1 Lincoln Street, Boston, Massachusetts 02111. Fidelity Investments Institutional Operations Company LLC (“FIIOC”), an affiliate of FDS, will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 245 Summer Street, Boston, Massachusetts 02210. The Fund has entered into a transfer agent agreement with FIIOC, pursuant to which FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of the ending net assets of shares of the Fund as of the last business day of the month, with respect to each position in the Fund.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, the Fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.
Retirement plans may also hold Fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of a fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board, if any, our Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

EXPERTS
The financial statements of Fidelity Private Credit Fund as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023, included in this Prospectus have been audited by Deloitte & Touche LLP, located at 115 Federal Street, Boston, Massachusetts 02110, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in auditing and accounting.
LEGAL MATTERS
Dechert LLP, located at 1900 K Street, NW Washington, DC 20006, acts as counsel to the Fund.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.
We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy statements and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at
http://www.sec.gov.
Copies of these reports, proxy statements and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PRIVACY NOTICE

Rev. 06/2024

FACTS	**What do Fidelity Investments and the Fidelity Funds do with your personal information?**
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: ▪ Social Security number and employment information ▪ assets and income ▪ account balances and transaction history When you are *no longer* our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Fidelity Investments and the Fidelity Funds (hereinafter referred to as "Fidelity") choose to share, and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES FIDELITY SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

QUESTIONS?	Call 800.343.3548. If we serve you through an investment professional, please contact them directly. Specific Internet addresses, mailing addresses, and telephone numbers are listed on your statements and other correspondence.

WHO WE ARE	
Who is providing this notice?	Companies owned by Fidelity Investments and using the Fidelity name to provide financial services to customers, and the Fidelity Funds. A list of companies is located at the end of this notice.

WHAT WE DO	
How does Fidelity protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Fidelity collect my personal information?	We collect your personal information, for example, when you ■ open an account or direct us to buy/sell your securities ■ provide account information or give us your contact information ■ tell us about your investment portfolio We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only ■ sharing for affiliates' everyday business purposes— information about your creditworthiness ■ affiliates from using certain information to market to you ■ sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS	
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Fidelity Investments affiliates include companies with the Fidelity name (excluding the Fidelity Funds), as listed below, and other financial companies such as Green Pier Fintech LLC, National Financial Services LLC, Strategic Advisers LLC, and FIAM LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Fidelity does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Fidelity doesn't jointly market.

OTHER IMPORTANT INFORMATION

If you transact business through Fidelity Investments life insurance companies, we may validate and obtain information about you from an insurance support organization. The insurance support organization may further share your information with other insurers, as permitted by law. We may share medical information about you to learn if you qualify for coverage, to process claims, to prevent fraud, or otherwise at your direction, as permitted by law. You are entitled to receive, upon written request, a record of any disclosures of your medical record information. Please refer to your statements and other correspondence for mailing addresses.

If you establish an account in connection with your employer, your employer may request and receive certain information relevant to the administration of employee accounts.

If you interact with Fidelity Investments directly as an individual investor (including joint account holders), we may exchange certain information about you with Fidelity Investments financial services affiliates, such as our brokerage and insurance companies, for their use in marketing products and services, as allowable by law. Information collected from investment professionals' customers is not shared with Fidelity Investments affiliates for marketing purposes, except with your consent and as allowed by law.

The Fidelity Funds have entered into a number of arrangements with Fidelity Investments companies to provide for investment management, distribution, and servicing of the Funds. The Fidelity Funds do not share personal information about you with other entities for any reason, except for everyday business purposes in order to service your account.

For additional information, please visit Fidelity.com/privacy.

WHO IS PROVIDING THIS NOTICE?

Empire Fidelity Investments Life Insurance Company®; FIAM LLC; Fidelity Brokerage Services LLC; Fidelity Distributors Company LLC; Fidelity Diversifying Solutions LLC; Fidelity Funds, which include funds advised by Strategic Advisers LLC and Fidelity Diversifying Solutions LLC; Fidelity Health Insurance Services, LLC; Fidelity Institutional Wealth Adviser LLC; Fidelity Insurance Agency, Inc.; Fidelity Investments Institutional Operations Company LLC; Fidelity Investments Life Insurance Company; Fidelity Management Trust Company; Fidelity Personal and Workplace Advisors LLC; Fidelity Personal Trust Company, FSB; Fidelity Wealth Technologies LLC; Green Pier Fintech LLC; National Financial Services LLC and Strategic Advisers LLC.

Effective June 2024.	1.752018.128
© 2024–2025 FMR LLC. All rights reserved.	PRIV-INS-0524 524812.60.0

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Statements of Assets and Liabilities as of December 31, 2024 and 2023	F-3
Consolidated Statements of Operations for the years ended December 31, 2024, 2023, and the period March 23, 2022 (inception) through December 31, 2022	F-5
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2024, 2023 and the period March 23, 2022 (inception) through December 31, 2022	F-6
Consolidated Statements of Cash Flows for the years ended December 31, 2024, 2023 and the period March 23, 2022 (inception) through December 31, 2022	F-7
Consolidated Schedules of Investments as of December 31, 2024 and 2023	F-9
Notes to Consolidated Financial Statements	F-29

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Fidelity Private Credit Fund:
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of assets and liabilities of Fidelity Private Credit Fund (the “Fund”), including the consolidated schedules of investments, as of December 31, 2024 and 2023, the related consolidated statements of operations, changes in net assets, and cash flows for each of the two years in the period ended December 31, 2024 and for the period from March 23, 2022 (inception) through December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024 and 2023, and the results of its operations, changes in net assets, and cash flows for each of the two years in the period ended December 31, 2024 and for the period from March 23, 2022 (inception) through December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024 and 2023, by correspondence with the custodian, loan agents, borrowers, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 19, 2025
We have served as the Fund’s auditor since 2022.

Fidelity Private Credit Fund
Consolidated Statements of Assets and Liabilities

	December 31, 2024	December 31, 2023
Assets
Investments at fair value
Non-controlled / non-affiliate investments (amortized cost $1,315,878,064 and $500,084,317 at December 31, 2024 and December 31, 2023, respectively)	$1,321,270,559	$506,671,142
Non-controlled / affiliate investments (amortized cost $47,327,982 and $24,436,874 at December 31, 2024 and December 31, 2023, respectively)	47,969,881	24,795,483
Cash	18,260,082	1,119,639
Foreign cash (cost $80,238 and $317,490 at December 31, 2024 and December 31, 2023, respectively)	78,147	316,970
Deferred offering costs	—	291,680
Deferred financing costs	6,643,073	3,536,786
Receivables from sales and paydowns of investments	5,451,608	370,912
Interest receivable	17,605,385	7,719,089
Dividend receivable	344,043	190,132
Due from affiliates, net	—	561,241
Prepaid expenses and other assets	100,776	34,088

Total Assets	$1,417,723,554	$545,607,162

Liabilities
Debt	611,070,855	105,848,459
Payable for purchases of securities	3,960,000	28,618,421
Payable for capital shares repurchased	5,590,585	27,140
Distributions payable	11,207,148	3,380,966
Interest payable	5,229,723	633,359
Management fee payable	818,848	—
Income based incentive fee payable	2,805,856	—
Capital gains incentive fee payable	822,417	868,178
Excise tax payable	—	66,312
Due to affiliates, net	201,579	—
Other accounts payable and accrued liabilities	921,862	376,999

Total Liabilities	$642,628,873	$139,819,834

Commitments and Contingencies (Note 6)
Net Assets
Common Shares, par value $0.01 per share, unlimited shares authorized, 30,097,549 and 15,724,395 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	300,975	157,244
Paid-in-capital in excess of par value	768,540,291	396,598,745
Total distributable earnings (loss)	6,253,415	9,031,339

Total Net Assets	$775,094,681	$405,787,328

Total Liabilities and Net Assets	$1,417,723,554	$545,607,162

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Statements of Assets and Liabilities

Net Asset Value Per Share	December 31, 2024	December 31, 2023
Class I Shares
Net assets	$773,886,854	$405,766,957
Common Shares outstanding ($0.01 par value, unlimited shares authorized)	30,050,646	15,723,605
Net asset value per share	$25.75	$25.81
Class S Shares
Net assets	$1,196,615	$10,183
Common Shares outstanding ($0.01 par value, unlimited shares authorized)	46,468	395
Net asset value per share (1)	$25.75	$25.81
Class D Shares
Net assets	$11,212	$10,188
Common Shares outstanding ($0.01 par value, unlimited shares authorized)	435	395
Net asset value per share (1)	$25.75	$25.81

(1)	Net asset value per share may not calculate due to fractional shares.
The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Statements of Operations

	Year Ended December 31,		For the period March 23, 2022 (inception) through December 31,
	2024	2023	2022
Investment Income
From non-controlled / non-affiliate investments
Interest income	$107,506,616	$25,116,260	$—
Dividend income	1,312,258	145,705	—
Other income	1,403,260	—	—
From non-controlled / affiliate investments
Dividend income	3,045,020	1,129,316	—

Total Investment Income	113,267,154	26,391,281	—
Expenses
Interest expense	28,173,616	3,604,369	—
Management fees	7,553,534	2,497,365	—
Income based incentive fees	9,127,708	2,683,195	—
Capital gains incentive fees	(45,761)	868,178	—
Distribution and shareholder servicing fees
Class S	2,459	14	—
Class D	27	4	—
Administration fees	1,957,939	646,398	—
Custodian fees	5	—	—
Organization expenses	—	3,669	277,851
Amortization of deferred offering costs	291,680	1,299,850	—
Board of Trustees’ fees	227,597	213,268	125,750
Professional fees	1,631,473	912,873	418,463
Other general and administrative expenses	1,302,089	823,770	25,868

Total Expenses Before Reductions	50,222,366	13,552,953	847,932
Expense support	(1,096,305)	(2,544,412)	(847,932)
Management fees waived	—	(2,505,275)	—
Income based incentive fees waived	—	(2,683,195)	—

Net Expenses	49,126,061	5,820,071	—

Net Investment Income (Loss) Before Taxes	64,141,093	20,571,210	—
Provision for income and excise taxes	163,507	66,312	—

Net Investment Income (Loss) After Taxes	63,977,586	20,504,898	—

Net Realized and Change in Unrealized Gains (Losses)
Net realized gain (loss) on non-controlled / non-affiliate investments	22,135	—	—
Net realized gain (loss) on foreign currency transactions	558,717	—	—
Benefit (provision) for taxes on realized gain on investments	(57,903)	—	—

Net realized gain (loss)	522,949	—	—

Net change in unrealized appreciation (depreciation) on non-controlled / non-affiliate investments	(1,194,330)	6,560,468	—
Net change in unrealized appreciation (depreciation) on non-controlled / affiliate investments	283,290	358,609	—
Net change in unrealized appreciation (depreciation) on foreign currency translation	171,343	25,837	—
Benefit (provision) for deferred taxes on unrealized appreciation (depreciation) on investments	(149,722)	—	—

Net change in unrealized appreciation (depreciation)	(889,419)	6,944,914	—

Net Realized and Change in Unrealized Gains (Losses)	(366,470)	6,944,914	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$63,611,116	$27,449,812	$—

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Statements of Changes in Net Assets

	Year Ended December 31,		For the period March 23, 2022 (inception) through December 31,
	2024	2023	2022
Net Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$63,977,586	$20,504,898	$—
Net realized gain (loss)	522,949	—	—
Net change in unrealized appreciation (depreciation)	(889,419)	6,944,914	—

Net increase (decrease) in net assets resulting from operations	63,611,116	27,449,812	—

Distributions to Common Shareholders:
Class I	(65,630,673)	(19,344,842)	—
Class S	(33,776)	(155)	—
Class D	(1,126)	(165)	—

Net decrease in net assets resulting from distributions	(65,665,575)	(19,345,162)	—

Share Transactions:
Class I:
Proceeds from shares sold	352,463,949	388,786,937	2,000
Distributions reinvested	32,675,897	9,243,679	—
Repurchased shares, net of early repurchase deduction	(14,969,467)	(370,097)	—

Net increase (decrease) in net assets from share transactions	370,170,379	397,660,519	2,000

Class S:
Proceeds from shares sold	1,178,102	10,000	—
Distributions reinvested	12,280	77	—

Net increase (decrease) in net assets from share transactions	1,190,382	10,077	—

Class D:
Proceeds from shares sold	—	10,000	—
Distributions reinvested	1,051	82	—

Net increase (decrease) in net assets from share transactions	1,051	10,082	—

Total increase (decrease) in net assets	369,307,353	405,785,328	2,000
Net assets, beginning of period	405,787,328	2,000	—

Net Assets, End of Period	$775,094,681	$405,787,328	$2,000

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Statements of Cash Flows

	Year Ended December 31,		For the period March 23, 2022 (inception) through December 31,
	2024	2023	2022
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$63,611,116	$27,449,812	$—
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments for purchases of investments	(1,123,658,381)	(519,402,734)	—
Proceeds from sales of investments and principal repayments	284,595,179	11,323,993	—
Net realized (gain) loss on investments	(22,135)	—	—
Net realized (gain) loss on foreign currency transactions	(558,717)	—	—
Net proceeds (payments) from sales (purchases) of short-term securities	5,302,393	(15,328,417)	—
Net change in unrealized (appreciation) depreciation on investments	911,040	(6,919,077)	—
Net change in unrealized (appreciation) depreciation on foreign currency translation	(171,343)	—	—
Unrealized gain (loss) on foreign cash	—	(520)	—
Net accretion of discount and amortization of premium	(4,901,911)	(1,114,033)	—
Amortization of deferred financing costs	1,426,189	753,732	—
Amortization of deferred offering costs	291,680	1,299,850	(1,306,724)
Changes in operating assets and liabilities
(Increase) decrease in receivables from sales and paydowns of investments	(5,080,696)	(370,912)	—
(Increase) decrease in interest receivable	(9,886,296)	(7,719,089)	—
(Increase) decrease in dividend receivable	(153,911)	(190,132)	—
(Increase) decrease in due from affiliates, net	561,241	(561,250)	—
(Increase) decrease in prepaid expenses and other assets	(66,688)	(34,088)	—
Increase (decrease) in payable for purchases of securities	(24,658,421)	28,618,421	—
Increase (decrease) in payable for capital shares repurchased	—	27,140	—
Increase (decrease) in interest payable	4,596,364	633,359	—
Increase (decrease) in income based incentive fee payable	2,805,856	—	—
Increase (decrease) in capital gains incentive fee payable	(45,761)	868,178	—
Increase (decrease) in excise tax payable	(66,312)	66,312	—
Increase (decrease) in due to affiliates, net	201,579	(1,306,715)	1,306,724
Increase (decrease) in management fee payable	818,848	—	—
Increase (decrease) in other accounts payable and accrued liabilities	544,863	376,999	—

Net Cash Provided by (Used in) Operating Activities	$(803,604,224)	$(481,529,171)	$—

The accompanying notes are an integral part of these consolidated financial statement

Fidelity Private Credit Fund
Consolidated Statements of Cash Flows

	Year Ended December 31,		For the period March 23, 2022 (inception) through December 31,
	2024	2023	2022
Cash Flows from Financing Activities:
Payment of financing costs	$(4,532,476)	$(4,290,518)	$—
Offering costs paid and deferred	—	(284,806)	—
Proceeds from issuance of Common Shares	353,642,051	388,806,937	2,000
Repurchased shares, net of early repurchase deduction paid	(9,406,022)	(370,097)	—
Capital distributions	(25,150,165)	(6,720,358)	—
Proceeds from borrowings	599,573,855	211,848,459	—
Repayment of borrowings	(93,797,309)	(106,000,000)	—

Net Cash Provided by (Used in) Financing Activities	820,329,934	482,989,617	2,000

Net change in Cash and Foreign Cash	16,725,710	1,460,446	2,000
Effect of foreign currency exchange rates changes	175,910	(25,837)	—
Cash and Foreign Cash, beginning of the period	1,436,609	2,000	—

Cash and Foreign Cash, End of the Period	$18,338,229	$1,436,609	$2,000

Supplemental Information and Non-Cash Financing Activities
Non-cash distributions	$32,689,228	$9,243,838	$—
Reinvestment of distributions	$(32,689,228)	$(9,243,838)	$—
Cash paid for excise taxes	$66,312	$—	$—
Cash paid for interest expense	$22,151,063	$2,971,010	$—
The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Investments — non-controlled/ non-affiliate
First Lien Debt
Advertising
Acosta Inc (h)(j)(m)(p)	Term Loan	SOFR + 5.50%	10.12%	8/21/2031	1,675,000	$1,642,327	$1,662,438
MMGY Global LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.00%	9.33%	4/25/2029	8,052,871	7,903,746	8,052,871
MMGY Global LLC (f)(j)(m)	Revolving Credit Facility	—	—	4/25/2029	—	(36,321)	—

						9,509,752	9,715,309	1.25%

Aerospace & Defense
Cadence - Southwick, Inc. (j)(m)(o)	Term Loan	SOFR + 5.00%	10.42%	5/3/2029	7,100,392	6,930,598	7,057,790
Cadence - Southwick, Inc. (f)(j)(m)	Revolving Credit Facility	SOFR + 5.00%	9.62%	5/3/2028	804,170	777,203	793,578
Cadence - Southwick, Inc. (j)(n)	Term Loan	SOFR + 5.00%	9.47%	5/3/2029	1,321,211	1,298,577	1,313,284
Neptune Platform Buyer, LLC (k)(m)(n)(o)	Term Loan	SOFR + 5.25%	9.58%	1/20/2031	15,627,079	15,426,972	15,564,571
Neptune Platform Buyer, LLC (f)(k)(m)	Delayed Draw Term Loan	—	—	1/20/2031	—	(26,326)	—

						24,407,024	24,729,223	3.19%

Air Freight & Logistics
Dynamic Connections, Ltd (j)(m)(p)	Term Loan	SOFR + 5.50%	10.02%	11/27/2030	3,106,754	3,060,311	3,060,153
Dynamic Connections, Ltd (j)(m)(t)(p)	Term Loan	CORRA + 5.50%	9.30%	11/27/2030	10,148,729	7,128,875	6,954,328
Dynamic Connections, Ltd (f)(j)(m)(p)	Delayed Draw Term Loan	—	—	11/27/2030	—	(99,799)	(101,307)
Dynamic Connections, Ltd (f)(j)(m)(p)	Revolving Credit Facility	—	—	11/27/2030	—	(33,252)	(33,769)
R1 Holdings, LLC (j)(n)	Term Loan	SOFR + 6.25%	10.84%	12/29/2028	5,312,144	5,158,358	5,312,144

						15,214,493	15,191,549	1.97%

Application Software
ACP Avenu Buyer, LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.25%	9.84%	10/2/2029	17,015,625	16,615,556	16,845,469
ACP Avenu Buyer, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 5.25%	9.85%	10/2/2029	222,500	200,576	212,500
ACP Avenu Buyer, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.25%	9.84%	10/2/2029	3,792,857	3,648,842	3,754,929
ACP Falcon Buyer, Inc. (j)(m)(n)(o)	Term Loan	SOFR + 5.50%	10.09%	8/1/2029	21,011,319	20,481,608	21,011,319
ACP Falcon Buyer, Inc. (f)(j)(m)	Revolving Credit Facility	—	—	8/1/2029	—	(23,102)	—
Aptean, Inc. (k)(m)(n)(o)	Term Loan	SOFR + 5.00%	9.51%	1/30/2031	8,692,894	8,603,185	8,692,894
Aptean, Inc. (f)(k)(m)	Revolving Credit Facility	—	—	1/30/2031	—	(6,328)	—
Aptean, Inc. (f)(k)(m)	Delayed Draw Term Loan	SOFR + 5.00%	9.32%	1/30/2031	141,920	137,890	141,920

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Atlas AU Bidco Pty Ltd / Atlas US Finco, Inc. (j)(n)	Term Loan	SOFR + 5.00%	9.63%	12/9/2029	5,125,388	$4,951,502	$5,125,388
Atlas AU Bidco Pty Ltd / Atlas US Finco, Inc. (j)(m)	Term Loan	SOFR + 5.00%	9.63%	12/9/2029	27,135,381	26,659,367	27,135,381
Cytracom, LLC (j)(m)(n)	Term Loan	SOFR + 6.00%	10.36%	6/28/2027	12,428,217	12,320,969	12,316,363
Cytracom, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	6/28/2027	—	(15,307)	(14,669)
Cytracom, LLC (f)(j)(m)	Revolving Credit Facility	—	—	6/28/2027	—	(16,987)	(18,337)
Dcert Buyer Inc (h)(m)(p)	Term Loan	SOFR + 4.00%	8.36%	10/16/2026	6,937,608	6,811,890	6,649,905
DH Corporation/Société DH Pro Buyer, LLC (j)(m)(p)	Term Loan	SOFR + 7.25%	11.65%	9/13/2029	252,572	248,323	252,572
Finastra USA Inc (j)(m)(p)	Term Loan	SOFR + 7.25%	11.65%	9/13/2029	10,814,676	10,632,720	10,814,676
Modena Buyer LLC (h)(m)(p)	Term Loan	SOFR + 4.50%	8.86%	7/1/2031	3,000,000	2,947,058	2,897,130
Polaris Newco LLC (h)(l)(m)(p)	Term Loan	SOFR + 4.00%	8.85%	6/2/2028	4,948,849	4,872,723	4,953,897
Prism Parent Co Inc. (k)(m)	Term Loan	SOFR + 5.00%	9.37%	9/16/2028	5,081,186	4,945,215	5,081,186
Routeware, Inc (j)(m)(n)	Term Loan	SOFR + 5.25%	9.60%	9/18/2031	18,277,206	18,100,949	18,094,434
Routeware, Inc (f)(j)(m)	Delayed Draw Term Loan	—	—	9/18/2031	—	(40,633)	(42,429)
Routeware, Inc (f)(j)(m)	Revolving Credit Facility	—	—	9/18/2031	—	(18,774)	(19,583)
User Zoom Technologies, Inc. (j)(m)	Term Loan	SOFR + 7.50%	12.75%	4/5/2029	10,000,000	9,714,404	9,970,000

						151,771,646	153,854,945	19.85%

Building Products
Hunter Douglas Inc (h)(l)(m)(p)	Term Loan	SOFR + 3.50%	8.02%	2/25/2029	4,949,239	4,923,372	4,936,866
Oscar AcquisitionCo, LLC (h)(l)(m)(p)	Term Loan	SOFR + 4.25%	8.50%	4/29/2029	4,949,367	4,946,177	4,889,727

						9,869,549	9,826,593	1.27%

Commodity Chemicals
Soteria Flexibles Corporation (f)(j)(m)	Delayed Draw Term Loan	—	—	8/15/2029	—	(63,587)	—
Soteria Flexibles Corporation (j)(m)(n)(o)	Term Loan	SOFR + 5.50%	9.83%	8/15/2029	8,709,103	8,525,455	8,613,303
Soteria Flexibles Corporation (f)(j)(m)	Revolving Credit Facility	—	—	8/15/2029	—	(19,397)	(11,000)

						8,442,471	8,602,303	1.11%

Copper
Copperweld Group, Inc. (j)(n)(o)	Term Loan	SOFR + 6.00%	10.59%	3/31/2026	6,161,741	6,055,373	6,124,771

						6,055,373	6,124,771	0.79%

Data Processing & Outsourced Services
VRC Companies LLC (j)(m)	Delayed Draw Term Loan	SOFR + 5.75%	10.34%	6/29/2027	19,936,111	19,714,516	19,836,431

						19,714,516	19,836,431	2.56%

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Diversified Chemicals
Hexion Holdings Corporation (h)(l)(m)(p)	Term Loan	SOFR + 4.00%	8.45%	3/15/2029	4,949,524	$4,778,178	$4,958,059

						4,778,178	4,958,059	0.64%

Diversified Financial Services
Clue Opco LLC (h)(k)(m)(p)	Term Loan	SOFR + 4.50%	9.09%	12/19/2030	4,644,444	4,439,418	4,657,727
CUB Financing Intermediate, LLC (l)(m)(n)(o)	Term Loan	SOFR + 4.75%	9.08%	6/28/2030	11,765,870	11,654,386	11,765,870
CUB Financing Intermediate, LLC (f)(l)(m)	Delayed Draw Term Loan	—	—	6/28/2030	—	(24,966)	—
STG Distribution, LLC (i)(m)(p)	Term Loan	SOFR + 8.35%	12.87%	10/3/2029	4,021,076	3,804,408	3,996,950

						19,873,246	20,420,547	2.64%

Diversified Support Services
American Trailer Rental Group, LLC (j)(m)	Term Loan	SOFR + 5.75%	10.26%	6/1/2027	14,793,047	14,502,448	14,068,188
American Trailer Rental Group, LLC (j)(n)	Term Loan	SOFR + 5.75%	10.26%	6/1/2027	4,943,563	4,858,335	4,701,328
Brand Industrial Services Inc (h)(l)(m)(p)	Term Loan	SOFR + 4.50%	9.07%	8/1/2030	4,950,063	4,950,063	4,802,997
Eversmith Brands Intermediate Holding Company (j)(m)(n)	Term Loan	SOFR + 5.00%	9.36%	6/17/2030	4,594,542	4,530,227	4,318,869
Eversmith Brands Intermediate Holding Company (f)(j)(m)	Delayed Draw Term Loan	—	—	6/17/2030	—	(21,932)	(168,351)
Eversmith Brands Intermediate Holding Company (f)(j)(m)	Revolving Credit Facility	—	—	6/17/2030	—	(12,275)	(53,872)
Identiti Resources LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.00%	10.33%	11/1/2029	18,703,300	18,427,431	18,422,751
Identiti Resources LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	11/1/2029	—	(111,109)	(114,723)
Identiti Resources LLC (f)(j)(m)	Revolving Credit Facility	—	—	11/1/2029	—	(50,467)	(52,147)
MRI Acquisitions, Inc (j)(m)	Term Loan	SOFR + 6.25%	10.73%	12/30/2025	5,444,288	5,378,996	5,291,848
National Power, LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.00%	9.36%	10/31/2029	14,257,100	14,116,218	14,114,529
National Power, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	10/31/2029	—	(74,965)	(77,425)
National Power, LLC (f)(j)(m)	Revolving Credit Facility	—	—	10/31/2029	—	(37,447)	(38,713)
Perimeter Solutions Group, LLC (j)(m)(n)(o)	Term Loan	SOFR + 4.50%	8.83%	10/2/2030	20,072,836	19,837,217	19,771,743
Perimeter Solutions Group, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 4.50%	8.83%	10/2/2030	4,700,096	4,609,038	4,578,756
Perimeter Solutions Group, LLC (f)(j)(m)	Revolving Credit Facility	—	—	10/2/2030	—	(29,955)	(37,500)

						90,871,823	89,528,278	11.57%

Electronic Components
EDS Buyer, LLC (j)(m)(n)	Term Loan	SOFR + 5.75%	10.08%	1/10/2029	8,327,468	8,180,807	8,327,468
EDS Buyer, LLC (f)(j)(m)	Revolving Credit Facility	—	—	1/10/2029	—	(13,214)	—

						8,167,593	8,327,468	1.07%

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Electronic Manufacturing Services
Principal Lighting Group Holdings, LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.25%	9.81%	11/4/2030	24,576,807	$24,219,516	$24,208,155
Principal Lighting Group Holdings, LLC (f)(j)(m)	Revolving Credit Facility	—	—	11/4/2030	—	(47,748)	(49,023)

						24,171,768	24,159,132	3.11%

Environmental & Facilities Services
Dragonfly Pond Works (j)(m)	Term Loan	SOFR + 5.25%	9.58%	8/16/2030	6,674,154	6,576,576	6,647,457
Dragonfly Pond Works (f)(j)(m)	Delayed Draw Term Loan	—	—	8/16/2030	—	(55,306)	—
Dragonfly Pond Works (f)(j)(m)	Revolving Credit Facility	—	—	8/16/2030	—	(27,571)	(7,826)
Erosion Intermediate Holdings LLC (j)(n)	Term Loan	SOFR + 5.50%	9.83%	9/30/2029	2,621,943	2,583,786	2,587,858
Erosion Intermediate Holdings LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.50%	9.84%	9/30/2029	1,051,406	976,343	983,065
Erosion Intermediate Holdings LLC (f)(j)(m)	Revolving Credit Facility	—	—	9/30/2029	—	(24,994)	(22,780)
Pave America Interco, LLC (j)(n)	Term Loan	SOFR + 6.75%	11.23%	2/7/2028	7,948,869	7,889,631	7,893,227
Pave America Interco, LLC (j)(m)	Delayed Draw Term Loan	SOFR + 6.75%	11.23%	2/7/2028	1,138,442	1,119,790	1,130,473
Pave America Interco, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 6.75%	11.23%	2/7/2028	949,563	928,676	939,894
Pave America Interco, LLC (j)(n)(o)	Term Loan	SOFR + 6.75%	11.23%	2/7/2028	10,344,604	10,106,165	10,272,192
Pave America Interco, LLC (j)(n)	Term Loan	SOFR + 6.75%	11.23%	2/7/2028	592,556	577,646	588,408
Pave America Interco, LLC (j)(n)	Term Loan	SOFR + 6.75%	11.23%	2/7/2028	3,425,755	3,334,090	3,401,775
Ruppert Landscape, LLC (k)(m)	Term Loan	SOFR + 5.00%	9.55%	12/1/2028	4,900,290	4,775,950	4,900,290
Ruppert Landscape, LLC (f)(k)(m)	Revolving Credit Facility	—	—	12/1/2028	—	(4,662)	—
Ruppert Landscape, LLC (f)(k)(m)	Delayed Draw Term Loan	SOFR + 5.00%	9.44%	12/1/2028	897,510	857,001	897,510

						39,613,121	40,211,543	5.21%

Fertilizers & Agricultural Chemicals
Consolidated Energy Finance SA (h)(m)(p)	Term Loan	SOFR + 4.50%	9.01%	11/15/2030	992,500	990,019	962,725
Discovery Purchaser Corporation (h)(l)(m)(p)	Term Loan	SOFR + 4.38%	8.95%	10/4/2029	4,950,187	4,938,997	4,972,463

						5,929,016	5,935,188	0.76%

Food Retail
Cardenas Merger Sub LLC (h)(k)(m)(p)	Term Loan	SOFR + 6.75%	11.18%	8/1/2029	4,880,813	4,778,457	4,626,620

						4,778,457	4,626,620	0.60%

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Health Care Distributors
Gainwell Acquisition Corp (h)(k)(m)(p)	Term Loan	SOFR + 4.00%	8.43%	10/1/2027	4,948,454	$4,900,931	$4,782,136

						4,900,931	4,782,136	0.62%

Health Care Facilities
Infusion Services Management, LLC (j)(m)(n)(o)	Term Loan	SOFR + 6.50%	10.83%	7/7/2028	11,759,071	11,483,823	11,759,071
Infusion Services Management, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.50%	10.83%	7/7/2028	3,867,817	3,805,823	3,867,817
Infusion Services Management, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 6.50%	10.87%	7/7/2028	2,391,749	2,299,874	2,391,749
Infusion Services Management, LLC (j)(m)(n)	Term Loan	SOFR + 6.00%	10.26%	7/7/2028	15,944,292	15,654,279	15,816,738

						33,243,799	33,835,375	4.37%

Health Care Services
AB Centers Acquisition Corporation (k)(n)(o)	Term Loan	SOFR + 5.25%	9.84%	7/2/2031	19,561,278	19,278,582	19,522,155
AB Centers Acquisition Corporation (f)(k)(m)	Delayed Draw Term Loan	SOFR + 5.25%	9.78%	7/2/2031	243,849	217,200	243,361
AB Centers Acquisition Corporation (f)(k)(m)	Revolving Credit Facility	—	—	7/2/2031	—	(24,848)	(3,557)
AB Centers Acquisition Corporation (k)(m)(n)	Term Loan	SOFR + 5.25%	9.61%	7/2/2031	7,132,502	7,096,840	7,118,237
BeBright MSO, LLC (j)(m)(n)	Term Loan	SOFR + 5.75%	10.26%	6/3/2030	9,289,384	9,203,298	9,270,805
BeBright MSO, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.75%	10.34%	6/3/2030	7,023,895	6,956,415	7,008,988
BeBright MSO, LLC (f)(j)(m)	Revolving Credit Facility	—	—	6/3/2030	—	(16,889)	(3,734)
DPT Management, LLC (j)(m)(n)	Term Loan	SOFR + 5.25%	9.63%	12/18/2027	24,058,901	23,821,122	23,818,312
DPT Management, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	12/18/2027	—	(54,954)	(55,692)
DPT Management, LLC (f)(j)(m)	Revolving Credit Facility	—	—	12/18/2027	—	(32,978)	(33,415)
Fertility (ITC) Investment Holdco, LLC / Fertility (ITC) Buyer, Inc. (j)(n)(o)	Term Loan	SOFR + 6.50%	11.74%	1/3/2029	9,310,974	9,095,184	9,310,974
Fertility (ITC) Investment Holdco, LLC / Fertility (ITC) Buyer, Inc. (j)(m)	Term Loan	SOFR + 6.00%	10.45%	1/3/2029	10,663,674	10,477,473	10,631,683
Fertility (ITC) Investment Holdco, LLC / Fertility (ITC) Buyer, Inc. (f)(j)(m)	Delayed Draw Term Loan	SOFR + 6.00%	10.25%	1/3/2029	6,710,455	6,571,310	6,690,311
Future Care Associates LLC (j)(m)(n)	Term Loan	SOFR + 5.25%	9.71%	1/27/2029	17,172,260	16,870,204	16,966,193
Future Care Associates LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.25%	9.71%	1/27/2029	14,925,000	14,662,576	14,745,900
HAH Group Holding Co LLC (h)(m)(p)	Term Loan	SOFR + 5.00%	9.36%	9/24/2031	4,000,000	3,956,154	3,995,000
Houseworks Holdings, LLC (j)(o)	Term Loan	SOFR + 5.25%	9.58%	12/16/2028	4,900,000	4,752,990	4,900,000

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Houseworks Holdings, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 5.25%	9.56%	12/16/2028	63,776	$52,253	$63,776
Houseworks Holdings, LLC (j)(n)	Term Loan	SOFR + 5.25%	9.76%	12/16/2028	3,022,959	2,949,637	3,022,959
Houseworks Holdings, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.25%	9.76%	12/16/2028	264,643	238,897	264,643
NE Ortho Management Services, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	12/13/2030	—	(114,829)	(115,932)
NE Ortho Management Services, LLC (f)(j)(m)	Revolving Credit Facility	—	—	12/13/2030	—	(28,726)	(28,983)
NE Ortho Management Services, LLC (j)(m)(n)	Term Loan	SOFR + 5.00%	9.40%	12/13/2030	12,559,298	12,372,236	12,370,909
NE Ortho Management Services, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	12/13/2030	—	(43,061)	(43,474)
The Smilist DSO, LLC (j)(m)(n)(o)	Term Loan	SOFR + 6.00%	10.33%	4/4/2029	17,050,984	16,708,657	17,050,984
The Smilist DSO, LLC (f)(j)(m)	Revolving Credit Facility	—	—	4/4/2029	—	(17,819)	—
The Smilist DSO, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 6.00%	10.33%	4/4/2029	3,181,396	3,115,050	3,181,396
The Smilist DSO, LLC (j)(m)	Delayed Draw Term Loan	SOFR + 6.00%	10.33%	4/4/2029	4,609,787	4,520,679	4,609,787
The Smilist DSO, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	4/4/2029	—	(49,007)	(49,182)
Tiger Healthcare Buyer, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 6.00%	10.33%	2/27/2030	5,765,758	5,615,733	5,719,586
Tiger Healthcare Buyer, LLC (j)(m)(n)(o)	Term Loan	SOFR + 6.00%	10.33%	2/27/2030	11,165,625	10,939,581	11,076,300
Tiger Healthcare Buyer, LLC (f)(j)(m)	Revolving Credit Facility	—	—	2/27/2030	—	(19,398)	(8,000)
VIP Medical US Buyer, LLC (j)(m)(n)	Term Loan	SOFR + 5.75%	10.21%	12/12/2028	5,502,700	5,387,943	5,502,700

						194,457,505	196,742,990	25.38%

Health Care Supplies
C2DX, Inc (j)(m)(n)	Term Loan	SOFR + 5.25%	9.76%	3/19/2030	7,576,106	7,473,127	7,576,106
C2DX, Inc (f)(j)(m)	Revolving Credit Facility	SOFR + 5.25%	9.76%	3/19/2030	221,614	195,713	221,614
C2DX, Inc (f)(j)(m)	Delayed Draw Term Loan	—	—	3/19/2030	—	(64,513)	—

						7,604,327	7,797,720	1.01%

Health Care Technology
Alegeus Technologies Holdings Corp (j)(m)(n)(o)	Term Loan	SOFR + 6.75%	11.30%	11/5/2029	32,868,954	32,071,156	32,047,230
Benefit Plan Administrators Of Eau Claire, LLC (k)(m)(n)(o)	Term Loan	SOFR + 4.75%	9.30%	11/1/2030	17,078,802	16,867,350	16,865,317
Benefit Plan Administrators Of Eau Claire, LLC (f)(k)(m)	Revolving Credit Facility	—	—	11/1/2030	—	(34,622)	(35,581)
Benefit Plan Administrators Of Eau Claire, LLC (f)(k)(m)	Delayed Draw Term Loan	—	—	11/1/2030	—	(57,667)	(59,301)

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Harmony Hit US Holdings Inc (j)(m)(n)	Term Loan	SOFR + 5.00%	9.53%	12/3/2030	23,474,363	$23,183,697	$23,180,933
Harmony Hit US Holdings Inc (f)(j)(m)	Delayed Draw Term Loan	—	—	12/3/2030	—	(29,112)	(29,550)
Harmony Hit US Holdings Inc (f)(j)(m)	Revolving Credit Facility	—	—	12/3/2030	—	(49,011)	(49,688)
RxStrategies, Inc. (j)(m)(n)(o)	Term Loan	SOFR + 5.25%	9.84%	8/12/2030	29,441,434	29,022,957	29,176,461
RxStrategies, Inc. (f)(j)(m)	Revolving Credit Facility	—	—	8/12/2030	—	(35,163)	(22,500)

						100,939,585	101,073,321	13.04%

Home Improvement Retail
Kodiak BP LLC (h)(m)(p)	Term Loan	SOFR + 3.75%	8.27%	11/26/2031	1,645,000	1,636,775	1,644,408
LBM Acquisition LLC (h)(k)(m)(p)	Term Loan	SOFR + 3.75%	8.30%	6/6/2031	3,980,000	3,942,964	3,940,638

						5,579,739	5,585,046	0.72%

Hotels, Resorts & Cruise Lines
Horizon US Finco LP (h)(m)(p)	Term Loan	SOFR + 4.25%	8.68%	12/22/2031	4,000,000	3,960,000	3,975,000

						3,960,000	3,975,000	0.51%

Industrial Machinery & Supplies & Components
Astro Acquisition LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.50%	9.82%	12/13/2027	24,812,500	24,621,282	24,812,500
Endurance PT Technology Buyer Corporation (j)(n)	Term Loan	SOFR + 5.50%	9.86%	2/28/2030	18,062,410	17,737,691	18,062,410
Endurance PT Technology Buyer Corporation (f)(j)(m)	Revolving Credit Facility	—	—	2/28/2030	—	(17,266)	—
Endurance PT Technology Buyer Corporation (j)(m)(n)(o)	Term Loan	SOFR + 5.25%	9.61%	2/28/2030	15,124,891	14,878,093	15,079,516
LACO Industries, LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.00%	9.33%	7/2/2030	17,838,312	17,582,212	17,642,091
LACO Industries, LLC (f)(j)(m)	Revolving Credit Facility	—	—	7/2/2030	—	(20,517)	(16,359)
Lake Air Products, LLC (j)(m)(n)	Term Loan	SOFR + 7.00%	11.48%	1/9/2029	10,843,724	10,600,833	10,843,724
LGC US Finco, LLC (j)(m)(p)	Term Loan	SOFR + 6.50%	10.97%	12/20/2025	5,699,907	5,631,245	5,580,209
MoboTrex, LLC (j)(m)(n)	Term Loan	SOFR + 5.25%	9.58%	6/7/2030	6,876,424	6,748,712	6,738,896
MoboTrex, LLC (j)(m)	Delayed Draw Term Loan	SOFR + 5.25%	9.58%	6/7/2030	3,987,103	3,914,690	3,907,361
MoboTrex, LLC (f)(j)(m)	Revolving Credit Facility	—	—	6/7/2030	—	(48,706)	(52,115)
MoboTrex, LLC (j)(m)	Term Loan	SOFR + 5.25%	9.58%	6/7/2030	5,858,319	5,745,416	5,741,153

						107,373,685	108,339,386	13.98%

Insurance Brokers
Alera Group, Inc. (f)(k)(m)	Delayed Draw Term Loan	SOFR + 5.75%	10.09%	9/30/2028	2,547,695	2,527,357	2,547,695

						2,527,357	2,547,695	0.33%

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Internet Services & Infrastructure
Constant Contact Inc (h)(k)(m)(p)	Term Loan	SOFR + 4.00%	8.92%	2/10/2028	993,290	$984,225	$884,028
Peraton Corp (h)(k)(m)(p)	Term Loan	SOFR + 3.75%	8.21%	2/1/2028	4,947,470	4,947,470	4,593,924

						5,931,695	5,477,952	0.70%

Leisure Facilities
United PF Holdings LLC (h)(m)(p)	Term Loan	SOFR + 4.00%	8.85%	12/30/2026	2,992,147	2,896,442	2,872,461

						2,896,442	2,872,461	0.37%

Life Sciences Tools & Services
WCI-BXC Purchaser, LLC (f)(k)(m)	Revolving Credit Facility	—	—	11/6/2029	—	(20,315)	—
WCI-BXC Purchaser, LLC (k)(m)(n)(o)	Term Loan	SOFR + 6.25%	10.78%	11/6/2030	27,138,040	26,530,682	27,138,040

						26,510,367	27,138,040	3.50%

Office Services & Supplies
MSE Supplies, LLC (j)(n)	Term Loan	SOFR + 5.00%	9.51%	8/14/2030	6,732,710	6,620,730	6,665,383
MSE Supplies, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 5.00%	9.33%	8/14/2030	168,740	140,883	151,866

						6,761,613	6,817,249	0.88%

Oil & Gas Refining & Marketing
EG America LLC (h)(l)(m)(p)	Term Loan	SOFR + 4.25%	8.60%	2/7/2028	6,516,863	6,428,512	6,583,371

						6,428,512	6,583,371	0.85%

Packaged Foods & Meats
CCI Prime, LLC (j)(m)(n)(o)	Term Loan	SOFR + 6.00%	10.33%	10/18/2029	19,626,901	19,205,310	19,195,109
CCI Prime, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 6.00%	10.33%	10/18/2029	1,597,546	1,557,255	1,553,613
CCI Prime, LLC (f)(j)(m)	Revolving Credit Facility	—	—	10/18/2029	—	(20,106)	(22,000)
Midas Foods International LLC (j)(m)	Term Loan	SOFR + 6.25%	10.61%	4/30/2029	4,005,261	3,931,841	3,941,177
Midas Foods International LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 6.25%	10.61%	4/30/2029	5,233,004	5,127,674	5,136,395
Midas Foods International LLC (f)(j)(m)	Revolving Credit Facility	—	—	4/30/2029	—	(35,015)	(32,203)
Sabrosura Foods, LLC (j)(m)(n)(o)	Term Loan	SOFR + 5.00%	9.33%	8/22/2029	24,718,551	24,361,625	24,273,617
Sabrosura Foods, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.00%	9.52%	8/22/2029	246,818	195,889	170,922
Sabrosura Foods, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 5.00%	9.52%	8/22/2029	798,799	766,646	757,323

						55,091,119	54,973,953	7.10%

Paper & Plastic Packaging Products & Materials
PLA Buyer, LLC (j)(m)(n)	Term Loan	SOFR + 6.50%	11.01%	11/22/2029	29,109,378	28,541,033	28,527,190

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
PLA Buyer, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	11/22/2029	—	$(35,604)	$(36,387)
PLA Buyer, LLC (f)(j)(m)	Revolving Credit Facility	—	—	11/22/2029	—	(71,200)	(72,773)

						28,434,229	28,418,030	3.67%

Pharmaceuticals
Alcami Corporation (j)(m)(n)(o)	Term Loan	SOFR + 7.00%	11.66%	12/21/2028	9,800,001	9,464,130	9,800,001

						9,464,130	9,800,001	1.26%

Property & Casualty Insurance
Asurion LLC (h)(m)	Term Loan	SOFR + 4.25%	8.71%	8/19/2028	4,949,622	4,944,581	4,949,622

						4,944,581	4,949,622	0.64%

Research & Consulting Services
NAM Acquisition Co LLC (k)(m)(n)(o)	Term Loan	SOFR + 5.00%	9.25%	7/16/2030	11,599,040	11,431,450	11,483,050
NAM Acquisition Co LLC (f)(k)(m)	Delayed Draw Term Loan	—	—	7/16/2030	—	(22,512)	(8,075)
NAM Acquisition Co LLC (f)(k)(m)	Revolving Credit Facility	—	—	7/16/2030	—	(22,430)	(16,150)
RPX Corporation (j)(m)(n)(o)	Term Loan	SOFR + 5.50%	10.02%	8/2/2030	21,724,409	21,408,326	21,507,165
RPX Corporation (f)(j)(m)	Revolving Credit Facility	—	—	8/2/2030	—	(27,103)	(19,359)

						32,767,731	32,946,631	4.25%

Security & Alarm Services
Allied Universal Holdco LLC (h)(l)(m)(p)	Term Loan	SOFR + 3.75%	8.21%	5/14/2028	5,921,311	5,911,131	5,935,581

						5,911,131	5,935,581	0.77%

Soft Drinks & Non-alcoholic Beverages
Naked Juice LLC (h)(m)(p)	Term Loan	SOFR + 3.00%	7.43%	1/24/2029	3,969,465	3,871,624	2,599,325
Refresh Buyer LLC (k)(m)(n)(o)	Term Loan	SOFR + 4.50%	9.58%	12/23/2028	11,139,260	10,955,629	11,072,424
Refresh Buyer LLC (f)(k)(m)	Delayed Draw Term Loan	—	—	12/23/2028	—	(21,950)	—

						14,805,303	13,671,749	1.77%

Specialized Consumer Services
Door Pro Buyer, LLC (j)(m)	Term Loan	SOFR + 6.50%	10.93%	11/2/2029	12,444,808	12,175,117	12,034,129
Door Pro Buyer, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	11/2/2029	—	(103,617)	(208,942)
Door Pro Buyer, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 6.50%	10.93%	11/2/2029	1,019,231	950,361	907,116
Mustang Prospects Purchaser LLC (k)(m)(n)(o)	Term Loan	SOFR + 5.00%	9.33%	6/13/2031	15,560,107	15,411,617	15,404,506
Mustang Prospects Purchaser LLC (f)(k)(m)	Delayed Draw Term Loan	SOFR + 5.00%	9.51%	6/13/2031	1,992,304	1,966,235	1,964,428
Mustang Prospects Purchaser LLC (f)(k)(m)	Revolving Credit Facility	—	—	6/13/2031	—	(21,107)	(22,883)

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Quick Roofing Acquisition, LLC (j)(n)(o)	Term Loan	SOFR + 5.75%	10.18%	12/22/2029	10,549,180	$10,318,807	$10,401,491
Quick Roofing Acquisition, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 5.75%	10.21%	12/22/2029	400,000	379,183	386,000
Quick Roofing Acquisition, LLC (j)(m)	Delayed Draw Term Loan	SOFR + 5.75%	10.37%	12/22/2029	13,893,676	13,603,685	13,699,165
Quick Roofing Acquisition, LLC (j)(m)(n)	Term Loan	SOFR + 5.75%	10.37%	12/22/2029	11,063,892	10,902,402	10,908,998
Quick Roofing Acquisition, LLC (f)(j)(m)	Delayed Draw Term Loan	—	—	12/22/2029	—	(110,534)	(101,607)
Roofing Services Solutions LLC (j)(m)(n)	Term Loan	SOFR + 5.25%	9.77%	11/27/2029	18,243,899	17,972,127	17,970,241
Roofing Services Solutions LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.25%	9.60%	11/27/2029	4,086,633	3,925,399	3,922,438
Roofing Services Solutions LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 5.25%	9.77%	11/27/2029	364,878	283,346	282,780
SCP WQS Buyer, LLC (j)(m)(n)	Term Loan	SOFR + 5.25%	9.58%	10/2/2028	7,599,830	7,461,302	7,584,630
SCP WQS Buyer, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 5.25%	9.58%	10/2/2028	10,678,098	10,256,944	10,602,897
SCP WQS Buyer, LLC (f)(j)(m)	Revolving Credit Facility	SOFR + 5.25%	9.58%	10/2/2028	305,334	275,014	301,119
Solid Ground Solutions Acquisitions Inc (j)(m)	Term Loan	SOFR + 5.00%	9.33%	5/6/2029	5,836,884	5,743,188	5,801,863
Solid Ground Solutions Acquisitions Inc (f)(j)(m)	Delayed Draw Term Loan	—	—	5/6/2029	—	(56,268)	—
Solid Ground Solutions Acquisitions Inc (f)(j)(m)	Revolving Credit Facility	—	—	5/6/2029	—	(28,006)	(10,999)
Spin Holdco Inc (h)(k)(m)(p)	Term Loan	SOFR + 4.00%	8.71%	3/4/2028	4,948,586	4,481,944	4,155,674
USW Buyer, LLC (j)(n)	Term Loan	SOFR + 6.25%	10.68%	11/3/2028	4,738,704	4,619,432	4,354,869
USW Buyer, LLC (f)(j)(m)	Delayed Draw Term Loan	SOFR + 6.25%	10.68%	11/3/2028	8,299,458	8,151,550	7,460,352

						128,558,121	127,798,265	16.51%

Specialized Finance
Nexus Buyer LLC (h)(m)(p)	Term Loan	SOFR + 4.00%	8.36%	7/18/2031	7,481,250	7,443,844	7,499,953
WH Borrower LLC (h)(l)(m)	Term Loan	SOFR + 5.50%	10.15%	2/15/2027	9,874,372	9,524,229	9,973,116

						16,968,073	17,473,069	2.26%

Specialty Chemicals
Herens US Holdco Corp (h)(k)(m)(p)	Term Loan	SOFR + 3.93%	8.35%	7/3/2028	3,970,075	3,891,554	3,886,624
M2S Group Intermediate Holdings Inc (h)(l)(m)(p)	Term Loan	SOFR + 4.75%	9.09%	8/22/2031	4,885,057	4,553,145	4,704,945
USALCO, LLC (h)(l)(m)(p)	Term Loan	SOFR + 4.00%	8.36%	9/30/2031	598,352	595,383	602,091
USALCO, LLC (f)(h)(l)(m)(p)	Delayed Draw Term Loan	—	—	9/30/2031	—	—	385

						9,040,082	9,194,045	1.19%

Trading Companies & Distributors
Belt Power Holdings LLC (j)(m)(n)	Term Loan	SOFR + 5.50%	9.96%	8/22/2028	6,402,500	6,335,009	6,402,500

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Belt Power Holdings LLC (j)(n)	Term Loan	SOFR + 5.50%	9.96%	8/22/2028	1,720,545	$1,690,641	$1,720,545
Foundation Building Materials Inc (h)(m)	Term Loan	SOFR + 4.00%	8.59%	1/29/2031	6,940,038	6,931,644	6,821,225

						14,957,294	14,944,270	1.93%

Transaction & Payment Processing Services
MoneyGram International Inc (h)(l)(m)(p)	Term Loan	SOFR + 4.75%	9.15%	6/3/2030	9,428,750	9,405,178	9,159,371

						9,405,178	9,159,371	1.18%

Total First Lien Debt						1,282,630,555	1,288,880,288	166.38%

Second Lien Debt
Diversified Financial Services
STG Distribution, LLC (i)(m)(p)	Term Loan	SOFR + 7.50%	12.12%	9/30/2029	8,715,502	8,715,502	6,536,627

						8,715,502	6,536,627	0.84%

Property & Casualty Insurance
Asurion LLC (h)(m)	Term Loan	SOFR + 5.25%	9.72%	1/31/2028	2,000,000	1,943,654	1,948,580
Asurion LLC (h)(m)	Term Loan	SOFR + 5.25%	9.72%	1/20/2029	5,000,000	4,797,315	4,814,050

						6,740,969	6,762,630	0.87%

Total Second Lien Debt						15,456,471	13,299,257	1.71%

Equity
Air Freight & Logistics
SCP 3PL Topco, LLC (p)(q)	Common Units				1,351	6,754	6,754
SCP 3PL Topco, LLC (p)(q)	Class B Units				128	128,320	128,320

						135,074	135,074	0.02%

Diversified Support Services
Air Control Concepts Holdings, L.P. (p)(q)	Class A-1 Units				11,004	110,035	390,845
Identiti Holdings LLC (q)	Class A Units				173,822	173,822	177,298
Perimeter Solutions Holdings, LP (m)(q)	Common Units				185,860	185,860	185,860

						469,717	754,003	0.09%

Environmental & Facilities Services
Dragonfly Ultimate Holdings LLC (q)	Class A Units				293,460	293,460	319,871
Erosion Holdings, LLC (q)	Class A Units				175	175,230	164,523

						468,690	484,394	0.06%

Health Care Services
DPT Management, LLC (q)	Preferred Units				143,721	445,535	445,535
NE Ortho Holdings, LLC (q)	Class B Membership Units				135	135,254	135,260
Tiger Healthcare Holdings, LLC (m)(q)	Class A Interest				438,750	562,500	522,113

						1,143,289	1,102,908	0.15%

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Health Care Technology
RXS Enterprises LLC (m)(q)	Preferred Units				74,735	$401,494	$414,029
RXS Enterprises LLC (m)(q)	Senior Preferred Units				119,927	119,927	119,927

						521,421	533,956	0.07%

Human Resource & Employment Services
FCA Partners LLC (p)(q)	Common Units				200,000	2	2
FCA Partners LLC (p)(q)	Class A Preferred Units				200,000	200,000	124,000

						200,002	124,002	0.02%

Industrial Machinery & Supplies & Components
Endurance PT Technology Holdings LLC (m)(q)	Common Units				464	46,374	69,544
Endurance PT Technology Holdings LLC (m)(q)	Preferred Units				417	417,367	433,042
MoboTrex Ultimate Holdings, LLC (q)	Class A-2 Units				684,709	684,709	1,027,063

						1,148,450	1,529,649	0.20%

Life Sciences Tools & Services
WCI-BXC Investment Holdings LP (m)(p)(q)	Equity Interest					588,357	540,811

						588,357	540,811	0.07%

Office Services & Supplies
MSE Acquisitions Inc (m)(q)	Series A Preferred Stock				337	337,479	386,543

						337,479	386,543	0.05%

Packaged Foods & Meats
CCI Prime Holdings, LLC (q)	Series A Preferred Units				428	427,914	366,201
MFI Group Holdings LLC (q)	Class A Units				238	238,109	244,768
Sabrosura Super Holdings LLC (m)(q)	Class A Interests				241,693	290,031	258,611

						956,054	869,580	0.11%

Specialized Consumer Services
Door Pro Holdings LLC (m)(q)	Class A Units				370	356,107	164,180
NAM Group Holdings, LLC (q)	Class A Units				282,628	282,628	319,369
Quick Roofing Topco, LLC (m)(q)	Class A Interest				426,230	426,230	1,359,672
Roofing Services Solutions Holdings LLC (q)	Common Units				292	—	—
Roofing Services Solutions Holdings LLC (q)	Series A Preferred Units				292	364,878	364,879
Solid Ground Solutions Investment LLC (m)(q)	Class A Units				366,638	366,638	395,970

						1,796,481	2,604,070	0.34%

Total Equity						7,765,014	9,064,990	1.18%

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Money Market Mutual Funds
Mutual Funds
State Street Institutional Treasury Plus Money Market Fund — 4.34% (h)(r)(s)	Investor Class Units				10,026,024	$10,026,024	$10,026,024

						10,026,024	10,026,024	1.29%

Total Money Market Mutual Funds						10,026,024	10,026,024	1.29%

Total Investments — non-controlled/ non-affiliate						1,315,878,064	1,321,270,559	170.56%

Investments — non-controlled/ affiliate
Fixed Income Mutual Funds
Mutual Funds
Fidelity Floating Rate Central Fund (h)(m)(p)(g)	Mutual Fund				276,258	26,857,957	27,139,548
Fidelity High Income Central Fund (h)(m)(p)(g)	Mutual Fund				194,349	20,470,025	20,830,333

						47,327,982	47,969,881	6.19%

Total Fixed Income Mutual Funds						47,327,982	47,969,881	6.19%

Total Investments — non-controlled/ affiliate						47,327,982	47,969,881	6.19%

Total Investment Portfolio						$1,363,206,046	$1,369,240,440	176.75%

(a)	All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted.

(b)
Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to Secured Overnight Funds Rate (SOFR) or Canadian Overnight Repo Rate Average (CORRA) which resets monthly, quarterly, or semi-annually. For each loan, the Fund has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2024.

(c)	The total par amount is presented for debt investments and the number of shares or units owned is presented for equity investments.

(d)	All debt investments are shown at amortized cost. All equity investments are shown at identified cost.

(e)	Unless otherwise indicated, investments were valued using unobservable inputs and are considered Level 3 investments.

(f)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused and/or letter of credit commitment fees. Negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. Negative fair value is the result of the unfunded commitment being valued below par and/or the capitalized discount on the loan. The unfunded loan commitment may be subject to a commitment termination date and may expire prior to the maturity date stated. See Notes to Consolidated Financial Statements for more information on the Fund’s unfunded commitments.

(g)
Affiliated fund. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, the fund’s financial statements are available on the SEC’s website or upon request.

(h)	These investments were not valued using unobservable inputs and are not considered Level 3 investments.

(i)	The interest rate floor on these investments as of December 31, 2024 was 1.50%.

(j)	The interest rate floor on these investments as of December 31, 2024 was 1.00%.

(k)	The interest rate floor on these investments as of December 31, 2024 was 0.75%.

(l)	The interest rate floor on these investments as of December 31, 2024 was 0.50%.

(m)	Security or portion of the security is pledged as collateral for JPMorgan Lending Facility.

(n)	Security or portion of the security is pledged as collateral for BSPV Facility.

(o)	Security or portion of the security is pledged as collateral for CSPV Facility.

(p)
The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Fund may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Fund’s total assets. As of December 31, 2024, non-qualifying assets amounted to $209,006,521 which represents 14.7% of total assets as calculated in accordance with regulatory requirements.

(q)
Restricted securities (including private placements) – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,064,990 or 1.2% of net assets.

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2024

Additional information on each restricted holding is as follows:

Investment	Type	Acquisition Date	Acquisition Cost ($)
Air Control Concepts Holdings, L.P.	Class A-1 Units	3/7/2023	110,035
CCI Prime Holdings, LLC	Series A Preferred Units	10/1/2023	427,914
Door Pro Holdings LLC	Class A Units	10/23/2023	356,107
DPT Management, LLC	Preferred Units	12/9/2024	445,535
Dragonfly Ultimate Holdings LLC	Class A Units	8/1/2024	293,460
Endurance PT Technology Holdings LLC	Common Units	2/26/2024	46,374
Endurance PT Technology Holdings LLC	Preferred Units	2/28/2024	417,367
Erosion Holdings, LLC	Class A Units	9/2/2024	175,230
FCA Partners LLC	Common Units	12/26/2022	2
FCA Partners LLC	Class A Preferred Units	4/13/2023	200,000
Identiti Holdings LLC	Class A Units	10/13/2024	173,822
MFI Group Holdings LLC	Class A Units	4/8/2024	238,109
MoboTrex Ultimate Holdings, LLC	Class A-2 Units	5/17/2024	684,709
MSE Acquisitions Inc	Series A Preferred Stock	7/18/2024	337,479
NAM Group Holdings, LLC	Class A Units	7/1/2024	282,628
NE Ortho Holdings, LLC	Class B Membership Units	11/4/2024	135,254
Perimeter Solutions Holdings, LP	Common Units	9/11/2024	185,860
Quick Roofing Topco, LLC	Class A Interest	11/15/2023	426,230
Roofing Services Solutions Holdings LLC	Common Units	11/14/2024	—
Roofing Services Solutions Holdings LLC	Series A Preferred Units	11/26/2024	364,878
RXS Enterprises LLC	Preferred Units	8/7/2024	401,494
RXS Enterprises LLC	Senior Preferred Units	8/7/2024	119,927
Sabrosura Super Holdings LLC	Class A Interests	8/13/2024	290,031
SCP 3PL Topco, LLC	Common Units	11/13/2024	6,754
SCP 3PL Topco, LLC	Class B Units	11/20/2024	128,320
Solid Ground Solutions Investment LLC	Class A Units	4/14/2024	366,638
Tiger Healthcare Holdings, LLC	Class A Interest	1/18/2024	562,500
WCI-BXC Investment Holdings LP	Equity Interest	10/23/2023	588,357

(r)	The rate quoted is the annualized seven-day yield of the fund at period end.
(s)	Security is classified as a short-term security.
(t)	The par value of these investments is stated in Canadian Dollars.
The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Investments — non-controlled/ non-affiliate
First Lien Debt
Advertising
MMGY Global LLC (i)(l)	Term Loan	SOFR + 6.00%	11.50%	4/25/2029	8,504,250	$8,319,020	$8,368,182
MMGY Global LLC (f)(i)(l)	Revolving Credit Facility	—	—	4/25/2029	—	(44,507)	(32,709)

						8,274,513	8,335,473	2.05%

Aerospace & Defense
Cadence - Southwick, Inc. (i)(l)	Term Loan	SOFR + 6.75%	12.24%	5/3/2029	7,190,498	6,990,934	7,183,307
Cadence - Southwick, Inc. (f)(i)(l)	Revolving Credit Facility	SOFR + 6.75%	12.26%	5/3/2028	266,667	240,521	265,667
Cadence - Southwick, Inc. (i)(l)	Term Loan	SOFR + 6.00%	11.47%	5/3/2029	1,337,935	1,311,229	1,311,177

						8,542,684	8,760,151	2.16%

Air Freight & Logistics
R1 Holdings Merger Sub, LLC (i)(l)	Term Loan	SOFR + 6.25%	11.72%	12/29/2028	5,366,350	5,181,771	5,366,350
STG Logistics Inc (j)(l)	Term Loan	SOFR + 6.00%	11.50%	3/24/2028	9,950,000	9,586,350	9,303,250

						14,768,121	14,669,600	3.61%

Application Software
ACP Avenu Buyer, LLC (i)(l)	Term Loan	SOFR + 6.25%	11.64%	10/2/2029	17,187,500	16,724,267	16,964,063
ACP Avenu Buyer, LLC (f)(i)(l)	Revolving Credit Facility	—	—	10/2/2029	—	(26,408)	(13,000)
ACP Avenu Buyer, LLC (f)(i)(l)	Delayed Draw Term Loan	—	—	10/2/2029	—	(123,144)	(121,063)
ACP Falcon Buyer, Inc. (i)(l)	Term Loan	SOFR + 6.50%	11.85%	8/1/2029	21,223,555	20,606,943	20,926,425
ACP Falcon Buyer, Inc. (f)(i)(l)	Revolving Credit Facility	—	—	8/1/2029	—	(27,997)	(14,000)
Applied Sys Inc (h)(k)(l)(m)	Term Loan	SOFR + 4.50%	9.85%	9/19/2026	7,481,156	7,525,207	7,507,490
Atlas AU Bidco Pty Ltd / Atlas US Finco, Inc. (i)(l)	Term Loan	SOFR + 7.25%	12.61%	12/9/2029	5,138,234	4,939,299	5,138,234
Atlas AU Bidco Pty Ltd / Atlas US Finco, Inc. (i)(l)	Term Loan	SOFR + 6.75%	12.11%	12/9/2029	27,203,390	26,660,737	26,713,729
DH Corporation/Société DH (i)(l)(m)	Term Loan	SOFR + 7.25%	12.71%	9/13/2029	254,481	249,568	252,445
Finastra USA Inc (i)(l)(m)	Term Loan	SOFR + 7.25%	12.71%	9/13/2029	10,896,399	10,686,030	10,809,228
Prism Parent Co Inc. (j)(l)	Term Loan	SOFR + 5.75%	11.11%	9/16/2028	5,133,167	4,967,252	5,081,836
User Zoom Technologies, Inc (i)(l)	Term Loan	SOFR + 7.50%	12.99%	4/5/2029	10,000,000	9,667,291	9,890,000

						101,849,045	103,135,387	25.42%

Automotive Parts & Equipment
American Trailer Rental Group, LLC (i)(l)	Term Loan	SOFR + 5.75%	11.25%	6/1/2027	14,925,000	14,529,819	14,641,425
American Trailer Rental Group, LLC (i)(l)	Term Loan	SOFR + 5.75%	11.25%	6/1/2027	4,987,500	4,871,200	4,892,738

						19,401,019	19,534,163	4.82%

Building Products
Copperweld Group, Inc. (i)(l)	Term Loan	SOFR + 6.00%	11.61%	3/31/2026	6,225,412	6,044,231	6,194,285

						6,044,231	6,194,285	1.53%

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Commodity Chemicals
Soteria Flexibles Corporation (f)(i)(l)	Delayed Draw Term Loan	—	—	8/15/2029	—	$(76,841)	$(91,388)
Soteria Flexibles Corporation (i)(l)	Term Loan	SOFR + 5.75%	11.10%	8/15/2029	8,797,297	8,583,422	8,674,135
Soteria Flexibles Corporation (f)(i)(l)	Revolving Credit Facility	—	—	8/15/2029	—	(23,483)	(14,000)

						8,483,098	8,568,747	2.12%

Diversified Financial Services
Clue Opco LLC (h)(j)(l)(m)	Term Loan	SOFR + 4.50%	9.86%	12/19/2030	5,000,000	4,800,569	4,729,150

						4,800,569	4,729,150	1.17%

Diversified Support Services
Hobbs & Associates Inc (i)(l)	Term Loan	SOFR + 6.50%	12.00%	4/11/2029	2,037,621	1,988,709	2,037,621
Hobbs & Associates Inc (f)(i)(l)	Delayed Draw Term Loan	SOFR + 6.50%	11.86%	4/11/2029	3,526,769	3,424,369	3,526,769
Hobbs & Associates, LLC (i)(l)	Term Loan	SOFR + 6.50%	11.95%	4/11/2029	7,194,019	6,993,967	7,194,019
Hobbs & Associates, LLC (i)(l)	Delayed Draw Term Loan	SOFR + 6.50%	11.95%	4/11/2029	8,141,317	7,926,109	8,141,317
MRI Acquisitions, Inc (i)(l)	Term Loan	SOFR + 6.25%	11.75%	12/30/2025	5,773,583	5,642,731	5,611,923
Omnia Partners LLC (f)(h)(l)	Delayed Draw Term Loan	—	—	7/25/2030	—	(173)	3,590
Omnia Partners LLC (h)(l)	Term Loan	SOFR + 4.25%	9.63%	7/25/2030	6,787,396	6,783,539	6,825,609
Prometric Holdings (h)(k)(l)(m)	Term Loan	SOFR + 5.25%	10.70%	1/29/2028	4,000,000	3,980,138	3,988,760
Ruppert Landscape, LLC (j)(l)	Term Loan	SOFR + 6.00%	11.68%	12/1/2028	4,950,284	4,800,173	4,880,980

						41,539,562	42,210,588	10.39%

Education Services
KUEHG Corp (h)(k)(l)	Term Loan	SOFR + 5.00%	10.35%	6/12/2030	7,481,250	7,125,893	7,505,040

						7,125,893	7,505,040	1.85%

Environmental & Facilities Services
Pavement Partners Interco, LLC (i)(l)	Term Loan	SOFR + 6.75%	12.27%	2/7/2028	8,029,774	7,956,128	7,965,536
Pavement Partners Interco, LLC (i)(l)	Delayed Draw Term Loan	SOFR + 6.75%	12.42%	2/7/2028	1,150,000	1,125,273	1,140,800
Pavement Partners Interco, LLC (f)(i)(l)	Revolving Credit Facility	—	—	2/7/2028	—	(6,643)	(6,030)
Pavement Partners Interco, LLC (i)(l)	Term Loan	SOFR + 6.75%	12.28%	2/7/2028	10,449,360	10,148,107	10,365,765

						19,222,865	19,466,071	4.79%

Food Retail
Cardenas Merger Sub LLC (h)(j)(l)(m)	Term Loan	SOFR + 6.75%	12.20%	8/1/2029	7,443,467	7,264,350	7,432,302

						7,264,350	7,432,302	1.83%

Health Care Facilities
Infusion Services Management, LLC (i)(l)	Term Loan	SOFR + 6.50%	11.98%	7/7/2028	11,878,151	11,541,941	11,759,369
Infusion Services Management, LLC (f)(i)(l)	Delayed Draw Term Loan	—	—	7/7/2028	—	(119,995)	(44,050)

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Infusion Services Management, LLC (f)(i)(l)	Revolving Credit Facility	SOFR + 6.50%	12.00%	7/7/2028	995,031	$966,499	$985,031

						12,388,445	12,700,350	3.13%

Health Care Services
AB Centers Acquisition Corporation (j)(l)	Term Loan	SOFR + 6.00%	11.46%	9/6/2028	4,958,949	4,738,316	4,958,949
AB Centers Acquisition Corporation (f)(j)(l)	Revolving Credit Facility	—	—	9/6/2028	—	(55,910)	—
AB Centers Acquisition Corporation (f)(i)(l)	Delayed Draw Term Loan	SOFR + 6.00%	11.46%	9/6/2028	3,602,586	3,414,009	3,602,586
AB Centers Acquisition Corporation (j)(l)	Term Loan	SOFR + 6.00%	11.46%	9/6/2028	2,573,276	2,503,835	2,573,276
Fertility (ITC) Investment Holdco, LLC / Fertility (ITC) Buyer, Inc. (i)(l)	Term Loan	SOFR + 6.50%	11.97%	1/3/2029	9,405,742	9,145,917	9,349,308
Houseworks Holdings, LLC (i)(l)	Term Loan	SOFR + 6.50%	11.93%	12/16/2028	4,950,000	4,773,256	4,920,300
Houseworks Holdings, LLC (f)(i)(l)	Revolving Credit Facility	—	—	12/16/2028	—	(14,359)	(3,061)
Houseworks Holdings, LLC (i)(l)	Term Loan	SOFR + 6.50%	12.04%	12/16/2028	3,053,571	2,965,461	3,047,464
Houseworks Holdings, LLC (f)(i)(l)	Delayed Draw Term Loan	—	—	12/16/2028	—	(30,179)	(2,857)
VIP Medical US Buyer, LLC (i)(l)	Term Loan	SOFR + 5.50%	10.96%	12/12/2028	5,558,850	5,420,288	5,503,262

						32,860,634	33,949,227	8.36%

Industrial Machinery & Supplies & Components
Lake Air Products, LLC (i)(l)	Term Loan	SOFR + 6.75%	12.25%	1/9/2029	9,567,700	9,281,727	9,395,481

						9,281,727	9,395,481	2.32%

Insurance Brokers
Acrisure LLC (h)(l)	Term Loan	SOFR + 4.50%	9.89%	11/6/2030	9,949,875	9,826,653	9,958,133
Alera Group, Inc. (f)(j)(l)	Delayed Draw Term Loan	—	—	9/30/2028	—	(13,202)	(21,611)
Jones Deslauriers Insurance Management Inc (h)(l)(m)	Term Loan	SOFR + 4.25%	9.62%	3/15/2030	10,000,000	9,926,468	10,029,200

						19,739,919	19,965,722	4.91%

Life Sciences Tools & Services
WCI-BXC Purchaser, LLC (f)(j)(l)	Revolving Credit Facility	—	—	11/6/2029	—	(24,388)	(15,000)
WCI-BXC Purchaser, LLC (j)(l)	Term Loan	SOFR + 6.25%	11.64%	11/6/2030	27,412,162	26,731,814	27,000,980

						26,707,426	26,985,980	6.65%

Oil & Gas Refining & Marketing
EG America LLC (k)(l)(m)	Term Loan	SOFR + 5.50%	9.66%	2/7/2028	1,995,000	1,945,000	1,935,150
EG America LLC (h)(k)(l)(m)	Term Loan	SOFR + 5.50%	11.24%	2/7/2028	5,486,250	5,385,600	5,376,525

						7,330,600	7,311,675	1.80%

Packaged Foods & Meats
CCI Prime, LLC (i)(l)	Term Loan	SOFR + 6.00%	11.35%	10/18/2029	19,825,153	19,338,014	19,349,350
CCI Prime, LLC (f)(i)(l)	Delayed Draw Term Loan	—	—	10/18/2029	—	(48,327)	(47,926)

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
CCI Prime, LLC (f)(i)(l)	Revolving Credit Facility	—	—	10/18/2029	—	$(24,181)	$(24,000)

						19,265,506	19,277,424	4.75%

Pharmaceuticals
Alcami Corporation (i)(l)	Term Loan	SOFR + 7.00%	12.46%	12/21/2028	9,900,000	9,498,393	9,900,000

						9,498,393	9,900,000	2.44%

Soft Drinks & Non-alcoholic Beverages
Refresh Buyer LLC (j)(l)	Term Loan	SOFR + 5.25%	10.60%	12/23/2028	11,251,777	11,031,110	11,060,497
Refresh Buyer LLC (f)(j)(l)	Delayed Draw Term Loan	—	—	12/23/2028	—	(27,302)	(47,820)

						11,003,808	11,012,677	2.72%

Specialized Consumer Services
Door Pro Buyer, LLC (i)(l)	Term Loan	SOFR + 6.00%	11.54%	11/2/2029	12,570,513	12,260,010	12,256,250
Door Pro Buyer, LLC (f)(i)(l)	Delayed Draw Term Loan	—	—	11/2/2029	—	(124,186)	(254,808)
Door Pro Buyer, LLC (f)(i)(l)	Revolving Credit Facility	—	—	11/2/2029	—	(82,709)	(84,936)
Quick Roofing Acquisition, LLC (i)(l)	Term Loan	SOFR + 5.75%	11.21%	12/22/2029	10,655,738	10,389,935	10,389,344
Quick Roofing Acquisition, LLC (f)(i)(l)	Revolving Credit Facility	—	—	12/22/2029	—	(24,888)	(25,000)
Quick Roofing Acquisition, LLC (f)(i)(l)	Delayed Draw Term Loan	—	—	12/22/2029	—	(346,420)	(347,951)
SCP WQS Buyer, LLC (i)(l)	Term Loan	SOFR + 5.75%	11.10%	10/2/2028	7,676,596	7,508,567	7,538,417
SCP WQS Buyer, LLC (f)(i)(l)	Delayed Draw Term Loan	SOFR + 5.75%	11.10%	10/2/2028	3,164,894	2,784,807	2,845,872
SCP WQS Buyer, LLC (f)(i)(l)	Revolving Credit Facility	—	—	10/2/2028	—	(21,422)	(18,000)
Senske Lawn and Tree Care, LLC (j)(l)	Term Loan	SOFR + 5.25%	10.60%	12/15/2028	4,950,000	4,809,404	4,920,300
Senske Lawn and Tree Care, LLC (j)(l)	Term Loan	SOFR + 5.75%	11.10%	12/15/2028	5,970,000	5,830,442	5,958,060
Senske Lawn and Tree Care, LLC (j)(l)	Term Loan	SOFR + 5.50%	10.85%	12/15/2028	2,743,125	2,690,188	2,737,639
Senske Lawn and Tree Care, LLC (j)(l)	Term Loan	CDOR + 5.50%	10.93%	12/15/2028	21,000,000	15,532,010	15,531,489
USW Buyer, LLC (i)(l)	Term Loan	SOFR + 6.25%	11.82%	11/3/2028	4,950,000	4,801,007	4,841,100
USW Buyer, LLC (f)(i)(l)	Delayed Draw Term Loan	SOFR + 6.25%	11.72%	11/3/2028	5,650,000	5,487,134	5,408,000

						71,493,879	71,695,776	17.66%

Specialized Finance
WH Borrower LLC (k)(l)	Term Loan	SOFR + 5.50%	10.89%	2/15/2027	9,974,874	9,484,735	9,925,000

						9,484,735	9,925,000	2.45%

Trading Companies & Distributors
Belt Power Holdings LLC (i)(l)	Term Loan	SOFR + 5.50%	11.00%	8/22/2028	6,467,500	6,382,563	6,441,630

						6,382,563	6,441,630	1.59%

Total First Lien Debt						482,753,585	489,101,899	120.52%

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023

Investments (a)	Type	Reference Rate and Spread (b)	Interest Rate (b)	Maturity Date	Par Amount/ Units (c)	Cost (d)	Fair Value (e)	Percentage of Net Assets
Equity
Diversified Support Services
Air Control Concepts Holdings, L.P (m)(n)	Class A-1 Units				22,007	$220,070	$439,040

						220,070	439,040	0.11%

Life Sciences Tools & Services
WCI-BXC Investment Holdings LP (l)(m)(n)	Equity Interest					588,357	593,716

						588,357	593,716	0.15%

Packaged Foods & Meats
CCI Prime Holdings, LLC (n)	Series A Preferred Units				428	427,914	435,635

						427,914	435,635	0.11%

Specialized Consumer Services
Door Pro Holdings LLC (l)(n)	Equity Interest					339,744	346,205
Quick Roofing Topco, LLC (l)(m)(n)	Class A Interest				426,230	426,230	426,230

						765,974	772,435	0.20%

Total Equity						2,002,315	2,240,826	0.57%

Money Market Mutual Funds
Mutual Funds
State Street Institutional Treasury Plus Money Market Fund — Investor Class, 5.23% (h)(o)	Mutual Fund				15,328,417	15,328,417	15,328,417

						15,328,417	15,328,417	3.78%

Total Money Market Mutual Funds						15,328,417	15,328,417	3.78%

Total Investments — non-controlled/ non-affiliate						500,084,317	506,671,142	124.87%

Investments — non-controlled/ affiliate
Fixed Income Mutual Funds
Mutual Funds
Fidelity Floating Rate Central Fund (h)(g)(l)(m)	Mutual Fund				251,629	24,436,874	24,795,483

						24,436,874	24,795,483	6.11%

Total Fixed Income Mutual Funds						24,436,874	24,795,483	6.11%

Total Investments — non-controlled/ affiliate						24,436,874	24,795,483	6.11%

Total Investment Portfolio						$524,521,191	$531,466,625	130.98%

(a)	All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted.

(b)
Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to Secured Overnight Funds Rate (SOFR) or Canadian Dollar Offered Rate (CDOR), which reset daily, monthly, quarterly or semi-annually. For each loan, the Fund has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2023. The total par amount is presented for debt investments and the number of shares or units owned is presented for equity investments.

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023

(c)	The total par amount is presented for debt investments and the number of shares or units owned is presented for equity investments.

(d)	All debt investments are shown at amortized cost. All equity investments are shown at identified cost.

(e)	Unless otherwise indicated, these investments were valued using unobservable inputs and are considered Level 3 investments.

(f)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See Notes to Consolidated Financial Statements for more information on the Fund’s unfunded commitments.

(g)
Affiliated fund. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, the Fund’s financial statements are available on the SEC’s website or upon request.

(h)	These investments were not valued using unobservable inputs and are not considered Level 3 investments.

(i)	The interest rate floor on these investments as of December 31, 2023 was 1.00%.

(j)	The interest rate floor on these investments as of December 31, 2023 was 0.75%.

(k)	The interest rate floor on these investments as of December 31, 2023 was 0.50%.

(l)	Security or portion of the security is pledged as collateral for JPMorgan Lending Facility.

(m)
The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Fund may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Fund’s total assets. As of December 31, 2023, non-qualifying assets represented 14.4% of total assets as calculated in accordance with regulatory requirements.

(n)
Restricted securities (including private placements) – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,240,826 or 0.6% of net assets.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost ($)
Air Control Concepts Holdings, L.P	4/11/2023	$220,070
CCI Prime Holdings, LLC	10/18/2023	$427,914
Door Pro Holdings LLC	11/2/2023	$339,744
Quick Roofing Topco, LLC	12/22/2023	$426,230
WCI-BXC Investment Holdings LP	11/6/2023	$588,357

(o)	The rate quoted is the annualized seven-day yield of the Fund at period end.

The accompanying notes are an integral part of these consolidated financial statements

Fidelity Private Credit Fund
Notes to Consolidated Financial Statements
Note 1. Organization
Fidelity Private Credit Fund (the “Fund”) is a non-diversified, closed-end management investment company formed as a Delaware statutory trust on March 23, 2022. The Fund elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is externally managed by Fidelity Diversifying Solutions LLC (“FDS” or the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) and is an affiliate of FMR LLC (“FMR”) and its subsidiaries. The Fund commenced operations on March 13, 2023.
The Fund’s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in directly originated loans to private companies but also in liquid credit investments, like broadly syndicated loans, and other select private credit investments. The Fund generally seeks to invest in loans that carry variable (
i.e.
, “floating”) interest rates. Under normal circumstances, the Fund will invest at least 80% of its total assets in private credit investments. Specific investments may include: (a) directly originated first lien loans, senior secured revolving lines of credit, term loans and delayed draw term loans, (b) directly originated second lien, last out senior, secured or unsecured mezzanine term loans and delayed draw term loans, (c) club deals (investments generally comprised from a small group of lenders), and broadly syndicated leveraged loans (investments generally arranged or underwritten by investment banks or other intermediaries), and (d) other debt (collectively referred to as “Private Credit”). The Adviser may also invest to a lesser degree in equity linked instruments (may include debt with warrants, preferred equity investments, or equity co-investments). The Adviser and/or its affiliates may lead and structure the transaction as sole-lender, as the agent of a club credit facility (a group of similar direct lenders that invest in the same tranches), or may participate as a non-agent investor in a large club or syndicated transactions. In order to provide liquidity for share repurchases, the Fund intends to maintain an allocation to syndicated loans and other liquid investments.
The Fund will invest at least 70% of its total assets in investments that meet regulatory requirements of the BDC structure, which will generally include investments in companies that are private and may be backed by a sponsor but may also include investments in small capitalization public companies or companies that are backed by a non-private equity sponsor ownership group. The majority of the Fund’s investments will be loans targeted at private U.S. operating companies whose securities are not listed on a national securities exchange or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and public U.S. operating companies having a market capitalization of less than $250,000,000. The Fund may also invest to a lesser degree in non-U.S. companies.
The Fund offers on a continuous basis up to $1,000,000,000 of common shares of beneficial interest (the “Common Shares”) pursuant to an offering registered with the SEC (the “Offering”). The Fund offers to sell any combination of three classes of Common Shares, Class S shares, Class D shares, and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing distribution and/or shareholder servicing fees. The initial offering price for the Common Shares was $25.00 per share. Thereafter, the purchase price per share for each class of Common Shares equals the net asset value (“NAV”) per share as of the effective date of the monthly share purchase date.
Note 2. Significant Accounting Policies
The following is a summary of the significant accounting and reporting policies used in preparing the consolidated financial statements.

Basis of Presentation
The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 and pursuant to Regulation S-X. The functional currency is the U.S. dollar and these consolidated financial statements have been prepared in that currency. These consolidated financial statements reflect all adjustments considered necessary for the fair presentation of consolidated financial statements for the period presented. Certain prior period information has been reclassified to conform to the current period presentation and this had no effect on the Fund’s consolidated financial position or the consolidated results of operations as previously reported. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the Adviser and other individuals responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
Consolidation
The Fund will generally consolidate any wholly-owned, or substantially wholly-owned, subsidiary when the design and purpose of the subsidiary is to act as an extension of the Fund’s investment operations and to facilitate the execution of the Fund’s investment strategy. Accordingly, as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023, and for the period March 23, 2022 (inception) through December 31, 2022, the Fund consolidated the financial position and results of its wholly-owned subsidiaries in its consolidated financial statements. All intercompany transactions and balances have been eliminated in consolidation. Since the Fund is an investment company, portfolio investments held by the Fund are not consolidated into the consolidated financial statements. The portfolio investments held by the Fund (including investments held by consolidated subsidiaries) are included on the consolidated statements of assets and liabilities as investments at fair value.
Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts may ultimately differ from those estimates and the differences could be material.
Organization and Offering Expenses
Organization expenses include, among other things, the cost of incorporating the Fund and the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred.
The Fund’s offering expenses include, among other things, legal fees, registration fees and other costs pertaining to the preparation of the Fund’s registration statement (and any amendments or supplements thereto) relating to the Offering and associated marketing materials. Offering expenses are recorded as deferred offering costs on the consolidated statements of assets and liabilities and amortized to expense on the Fund’s consolidated statements of operations on a straight line-basis over 12 months from the date of incurrence.
Income Taxes
The Fund elected to be treated as a RIC under the Code. So long as the Fund maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Fund would represent obligations of the Fund’s investors and would not be reflected in the consolidated financial statements of the Fund.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. As of December 31, 2024 and 2023, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months All penalties and interest associated with income taxes, if any, are included in provision for income and excise taxes on the consolidated statements of operations. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.
The Fund holds certain portfolio investments through wholly-owned subsidiaries taxed as corporations which may be subject to federal and state taxes. The wholly-owned subsidiaries are not consolidated with the Fund for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities as a result of their ownership of certain portfolio investments. Tax liabilities are estimated and may differ materially depending on conditions when these investments earn income or are disposed. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in the Fund’s consolidated financial statements.
As of December 31, 2024 and 2023, respectively, the Fund, through wholly-owned subsidiaries, recorded tax liabilities of $371,132 and $0 which are included in other accounts payable and accrued liabilities in the consolidated statements of assets and liabilities.
For the year ended December 31, 2024, the Fund, through wholly-owned subsidiaries, recognized a total provision for taxes of $371,132, which was comprised of provision for taxes related to income of $163,507, provision for taxes related to realized gain on investments of $57,903, and provision for deferred tax expense related to unrealized gains on investments of $149,722. For the year ended December 31, 2023 and for the period March 23, 2022 (inception) through December 31, 2022, the Fund did not recognize any provisions for taxes.
The Fund files a U.S. federal income tax return, in addition to state and local tax returns as required. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.
To qualify for and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses.
In addition, based on the excise tax distribution requirements, the Fund will be subject to a 4% nondeductible U.S federal excise tax on undistributed income unless the Fund distributes in a timely manner in each taxable year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed.
As of December 31, 2024 and 2023, $0 and $66,312, respectively, was recorded in excise tax payable on the consolidated statements of assets and liabilities. For the years ended December 31, 2024 and 2023 and for the period from March 23, 2022 (inception) through December 31, 2022, the Fund incurred excise taxes of $0, $66,312, and $0 respectively. Excise taxes, if any, are recorded in the provision for income and excise taxes on the consolidated statements of operations.

Deferred Financing Costs
The Fund records costs related to issuance of revolving credit facilities as deferred financing costs on the consolidated statements of assets and liabilities. These costs are deferred and amortized using the straight-line method through interest expense on the consolidated statements of operations over the life of the related credit facility.
Investment Valuation
The Fund values its investments, upon which its NAV is based, in accordance with ASC 820, Fair Value Measurement, which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also provides a framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value and prescribes disclosure requirements for fair value measurements.
Pursuant to Rule 2a-5 of the 1940 Act, the Board of Trustees (the “Board”) has designated the Adviser as the valuation designee responsible for valuing all of the Fund’s investments, including making fair valuation determinations as needed. The Adviser has established a fair value committee (the “Fair Value Committee”) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern activities of the Fair Value Committee and the performance of functions required to determine the fair value of the Fund’s investments in good faith. These functions include periodically assessing and managing material risks associated with fair value determinations, selecting, applying, reviewing, and testing fair value methodologies, monitoring for circumstances that may necessitate the use of fair value, and overseeing and evaluating pricing services used.
In accordance with the Adviser’s policies and procedures, which have been approved by the Board, investments, including debt securities, that are publicly traded but for which no readily available market quotations exist are generally valued on the basis of information furnished by an independent third-party pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures, engages in oversight activities with respect to third-party pricing sources used and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations or prices received from third-party pricing services are not reflective of the fair value of an investment.
Investments that are not publicly traded or whose current market prices or quotations are not readily available are valued at fair value as determined by the Adviser in good faith pursuant to the Adviser’s Board-approved policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. In determining fair value of the Fund’s loan investments the types of factors that the Fair Value Committee may take into account generally include comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of the portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business and other relevant factors.
The Fund has engaged an independent valuation firm to prepare month-end valuation recommendations for investments for which market quotations are not readily available as of the last calendar day of each month. The independent valuation firm undertakes a full analysis of the investments and provides estimated fair values for such investments to the Adviser. The independent valuation firm also provides analyses to support their valuation methodology and calculations. The Adviser’s Fair Value Committee reviews and approves each valuation recommendation and confirms it has been calculated in accordance with the Board-approved policies and procedures. The Fair Value Committee manages the Fund’s fair valuation practices and maintains the fair valuation policies and procedures. The Adviser reports to the Board information regarding the fair valuation process and related material matters. The Board may determine to modify its designation of the Adviser as valuation designee, relating to any or all Fund investments, at any time.
Investment Transactions
For financial reporting purposes, the Fund’s investment holdings include trades executed through the end of the last business day of the period. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method and is recorded within net realized gain (loss) on investments on the consolidated statements of operations.
Interest Income
Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Commitment fees, loan origination fees, original issue discount (“OID”) and market discount or premium are capitalized into the cost of the investment to which it applies and accreted into interest income. For the Fund’s investments in revolving credit facilities and delayed draw term loans, the cost basis of the investment is adjusted for any market discount or OID on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not fully funded may result in a negative cost and fair value until funded. Upon prepayment of a loan or debt instrument, any prepayment premium and any unamortized discount or premium are recognized through interest income.
Dividend Income
Dividend income earned on the Fund’s equity and mutual fund investments is recorded on an accrual basis to the extent that such amounts are payable and are expected to be collected. Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for mutual funds.
Fee Income
The Fund earns certain fees in connection with its direct lending underwriting activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and syndication fees. Certain fees such as structuring fees and syndication fees are recorded as other income when earned. Administrative agent fees received by the Fund are recorded as other income when received.
Non-Accrual Policy
Debt investments may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
For further information regarding the non-accrual status of investments, refer to “
Note 4. Investments.
”
Cash
Cash represents deposits maintained with the Fund’s custodian bank. At times, deposits may be in excess of federally insured limits. The Fund has not experienced any losses and does not believe it is exposed to any significant credit risk on such deposits.

Expenses
Expenses are recorded on the accrual basis. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Foreign Currency
Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars (“USD”) at the exchange rate at period end. Purchases and sales of securities, income and dividends received and expenses denominated in foreign currencies are translated into USD at the exchange rate in effect on the transaction date.
Unrealized gains and losses on foreign currency holdings and non-investment assets and liabilities attributable to the changes in foreign currency exchange rates are included in the net change in unrealized appreciation (depreciation) on foreign currency translation on the consolidated statements of operations. Net realized gains and losses on foreign currency holdings and non-investment assets and liabilities attributable to changes in foreign currency exchange rates are included in net realized gain (loss) on foreign currency transactions on the consolidated statements of operations. The portion of both realized and unrealized gains and losses on investments that result from changes in foreign currency exchange rates is included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments, respectively, on the consolidated statements of operations.
New Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024 for public business entities (“PBEs”), and December 15, 2025 for entities other than PBEs, the amendment requires greater disaggregation of income tax disclosures related to the income tax rate reconciliation for PBEs and income taxes paid for all entities. The ASU allows for early adoption and the Fund can elect to apply the amendments on a prospective or retrospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact its consolidated financial statements.
FASB ASU 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to the consolidation financial statements.
Note 3. Related Party Agreements and Transactions
Investment Advisory Agreement
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, pursuant to which the Adviser will manage the Fund on a day-to-day basis. The Adviser is responsible for determining the composition of the Fund’s portfolio, making investment decisions, monitoring the Fund’s investments, performing due diligence on prospective portfolio companies, exercising voting rights in respect of portfolio securities, obtaining and managing financing facilities and other forms of leverage and providing the Fund with such other investment advisory and related services as the Fund may, from time to time, reasonably require for the investment of capital.
The Fund pays the Adviser a fee for its services under the Advisory Agreement consisting of two components, a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders.

Management Fee
The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Fund’s net assets as of the beginning of the first business day of the applicable month. For purposes of the Advisory Agreement, net assets mean the Fund’s total assets less liabilities determined on a consolidated basis in accordance with GAAP. For the first calendar month in which the Fund had operations, net assets was measured as the beginning net assets as of the date on which the Fund broke escrow, which was March 13, 2023. Fees payable for any partial period are appropriately pro-rated.
The Adviser agreed to waive the management fee for the first six months following the date on which the Fund broke escrow, which occurred on March 13, 2023. On August 9, 2023, the Adviser agreed to extend the waiver of the Fund’s management fee until December 31, 2023.
For the years ended December 31, 2024 and 2023 and for the period March 23, 2022 (inception) through December 31, 2022, management fees were $7,553,534, $2,497,365 and $0, respectively. Management fees were pro-rated for the period March 13, 2023 (commencement of operations) through December 31, 2023, and all management fees incurred for such period were voluntarily waived by the Adviser.
As of December 31, 2024 and 2023, $818,848 and $0, respectively, were payable to the Adviser for management fees.
Incentive Fees
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains, each as described below.
Incentive Fee based on Income
The incentive fee based on the Fund’s income is based on Pre-Incentive Fee Net Investment Income Returns attributable to each class of the Fund’s Common Shares. “Pre-Incentive Fee Net Investment Income Returns” means dividends, cash interest or other distributions or other cash income and any third-party fees received from portfolio companies such as upfront fees, commitment fees, origination fees, amendment fees, ticking fees and break-up fees, as well as prepayment premiums, but excluding fees for providing managerial assistance and fees earned by the Adviser or an affiliate accrued during the month, minus operating expenses for the month (including the management fee, taxes, any expenses payable under the Advisory Agreement and an administration agreement with the Fund’s administrator, any expense of securitizations, and interest expense or other financing fees and any dividends paid on preferred stock, but excluding the incentive fee and shareholder servicing and /or distribution fees). Pre-Incentive Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with payment-in-kind (“PIK”) interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.
Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.00% annualized).
The Fund pays the Adviser an income based incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns attributable to the applicable share class do not exceed the hurdle rate of 1.25% per quarter (5.00% annualized);

•
100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns attributable to the applicable share class, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This portion of the Fund’s Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 12.5% of the Fund’s Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

•
12.5% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns attributable to the applicable share class, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. The Adviser agreed to waive the incentive fee based on income for the first six months following the date on which the Fund broke escrow, which occurred on March 13, 2023. For the years ended December 31, 2024 and 2023 and for the period March 23, 2022 (inception) through December 31, 2022, income based incentive fees were $9,127,708, $2,683,195 and $0, respectively. Incentive fees based on income were pro-rated for the period March 13, 2023 (commencement of operations) through December 31, 2023, and all incentive fees based on income incurred for such period were voluntarily waived by the Adviser.
As of December 31, 2024 and 2023, $2,805,856 and $0, respectively, were payable to the Adviser for incentive fees based on income.
Incentive Fee based on Capital Gains
The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals 12.5% of cumulative realized capital gains attributable to the applicable share class from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.
US GAAP requires that the incentive fee accrual consider the cumulative aggregate unrealized appreciation of investments in the calculation, as an incentive fee would be payable if such unrealized appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Advisory Agreement (the “GAAP Incentive Fee”). There can be no assurance that such unrealized appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the Advisory Agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. The accrual for any capital gains incentive fee under U.S. GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. For the year ended December 31, 2024, the Fund recognized reductions in accrued capital gains incentive fees of $45,761 related to the GAAP Incentive Fee which is included in capital gains incentive fees on the consolidated statements of operations. For the year ended December 31, 2023 and for the period March 23, 2022 (inception) through December 31, 2022, $868,178 and $0, respectively, of expense was recognized related to the GAAP Incentive Fee and is recorded in capital gains incentive fees on the consolidated statements of operations.
As of December 31, 2024 and 2023, $822,417 and $868,178, respectively, related to the GAAP Incentive Fee is recorded in capital gains incentive fee payable on the consolidated statements of assets and liabilities, none of which is payable under the Advisory Agreement.

Administration Agreement
The Fund has entered into an Administration Agreement (the “Administration Agreement”) with FDS (the “Administrator”). Under the terms of the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services necessary for the Fund’s operations, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of the Fund’s other service providers), preparing reports to shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of the Fund’s Board, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. In consideration of the administrative services provided by the Administrator to the Fund, the Fund pays the Administrator a monthly fee of 0.02666% (0.32% on an annualized basis) of the Fund’s month-end NAV and reimburses the Administrator for the costs and expenses of the Fund incurred by the Administrator. The fee paid to the Administrator is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Common Shares that are repurchased as of the end of the quarter).
From time to time, FDS (in its capacity as both the Adviser and the Administrator) or its affiliates may pay third-party providers of goods or services. Unless such expenses are specifically assumed by the Adviser, Administrator or its affiliates under the Advisory Agreement or Administration Agreement, the Fund will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses.
Costs and expenses of FDS in its capacity as both the Administrator and the Adviser that are eligible for reimbursement by the Fund will be reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator.
For the years ended December 31, 2024 and 2023 and for the period March 23, 2022 (inception) through December 31, 2022, the Fund incurred $1,957,939, $646,398 and $0, respectively, in expenses under the Administration Agreement, which were recorded as Administration fees on the consolidated statements of operations. Administration fees were pro-rated for the period March 13, 2023 (commencement of operations) through December 31, 2023.
As of December 31, 2024, $212,140 was unpaid and included in due to affiliates, net in the consolidated statements of assets and liabilities. As of December 31, 2023, $109,398 was unpaid and included in due from affiliates, net in the consolidated statements of assets and liabilities.
Certain Terms of the Advisory Agreement and Administration Agreement
Each of the Advisory Agreement and the Administration Agreement has been approved by the Board. Unless earlier terminated as described below, each of the Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Fund’s outstanding voting securities and, in each case, a majority of the Independent Trustees. The Fund may terminate the Advisory Agreement upon 60 days’ written notice, and the Administration Agreement upon 120 days’ written notice, without payment of any penalty. The decision to terminate either agreement may be made by a majority of the Board or the shareholders holding a majority of the Fund’s outstanding voting securities, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. In addition, without payment of any penalty, the Adviser may terminate the Advisory Agreement upon 120 days’ written notice and the Administrator may terminate the Administration Agreement upon 120 days’ written notice. The Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment.
Transfer Agent Agreement
The Fund has entered into a Transfer Agent Agreement with Fidelity Investments Institutional Operations Company LLC (“FIIOC”), an affiliate of the Adviser. In accordance with the Transfer Agent Agreement, FIIOC is the Fund’s transfer agent, distribution paying agent and registrar. FIIOC receives an asset-based fee with respect to each class of Common Shares. Each class pays a fee for transfer agent services equal to 0.0125% (0.15% on an annualized basis) of class-level net assets as of the end of the last business day of the month. Such fees are payable in arrears.
For the years ended December 31, 2024 and 2023 and for the period March 23, 2022 (inception) through December 31, 2022, the Fund incurred $917,784, $302,999 and $0, respectively, for transfer agency services which were recorded in other general and administrative expenses on the consolidated statements of operations. Transfer agency service were pro-rated for the period March 13, 2023 (commencement of operations) through December 31, 2023.
As of December 31, 2024, $99,414 was unpaid and included in due to affiliates, net in the consolidated statements of assets and liabilities. As of December 31, 2023, $51,238 was unpaid and included in due from affiliates, net in the consolidated statements of assets and liabilities.
Managing Dealer Agreement
The Fund has entered into a Managing Dealer Agreement (the “Managing Dealer Agreement”) with Fidelity Distributors Company LLC (the “Managing Dealer”). Under the terms of the Managing Dealer Agreement, the Managing Dealer serves as the managing dealer for the Offering. The Managing Dealer receives shareholder servicing and/or distribution fees monthly in arrears at a contractual rate of 0.85% per annum of the aggregate value of the Fund’s net assets attributable to Class S shares as of the beginning of the first calendar day of the month. The Managing Dealer receives shareholder servicing fees monthly in arrears at a contractual rate of 0.25% per annum of the aggregate value of the Fund’s net assets attributable to Class D shares as of the beginning of the first calendar day of the month. No shareholder servicing and/or distribution fees will be paid with respect to Class I. The shareholder servicing and/or distribution fees are paid monthly in arrears. The shareholder servicing and/or distribution fees are payable to the Managing Dealer, but the Managing Dealer will reallow (pay) all or a portion of the shareholder servicing fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers and will waive shareholder servicing fees to the extent a broker is not eligible to receive it for failure to provide such services.
The Managing Dealer will cease receiving the distribution and/or shareholder servicing fee on Class S shares and Class D shares upon the earlier to occur of the following: (i) a listing of Class I shares, (ii) the merger or consolidation of the Fund with or into another entity, or the sale or other disposition of all or substantially all of the Fund’s assets, or (iii) the date following the completion of the primary portion of the Offering on which, in the aggregate, underwriting compensation from all sources in connection with such Offering is equal to 10% of the gross proceeds from the Fund’s primary shares sold in such Offering, as determined in good faith by the Managing Dealer in its sole discretion.
In addition, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Managing Dealer or the applicable broker), the Managing Dealer shall cease receiving the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Common Shares in such shareholder’s account, in the Managing Dealer’s discretion. At the end of such month, the applicable Distribution Shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV.
The Managing Dealer is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority. The Managing Dealer Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Fund’s trustees who are not “interested persons,” as defined in the 1940 Act, of the Fund and who have no direct or indirect financial interest in the Fund’s distribution plan or the Managing Dealer Agreement or by vote a majority of the outstanding voting securities of the Fund, on not more than 60 days’ written notice to the Managing Dealer or the Adviser. This Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.
Either party may terminate the Managing Dealer Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Managing Dealer Agreement. Obligations under the Managing Dealer Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S and Class D shares distributed in the Offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).
Shareholder Servicing and/or Distribution Fees
The following table shows the shareholder servicing and/or distribution fees the Fund pays the Managing Dealer with respect to the Class I, Class S and Class D Common Shares on an annualized basis as a percentage of NAV for such class:

Shareholder Servicing and/ or Distribution Fee as a % of NAV
Class I shares	—
Class S shares	0.85%
Class D shares	0.25%
The shareholder servicing and/or distribution fees is paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month, subject to FINRA and other limitations on underwriting compensation.
The Managing Dealer will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under the Fund’s distribution reinvestment plan.
Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Managing Dealer will waive the shareholder servicing fee and/or distribution that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.

For the years ended December 31, 2024 and 2023 and for the period March 23, 2022 (inception) through December 31, 2022, the Fund incurred distribution and shareholder servicing fees for Class S of $2,459, $14 and $0, respectively, and for Class D of $27, $4 and $0, respectively. Distribution and shareholder servicing fees were pro-rated for the period November 1, 2023 (Class S and Class D inception date) through December 31, 2023.
As of December 31, 2024 and 2023 there was $856 and $9, respectively, payable and recorded in due to affiliates, net and due from affiliates, net, respectively, in the consolidated statements of assets and liabilities.
Affiliate Ownership
On September 16, 2022, an affiliate of the Adviser purchased 80 shares of the Fund’s Class I Common Shares at $25.00 per share. On March 13, 2023, an affiliate of the Adviser purchased 1,280,002 shares of the Fund’s Class I Common Shares at $25.00 per share.
On November 1, 2023, an affiliate of the Adviser purchased 391 shares of the Fund’s Class S Common Shares and 391 of the Fund’s Class D Common Shares at $25.54 per share.
As of December 31, 2023, an affiliate of the Adviser held 395 shares (100%) and 395 shares (100%) of the Fund’s Class D Common Shares and Class S Common Shares, respectively.
As of December 31, 2024, an affiliate of the Adviser held 435 shares (100%) of the Fund’s Class D Common Shares.
Expense Support and Conditional Reimbursement Agreement
The Fund has entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser. For the twelve month period commencing the date of the Expense Support Agreement, September 23, 2022, and unless terminated, for each successive one year period, the Adviser is obligated to advance all of the Fund’s Other Operating Expenses (including organizational and offering expenses) (each such payment, a “Required Expense Payment”) to the effect that such expenses do not exceed 0.70% (on an annualized basis) of the Fund’s NAV. Any Required Expense Payment must be paid by the Adviser to the Fund in any combination of cash or other immediately available funds and/or offset against amounts due from the Fund to the Adviser or its affiliates. “Other Operating Expenses” means the Fund’s organization and offering expenses, professional fees (including accounting, legal, and auditing fees), custodian and transfer agent fees, third party valuation agent fees, insurance costs, trustee fees, administration fees, and other general and administrative expenses.
Upon the termination of Adviser’s obligation to make Required Expense Payments, the Adviser may elect to pay, at such times as the Adviser determines, certain expenses on the Fund’s behalf, provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Fund (referred to as “Voluntary Expense Payment” and together with a Required Expense Payment, the “Expense Payments”). Any Voluntary Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Fund in any combination of cash or other immediately available funds no later than 45 days after such commitment was made in writing, and/or offset against amounts due from the Fund to the Adviser or its affiliates.
Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Fund shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Fund within 3 years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Fund shall be referred to herein as a “Reimbursement Payment.”

“Available Operating Funds” means the sum of (i) the Fund’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) the Fund’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
No Reimbursement Payment for any month shall be made if: (1) the Effective Rate of Distributions Per Share declared by the Fund at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, (2) the Fund’s Operating Expense Ratio at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relate, or (3) the Fund’s Other Operating Expenses at the time of such Reimbursement Payment exceeds 0.70% of the Fund’s NAV. “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365-day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder servicing fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, management and incentive fees owed to the Adviser, shareholder servicing and/or distribution fees, and interest expense, by the Fund’s net assets. “Operating Expenses” means all of the Fund’s operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies.
The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.
Effective from the date the Fund broke escrow, which was March 13, 2023, FDS has voluntarily agreed to waive its right to receive any Reimbursement Payment for any Excess Operating Funds incurred in any month prior to a revocation. Any such amounts shall not be considered unreimbursed Expense Payments reimbursable in future months pursuant to the terms of the Expense Support Agreement. This voluntary arrangement can be terminated at any time, upon thirty days’ prior written notice to the Fund.
The following table presents a summary of Expense Payments and related Reimbursement Payments since the Fund’s inception:

For the three months ended	Amount of Expense Support	Amount of Reimbursement Payment	Amount of Unreimbursed Expense Support	Reimbursement Eligibility Expiration
September 30, 2022	$497,933	$—	$—	*
December 31, 2022	349,999	—	—	*
March 31, 2023	677,518	—	—	*
June 30, 2023	694,335	—	—	*
September 30, 2023	651,125	—	—	*
December 31, 2023	521,434	—	—	*
March 31, 2024	454,648	—	—	*
June 30, 2024	136,913	—	—	*
September 30, 2024	213,374	—	—	*
December 31, 2024	291,370	—	—	*

Total	$4,488,649	$—	$—

*	Unreimbursed expense support incurred for these periods have been waived and are not eligible for reimbursement.

Administrative Agent Expense Allocation Agreement
Fidelity Direct Lending LLC (“FDL”), an affiliate of the Fund, acts as administrative agent for certain of the Fund’s loan investments. As an administrative agent, FDL is responsible for performing loan administrative services on behalf of borrowers and lenders and is entitled to fees for those services. FDL does not retain fees from portfolio companies for providing services with respect to loans in which the Fund has invested. Pursuant to the Amended and Restated Administrative Agent Expense Allocation Agreement (the “Agent Allocation Agreement”), all fees earned and expenses incurred by FDL are transferred pro rata to the Fund and other affiliated funds based on the amounts the funds invested or committed, provided that those expenses shall not exceed the fees received by the Fund by FDL. Any income received or expense incurred is included in other income or other general and administrative expenses, respectively, in the consolidated statements of operations.
Affiliated Investments
The table below presents the Fund’s affiliated investments as of December 31, 2024:

	Fair Value as of December 31, 2023	Gross Additions	Gross Reductions	Change in Unrealized Appreciation (Depreciation)	Realized Gains (Losses)	Fair Value as of December 31, 2024	Dividend and Interest Income
Non-controlled/ Affiliate Investments
Fidelity High Income Central Fund	$—	$20,470,025	$—	$360,308	$—	$20,830,333	$605,305
Fidelity Floating Rate Central Fund	24,795,483	2,421,083	—	(77,018)	—	27,139,548	2,439,715

Total	$24,795,483	$22,891,108	$—	$283,290	$—	$47,969,881	$3,045,020

The table below presents the Fund’s affiliated investments as of December 31, 2023:

	Fair Value as of December 31, 2022	Gross Additions	Gross Reductions	Change in Unrealized Appreciation (Depreciation)	Realized Gains (Losses)	Fair Value as of December 31, 2023	Dividend and Interest Income
Non-controlled/ Affiliate Investments
Fidelity Floating Rate Central Fund	$—	$24,436,874	$—	$358,609	$—	$24,795,483	$949,591
Fidelity Investments Money Market Government Portfolio Class I	—	124,323,429	(124,323,429)	—	—	—	179,725

Total	$—	$148,760,303	$(124,323,429)	$358,609	$—	$24,795,483	$1,129,316

Co-Investment Relief
The Fund and the Adviser have received an exemptive order from the SEC that permits the Fund, among other things, to co-invest with certain other persons in negotiated transactions, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Fund’s Board may establish Board-Established Criteria clearly defining co-investment opportunities in which the Fund will have the opportunity to participate with other public or private affiliated funds that target similar assets. If an investment falls within the Board-Established Criteria, the Adviser must offer an opportunity for the Fund to participate. The Fund may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Fund (e.g., based on investment strategy). The co-investment would generally be allocated to the Fund and the other affiliated funds that target similar assets in accordance with the Adviser’s allocation policies and procedures. If the Adviser determines that such investment is not appropriate for the Fund, the investment will not be allocated to the Fund, but the Adviser will be required to report such investment and the rationale for its determination for the Fund to not participate in the investment to the Board at the next quarterly board meeting.
Due to/from Affiliates
As of December 31, 2024, the Fund owed a net amount of $201,579 to various affiliates, including $312,410 for expenses payable for administration fees, distribution fees, service fees and transfer agent fees, $54,807 for amounts to be paid to another affiliated investment company and $165,638 to be received for expense reimbursements. These amounts are included in due to affiliates, net in the consolidated statements of assets and liabilities. As of December 31, 2023, the Fund was owed a net amount of $561,241, including $622,629 for expenses payable for administration fees, distribution fees, service fees and transfer agent fees and $1,183,870 to be received for expense reimbursements. These amounts are included in due from affiliates, net in the consolidated statements of assets and liabilities.
Note 4. Investments
The composition of the Fund’s investment portfolio at cost and fair value was as follows:

	December 31, 2024			December 31, 2023
	Amortized Cost	Fair Value	% of Total Investments at Fair Value	Amortized Cost	Fair Value	% of Total Investments at Fair Value
First Lien Debt	$1,282,630,555	$1,288,880,288	94.1%	$482,753,585	$489,101,899	92.0%
Second Lien Debt	15,456,471	13,299,257	1.0%	—	—	0.0%
Equity	7,765,014	9,064,990	0.7%	2,002,315	2,240,826	0.4%
Money Market Mutual Funds	10,026,024	10,026,024	0.7%	15,328,417	15,328,417	2.9%
Fixed Income Mutual Funds	47,327,982	47,969,881	3.5%	24,436,874	24,795,483	4.7%

Total	$1,363,206,046	$1,369,240,440	100.0%	$524,521,191	$531,466,625	100.0%

The industry composition of investments at fair value was as follows:

	December 31, 2024	December 31, 2023
Health Care Services	14.5%	6.4%
Application Software	11.3%	19.4%
Specialized Consumer Services	9.5%	13.2%
Industrial Machinery & Supplies & Components	8.0%	1.8%
Health Care Technology	7.4%	0.0%
Diversified Support Services	6.6%	8.0%
Mutual Funds	4.2%	7.6%
Packaged Foods & Meats	4.1%	3.7%
Environmental & Facilities Services	3.0%	3.7%
Health Care Facilities	2.5%	2.4%
Research & Consulting Services	2.4%	0.0%
Paper & Plastic Packaging Products & Materials	2.1%	0.0%
Life Sciences Tools & Services	2.0%	5.2%
Diversified Financial Services	2.0%	0.9%

	December 31, 2024	December 31, 2023
Electronic Manufacturing Services	1.8%	0.0%
Aerospace & Defense	1.8%	1.7%
Data Processing & Outsourced Services	1.4%	0.0%
Specialized Finance	1.3%	1.9%
Trading Companies & Distributors	1.1%	1.2%
Air Freight & Logistics	1.1%	2.8%
Soft Drinks & Non-Alcoholic Beverages	1.0%	2.1%
Property & Casualty Insurance	0.9%	0.0%
Transaction & Payment Processing Services	0.7%	0.0%
Specialty Chemicals	0.7%	0.0%
Pharmaceuticals	0.7%	1.9%
Building Products	0.7%	1.2%
Advertising	0.7%	1.6%
Health Care Supplies	0.6%	0.0%
Electronic Components	0.6%	0.0%
Commodity Chemicals	0.6%	1.6%
Oil & Gas Refining & Marketing	0.5%	1.4%
Office Services & Supplies	0.5%	0.0%
Security & Alarm Services	0.4%	0.0%
Internet Services & Infrastructure	0.4%	0.0%
Home Improvement Retail	0.4%	0.0%
Fertilizers & Agricultural Chemicals	0.4%	0.0%
Diversified Chemicals	0.4%	0.0%
Copper	0.4%	0.0%
Hotels, Resorts & Cruise Lines	0.3%	0.0%
Health Care Distributors	0.3%	0.0%
Food Retail	0.3%	1.4%
Leisure Facilities	0.2%	0.0%
Insurance Brokers	0.2%	3.8%
Human Resource & Employment Services	0.0%	0.0%
Automotive Parts & Equipment	0.0%	3.7%
Education Services	0.0%	1.4%

Total	100.0%	100.0%

Amounts	shown as 0.0% in the above table may represent values of less than 0.05%.
The geographic composition of investments at fair value was as follows:

	December 31, 2024			December 31, 2023
	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$1,325,749,895	96.8%	171.1%	$489,333,017	92.1%	120.6%
Australia	32,260,769	2.4%	4.2%	31,851,963	6.0%	7.8%
Canada	10,267,051	0.7%	1.3%	10,281,645	1.9%	2.5%
Luxembourg	962,725	0.1%	0.1%	—	0.0%	0.0%

Total	$1,369,240,440	100.0%	176.7%	$531,466,625	100.0%	130.9%

As of December 31, 2024 and 2023, on a fair value basis, 100% of debt investments bore interest at a floating rate and 0% of debt investments bore interest at a fixed rate. As of December 31, 2024 and 2023, there were no investments on non-accrual status.

Note 5. Fair Value Measurements
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:
Level 1 — unadjusted quoted prices in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 — unobservable inputs (including the Fund’s own assumptions based on the best information available)
The following is a summary of the inputs used, as of December 31, 2024 and 2023, involving the Fund’s assets carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

	December 31, 2024
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$144,529,432	$1,144,350,856	$1,288,880,288
Second Lien Debt	—	6,762,630	6,536,627	13,299,257
Equity	—	—	9,064,990	9,064,990
Money Market Mutual Funds	10,026,024	—	—	10,026,024
Fixed Income Mutual Funds	47,969,881	—	—	47,969,881

Total Investments	$57,995,905	$151,292,062	$1,159,952,473	$1,369,240,440

	December 31, 2023
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$63,355,799	$425,746,100	$489,101,899
Second Lien Debt	—	—	—	—
Equity	—	—	2,240,826	2,240,826
Money Market Mutual Funds	15,328,417	—	—	15,328,417
Fixed Income Mutual Funds	24,795,483	—	—	24,795,483

Total Investments	$40,123,900	$63,355,799	$427,986,926	$531,466,625

The following tables provide a reconciliation of the beginning and ending balances for investments for which fair value was determined using Level 3 inputs for the years ended December 31, 2024 and 2023:

	Year Ended December 31, 2024
	First Lien Debt	Second Lien Debt	Equity	Total Investments
Fair value, beginning of period	$425,746,100	$—	$2,240,826	$427,986,926
Purchases of investments	835,040,597	8,715,502	5,872,735	849,628,834
Proceeds from principal repayments and sales of investments	(113,177,547)	—	(386,978)	(113,564,525)
Accretion of discount/ amortization of premium	3,806,968	—	—	3,806,968
Net realized gain (loss)	123,015	—	276,942	399,957
Transfers into Level 3 (1)	—	—	—	—
Transfers out of Level 3 (1)	(9,925,000)	—	—	(9,925,000)
Net change in unrealized appreciation (depreciation)	2,736,723	(2,178,875)	1,061,465	1,619,313

Fair value, end of period	$1,144,350,856	$6,536,627	$9,064,990	$1,159,952,473

Net change in unrealized appreciation (depreciation) included in earnings related to financial instruments still held as of December 31, 2024	$3,869,843	$(2,178,875)	$1,061,465	$2,752,433

(1)	For the year ended December 31, 2024, transfers into Level 3 (if any) are due to decreased price transparency and transfers out of Level 3 (if any) are due to increased price transparency.

	Year Ended December 31, 2023
	First Lien Debt	Second Lien Debt	Equity	Total Investments
Fair value, beginning of period	$—	$—	$—	$—
Purchases of investments	420,517,545	—	2,002,315	422,519,860
Proceeds from principal repayments and sales of investments	(1,267,554)	—	—	(1,267,554)
Accretion of discount/ amortization of premium	885,350	—	—	885,350
Net change in unrealized appreciation (depreciation)	5,610,759	—	238,511	5,849,270

Fair value, end of period	$425,746,100	$—	$2,240,826	$427,986,926

Net change in unrealized appreciation (depreciation) included in earnings related to financial instruments still held as of December 31, 2023	$5,610,759	$—	$238,511	$5,849,270

The information used in the above reconciliation represents period to date activity for any investments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases may include securities received through corporate actions or exchanges.
The following provides information on Level 3 securities held by the Fund that were valued at December 31, 2024 and 2023 based on unobservable inputs:

	December 31, 2024
				Range
	Fair Value	Valuation Technique	Unobservable Input	Low	High	Weighted Average	Impact to Valuation from an Increase in Input*
First Lien Debt	$1,144,350,856	Market approach	Transaction price	$98.50	$99.50	$98.83	Increase
		Discounted cash flow	Yield	8.7%	14.1%	10.3%	Decrease
Second Lien Debt	6,536,627	Market comparable	Enterprise value/ Revenue multiple (EV/R)	0.50	0.50	0.50	Increase
Equity	9,064,990	Market approach	Transaction price	$3.10	$1,000.00	$154.92	Increase
		Market comparable	Enterprise value/ EBITDA multiple (EV/EBITDA)	5.70	17.00	10.10	Increase

Total	$1,159,952,473

	December 31, 2023
				Range
	Fair Value	Valuation Technique	Unobservable Input	Low	High	Weighted Average	Impact to Valuation from an Increase in Input*
First Lien Debt	$425,746,100	Market approach	Transaction price	$73.96	$97.50	$83.19	Increase
		Indicative market price	Evaluated bid	$97.00	$99.50	$99.09	Increase
		Discounted cash flow	Yield	9.4%	13.0%	10.9%	Decrease
Equity	2,240,826	Market comparable	Enterprise value/ EBITDA multiple (EV/EBITDA)	7.50	17.50	11.60	Increase
		Market approach	Transaction price	$1.00	$1.00	$1.00	Increase

Total	$427,986,926

*
Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Financial Instruments Not Carried at Fair Value:
Debt
The carrying value of the Fund’s debt, which would be categorized as Level 3 within the fair value hierarchy, as of December 31, 2024 and 2023, approximates fair value.

Note 6. Commitments and Contingencies
In the normal course of business, the Fund enters into contracts that provide a variety of general indemnifications. Any exposure to the Fund under these arrangements could involve future claims that may be made against the Fund. Currently, no such claims exist or are expected to arise and, accordingly, the Fund has not accrued any liability in connection with such indemnifications.
Commitments
In the normal course of business, the Fund may become party to financial instruments with off-balance sheet risk to fund investments that have unfunded commitments associated with such instruments. These financial instruments may include commitments to extend credit on the unused portions of the Fund’s commitments pursuant to the terms of certain of the Fund’s investments in revolving credit facilities, delayed draw and other loan financing agreements in connection with the Fund’s investments in direct lending instruments. The unfunded commitments are carried at fair value with the unrealized appreciation or depreciation on the unfunded portion being included in fair value for each such position disclosed on the schedules of investments, and changes in those fair values are recorded in the net change in unrealized appreciation (depreciation) on investments on the consolidated statements of operations.
The following table details the unfunded loan commitments at December 31, 2024:

Investments — non-controlled/ non-affiliate	Commitment Type	Commitment Expiration Date	Unfunded Commitment ($)
AB Centers Acquisition Corporation	Delayed Draw Term Loan	7/2/2031	$3,312,747
AB Centers Acquisition Corporation	Revolving Credit Facility	7/2/2031	1,778,298
ACP Avenu Buyer, LLC	Revolving Credit Facility	10/2/2029	777,500
ACP Avenu Buyer, LLC	Delayed Draw Term Loan	10/2/2029	5,500,583
ACP Falcon Buyer, Inc.	Revolving Credit Facility	8/1/2029	1,000,000
Alera Group, Inc.	Delayed Draw Term Loan	9/30/2028	144,071
Aptean, Inc.	Revolving Credit Facility	1/30/2031	728,200
Aptean, Inc.	Delayed Draw Term Loan	1/30/2031	397,376
BeBright MSO, LLC	Delayed Draw Term Loan	6/3/2030	429,459
BeBright MSO, LLC	Revolving Credit Facility	6/3/2030	1,867,213
Benefit Plan Administrators Of Eau Claire, LLC	Delayed Draw Term Loan	11/1/2030	9,488,223
Benefit Plan Administrators Of Eau Claire, LLC	Revolving Credit Facility	11/1/2030	2,846,467
C2DX, Inc	Revolving Credit Facility	3/19/2030	1,748,285
C2DX, Inc	Delayed Draw Term Loan	3/19/2030	4,924,746
Cadence — Southwick, Inc.	Revolving Credit Facility	5/3/2028	961,081
CCI Prime, LLC	Delayed Draw Term Loan	10/18/2029	399,387
CCI Prime, LLC	Revolving Credit Facility	10/18/2029	1,000,000
CUB Financing Intermediate, LLC	Delayed Draw Term Loan	6/28/2030	5,419,489
Cytracom, LLC	Delayed Draw Term Loan	6/28/2027	3,667,343
Cytracom, LLC	Revolving Credit Facility	6/28/2027	2,037,413
Door Pro Buyer, LLC	Delayed Draw Term Loan	11/2/2029	10,192,308
Door Pro Buyer, LLC	Revolving Credit Facility	11/2/2029	2,378,205
DPT Management, LLC	Delayed Draw Term Loan	12/18/2027	5,569,190
DPT Management, LLC	Revolving Credit Facility	12/18/2027	3,341,514
Dragonfly Pond Works	Delayed Draw Term Loan	8/16/2030	7,825,592
Dragonfly Pond Works	Revolving Credit Facility	8/16/2030	1,956,398
Dynamic Connections, Ltd	Delayed Draw Term Loan	11/27/2030	6,753,813
Dynamic Connections, Ltd	Revolving Credit Facility	11/27/2030	2,251,271
EDS Buyer, LLC	Revolving Credit Facility	1/10/2029	780,539
Endurance PT Technology Buyer Corporation	Revolving Credit Facility	2/28/2030	1,000,000

At December 31, 2024 continued:

Investments — non-controlled/ non-affiliate	Commitment Type	Commitment Expiration Date	Unfunded Commitment ($)
Erosion Intermediate Holdings LLC	Delayed Draw Term Loan	9/30/2029	$4,205,622
Erosion Intermediate Holdings LLC	Revolving Credit Facility	9/30/2029	1,752,343
Eversmith Brands Intermediate Holding Company	Delayed Draw Term Loan	6/17/2030	3,206,687
Eversmith Brands Intermediate Holding Company	Revolving Credit Facility	6/17/2030	897,872
Fertility (ITC) Investment Holdco, LLC / Fertility (ITC) Buyer, Inc.	Delayed Draw Term Loan	1/3/2029	2,363,636
Harmony Hit US Holdings Inc	Revolving Credit Facility	12/3/2030	3,975,008
Harmony Hit US Holdings Inc	Delayed Draw Term Loan	12/3/2030	4,727,968
Houseworks Holdings, LLC	Revolving Credit Facility	12/16/2028	446,429
Houseworks Holdings, LLC	Delayed Draw Term Loan	12/16/2028	1,163,265
Identiti Resources LLC	Delayed Draw Term Loan	11/1/2029	7,648,189
Identiti Resources LLC	Revolving Credit Facility	11/1/2029	3,476,450
Infusion Services Management, LLC	Delayed Draw Term Loan	7/7/2028	537,197
Infusion Services Management, LLC	Revolving Credit Facility	7/7/2028	2,275,078
LACO Industries, LLC	Revolving Credit Facility	7/2/2030	1,487,153
Midas Foods International LLC	Delayed Draw Term Loan	4/30/2029	805,078
Midas Foods International LLC	Revolving Credit Facility	4/30/2029	2,012,694
MMGY Global LLC	Revolving Credit Facility	4/25/2029	2,044,291
MoboTrex, LLC	Revolving Credit Facility	6/7/2030	2,605,773
MSE Supplies, LLC	Revolving Credit Facility	8/14/2030	1,518,656
Mustang Prospects Purchaser LLC	Delayed Draw Term Loan	6/13/2031	1,668,898
Mustang Prospects Purchaser LLC	Revolving Credit Facility	6/13/2031	2,288,251
NAM Acquisition Co LLC	Delayed Draw Term Loan	7/16/2030	3,230,031
NAM Acquisition Co LLC	Revolving Credit Facility	7/16/2030	1,615,015
National Power, LLC	Delayed Draw Term Loan	10/31/2029	7,742,533
National Power, LLC	Revolving Credit Facility	10/31/2029	3,871,266
NE Ortho Management Services, LLC	Revolving Credit Facility	12/13/2030	1,932,200
NE Ortho Management Services, LLC	Delayed Draw Term Loan	12/13/2030	5,796,599
NE Ortho Management Services, LLC	Delayed Draw Term Loan	12/13/2030	15,457,597
Neptune Platform Buyer, LLC	Delayed Draw Term Loan	1/20/2031	3,260,000
Pave America Interco, LLC	Revolving Credit Facility	2/7/2028	431,619
Perimeter Solutions Group, LLC	Delayed Draw Term Loan	10/2/2030	5,810,076
Perimeter Solutions Group, LLC	Revolving Credit Facility	10/2/2030	2,500,000
PLA Buyer, LLC	Delayed Draw Term Loan	11/22/2029	1,819,336
PLA Buyer, LLC	Revolving Credit Facility	11/22/2029	3,638,672
Principal Lighting Group Holdings, LLC	Revolving Credit Facility	11/4/2030	3,268,192
Quick Roofing Acquisition, LLC	Revolving Credit Facility	12/22/2029	600,000
Quick Roofing Acquisition, LLC	Delayed Draw Term Loan	12/22/2029	11,289,685
Refresh Buyer LLC	Delayed Draw Term Loan	12/23/2028	2,812,944
Roofing Services Solutions LLC	Delayed Draw Term Loan	11/27/2029	6,859,706
Roofing Services Solutions LLC	Revolving Credit Facility	11/27/2029	5,108,292
Routeware, Inc	Delayed Draw Term Loan	9/18/2031	8,485,846
Routeware, Inc	Revolving Credit Facility	9/18/2031	1,958,272
RPX Corporation	Revolving Credit Facility	8/2/2030	1,935,898
Ruppert Landscape, LLC	Revolving Credit Facility	12/1/2028	361,899
Ruppert Landscape, LLC	Delayed Draw Term Loan	12/1/2028	4,530,979
RxStrategies, Inc.	Revolving Credit Facility	8/12/2030	2,500,000
Sabrosura Foods, LLC	Delayed Draw Term Loan	8/22/2029	6,805,130
Sabrosura Foods, LLC	Revolving Credit Facility	8/22/2029	1,505,429
SCP WQS Buyer, LLC	Delayed Draw Term Loan	10/2/2028	26,922,573

At December 31, 2024 continued:

Investments — non-controlled/ non-affiliate	Commitment Type	Commitment Expiration Date	Unfunded Commitment ($)
SCP WQS Buyer, LLC	Revolving Credit Facility	10/2/2028	$1,802,138
Solid Ground Solutions Acquisitions Inc	Delayed Draw Term Loan	5/6/2029	7,332,769
Solid Ground Solutions Acquisitions Inc	Revolving Credit Facility	5/6/2029	1,833,192
Soteria Flexibles Corporation	Delayed Draw Term Loan	8/15/2029	6,527,725
Soteria Flexibles Corporation	Revolving Credit Facility	8/15/2029	1,000,000
The Smilist DSO, LLC	Revolving Credit Facility	4/4/2029	926,306
The Smilist DSO, LLC	Delayed Draw Term Loan	4/4/2029	519,188
The Smilist DSO, LLC	Delayed Draw Term Loan	4/4/2029	9,836,331
Tiger Healthcare Buyer, LLC	Delayed Draw Term Loan	2/27/2030	3,907,292
Tiger Healthcare Buyer, LLC	Revolving Credit Facility	2/27/2030	1,000,000
USALCO, LLC	Delayed Draw Term Loan	9/30/2031	61,648
USW Buyer, LLC	Delayed Draw Term Loan	11/3/2028	2,350,000
WCI-BXC Purchaser, LLC	Revolving Credit Facility	11/6/2029	1,000,000

Total Unfunded Commitments			$321,729,627

The following table details the unfunded loan commitments at December 31, 2023:

Investments — non-controlled/ non-affiliate	Commitment Type	Commitment Expiration Date	Unfunded Commitment ($)
First Lien Debt
AB Centers Acquisition Corporation	Revolving Credit Facility	9/6/2028	$2,068,966
AB Centers Acquisition Corporation	Delayed Draw Term Loan	9/6/2028	6,724,138
ACP Avenu Buyer, LLC	Delayed Draw Term Loan	10/2/2029	9,312,500
ACP Avenu Buyer, LLC	Revolving Credit Facility	10/2/2029	1,000,000
ACP Falcon Buyer, Inc.	Revolving Credit Facility	8/1/2029	1,000,000
Alera Group, Inc.	Delayed Draw Term Loan	9/30/2028	2,701,321
Cadence — Southwick, Inc.	Revolving Credit Facility	5/3/2028	733,333
CCI Prime, LLC	Delayed Draw Term Loan	10/18/2029	1,996,933
CCI Prime, LLC	Revolving Credit Facility	10/18/2029	1,000,000
Door Pro Buyer, LLC	Delayed Draw Term Loan	11/2/2029	10,192,308
Door Pro Buyer, LLC	Revolving Credit Facility	11/2/2029	3,397,436
Hobbs & Associates Inc	Delayed Draw Term Loan	4/11/2029	2,185,718
Houseworks Holdings, LLC	Revolving Credit Facility	12/16/2028	510,204
Houseworks Holdings, LLC	Delayed Draw Term Loan	12/16/2028	1,428,571
Infusion Services Management, LLC	Delayed Draw Term Loan	7/7/2028	4,405,014
Infusion Services Management, LLC	Revolving Credit Facility	7/7/2028	4,969
MMGY Global LLC	Revolving Credit Facility	4/25/2029	2,044,291
Omnia Partners LLC	Delayed Draw Term Loan	7/25/2030	637,604
Pavement Partners Interco, LLC	Revolving Credit Facility	2/7/2028	753,769
Quick Roofing Acquisition, LLC	Delayed Draw Term Loan	12/22/2029	13,918,033
Quick Roofing Acquisition, LLC	Revolving Credit Facility	12/22/2029	1,000,000
Refresh Buyer LLC	Delayed Draw Term Loan	12/23/2028	2,812,944
SCP WQS Buyer, LLC	Delayed Draw Term Loan	10/2/2028	14,558,511
SCP WQS Buyer, LLC	Revolving Credit Facility	10/2/2028	1,000,000
Soteria Flexibles Corporation	Delayed Draw Term Loan	8/15/2029	6,527,725
Soteria Flexibles Corporation	Revolving Credit Facility	8/15/2029	1,000,000
USW Buyer, LLC	Delayed Draw Term Loan	11/3/2028	5,350,000
WCI-BXC Purchaser, LLC	Revolving Credit Facility	11/6/2029	1,000,000

Total Unfunded Commitments			$99,264,288

Note 7. Borrowings
In accordance with the 1940 Act, with certain limitations, the Fund is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. As of December 31, 2024 and 2023, the Fund’s asset coverage was 227% and 483%, respectively.
The Fund’s average outstanding debt and weighted average interest rate paid for the years ended December 31, 2024 and 2023 were $361,524,449 and $33,561,512, respectively, and 7.19% and 7.17%, respectively.
The Fund’s outstanding borrowings at December 31, 2024 and 2023 were as follows:

	December 31, 2024
	Aggregate Principal Committed	Outstanding Principal	Carrying Value
JPMorgan Lending Facility	$500,000,000	$434,070,855	$434,070,855
BSPV Facility	250,000,000	172,000,000	172,000,000
CSPV Facility	250,000,000	5,000,000	5,000,000

Total	$1,000,000,000	$611,070,855	$611,070,855

	December 31, 2023
	Aggregate Principal Committed	Outstanding Principal	Carrying Value
JPMorgan Lending Facility (1)	$460,000,000	$105,848,459	$105,848,459

Total	$460,000,000	$105,848,459	$105,848,459

(1)
Under the JPMorgan Lending Facility, the Fund is permitted to borrow in USD or certain other currencies. As of December 31, 2023, the Fund had borrowings denominated in Canadian Dollars (“CAD”) of 21 million, translated to USD of $15.8 million. In connection with the preparation of the Fund’s financial statements for the quarter ended March 31, 2024, the reported amount of $481 million of Aggregate Principal Committed for the year ended December 31, 2023, was revised to $460 million of Aggregate Principal Committed, noted above, to correct the prior disclosure.

For the years ended December 31, 2024 and 2023 the components of interest expense were as follows:

	Year Ended December 31,
	2024	2023
Borrowing interest expense	$26,093,746	$1,540,559
Facility unused fees	653,681	1,310,078
Amortization of deferred financing costs	1,426,189	753,732

Total Interest Expense	$28,173,616	$3,604,369

For the period March 23, 2022 (inception) through December 31, 2022 the Fund did not incur interest expense.
Revolving Credit Facilities
On March 17, 2023, the Fund entered into a senior secured revolving credit facility (“JPMorgan Lending Facility”) with JPMorgan Chase Bank, NA (“JPM”) and the lender parties. JPM serves as administrative agent and collateral agent under the JPMorgan Lending Facility.

The Fund may borrow amounts in USD or certain other permitted currencies under the JPMorgan Lending Facility. Advances under the JPMorgan Lending Facility drawn in USD will initially bear interest at a per annum rate equal to 0.75% or 0.875% plus an “alternate base rate” (as described in the agreement) in the case of any ABR Loan and 1.75% or 1.875% plus the Adjusted Term SOFR Rate in the case of any other Loan, in each case, depending on the Fund’s rate option election and borrowing base (as of the most recently delivered borrowing base certificate delivered under the agreement). Advances under the JPMorgan Lending Facility drawn in currencies other than USD will initially bear interest at a per annum rate equal to 1.75% or 1.875%, in each case depending on the Fund’s borrowing base (as of the most recently delivered borrowing base certificate delivered under the agreement), plus any applicable credit spread adjustment, plus certain local rates consistent with market standards, each as specified in the agreement. The Fund will also pay a fee of 0.375% on average daily undrawn amounts under the JPMorgan Lending Facility.
The initial principal commitment amount of the JPMorgan Lending Facility was $460 million. On June 13, 2024, the Fund entered into a commitment increase agreement, which provided for an increase in the principal commitment amount to $500 million. The principal commitment amount is subject to availability under the borrowing base, which is based on the Fund’s portfolio investments and other outstanding indebtedness, with an accordion provision to permit increases to the total facility amount up to $1 billion, subject to the satisfaction of certain conditions.
The JPMorgan Lending Facility is guaranteed by certain subsidiaries of the Fund, and will be guaranteed by certain domestic subsidiaries of the Fund that are formed or acquired by the Fund in the future (collectively, the “Guarantors”). Proceeds of the JPMorgan Lending Facility may be used for general corporate purposes, including, without limitation, repaying outstanding indebtedness, making distributions, contributions and investments, and acquisition and funding, and such other uses as permitted under the agreement.
The JPMorgan Lending Facility is secured by a perfected first-priority interest in substantially all of the portfolio investments held by the Fund and each Guarantor, subject to certain exceptions, and includes a $60,000,000 limit for swingline loans.
The availability period under the JPMorgan Lending Facility will terminate on March 17, 2027 (the “Commitment Termination Date”) and the JPMorgan Lending Facility will mature on March 17, 2028 (the “Maturity Date”). During the period from the Commitment Termination Date to the Maturity Date, the Fund will be obligated to make mandatory prepayments under the JPMorgan Lending Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.
The agreement includes customary affirmative and negative covenants, including financial covenants requiring the Fund to maintain a minimum shareholders’ equity and asset coverage ratio, and certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.
Under the JPMorgan Lending Facility, the Fund is permitted to borrow in USD or certain other currencies. As of December 31, 2024 and 2023, the Fund had borrowings of CAD 10,164,000 (USD $7,070,855) and CAD 21,000,000 (USD $15,848,459), respectively. The borrowings denominated in foreign currencies were translated into USD based on the spot rate at the relevant balance sheet date. For the years ended December 31, 2024 and 2023, $172,914 and $26,357, respectively, of change in unrealized depreciation resulting from changes in foreign exchange rates on foreign denominated JPMorgan Lending Facility borrowings is included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Fund’s consolidated statements of operations. For the year ended December 31, 2024, the Fund had a net realized gain due to foreign exchange rates of $580,507 due to repayment of outstanding borrowings denominated in foreign currencies under the JPMorgan Lending Facility recorded in net realized gain (loss) on foreign currency transactions.

Fidelity Private Credit Fund BSPV LLC
On May 2, 2024, Fidelity Private Credit Fund BSPV LLC (the “BSPV”), a wholly-owned subsidiary of the Fund, entered into a revolving credit facility (the “BSPV Facility”) with BNP Paribas (“BNP”). BNP serves as administrative agent, State Street Bank and Trust Company serves as collateral agent, and Virtus Group, LP serves as collateral administrator under the BSPV Facility.
The principal commitment amount under the BSPV Facility is $250 million, subject to availability under the borrowing base, which is based on the BSPV’s portfolio investments and outstanding indebtedness, subject to the satisfaction of certain conditions. Proceeds from borrowings under the credit facility may be used for general corporate purposes, including, without limitation, repaying outstanding indebtedness, making distributions, contributions and investments, and acquisition and funding, and such other uses as permitted. The Fund can draw on the BSPV Facility until May 2, 2027, and the facility will mature on May 2, 2029. During the period from May 3, 2027 to May 2, 2029, the Fund will be obligated to make equal monthly payments such that the final monthly payment renders the loan fully paid.
Advances under the BSPV Facility currently bear interest at a per annum rate equal to the benchmark in effect for the currency of the applicable advance (which is Term SOFR in the case of U.S. dollar advances), plus an applicable margin of 2.55% per annum prior to May 2, 2027 and 3.05% per annum on and after May 2, 2027. The BSPV will also pay an unused fee of up to the applicable margin on average daily undrawn amounts under the BSPV Facility.
In connection with the BSPV Facility, the BSPV has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The BSPV Facility contains customary events of default for similar financing transactions. Upon the occurrence and during the continuation of an event of default, the lender under BSPV Facility may declare the outstanding advances and all other obligations under the BSPV Facility immediately due and payable. The BSPV Facility is secured by a first-priority interest in substantially all of the portfolio investments held by the BSPV, subject to certain exceptions.
Fidelity Private Credit Fund CSPV LLC
On December 12, 2024, Fidelity Private Credit Fund CSPV LLC (the “CSPV”), a wholly-owned subsidiary of the Fund, entered into a revolving credit facility (the “CSPV Facility”) with Citibank N.A. (“Citi”). Citi serves as administrative agent, State Street Bank and Trust Company serves as collateral agent, and Virtus Group, LP serves as collateral administrator under the CSPV Facility.
The principal commitment amount under the CSPV Facility is $250 million, subject to availability under the borrowing base, which is based on the CSPV’s portfolio investments and outstanding indebtedness, subject to the satisfaction of certain conditions. Proceeds from borrowings under the credit facility may be used for general corporate purposes, including, without limitation, repaying outstanding indebtedness, making distributions, contributions and investments, and acquisition and funding, and such other uses as permitted. The Fund can draw on the CSPV Facility until December 12, 2027, and the facility will mature on December 12, 2029. During the period from December 12, 2027 to December 12, 2029, the Fund will be obligated to make equal monthly payments such that the final monthly payment renders the loan fully paid.
Advances under the CSPV Facility currently bear interest at a per annum rate equal to the benchmark in effect for the currency of the applicable advance (which is Term SOFR in the case of U.S. dollar advances), plus an applicable margin of 2.30% per annum prior to December 12, 2027 and 2.80% per annum on and after December 12, 2027. The CSPV will also pay an unused fee of up to the applicable margin on average daily undrawn amounts under the CSPV Facility.

In connection with the CSPV Facility, the CSPV has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The CSPV Facility contains customary events of default for similar financing transactions. Upon the occurrence and during the continuation of an event of default, the lender under CSPV Facility may declare the outstanding advances and all other obligations under the CSPV Facility immediately due and payable. The CSPV Facility is secured by a first-priority interest in substantially all of the portfolio investments held by the CSPV, subject to certain exceptions.
The following is information about the Fund’s senior securities as of December 31, 2024 and 2023:

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit (4)
JPMorgan Lending Facility
December 31, 2024	$434,070,855	$3,193	—	N/A
December 31, 2023	$105,848,459	$4,834	—	N/A
BSPV Facility
December 31, 2024	$172,000,000	$8,059	—	N/A
December 31, 2023	$—	$—	—	N/A
CSPV Facility
December 31, 2024	$5,000,000	$277,233	—	N/A
December 31, 2023	$—	$—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)
Asset coverage per unit is the ratio of the carrying value of total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.
Note 8. Net Assets
In connection with its formation, the Fund has the authority to issue an unlimited number of Common Shares at $0.01 per share par value.
On March 13, 2023, the Fund satisfied the minimum offering requirement for the Offering and the Fund’s Board authorized the release of proceeds from escrow. On such date, the Fund issued and sold 4,084,292 Class I Common Shares, and the escrow agent released net proceeds of $102,107,308 as payment for such shares, of which $32,000,044 was from an affiliate of the Adviser. Under the Fund’s Declaration of Trust, all Common Shares have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.

The following table summarizes transactions in Common Shares during the year ended December 31, 2024:

	Year Ended December 31, 2024
	Shares	Amount
CLASS I
Subscriptions	13,643,023	$352,463,949
Share transfers between classes	—	—
Distributions reinvested	1,265,054	32,675,897
Share repurchases	(581,036)	(14,990,368)
Early repurchase deduction	—	20,901

Net increase (decrease)	14,327,041	$370,170,379

CLASS S
Subscriptions	45,598	1,178,102
Share transfers between classes	—	—
Distributions reinvested	475	12,280
Share repurchases	—	—
Early repurchase deduction	—	—

Net increase (decrease)	46,073	$1,190,382

CLASS D
Subscriptions	—	—
Share transfers between classes	—	—
Distributions reinvested	40	1,051
Share repurchases	—	—
Early repurchase deduction	—	—

Net increase (decrease)	40	$1,051

Total net increase (decrease)	14,373,154	$371,361,812

The following table summarizes transactions in Common Shares during the year ended December 31, 2023:

	Year Ended December 31, 2023
	Shares	Amount
CLASS I
Subscriptions	15,375,004	$388,786,937
Share transfers between classes	—	—
Distributions reinvested	363,349	9,243,679
Share repurchases	(14,828)	(377,464)
Early repurchase deduction	—	7,367

Net increase (decrease)	15,723,525	$397,660,519

CLASS S
Subscriptions	391	10,000
Share transfers between classes	—	—
Distributions reinvested	4	77
Share repurchases	—	—
Early repurchase deduction	—	—

Net increase (decrease)	395	$10,077

CLASS D
Subscriptions	391	10,000
Share transfers between classes	—	—
Distributions reinvested	4	82
Share repurchases	—	—
Early repurchase deduction	—	—

Net increase (decrease)	395	$10,082

Total net increase (decrease)	15,724,315	$397,680,678

The following table summarizes transactions in Common Shares for the period March 23, 2022 (inception) through December 31, 2022:

For the period March 23, 2022 (inception) through December 31, 2022
	Shares	Amount
CLASS I
Subscriptions	80	$2,000
Share transfers between classes	—	—
Distributions reinvested	—	—
Share repurchases	—	—
Early repurchase deduction	—	—

Net increase (decrease)	80	$2,000

CLASS S	—	—
Subscriptions	—	—
Share transfers between classes	—	—
Distributions reinvested	—	—
Share repurchases	—	—
Early repurchase deduction	—	—

Net increase (decrease)	—	$—

CLASS D	—	—
Subscriptions	—	—
Share transfers between classes	—	—
Distributions reinvested	—	—
Share repurchases	—	—
Early repurchase deduction	—	—

Net increase (decrease)	—	$—

Total net increase (decrease)	80	$2,000

Net Asset Value per Share and Offering Price
The Administrator determines NAV for each class of shares as of the last day of each calendar month. Share issuances related to monthly subscriptions are effective the first calendar day of each month. Shares are issued at an offering price equivalent to the most recent NAV per share available for each share class, which will be the prior calendar day NAV per share (
i.e.
the prior month-end NAV). The following tables summarize each month-end
NAV per share for Class I, Class S, and Class D Common Shares of beneficial interest during the years ended December 31, 2024 and 2023:

	NAV Per Share
For the Months Ended	Class I	Class S	Class D
January 31, 2024	$25.82	$25.82	$25.82
February 29, 2024	25.92	25.92	25.92
March 31, 2024	25.78	25.78	25.78
April 30, 2024	25.84	25.84	25.84
May 31, 2024	25.89	25.89	25.89
June 30, 2024	25.85	25.85	25.85
July 31, 2024	25.80	25.80	25.80
August 31, 2024	25.72	25.72	25.72
September 30, 2024	25.75	25.75	25.75
October 31, 2024	25.84	25.84	25.84
November 30, 2024	25.93	25.93	25.93
December 31, 2024	25.75	25.75	25.75

	NAV Per Share
For the Months Ended	Class I	Class S	Class D
March 31, 2023	$25.31	$—	$—
April 30, 2023	25.27	—	—
May 31, 2023	25.24	—	—
June 30, 2023	25.32	—	—
July 31, 2023	25.32	—	—
August 31, 2023	25.40	—	—
September 30, 2023	25.52	—	—
October 31, 2023	25.54	—	—
November 30, 2023	25.56	25.56	25.56
December 31, 2023	25.81	25.81	25.81
Prior to the Fund breaking escrow, which occurred on March 13, 2023, the per share purchase price for Common Shares of beneficial interest was $25.00 per share.
Distributions and Distribution Reinvestment
The following tables summarize the Fund’s distributions declared and payable for the year ended December 31, 2024:

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 29, 2024	January 31, 2024	February 23, 2024	$0.2175	$3,699,830
February 29, 2024	February 29, 2024	March 22, 2024	0.2175	3,913,427
March 29, 2024	March 31, 2024	April 22, 2024	0.2175	4,186,257
April 26, 2024	April 30, 2024	May 22, 2024	0.2175	4,465,411
May 29, 2024	May 31, 2024	June 25, 2024	0.2175	4,678,992
June 28, 2024	June 28, 2024	July 23, 2024	0.2175	4,992,714
July 29, 2024	July 31, 2024	August 23, 2024	0.2175	5,163,485
August 28, 2024	August 30, 2024	September 24, 2024	0.2175	5,410,773
September 30, 2024	September 30, 2024	October 22, 2024	0.2175	5,717,217
October 28, 2024	October 31, 2024	November 22, 2024	0.2175	5,954,447
November 27, 2024	November 29, 2024	December 23, 2024	0.2175	6,264,179
December 27, 2024	December 31, 2024	January 24, 2025	0.3695	11,183,941

			$2.7620	$65,630,673

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 29, 2024	January 31, 2024	February 23, 2024	$0.1992	$80
February 29, 2024	February 29, 2024	March 22, 2024	0.1992	80
March 29, 2024	March 31, 2024	April 22, 2024	0.1991	80
April 26, 2024	April 30, 2024	May 22, 2024	0.1995	81
May 29, 2024	May 31, 2024	June 25, 2024	0.1989	82
June 28, 2024	June 28, 2024	July 23, 2024	0.1995	454
July 29, 2024	July 31, 2024	August 23, 2024	0.1989	1,199
August 28, 2024	August 30, 2024	September 24, 2024	0.1989	1,952
September 30, 2024	September 30, 2024	October 22, 2024	0.1996	1,967
October 28, 2024	October 31, 2024	November 22, 2024	0.1993	4,520
November 27, 2024	November 29, 2024	December 23, 2024	0.1992	6,965
December 27, 2024	December 31, 2024	January 24, 2025	0.3511	16,316

			$2.5424	$33,776

			Class D
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 29, 2024	January 31, 2024	February 23, 2024	$0.2121	$84
February 29, 2024	February 29, 2024	March 22, 2024	0.2121	85
March 29, 2024	March 31, 2024	April 22, 2024	0.2121	86
April 26, 2024	April 30, 2024	May 22, 2024	0.2122	87
May 29, 2024	May 31, 2024	June 25, 2024	0.2120	87
June 28, 2024	June 28, 2024	July 23, 2024	0.2122	88
July 29, 2024	July 31, 2024	August 23, 2024	0.2120	89
August 28, 2024	August 30, 2024	September 24, 2024	0.2120	89
September 30, 2024	September 30, 2024	October 22, 2024	0.2122	90
October 28, 2024	October 31, 2024	November 22, 2024	0.2121	91
November 27, 2024	November 29, 2024	December 23, 2024	0.2121	91
December 27, 2024	December 31, 2024	January 24, 2025	0.3641	159

			$2.6972	$1,126

The following tables summarize the Fund’s distributions declared and payable for the year ended December 31, 2023:

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
April 26, 2023	April 28, 2023	May 18, 2023	$0.2000	$950,534
May 25, 2023	May 31, 2023	June 23, 2023	0.2050	1,223,097
June 27, 2023	June 30, 2023	July 25, 2023	0.2050	1,550,697
July 27, 2023	July 31, 2023	August 22, 2023	0.2050	1,844,444
August 28, 2023	August 31, 2023	September 25, 2023	0.2050	2,104,759
September 28, 2023	September 29, 2023	October 23, 2023	0.2150	2,511,949
October 27, 2023	October 31, 2023	November 22, 2023	0.2150	2,721,969
November 29, 2023	November 30, 2023	December 22, 2023	0.2150	3,056,588
December 29, 2023	December 29, 2023	January 24, 2024	0.2150	3,380,805

			$1.8800	$19,344,842

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
November 29, 2023	November 30, 2023	December 22, 2023	$0.1969	$77
December 29, 2023	December 29, 2023	January 24, 2024	0.1969	78

			$0.3938	$155

			Class D
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
November 29, 2023	November 30, 2023	December 22, 2023	$0.2097	$82
December 29, 2023	December 29, 2023	January 24, 2024	0.2097	83

			$0.4194	$165

For the period March 23, 2022 (inception) through March 31, 2023 there were no distributions.
With respect to distributions, the Fund has adopted an “opt out” distribution reinvestment plan for shareholders (other than shareholders residing in certain states that require an “opt in” plan). As a result, in the event of a declared cash distribution or other distribution, each shareholder that has not “opted out” of the distribution reinvestment plan will have their dividends or distributions automatically reinvested in additional shares rather than receiving cash distributions. Shareholders who receive distributions in the form of shares will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. Shareholders located in Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont and Washington, as well as those who are clients of certain participating brokers that do not permit automatic enrollment in the Fund’s distribution reinvestment plan, will automatically receive their distributions in cash unless they elect to participate in its distribution reinvestment plan and have their cash distributions reinvested in additional Common Shares.
Character of Distributions
The following table reflects the sources of cash distributions on a U.S. GAAP basis that the Fund declared on its Common Shares during the year ended December 31, 2024:

	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$2.70	$63,945,167	$2.49	$31,317	$2.64	$1,102
Accumulated distributable earnings from prior periods	0.06	1,685,506	0.05	2,459	0.06	24
Net realized gains (losses)	—	—	—	—	—	—

Total	$2.76	$65,630,673	$2.54	$33,776	$2.70	$1,126

The following table reflects the sources of cash distributions on a U.S. GAAP basis that the Fund declared on its Common Shares during the year ended December 31, 2023.

	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$1.88	$19,344,842	$0.39	$155	$0.42	$165
Net realized gains (losses)	—	—	—	—	—	—

Total	$1.88	$19,344,842	$0.39	$155	$0.42	$165

Share Repurchase Program
At the discretion of the Board, the Fund has commenced a share repurchase program in which the Fund may repurchase, in each quarter, up to 5% of the NAV of the Fund’s Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. The Board may amend, suspend or terminate the share repurchase program if it deems such action to be in the Fund’s best interest and the best interest of the Fund’s shareholders. As a result, share repurchases may not be available each quarter.
The Fund expects to repurchase shares pursuant to tender offers each quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived, at the Fund’s discretion, in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

The Fund intends to conduct the repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by the Fund pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
The following table summarizes the share repurchases completed during the year ended December 31, 2024:

Repurchase Deadline Request	Percentage of Outstanding Shares the Fund Offered to Repurchase	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (1)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (2)
February 29, 2024	5%	$25.78	March 29, 2024	$577,424	22,576	0.14%
May 31, 2024	5%	$25.85	June 28, 2024	$6,918,357	267,690	1.18%
August 30, 2024	5%	$25.75	September 30, 2024	$1,883,101	73,416	0.32%
November 29, 2024	5%	$25.75	December 31, 2024	$5,590,585	217,354	0.83%

(1)	Amount shown net of Early Repurchase Deduction.
(2)	Percentage is based on total shares as of the close of the previous calendar quarter. All repurchase requests were satisfied in full.
The following table summarizes the share repurchases completed during the year ended December 31, 2023:

Repurchase Deadline Request	Percentage of Outstanding Shares the Fund Offered to Repurchase	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (1)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (2)
May 31, 2023	5%	$25.32	June 30, 2023	$50,019	2,049	0.05%
August 31, 2023	5%	$25.52	September 29, 2023	$292,938	11,708	0.15%
November 30, 2023	5%	$25.81	December 29, 2023	$27,140	1,071	0.01%

(1)	Amount shown net of Early Repurchase Deduction.
(2)	Percentage is based on total shares as of the close of the previous calendar quarter. All repurchase requests were satisfied in full.
For the period March 23, 2022 (inception) through December 31, 2022 there were no share repurchases.
Note 9. Income Taxes
Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as gains and losses are generally not included in taxable income until they are realized; (2) income or loss recognition on exited investments; and (3) other non-deductible expenses.
The Fund makes certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and non-deductible expenses, among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, undistributed net investment income or undistributed net realized gains on investments, as appropriate. For the years ended December 31, 2024 and 2023 and for the period March 23, 2022 (inception) through December 31, 2022, permanent differences were as follows:

	Year Ended December 31,		For the period March 23, 2022 (inception) through December 31,
	2024	2023	2022
Undistributed net investment income (loss)	$(190,055)	$926,689	$—
Accumulated net realized gain (loss)	(533,410)	—	—
Paid In Capital	723,465	(926,689)	—
During the year ended December 31, 2024, permanent differences were principally related to non-deductible expense, foreign currency transactions, partnerships, capital loss carried forward, and blocker fee income. During the year ended December 31, 2023, permanent differences were principally related to non-deductible expense, non-deductible excise taxes, and blocker fee income.
The following reconciles the net increase (decrease) in net assets resulting from operations to taxable income for the years ended December 31, 2024 and 2023 and for the period March 23, 2022 (inception) through December 31, 2022:

	Year Ended December 31,		For the period March 23, 2022 (inception) through December 31,
	2024	2023	2022
Net increase (decrease) in net assets resulting from operations	$63,611,116	$27,449,812	$—
Change in net unrealized (appreciation) depreciation	889,419	(6,944,914)	—
Realized losses for tax not recognized	10,484	—	—
Realized gain (loss) for book not included for tax	(219,039)	—	—
Non-deductible Capital Gains Incentive Fees	(45,761)	868,178	—
Other non-deductible expenses and excise taxes	—	66,312	—
Income for book not included in taxable income	(458,665)	(7,801)	—

Taxable/distributable income	$63,787,554	$21,431,587	$—

The components of accumulated gains (losses) as calculated on a tax basis for the years ended December 31, 2024 and 2023 and for the period March 23, 2022 (inception) through December 31, 2022 is as follows:

	Year Ended December 31,		For the period March 23, 2022 (inception) through December 31,
	2024	2023	2022
Distributable ordinary income	$208,381	$2,086,425	—
Capital loss carried forward	(10,484)	—	—
Net unrealized appreciation (depreciation) on investments	6,055,518	6,944,914	—

Total accumulated under-distributed (over-distributed) earnings	$6,253,415	$9,031,339	$—

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal year end and is subject to adjustment.

	Year Ended December 31,		For the period March 23, 2022 (inception) through December 31,
	2024	2023	2022
Short-term:	$(10,484)	$—	$—

Total capital loss carried forward	$(10,484)	$—	$—

The cost and unrealized appreciation (depreciation) of the Fund’s investments, as calculated on a tax basis, at December 31, 2024, 2023 and for the period March 23, 2022 (inception) through December 31, 2022 is as follows:

	Year Ended December 31,		For the period March 23, 2022 (inception) through December 31,
	2024	2023	2022
Gross unrealized appreciation	$14,632,629	$7,632,691	$—
Gross unrealized depreciation	(8,747,934)	(687,257)	—

Net unrealized appreciation (depreciation) on investments	$5,884,695	$6,945,434	$—

Tax cost of investments	$1,363,355,745	$524,521,191	$—
Of the distributions declared during the year ended December 31, 2024, $65,665,575 was derived from ordinary income as determined on a tax basis. Of the distributions declared during the year ended December 31, 2023, $19,345,162 was derived from ordinary income as determined on a tax basis.
The Fund designates $19,132,903 of distributions paid in the year ended December 31, 2023 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The Fund designates $65,665,575 of distributions paid during the year ended December 31, 2024 as qualifying to be taxed as section 163(j) interest dividends. The Fund designates $19,345,162 of distributions paid during the year ended December 31, 2023 as qualifying to be taxed as section 163(j) interest dividends.
The Fund did not declare or pay any distributions during the period March 23, 2022 (inception) through December 31, 2022.
Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements other than the provision for income taxes recorded on the consolidated financial statements related to the Fund’s investment in wholly-owned subsidiaries. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.
Note 10. Financial Highlights
The financial highlights are presented for the years ended 2024 and 2023 as the Fund had no operations for the year ended 2022.
The financial highlights for the year ended December 31, 2024 and 2023 are as follows:

	Year Ended December 31, 2024
	Class I	Class S	Class D
Per Share Data
Net asset value, beginning of period	$25.81	$25.81	$25.81
Net investment income (loss) A	2.74	2.51	2.68
Net realized and change in unrealized gain (loss) A	(0.04)	(0.03)	(0.04)

Net increase (decrease) in net assets resulting from operations	2.70	2.48	2.64
Distributions	(2.76)	(2.54)	(2.70)

Net asset value, end of period	$25.75	$25.75	$25.75

Total return	10.98%	10.05%	10.70%
Ratios to Average Net Assets:
Net investment income (loss)	10.61%	9.76%	10.36%
Expenses, gross C	8.36%	9.21%	8.61%
Expenses, net of waivers C,E	8.18%	9.03%	8.43%
Portfolio turnover rate F	29.30%	29.30%	29.30%
Supplemental Data:
Expenses, net of waivers, excluding income and excise tax expense and interest expense C,E	3.48%	4.33%	3.73%
Expenses, net of waivers, excluding management fees, incentive fees, income and excise tax expense and interest expense C,E	0.72%	1.57%	0.97%

	Year Ended December 31, 2023
	Class I	Class S H	Class D H
Per Share Data
Net asset value, beginning of period	$25.00	$25.54	$25.54
Net investment income (loss) A	2.14	0.50	0.52
Net realized and change in unrealized gain (loss) A	0.55	0.16	0.17

Net increase (decrease) in net assets resulting from operations	2.69	0.66	0.69
Distributions	(1.88)	(0.39)	(0.42)

Net asset value, end of period	$25.81	$25.81	$25.81

Total return B	11.13%	2.61%	2.71%
Ratios to Average Net Assets:
Net investment income (loss) D	10.40%	10.78%	11.39%
Expenses, gross C,D	6.54%	5.27%	4.66%
Expenses, net of waivers C,D,E	2.88%	4.14%	3.54%
Portfolio turnover rate F,G	0.48%	0.48%	0.48%
Supplemental Data:
Expenses, net of waivers, excluding interest expense C,D,E	1.05%	2.20%	1.59%
Expenses, net of waivers, excluding management and incentive fees and interest expense C,D,E	0.69%	1.53%	0.93%

A.	Calculated based on weighted average shares outstanding during the period.

B.	Total returns of less than 1 year are not annualized.

C.	Expense ratios reflect operating expenses of the Fund.

D.	Amounts are annualized except for incentive fees, escrow fees and organization expenses, as applicable.

E.	Waivers include expense support, management fees waived and income based incentive fees waived, as applicable.

F.
The portfolio turnover rate is calculated based on the lesser of purchases or sales of securities year to date divided by the average fair value of the portfolio securities, excluding short-term securities.

G.	Annualized.

H.	For the period November 1, 2023 (Class inception date) through December 31, 2023.
Note 11. Subsequent Events
In preparation of these consolidated financial statements, management has evaluated the events and transactions subsequent to December 31, 2024, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Fund’s consolidated financial statements except as disclosed below.
Credit Facility Amendment
On February 21, 2025, the BSPV, as borrower, entered into the First Amendment (the “First Amendment”) to the BSPV Facility. The First Amendment provides for, among other things, (i) an increase in the maximum facility amount from $250 million to $400 million (ii) a decrease in the applicable margin for advances (x) during the reinvestment period from 2.55% per annum to 2.35% per annum and (y) after the reinvestment period from 3.05% per annum to 2.85% per annum, (iii) the payment of certain fees as agreed between the BSPV and BNP and (iv) replacement of the benchmark for Canadian Dollars to Term CORRA.

APPENDIX A

Fidelity Private Credit Fund Subscription Agreement – FI

1 | Your Investment

Investment Amount $

Share Class (Must select one)

☐ Class S	☐ Class D	☐ Class I

$2,500 minimum initial investment	$2,500 minimum initial investment	$25,000 minimum initial investment for qualifying investors (otherwise $1,000,000 minimum initial investment). 1
2 | Form of Ownership

Individual / Joint Accounts	Retirement Accounts	Entity Accounts

☐ Individual	☐ IRA	☐ Trust

☐ Joint Tenant with Rights of Survivorship	☐ Roth IRA	☐ C Corporation

☐ Tenants in Common	☐ SEP IRA	☐ S Corporation

☐ Community Property	☐ Rollover IRA	☐ Partnership

☐ Uniform Gift / Transfer to Minors	☐ Inherited IRA	☐ Limited Liability Corporation

☐ State:	☐ Other:

Brokerage Account Number:	Custodian Account Number:	Brokerage Account Number:

The Fund maintains two subscription agreements: One for certain institutional investors or investors subscribing through participating intermediaries with whom the Managing Dealer has entered into a Selected Intermediary Agreement and one for investors subscribing through the Fidelity Brokerage Services LLC platform. Please consult your financial intermediary for information on the subscription agreement applicable to you.

1
The Fund waives or reduces to $25,000 or less Class I investment minimums for purchases: (1) through fee-based
programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (3) through transaction/brokerage platforms at participating brokers, (4) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, and (5) by other categories of investors that we name in an amendment or supplement to the prospectus. The foregoing categories of investors who are granted waivers or reductions by the Fund from the Class I investment minimums include investors described in the foregoing who make purchases for eligible retirement plans and IRAs. Waivers and reductions are subject to the terms and conditions of agreements that the Managing Dealer enters into with participating intermediaries, as applicable and the prospectus.

Fidelity Private Credit Fund | Subscription Agreement	2

3 | Custodian Information

If applicable, please provide the following information: 2

Custodian Name:

Custodian Tax ID:

Custodian’s W9 Form

Please print, sign, and scan this page if applicable.

See Appendix A for supplemental documents requirements by investor type.

X
Custodian Signature / Stamp

2	This section is applicable to investors that are investing through a third-party intermediary.

Fidelity Private Credit Fund | Subscription Agreement	3

4 | Investor Information

The information provided in this section must be compliant with IRS Form
W-9
and related instructions (see
www.irs.gov
for instructions). Legal addresses must include a residential street address (P.O. boxes will not be accepted).

The Fund is closed to investors from the State of Washington.

1. Primary Account Holder / Minor (if Uniform Gift / Transfer to Minors Account) / Trustee / Authorized Signatory (Natural Persons)

Name (first, middle, last)

Social Security Number Date of Birth (mm/dd/yyyy)

Legal Street Address	City	State	Zip

Mailing Street Address	City	State	Zip

Email Address Phone Number

Please indicate if you are a:

☐ U.S. Citizen ☐ Resident Alien ☐ Non-Resident Alien

Country of Citizenship if non-U.S. Citizen (A completed applicable Form W-8 is required for subscription if you are a Non-Resident Alien)

Please specify if you are a Fidelity employee/officer/director/trustee/affiliate (required) :

☐ Fidelity Officer or Director/Trustee 3 ☐ Fidelity Employee 4	☐ Fidelity Fund Officer or Director/Trustee 5
☐ Immediate Family Member of Fidelity Officer or Director/Trustee	☐ Not Applicable

2. Joint Account Holder / Custodian (if Uniform Gift / Transfer to Minors Account) / Co-Trustee / Authorized Signatory (Natural Persons)

Name (first, middle, last)

Social Security Number Date of Birth (mm/dd/yyyy)

Legal Street Address	City	State	Zip

Mailing Street Address	City	State	Zip

Email Address Phone Number

Please indicate if you are a:

3
“Fidelity Officer or Director/Trustee” includes any independent director/trustee, interested director/trustee, president, vice president, secretary, or treasurer of Fidelity, or any other officer of Fidelity customarily performing functions similar to those performed by any of the above designated directors/trustees and officers.

4	“Fidelity Employee” includes any employee of Fidelity.
5
“Fidelity Fund Officer or Director/Trustee” includes any independent director/trustee, interested director/trustee, president, vice president, secretary, or treasurer of a Fidelity registered investment company, business development company, or privately offered investment vehicle, or any other officer customarily performing functions similar to those performed by any of the above designated directors/trustees and officers.

Fidelity Private Credit Fund | Subscription Agreement	4

☐ U.S. Citizen ☐ Resident Alien ☐ Non-Resident Alien

Country of Citizenship if non-U.S. Citizen (A completed applicable Form W-8 is required for subscription if you are a Non-Resident Alien)

Please specify if you are a Fidelity employee/officer/director/trustee/affiliate (required) :

☐ Fidelity Officer or Director/Trustee ☐ Fidelity Employee	☐ Fidelity Fund Officer or Director/Trustee
☐ Immediate Family Member of Fidelity Officer or Director/Trustee	☐ Not Applicable

Fidelity Private Credit Fund | Subscription Agreement	5

3.	Joint Account Holder / Co-Trustee / Authorized Signatory (Natural Persons)

Name (first, middle, last)

Social Security Number Date of Birth (mm/dd/yyyy)

Legal Street Address City State Zip

Mailing Street Address City State Zip

Email Address Phone Number

Please indicate if you are a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

Country of Citizenship if non-U.S. Citizen ( A completed applicable Form W-8 is required for subscription if you are a Non-Resident Alien )

Please specify if you are a Fidelity employee/officer/director/trustee/affiliate ( required ):

☐ Fidelity Officer or Director/Trustee ☐ Fidelity Employee ☐ Fidelity Fund Officer or Director/Trustee
☐ Immediate Family Member of Fidelity Officer or Director/Trustee ☐ Not Applicable

4.	Additional Information (Entities Only)

Entity Name

Tax ID Number Date of Formation (mm/dd/yyyy)

Legal Street Address City State Zip

Country of Domicile (Form W-8 required for non-U.S.)

Email Address

Exemptions per Form W-9 ( see Form W-9 instructions at www.irs.gov )

Exemptions for FATCA Reporting Code (if any)

Please indicate if you are a:

☐ Pension Plan ☐ Profit Sharing Plan ☐ Not-for-Profit Organization

☐ Fidelity Affiliate ☐ Fidelity Fund ☐ Non-Fidelity Fund
Additional Information For
Non-Fidelity
Funds Only

a.	Are you an investment company registered under the Investment Company Act of 1940 (1940 Act) or have you elected to be regulated as a business development company under the 1940 Act?
       ☐ Yes            ☐ No

Fidelity Private Credit Fund | Subscription Agreement	6

1.	If you responded yes, will your subscription (together with any existing shares) cause you to exceed the investment limits set forth in Section 12(d)(1)(A) or Section 12(d)(1)(C) of the 1940 Act?
       ☐ Yes            ☐ No

2.	If you responded yes to Question 4(a)(1), will your subscription be in reliance on Section 12(d)(1)(F) of the 1940 Act?
       ☐ Yes            ☐ No
If you responded no to Question 4(a)(2), please contact
FoFCoE@fmr.com
to obtain an Investment Agreement to invest pursuant to Rule
12d1-4
under the 1940 Act.
Please provide your adviser and
sub-adviser
(if applicable):

Adviser :

Sub-Adviser (if applicable) :

b.	Are you a private fund that is not registered under the Investment Company Act in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?
       ☐ Yes            ☐ No
If you responded yes, will your subscription (together with any existing shares) cause you to exceed the investment limits set forth in Section 12(d)(1)(A)(i) of the 1940 Act?
       ☐ Yes            ☐ No
5 | Transfer on Death Beneficiary Information (Optional for Individual / Joint Accounts)
Please designate the beneficiary information for your account. If completed, all information is required. Secondary beneficiary information may only include whole percentages and must total 100%. (Not available for Louisiana residents).

☐ Primary
First Name	MI	Last Name	SSN	Date of Birth	☐ Secondary %

☐ Primary
First Name	MI	Last Name	SSN	Date of Birth	☐ Secondary %

☐ Primary
First Name	MI	Last Name	SSN	Date of Birth	☐ Secondary %

Fidelity Private Credit Fund | Subscription Agreement	7

6 | ERISA Plan Assets Regulation
Are you a “benefit plan investor”
6
within the meaning of the Plan Assets Regulation
7
or will you use the assets of a “benefit plan investor” to invest in Fidelity Private Credit Fund?
  ☐ Yes            ☐ No
7 | Distribution Instructions
You are
automatically
enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO, OREGON, TENNESSEE, or VERMONT.
If you
are
a resident of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, or Vermont, you have the option to enroll in the Distribution Reinvestment Plan.
☐
I want to opt out
of the Distribution Reinvestment Plan.
Note: if you elect to opt out of the DRIP plan, your distributions will go back into the account you selected in which to hold this investment
.
☐
I want to enroll
in the Distribution Reinvestment Plan.
Note: if you do not elect to enroll in the DRIP plan, your distributions will go back into the account you selected in which to hold this investment
.
If you are
NOT
a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan.
8 | Investment Funding Method

☐ By Wire: Please wire funds according to the instructions below

6
The term “benefit plan investor” includes, for example: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans” described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (including, for example, an “individual retirement account”, an “individual retirement annuity”, a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute the assets of, one or more “employee benefit plans” or “plans” (such as for example, a master trust or a plan assets fund) under ERISA or the Plan Assets Regulation.

7
“Plan Assets Regulation” means the regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time.

Fidelity Private Credit Fund | Subscription Agreement	8

9 | Electronic Delivery Consent
Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Fidelity Private Credit Fund. If you would like to consent to electronic delivery, including pursuant to email, please check the box below.
By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available. You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.
By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.
In order to consent to
e-delivery,
each account holder must initial the representation below:

	Primary Investor	Co-Investor	Co-Investor
I (we) consent to e-delivery.	☐	☐	☐
10 | Subscriber Representations and Signatures
Fidelity Private Credit Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Fidelity Private Credit Fund may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.
Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf.
In order to induce Fidelity Private Credit Fund to accept this subscription, I (we) hereby represent and warrant as follows (Each account holder must initial representations 1 – 9, to the extent applicable):

Primary Investor	Co-Investor	Co-Investor
1.

I (we) understand that the subscription request submitted will not be accepted fewer than 5 days after I/we have received the prospectus (as amended or supplemented) for the Fidelity Private Credit Fund.
☐	☐	☐

Fidelity Private Credit Fund | Subscription Agreement	9

	Primary Investor	Co-Investor	Co-Investor

2.
  I (we) have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000. If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.
8
	☐	☐	☐
3.
  In addition to the general suitability requirements described above, I/we meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.” If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.
	☐	☐	☐
4. I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.	☐	☐	☐
5.
  I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.
	☐	☐	☐
6. I have received notice that Fidelity Private Credit Fund may enter into transactions with Fidelity affiliates that involve conflicts of interest as described in the prospectus.	☐	☐	☐
7.
  I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month and my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share as of the last day of each month will generally be made available on our website within 20 business days of the last day of each month.
	☐	☐	☐
8.
  I acknowledge that my subscription request will not be accepted any earlier than five business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted, and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent or my financial intermediary.
	☐	☐	☐

8
In the case of sales to fiduciary accounts, the minimum standards set forth in the prospectus under “SUITABILITY STANDARDS” shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

Fidelity Private Credit Fund | Subscription Agreement	10

	Primary Investor	Co-Investor	Co-Investor

9.
  I acknowledge that the Subscriber: (i)(A) is not an “investment company” under the 1940 Act; (B) has not elected to be regulated as a “business development company” under the 1940 Act; and (C) is not relying on the exception from the definition of “investment company” under the 1940 Act set forth in Section 3(c)(1) or 3(c)(7) thereunder;
or
(ii) is permitted to acquire the shares consistent with the applicable provisions of Section 12 of the 1940 Act or the rules thereunder, including pursuant to Rule
12d1-4
under the 1940 Act.
	☐	☐	☐
10. I certify that I am not a resident of the state of Washington.	☐	☐	☐

11.  If you live in any of the following states, please read the following carefully and check the appropriate box: Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Tennessee, and Vermont.

If I am an Alabama resident, I have a liquid net worth of at least 10 times my investment in Fidelity Private Credit Fund and its affiliates. ☐ Yes ☐ No

If I am a
California
resident, I may not invest more than 10% of my liquid net worth in Fidelity Private Credit Fund and have either (a) a liquid net worth of $350,000 and annual gross income of $65,000 or (b) a liquid net worth of $500,000.
 ☐ Yes ☐ No

If I am an
Idaho
resident, I have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, my total investment in Fidelity Private Credit Fund shall not exceed 10% of my liquid net worth.
 ☐ Yes ☐ No

If I am an
Iowa
resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit my aggregate investment in Fidelity Private Credit Fund and in the securities of other non-traded business development companies (“BDCs”) to 10% of my liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).
 ☐ Yes ☐ No

If I am a
Kansas
resident, I understand that the Securities Commissioner of Kansas recommends that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10 percent of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.
 ☐ Yes ☐ No

Fidelity Private Credit Fund | Subscription Agreement	11

	Primary Investor	Co-Investor	Co-Investor

If I am a
Kentucky
resident, my investment in Fidelity Private Credit Fund or its affiliates may not exceed 10% of my liquid net worth. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.
 ☐ Yes ☐ No

If I am a
Maine
resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.
 ☐ Yes ☐ No

If I am a
Massachusetts
resident, Massachusetts investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a Massachusetts investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.
 ☐ Yes ☐ No

If I am (we are) a Missouri resident, no more than ten percent (10%) of my (our) liquid net worth shall be invested in securities being registered in this offering. ☐ Yes ☐ No

If I am a
Nebraska
resident, my aggregate investment in Fidelity Private Credit Fund and the securities of other business development companies may not exceed 10% of my net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), are not subject to the foregoing investment concentration limit.
 ☐ Yes ☐ No

Fidelity Private Credit Fund | Subscription Agreement	12

	Primary Investor	Co-Investor	Co-Investor

If am a
New Jersey
resident, I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my investment in Fidelity Private Credit Fund, its affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of my liquid net worth.
 ☐ Yes ☐ No

If I am a
New Mexico
resident, I may not invest more than 10% of my liquid net worth in Fidelity Private Credit Fund, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.
 ☐ Yes ☐ No

If I am a North Dakota resident, I have a net worth of at least ten times my investment in Fidelity Private Credit Fund. ☐ Yes ☐ No

If I am an
Ohio
resident, my investment in Fidelity Private Credit Fund, its affiliates, and in any other non-traded BDC, may not exceed 10% of my liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities.
 ☐ Yes ☐ No

If I am an Oklahoma resident, my investment in Fidelity Private Credit Fund may not exceed 10% of my liquid net worth. ☐ Yes ☐ No

If I am an
Oregon
resident, my investment in Fidelity Private Credit Fund and its affiliates may not exceed 10% of my liquid net worth. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.
 ☐ Yes ☐ No

If I am a Pennsylvania resident, my investment in Fidelity Private Credit Fund may not exceed 10% of my liquid net worth. ☐ Yes ☐ No

If I am
Puerto Rico
resident, my investment in Fidelity Private Credit Fund, its affiliates, and other non-traded business development companies, may not exceed 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.
 ☐ Yes ☐ No

Fidelity Private Credit Fund | Subscription Agreement	13

	Primary Investor	Co-Investor	Co-Investor

If I am a Tennessee resident, I have a liquid net worth of at least ten times my investment in Fidelity Private Credit Fund. ☐ Yes ☐ No

If I am a
Vermont
resident and am not an “accredited investor” as defined in 17 C.F.R. § 230.501, my investment in this offering may not exceed 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.
 ☐ Yes ☐ No

I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Fidelity Private Credit Fund. I acknowledge that the Broker / Financial Advisor indicated in Section 11 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker / Financial Advisor of record at any time by contacting Fidelity Private Credit Fund Investor Relations at the number indicated below at any time by contacting the transfer agent at alternatives@fmr.com.
Each Account Holder / Trustee / Authorized Signatory must sign below. Please print, sign, and scan this page if applicable
. (Custodians must sign in Section 3 on a custodial account)

X	X

Owner or Authorized Person Signature	Date (mm/dd/yyyy)

X	X

Co-Investor or Authorized Person Signature	Date (mm/dd/yyyy)

X	X

Co-Investor or Authorized Person Signature	Date (mm/dd/yyyy)

Fidelity Private Credit Fund | Subscription Agreement	14

11 | Broker / Financial Advisor Information and Signature
The Financial Representative or Investment Advisor must sign below to complete the order.

Broker	Financial Advisor Name

Advisor Mailing Address

City	State	Zip Code

Financial Advisor Number	Branch Number	Telephone Number

Central Registration Depository (CRD) number

Operations Contact Name	Operations Contact Email Address
In all cases where sales of securities are made through an intermediary, Section 11 must be completed.
The Financial Representative hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence. The Investment Advisor represents that it is an investment advisor registered under the Investment Advisers Act of 1940 or the applicable division in each state in which such Investment Advisor or its activities require registration. The undersigned confirm(s), with respect to this investor in the Fidelity Private Credit Fund, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is in the best interest of such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Financial Representative or Investment Advisor listed in Section 11 further represents and certifies that, in connection with this subscription for shares, he/she has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws and the rules promulgated thereunder.
THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.
Please print, sign, and scan this page if applicable.

X

Financial Representative / Investment Advisor Signature	Date (mm/dd/yyyy)

Fidelity Private Credit Fund | Subscription Agreement	15

12 | Other Important Information
If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Fidelity Private Credit Fund experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 10 above, they are asked to promptly notify Fidelity Private Credit Fund and the Broker in writing. The Broker may notify Fidelity Private Credit Fund if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 10 above, and Fidelity Private Credit Fund may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.
No sale of shares may be completed until at least five business days after you receive the final prospectus. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Fidelity Private Credit Fund.
To be accepted, a subscription request must be made with a completed and executed Subscription Agreement in good order and payment of the full purchase price at least five business days prior to the first calendar day of the month (unless waived). All items on the Subscription Agreement, other than those marked optional, must be completed in order for your Subscription Agreement to be processed. You will receive a written confirmation of your purchase.
Upon receipt of any and all funds received from prospective purchasers of shares, dealers, investors, or broker-dealers on their behalf, must transmit the same together with a copy of this executed Subscription Agreement or copy of the signature page of such agreement, stating among other things, the name of the purchaser, current address, and the amount of the investment to alternatives@fmr.com (a) by the end of the next business day following receipt where internal supervisory review is conducted at the same location at which subscription documents and funds are received, or (b) by the end of the second business day following receipt where internal supervisory review is conducted at a different location than which subscription documents and funds are received.
Return the completed Subscription Agreement to: alternatives@fmr.com
Appendix A | Supporting Document Requirements
☐ Please provide the following supporting documentation based on your account type.

Individual	☐ If a non-U.S. person, Form W-8BEN
Joint (including JTWROS, Tenants in Common, Community Property)	☐ For each non-U.S. Person account holder, Form W-8BEN
IRA (including ROTH, SEP, Rollover, Inherited)	☐ None
Trust	☐ Certificate of Trust or Declaration of Trust ☐ Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8 )
Corporation (including C Corp., S Corp., LLC)	☐ Formation documents ☐ Articles of incorporations ☐ Authorized signatory list ☐ Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8 )
Partnership	☐ Formation documents ☐ Authorized signatory list ☐ Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8 )

Fidelity Private Credit Fund | Subscription Agreement	16

Appendix B | Privacy Notice
PRIVACY NOTICE

Rev. 06/2024

FACTS	What do Fidelity Investments and the Fidelity Funds do with your personal information?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: ▪ Social Security number and employment information ▪ assets and income ▪ account balances and transaction history When you are *no longer* our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Fidelity Investments and the Fidelity Funds (hereinafter referred to as "Fidelity") choose to share, and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES FIDELITY SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

QUESTIONS?	Call 800.343.3548. If we serve you through an investment professional, please contact them directly. Specific Internet addresses, mailing addresses, and telephone numbers are listed on your statements and other correspondence.

Fidelity Private Credit Fund | Subscription Agreement	17

Effective June 2024.	1.752018.128
© 2024–2025 FMR LLC. All rights reserved	PRIV-INS-0524 524812.60.0

Fidelity Private Credit Fund Subscription Agreement – PI

1 | Your Investment

Investment Amount $

Share Class (Must select one)

☐ Class I

$25,000 minimum initial investment
2 | Form of Ownership

Individual / Joint Accounts		Retirement Accounts		Entity Accounts

☐	Individual	☐	IRA	☐	Trust

☐	Joint Tenant with Rights of Survivorship	☐	Roth IRA	☐	C Corporation

☐	Tenants in Common	☐	SEP IRA	☐	S Corporation

☐	Community Property	☐	Rollover IRA	☐	Partnership

☐	Uniform Gift / Transfer to Minors	☐	Inherited IRA	☐	Limited Liability Corporation

☐	State:	☐	Other:

Brokerage Account Number:		Custodian Account Number:		Brokerage Account Number:

The Fund maintains two subscription agreements: One for investors subscribing through participating intermediaries with whom the Managing Dealer has entered into a Selected Intermediary Agreement and one for investors subscribing through the Fidelity Brokerage Services LLC platform. Please consult your financial intermediary for information on the subscription agreement applicable to you.

Fidelity Private Credit Fund | Subscription Agreement	2

3 | Investor Information
The information provided in this section must be compliant with IRS Form
W-9
and related instructions (see
www.irs.gov
for instructions). Legal addresses must include a residential street address (P.O. boxes will not be accepted).
The Fund is closed to investors from the State of Washington.
1. Primary Account Holder / Minor (if Uniform Gift / Transfer to Minors Account) / Trustee / Authorized Signatory (Natural Persons)

Name (first, middle, last)

Social Security Number Date of Birth (mm/dd/yyyy)

Legal Street Address City State Zip

Mailing Street Address City State Zip

Email Address Phone Number

Please indicate if you are a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

Country of Citizenship if non-U.S. Citizen ( A completed applicable Form W-8 is required for subscription if you are a Non-Resident Alien )

Please specify if you are a Fidelity employee/officer/director/trustee/affiliate (required) :

☐ Fidelity Officer or Director/Trustee 1 ☐ Fidelity Employee 2 ☐ Fidelity Fund Officer or Director/Trustee 3
☐ Immediate Family Member of Fidelity Officer or Director/Trustee ☐ Not Applicable
2. Joint Account Holder / Custodian (if Uniform Gift / Transfer to Minors Account) /
Co-Trustee
/ Authorized Signatory (Natural Persons)

Name (first, middle, last)

Social Security Number Date of Birth (mm/dd/yyyy)

Legal Street Address City State Zip

Mailing Street Address City State Zip

Email Address Phone Number

Please indicate if you are a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

Country of Citizenship if non-U.S. Citizen ( A completed applicable Form W-8 is required for subscription if you are a Non-Resident Alien )

Please specify if you are a Fidelity employee/officer/director/trustee/affiliate (required) :

☐ Fidelity Officer or Director/Trustee ☐ Fidelity Employee ☐ Fidelity Fund Officer or Director/Trustee
☐ Immediate Family Member of Fidelity Officer or Director/Trustee ☐ Not Applicable

Fidelity Private Credit Fund | Subscription Agreement	3

1
“Fidelity Officer or Director/Trustee” includes any independent director/trustee, interested director/trustee, president, vice president, secretary, or treasurer of Fidelity, or any other officer of Fidelity customarily performing functions similar to those performed by any of the above designated directors/trustees and officers.

2	“Fidelity Employee” includes any employee of Fidelity.
3
“Fidelity Fund Officer or Director/Trustee” includes any independent director/trustee, interested director/trustee, president, vice president, secretary, or treasurer of a Fidelity registered investment company, business development company, or privately offered investment vehicle, or any other officer customarily performing functions similar to those performed by any of the above designated directors/trustees and officers.

Fidelity Private Credit Fund | Subscription Agreement	4

3.	Joint Account Holder / Co-Trustee / Authorized Signatory (Natural Persons)

Name (first, middle, last)

Social Security Number Date of Birth (mm/dd/yyyy)

Legal Street Address City State Zip

Mailing Street Address City State Zip

Email Address Phone Number

Please indicate if you are a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

Country of Citizenship if non-U.S. Citizen ( A completed applicable Form W-8 is required for subscription if you are a Non-Resident Alien )

Please specify if you are a Fidelity employee/officer/director/trustee/affiliate (required) :

☐ Fidelity Officer or Director/Trustee	☐ Fidelity Employee	☐ Fidelity Fund Officer or Director/Trustee
☐ Immediate Family Member of Fidelity Officer or Director/Trustee		☐ Not Applicable

4.	Additional Information (Entities Only)

Entity Name

Tax ID Number Date of Formation (mm/dd/yyyy)

Legal Street Address City State Zip

Country of Domicile (Form W-8 required for non-U.S.)

Email Address

Exemptions per Form W-9 ( see Form W-9 instructions at www.irs.gov )

Exemptions for FATCA Reporting Code (if any)

Please indicate if you are a:

☐ Pension Plan ☐ Profit Sharing Plan ☐ Not-for-Profit Organization

☐ Fidelity Affiliate ☐ Fidelity Fund ☐ Non-Fidelity Fund

Additional Information For Non-Fidelity Funds Only

a.	Are you an investment company registered under the Investment Company Act of 1940 (1940 Act) or have you elected to be regulated as a business development company under the 1940 Act?
        ☐ Yes            ☐ No

Fidelity Private Credit Fund | Subscription Agreement	5

1.	If yes, will your subscription (together with any existing shares) cause you to exceed the investment limits set forth in Section 12(d)(1)(A) or Section 12(d)(1)(C) of the 1940 Act?
        ☐ Yes            ☐ No

2.	If yes to Question 4(a)(1), will your subscription be in reliance on Section 12(d)(1)(F) of the 1940 Act?
        ☐ Yes            ☐ No
If no to Question 4(a)(2), please contact
FoFCoE@fmr.com
to obtain an Investment Agreement to invest pursuant to Rule
12d1-4
under the 1940 Act.
Please provide your adviser and
sub-adviser
(if applicable):

Adviser :

Sub-Adviser (if applicable) :

b.	Are you a private fund that is not registered under the Investment Company Act in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?
        ☐ Yes            ☐ No
If yes, will your subscription (together with any existing shares) cause you to exceed the investment limits set forth in Section 12(d)(1)(A)(i) of the 1940 Act?
        ☐ Yes            ☐ No
4  | Transfer on Death Beneficiary Information (Optional for Individual / Joint Accounts)

Please designate the beneficiary information for your account. If completed, all information is required. Secondary beneficiary information may only include whole percentages and must total 100%. (Not available for Louisiana residents).

☐ Primary
First Name	MI	Last Name	SSN	Date of Birth	☐ Secondary %

☐ Primary
First Name	MI	Last Name	SSN	Date of Birth	☐ Secondary %

☐ Primary
First Name	MI	Last Name	SSN	Date of Birth	☐ Secondary %

Fidelity Private Credit Fund | Subscription Agreement	6

5 | ERISA Plan Assets Regulation
Are you a “benefit plan investor”
4
within the meaning of the Plan Assets Regulation
5
or will you use the assets of a “benefit plan investor” to invest in Fidelity Private Credit Fund?
☐ Yes  ☐ No
6 | Distribution Instructions
You are
automatically
enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO, OREGON, TENNESSEE, or VERMONT.
If you
are
a resident of
Alabama
, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, or Vermont, you have the option to enroll in the Distribution Reinvestment Plan.

☐	I want to opt out of the Distribution Reinvestment Plan. Note: if you elect to opt out of the DRIP plan, your distributions will go back into the account you selected in which to hold this investment .

☐
I want to enroll
in the Distribution Reinvestment Plan.
Note: if you do not elect to enroll in the DRIP plan, your distributions will go back into the account you selected in which to hold this investment
.

If you are
NOT
a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan.
7 | Electronic Delivery Consent
Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Fidelity Private Credit Fund. If you would like to consent to electronic delivery, including pursuant to email, please check the box below.
By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available. You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

4
The term “benefit plan investor” includes, for example: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans” described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (including, for example, an “individual retirement account”, an “individual retirement annuity”, a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute the assets of, one or more “employee benefit plans” or “plans” (such as for example, a master trust or a plan assets fund) under ERISA or the Plan Assets Regulation.

5
“Plan Assets Regulation” means the regulations issued by the United States Department of Labor at
Section 2510.3-101
of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time.

Fidelity Private Credit Fund | Subscription Agreement	7

By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.
In order to consent to
e-delivery,
each account holder must initial the representation below:

	Primary Investor	Co- Investor	Co- Investor
I (we) consent to e-delivery.	☐	☐	☐

Fidelity Private Credit Fund | Subscription Agreement	8

8 | Subscriber Representations and Signatures
Fidelity Private Credit Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Fidelity Private Credit Fund may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.
Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf.
In order to induce Fidelity Private Credit Fund to accept this subscription, I (we) hereby represent and warrant as follows (Each account holder must initial representations 1 – 9, to the extent applicable):

	Primary Investor	Co- Investor	Co- Investor
1.
I (we) understand that the subscription request submitted will not be accepted fewer than 5 days after I/we have received the prospectus (as amended or supplemented) for the Fidelity Private Credit Fund.
	☐	☐	☐

2.
I (we) have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000. If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.
6
	☐	☐	☐

3.
In addition to the general suitability requirements described above, I/we meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.” If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.
	☐	☐	☐

4. I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.	☐	☐	☐

5.
I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.
	☐	☐	☐

6. I have received notice that Fidelity Private Credit Fund may enter into transactions with Fidelity affiliates that involve conflicts of interest as described in the prospectus.	☐	☐	☐

6
In the case of sales to fiduciary accounts, the minimum standards set forth in the prospectus under “SUITABILITY STANDARDS” shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

Fidelity Private Credit Fund | Subscription Agreement	9

7.
I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month and my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share as of the last day of each month will generally be made available on our website within 20 business days of the last day of each month.
	☐	☐	☐

8.
I acknowledge that my subscription request will not be accepted any earlier than five business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted, and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent or my financial intermediary.
	☐	☐	☐

9. I certify that I am not a resident of the state of Washington.	☐	☐	☐

10.  If you live in any of the following states, please read the following carefully and check the appropriate box: Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Tennessee, and Vermont.

If I am an
Alabama
resident, I have a liquid net worth of at least 10 times my investment in Fidelity Private Credit Fund and its affiliates.
 ☐ Yes ☐ No

If I am a
California
resident, I may not invest more than 10% of my liquid net worth in Fidelity Private Credit Fund and have either (a) a liquid net worth of $350,000 and annual gross income of $65,000 or (b) a liquid net worth of $500,000.
 ☐ Yes ☐ No

If I am an
Idaho
resident, I have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, my total investment in Fidelity Private Credit Fund shall not exceed 10% of my liquid net worth.
 ☐ Yes ☐ No

If I am an
Iowa
resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit my aggregate investment in Fidelity Private Credit Fund and in the securities of other non-traded
business development companies (“BDCs”) to 10% of my liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).
 ☐ Yes ☐ No

If I am a
Kansas
resident, I understand that the Securities Commissioner of Kansas recommends that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10 percent of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.
 ☐ Yes ☐ No

Fidelity Private Credit Fund | Subscription Agreement	10

If I am a
Kentucky
resident, my investment in Fidelity Private Credit Fund or its affiliates may not exceed 10% of my liquid net worth. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.
 ☐ Yes ☐ No

If I am a
Maine
resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.
 ☐ Yes ☐ No

If I am a
Massachusetts
resident, Massachusetts investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a Massachusetts investor’s investment in us, our affiliates and other non-publicly-traded
direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.
 ☐ Yes ☐ No

If I am (we are) a
Missouri
resident, no more than ten percent (10%) of my (our) liquid net worth shall be invested in securities being registered in this offering.
 ☐ Yes ☐ No

If I am a
Nebraska
resident, my aggregate investment in Fidelity Private Credit Fund and the securities of other business development companies may not exceed 10% of my net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), are not subject to the foregoing investment concentration limit.
 ☐ Yes ☐ No

If am a
New Jersey
resident, I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my investment in Fidelity Private Credit Fund, its affiliates and other non-publicly-traded
direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of my liquid net worth.
 ☐ Yes ☐ No

Fidelity Private Credit Fund | Subscription Agreement	11

If I am a
New Mexico
resident, I may not invest more than 10% of my liquid net worth in Fidelity Private Credit Fund, its affiliates and in other non-traded
business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.
 ☐ Yes ☐ No

If I am a
North Dakota
resident, I have a net worth of at least ten times my investment in Fidelity Private Credit Fund.
 ☐ Yes ☐ No

If I am an
Ohio
resident, my investment in Fidelity Private Credit Fund, its affiliates, and in any other non-traded
BDC, may not exceed 10% of my liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities.
 ☐ Yes ☐ No

If I am an
Oklahoma
resident, my investment in Fidelity Private Credit Fund may not exceed 10% of my liquid net worth.
 ☐ Yes ☐ No

If I am an
Oregon
resident, my investment in Fidelity Private Credit Fund and its affiliates may not exceed 10% of my liquid net worth. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.
 ☐ Yes ☐ No

If I am a
Pennsylvania
resident, my investment in Fidelity Private Credit Fund may not exceed 10% of my liquid net worth.
 ☐ Yes ☐ No

If I am
Puerto Rico
resident, my investment in Fidelity Private Credit Fund, its affiliates, and other non-traded
business development companies, may not exceed 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.
 ☐ Yes ☐ No

If I am a
Tennessee
resident, I have a liquid net worth of at least ten times my investment in Fidelity Private Credit Fund.
 ☐ Yes ☐ No

If I am a
Vermont
resident and am not an “accredited investor” as defined in 17 C.F.R. § 230.501, my investment in this offering may not exceed 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.
 ☐ Yes ☐ No

Fidelity Private Credit Fund | Subscription Agreement	12

I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Fidelity Private Credit Fund. Investors may change the Broker / Financial Advisor of record at any time by contacting Fidelity Private Credit Fund Investor Relations at the number indicated below at any time by contacting the transfer agent at alternatives@fmr.com.
Each Account Holder / Trustee / Authorized Signatory must sign below. Please print, sign, and scan this page if applicable.

X	X

Owner or Authorized Person Signature	Date (mm/dd/yyyy)

X	X

Co-Investor or Authorized Person Signature	Date (mm/dd/yyyy)

X	X

Co-Investor or Authorized Person Signature	Date (mm/dd/yyyy)

Fidelity Private Credit Fund | Subscription Agreement	13

9 | Other Important Information
If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Fidelity Private Credit Fund experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 8 above, they are asked to promptly notify Fidelity Private Credit Fund and the Broker in writing. The Broker may notify Fidelity Private Credit Fund if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 8 above, and Fidelity Private Credit Fund may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.
No sale of shares may be completed until at least five business days after you receive the final prospectus. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Fidelity Private Credit Fund.
To be accepted, a subscription request must be made with a completed and executed Subscription Agreement in good order and payment of the full purchase price at least five business days prior to the first calendar day of the month (unless waived). All items on the Subscription Agreement, other than those marked optional, must be completed in order for your Subscription Agreement to be processed. You will receive a written confirmation of your purchase.
Upon receipt of any and all funds received from prospective purchasers of shares, investors, or intermediaries on their behalf, must transmit the same together with a copy of this executed Subscription Agreement or copy of the signature page of such agreement, stating among other things, the name of the purchaser, current address, and the amount of the investment to alternatives@fmr.com (a) by the end of the next business day following receipt where internal supervisory review is conducted at the same location at which subscription documents and funds are received, or (b) by the end of the second business day following receipt where internal supervisory review is conducted at a different location than which subscription documents and funds are received.
Return the completed Subscription Agreement to: alternatives@fmr.com
Appendix A | Supporting Document Requirements

☐	Please provide the following supporting documentation based on your account type.

Individual	☐	If a non-U.S. person, Form W-8BEN

Joint (including JTWROS, Tenants in Common, Community Property)	☐	For each non-U.S. Person account holder, Form W-8BEN

IRA (including ROTH, SEP, Rollover, Inherited)	☐	None

Trust	☐	Certificate of Trust or Declaration of Trust

	☐	Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8 )

Corporation (including C Corp., S Corp., LLC)	☐	Formation documents

	☐	Articles of incorporations

	☐	Authorized signatory list

	☐	Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8 )

Partnership	☐	Formation documents

	☐	Authorized signatory list

	☐	Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8 )

Fidelity Private Credit Fund | Subscription Agreement	14

Appendix B | Privacy Notice
PRIVACY NOTICE

Rev. 06/2024

FACTS	What do Fidelity Investments and the Fidelity Funds do with your personal information?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: ▪ Social Security number and employment information ▪ assets and income ▪ account balances and transaction history When you are *no longer* our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Fidelity Investments and the Fidelity Funds (hereinafter referred to as "Fidelity") choose to share, and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES FIDELITY SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

QUESTIONS?	Call 800.343.3548. If we serve you through an investment professional, please contact them directly. Specific Internet addresses, mailing addresses, and telephone numbers are listed on your statements and other correspondence.

Fidelity Private Credit Fund | Subscription Agreement	15

Effective June 2024.	1.752018.128
© 2024–2025 FMR LLC. All rights reserved.	PRIV-INS-0524 524812.60.0

PART C

Other Information

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

The following financial statements of Fidelity Private Credit Fund are included in Part A of this Registration Statement.

Page
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Statements of Assets and Liabilities as of December 31, 2024 and 2023	F-3
Consolidated Statements of Operations for the years ended December 31, 2024, 2023, and the period March 23, 2022 (inception) through December 31, 2022	F-5
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2024, 2023 and the period March 23, 2022 (inception) through December 31, 2022	F-6
Consolidated Statements of Cash Flows for the years ended December 31, 2024, 2023 and the period March 23, 2022 (inception) through December 31, 2022	F-7
Consolidated Schedules of Investments as of December 31, 2024 and 2023	F-9
Notes to Consolidated Financial Statements	F-29

(2)	Exhibits

(a)(1)	Declaration of Trust of the Registrant(4)

(a)(2)	Fourth Amended and Restated Declaration of Trust of the Registrant(4)

(b)	Third Amended and Restated Bylaws of the Registrant(4)

(c)	Not applicable

(d)(1)	Form of Subscription Agreement (FI) (included in the Prospectus as Appendix A)*

(d)(2)	Form of Subscription Agreement (PI) (included in the Prospectus as Appendix A)*

(e)	Amended and Restated Distribution Reinvestment Plan(6)

(f)	Not applicable

(g)	Second Amended and Restated Investment Advisory Agreement(5)

(h)(1)	Managing Dealer Agreement(4)

(h)(2)	Form of Selected Intermediary Agreement(1)

(h)(3)	Distribution and Service Plan Class S and Class D Shares(4)

(h)(4)	Distribution and Service Plan Class I Shares(4)

(i)	Not applicable

(j)	Custodian Agreement, between State Street Bank and Trust Company and Fidelity Private Credit Fund(3)

(k)(1)	Amended and Restated Administration Agreement(4)

(k)(2)	Multiple Class of Shares Plan(4)

(k)(3)	Expense Support and Conditional Reimbursement Agreement(4)

(k)(4)	Amendment to the Expense Support and Conditional Reimbursement Agreement(4)

(k)(5)	Amended and Restated Expense Limitation Agreement*

(k)(6)	Waiver of Recoupment Letter(8)

(k)(7)	Form of Fund of Funds Investment Agreement(6)

(k)(8)

Senior Secured Revolving Credit Agreement, dated as of March 17, 2023, by and among Fidelity Private Credit Fund, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, the lenders party thereto, and JPMorgan Chase Bank, N.A., and Wells Fargo Securities, LLC, as lead arrangers and bookrunners(4)

(k)(9)	Amendment No. 1 to the Senior Secured Revolving Credit Agreement(7)

(k)(10)

Revolving Credit and Security Agreement, dated as of May 2, 2024, among Fidelity Private Credit Fund BSPV LLC, as borrower, the lenders from time to time parties thereto, BNP Paribas, as administrative agent, Fidelity Private Credit Fund, as equityholder, Fidelity Private Credit Fund, as investment advisor, Virtus Group, LP, as collateral administrator, and State Street Bank and Trust Company, as collateral agent(10)

(k)(11)	Commitment Increase Agreement, dated as of June 13, 2024, by and among Fidelity Private Credit Fund, as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent(9)

(k)(12)

Credit and Security Agreement, dated as of December 12, 2024, among Fidelity Private Credit Fund CSPV LLC, as borrower, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, Fidelity Private Credit Fund, as equityholder, Fidelity Private Credit Fund, as investment advisor, Virtus Group, LP, as collateral administrator, and State Street Bank and Trust Company, as collateral agent(11)

(k)(13)

First Amendment to the Revolving Credit and Security Agreement, dated as of February 21, 2025, by and among Fidelity Private Credit Fund BSPV LLC, as borrower, the lenders party thereto and BNP Paribas, as administrative agent(12)

(k)(14)

Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 10, 2025, among Fidelity Private Credit Fund, as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent(14)

(l)	Opinion of Dechert LLP(13)

(n)	Consent of Independent Registered Public Accounting Firm*

(o)	Not applicable

(p)	Subscription Agreement for Seed Capital(2)

(q)	Not applicable

(r)(1)	Code of Ethics of the Fund and the Adviser(7)

(r)(2)	Fidelity Fund’s Code of Ethics for President, Treasurer and Principal Accounting Officer(7)

(s)(1)	Power of Attorney(13)

(s)(2)	Calculation of Filing Fee Tables(15)

*	Filed herewith.
(1)	Previously filed as an exhibit to the Registration Statement on Form N-2 (File No. 333-267297), filed on September 6, 2022 and incorporated herein by reference.
(2)	Previously filed as an exhibit to the Registration Statement on Form N-2 (File No. 333-267297), filed on October 28, 2022 and incorporated herein by reference.
(3)	Previously filed as an exhibit to the Registration Statement on Form N-2 (File No. 333-267297), filed on December 30, 2022 and incorporated herein by reference.
(4)	Previously filed as an exhibit to the Annual Report on Form 10-K (File No. 814-01571), filed on March 22, 2023 and incorporated herein by reference.
(5)	Previously filed as an exhibit to the Fund’s Current Report on Form 8-K (File No. 814-01571), filed on February 6, 2023 and incorporated herein by reference.
(6)	Previously filed as an exhibit to the Registration Statement on Form N-2 (File No. 333-267297), filed on May 11, 2023 and incorporated herein by reference.

(7)	Previously filed as an exhibit to the Fund’s Annual Report on Form 10-K (File No. 814-01571), filed on March 22, 2024 and incorporated herein by reference.
(8)	Previously filed as Exhibit 10.1 to the Fund’s Quarterly Report on Form 10-Q (File No. 814-01571), filed on August 11, 2023 and incorporated herein by reference.
(9)	Previously filed as Exhibit 10.1 to the Fund’s Current Report on Form 8-K (File No. 814-01571), filed on June 18, 2024.
(10)

Previously filed as Exhibit 10.1 to the Fund’s Quarterly Report on Form 10-Q (File No. 814-01571), filed on May 10, 2024. Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

(11)	Previously filed as Exhibit 10.1 to the Fund’s Current Report on Form 8-K (File No. 814-01571), filed on December 17, 2024
(12)	Previously filed as Exhibit 10.1 to the Fund’s Current Report on Form 8-K (File No. 814-01571), filed on February 27, 2025.
(13)	Previously filed as an exhibit to the Registration Statement on Form N-2 (File No. 333-284605), filed on January 30, 2025 and incorporated herein by reference.
(14)	Previously filed as Exhibit 10.1 to the Fund’s Current Report on Form 8-K (File No. 814-01571), filed on April 16, 2025.
(15)	Previously filed as an exhibit to the Registration Statement on Form N-2 (File No. 333-284605), filed on March 27, 2025 and incorporated herein by reference.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution

SEC registration fee	$459,300
FINRA filing fee	$225,500
Legal	$1,600,000
Printing	$250,000
Accounting	$1,052,500
Blue Sky Expenses	$319,843
Advertising and sales literature	$—
Due Diligence	$—
Miscellaneous fees and expenses	$5,177,250

Total	$9,084,393

Item 28.	Persons Controlled by or Under Common Control

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Fidelity Private Credit Fund Blocker 2 LLC (Delaware)	100%
FPCF CA SPE 2 LLC (Delaware)	100%
Fidelity Private Credit Tactical 1 LLC (Delaware)	100%
Fidelity Private Credit Tactical 2 LLC (Delaware	100%
Fidelity Private Credit Fund GSPV LLC (Delaware)	100%
Fidelity Private Credit Fund BSPV LLC (Delaware)	100%
Fidelity Private Credit Fund CSPV LLC (Delaware)	100%

The information contained under the heading “Management of the Fund,” “Advisory Agreement and Administration Agreement” and “Control Persons and Principal Shareholders” in this Registration Statement is incorporated herein by reference.

Item 29.	Number Of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common shares as of March 30, 2025.

Title of Class	Number of Record Holders
Common shares of beneficial interest, $0.01 par value	4,933

Item 30.	Indemnification

The information contained under the heading “Description of our Common Shares,” “Advisory Agreement and Administration Agreement” and “Plan of Distribution—Indemnification” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has obtained and maintains liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31.	Business and Other Connections of Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which Fidelity Diversifying Solutions LLC (“FDS”), and each managing director, director or executive officer of FDS, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management of the Fund.” Additional information regarding FDS and its officers and managing member is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-122572) and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of:

(1)	the Registrant;

(2)	the Transfer Agent;

(3)	the Custodian;

(4)	the Adviser; and

(5)	the Administrator.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

We hereby undertake:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430B or other prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(5) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(ii) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(6) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, the prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant certifies that this Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 meets all of the requirements for effectiveness under Rule 486(b) under the Securities Act and has duly caused this Pre-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts on the 18th day of April, 2025.

FIDELITY PRIVATE CREDIT FUND

By:	/s/ Heather Bonner
Name:	Heather Bonner
Title:	President and Treasurer

Pursuant to the requirements of the Securities Act, this Pre-Effective Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Heather Bonner Heather Bonner	President and Treasurer	Date: April 18, 2025

/s/ Stephanie Caron Stephanie Caron	Chief Financial Officer	Date: April 18, 2025

/s/ David B. Jones David B. Jones*	Trustee and Chairman of the Board	Date: April 18, 2025

/s/ Jennifer M. Birmingham Jennifer M. Birmingham*	Trustee	Date: April 18, 2025

/s/ Matthew J. Conti Matthew J. Conti*	Trustee	Date: April 18, 2025

/s/ Tara C. Kenney Tara C. Kenney*	Trustee	Date: April 18, 2025

*By:	/s/ William J. Bielefeld

William J. Bielefeld As Agent or Attorney-in-Fact

The original power of attorney authorizing William J. Bielefeld to execute this Pre-Effective Amendment No. 3 to the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement has been executed and filed as an Exhibit to the Registrant’s registration statement on Form N-2 (File No. 333-284605), filed on January 30, 2025.